UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08055

     TIAA-CREF MUTUAL FUNDS
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 - June 30, 2006

Item 1. Reports to Stockholders.

2006 SEMIANNUAL REPORT

TIAA-CREF MUTUAL FUNDS

JUNE 30, 2006 Financial statements (unaudited) including summary portfolios of investments

International Equity	High-Yield Bond

Growth Equity	Short-Term Bond

Growth & Income	Tax-Exempt Bond

Equity Index	Bond Plus

Social Choice Equity	Money Market

Managed Allocation

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PERFORMANCE OVERVIEW AS OF JUNE 30, 2006

		Average annual compound rates of total return

	Inception date	1 year	5 years	Since inception

EQUITIES
International Equity Fund	9/2/1997	29.68%	9.92%	7.76%
Growth Equity Fund	9/2/1997	4.68	–2.38	1.75
Growth & Income Fund	9/2/1997	9.48	1.54	5.59
Equity Index Fund	4/3/2000	9.27	3.33	–0.32
Social Choice Equity Fund	4/3/2000	10.23	3.84	0.00

EQUITIES & FIXED INCOME
Managed Allocation Fund	9/2/1997	7.52	4.60	6.17

FIXED INCOME
High-Yield Bond Fund	4/3/2000	3.80	7.08	7.05
Short-Term Bond Fund	4/3/2000	1.22	3.96	5.11
Tax-Exempt Bond Fund	4/3/2000	–0.31	4.84	5.66
Bond Plus Fund	9/2/1997	–0.78	5.05	5.94
Money Market Fund*	9/2/1997	4.04	2.09	3.57

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD
(30-day period ended 6/30/2006)		(7-day period ended 6/27/2006)

	Effective		Current	Effective
Bond Plus Fund	5.26%	Money Market Fund*	4. 89%	5.01%

*

Investments in the TIAA-CREF Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

Understanding your TIAA-CREF Mutual Funds report

This report contains information about TIAA-CREF Mutual Funds and analyzes the funds’ results for the six-month period ended June 30, 2006. It has six main sections:

•	The performance overview on the inside front cover shows the funds’ returns over a variety of time periods.

•	The letter from Scott Evans, executive vice president and head of Asset Management, describes how TIAA-CREF Mutual Funds are evolving to serve you better.

•

The letter from Edward Grzybowski, the chief investment officer of Teachers Advisors, Inc., the funds’ investment adviser, explains how returns from various asset classes differed during the six-month period.

•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark index and peer group. This section also provides information about risks and expenses.

•	The summary portfolios of investments list the industries or types of securities in which each fund had investments as of June 30, 2006, and the largest individual issues the fund held on that date.

•	The financial statements contain detailed information about the operations and financial condition of each fund.

You can get current performance information at the end of every business day from our automated telephone service or from the TIAA-CREF website.

          As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200, for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

2   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Scott C. Evans
Executive Vice President

Keeping pace with your evolving needs

I am pleased to provide you with the 2006 TIAA-CREF Mutual Funds Semiannual Report.

          In response to your expressed desire for more fund choices, we introduced twelve new funds as part of the Retail share class of TIAA-CREF Institutional Mutual Funds on March 31, 2006.

          More than ever before, finding value in the global marketplace is a demanding task. We are increasing the size of our analyst team by nearly 50% in order to give our research capacity a more global reach. We will continue to deploy all of our resources in a diligent, efficient and risk-controlled manner. Because we are committed to providing you with expert investment management while restraining expenses, we are obsessive about spending each dollar wisely.

          As I focus my attention on leading Asset Management at TIAA-CREF, I am pleased to turn over investment policy responsibilities to Edward Grzybowski, who brings to his new position nearly two decades of experience at the company.

          As the chief investment officer of Teachers Advisors, Inc., the investment adviser for the funds, Ed is charged with building on our heritage of helping to provide financial security through disciplined, low-priced investment management.

          Ed and I will work with the Asset Management staff with one clear objective: to help maximize the ending balance in your funds, while remaining conscious of risk. That is what our customers in the academic, medical, cultural and research fields have come to expect from TIAA-CREF, and TIAA-CREF Mutual Funds is dedicated to these same principles.

          Whether your investments with us are in equities or bonds, whether you use a growth strategy or a value one, you can be sure that—as your investment partner—we will work to help build shareholder value. That’s what it means to provide financial services for the greater good, and we believe that’s one of the reasons why you choose to invest with us.

/s/ Scott C. Evans

Scott C. Evans
Executive Vice President

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   3

Report to investors

During the first half of 2006, investors drove stock prices higher and then engaged in a sell-off that erased a sizable portion of the year’s gains. The Russell 3000® Index, which measures the broad U.S. stock market, was up 5.3% in the first quarter but dropped 2% in the second, ending the six-month period with a return of 3.2%.

          Investors changed course largely out of fear that higher interest rates and increased energy prices would derail economic growth and reduce corporate profits.

The Federal Reserve reacts to rising prices

The year began with the U.S. economy in high gear. The nation’s Gross Domestic Product jumped by 5.6% in the first quarter of 2006, but this surging growth—along with the rising cost of energy—raised the threat of higher inflation. At the end of March, the Consumer Price Index was up 3.4% from its level of a year earlier.

During the six-month period, returns varied widely among asset classes.

          In response to robust growth and rising inflation, the Federal Reserve continued the credit-tightening policy it began in June 2004. It raised short-term interest rates four times during the first half of 2006, and these hikes helped push longer-term rates higher, too.

          The yield on 10-year Treasury notes, which serves as the benchmark for the bond market, went from 4.39% at the end of December 2005 to 5.14% at the end of June 2006.

Bonds fade, foreign stocks shine

Rising yields on newly issued bonds reduced the market value of the bonds already held in many investment portfolios. Income from interest on bond holdings offset some of that decline, but the Lehman Brothers U.S. Aggregate Index, which measures the investment-grade bond market, posted a 0.7% loss for the six-month period.

          High-yield bonds, whose returns are normally more resistant to rising interest rates, gained 1.6%.

          Foreign stocks remained one of the brighter parts of the investment landscape. During the period, a stronger euro and pound boosted the MSCI EAFE® Index to a 10.2% return in terms of U.S. dollars. The EAFE index tracks 21 stock markets in developed nations outside North America.

4   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

          Over the five years ended June 30, 2006, the foreign stocks of the EAFE index have produced a cumulative return of 61.5%, versus the 18.9% return of U.S. stocks, as measured by the Russell 3000.

Funds post mixed results

During the six-month period, returns varied widely among asset classes, and, accordingly, among the TIAA-CREF Mutual Funds as well.

          Returns for the equity funds ranged from –2.9% for the Growth Equity Fund to 10.7% for the International Equity Fund, which invests in foreign stocks.

          The decline in U.S. bond prices continued to hamper the fixed-income market. Returns varied from –0.7% for the Bond Plus Fund to 1.8% for the High-Yield Bond Fund.

          The Federal Reserve’s ongoing program of rate hikes lifted money market rates throughout the six-month period, and the Money Market Fund posted a return of 2.2%.

Our strategy is to stay fully invested

Throughout the period, each of our funds remained fully invested in order to participate in any gains achieved by its market segment. At the same time, we continued to pay close attention to costs, delivering highly disciplined investment management along with some of the lowest expense ratios in the mutual fund industry.

          We keep each of our funds faithful to its objectives in order to keep your allocation strategies on track.

/s/ Edward J. Grzybowski

Edward J. Grzybowski
Chief Investment Officer
Teachers Advisors, Inc.

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   5

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of TIAA-CREF Mutual Funds’ holdings (called “TIAA-CREF Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended June 30, 2006) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or
•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

6   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, whose performance can be used as a standard by which to judge the performance of a fund.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages usually issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is larger than that same security’s percentage of the benchmark. See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance can be compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed-income securities”) or other investments.

Total return is the amount an investment provides to investors after expenses are deducted. Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the investment.

Underweight holding is a security held by a fund. In terms of market capitalization, its percentage of the fund is smaller than that same security’s percentage of the benchmark. See also “Overweight holding.”

*

Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   7

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          Some kinds of risk apply to all investments; other risks only apply to certain types of securities. For example, the price of any publicly traded security, such as a stock or bond, may decline in response to general market or economic conditions. This is referred to as “market risk.” An example of a risk that applies only to bonds is “credit risk”—the possibility that a company may be unable to repay the principal of its bonds or pay interest on them.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk and credit risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus.

          The glossary below describes the general risks outlined above, as well as the special risks described in the discussions of each fund.

Call risk is the risk that during periods of declining interest rates, an issuer of a bond may “call” (i.e., redeem) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk that the value of certain fixed-income securities will decline because principal payments have not been made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, the value of growth stocks is generally a function of their expected earnings growth. If that growth fails to occur or to be sustained, share prices can be adversely affected.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

8   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any particular period of time. Although certain funds attempt to closely track the investment performance of their indexes, they may not duplicate the composition of these indexes. In addition, a fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk that certain fixed-income securities that allow for the prepayment of principal will decline in value, and that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that the stock of a company will lose value because the company is involved in a reorganization or some other special situation.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund will not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s style—whether growth-investing or value-investing—will pass out of favor in the marketplace for various periods of time.

Tax risk is the risk that the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities. Also, tax-exempt income from certain securities held by the fund may be a factor in determining whether an individual is subject to the alternative minimum tax (AMT), and such income may affect taxes paid under the AMT. A tax advisor should be consulted.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   9

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.

•	However, they do incur ongoing costs, including management fees.

The examples that appear on the performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

 International Equity Fund  |  Foreign stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The International Equity Fund returned 10.65% for the period, topping both the 10.16% return of the fund’s benchmark, the MSCI EAFE® Index, and the 8.89% average return of similar funds, as measured by the Morningstar Foreign Large Blend category.

Weak dollar boosts foreign stock gains

Gains for foreign stocks were concentrated in the first quarter of 2006, when the fund’s benchmark jumped 9.40%. Momentum reversed sharply in May, and the benchmark struggled to eke out a positive second quarter. A weaker dollar helped: during the quarter the EAFE lost 4.25% in terms of local currencies but gained 0.70% in dollar terms.

          For the six-month period, the dollar’s weakness converted the EAFE’s 3.59% return in local currencies to 10.16% in dollars. This double-digit gain was more than triple the 3.23% return of the broad U.S. stock market, as measured by the Russell 3000® Index.

European stocks drive the benchmark

During the period, the benchmark’s European segment rose 13.58%, fueled by strong performance in France (up 16.06%), the United Kingdom (up 13.61%) and Germany (up 13.41%). Stocks in these three countries constituted more than 40% of the benchmark’s market capitalization.

The Pacific segment was up a modest 3.53%, constrained by the relatively tame 1.91% return of the benchmark’s Japanese stocks, which are its largest component.

Successful stock selections lift returns

Positions in many well-performing stocks enabled the fund to outpace its benchmark. Among the largest contributors were overweights in Finnish energy company Fortum, Italian car maker Fiat and British brokerage company Man Group. A position in Swiss private bank Julius Baer, which was not in the benchmark, also aided returns.

          The positive effects of these holdings were partly offset by positions in a number of underperforming stocks not listed in the benchmark. These included two Japanese companies, magnet maker Neomax and credit company Orient Corporation, as well as Israel’s Teva Pharmaceutical. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange). Overweights in Switzerland’s Zurich Financial Services and Germany’s Deutsche Post also detracted from returns.

          As of June 30, 2006, stocks of companies in emerging markets, which are not included in the benchmark, made up approximately 2% of the fund’s total portfolio investments.

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   11

 International Equity Fund  |   Foreign stocks

Investment objective

The fund seeks favorable long-term returns, mainly through capital appreciation.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of June 30, 2006				Ticker symbol: TIINX

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

International Equity Fund	29.68%	9.92%	7.76%	10.65%	60.50%	93.69%

Benchmark:
Morgan Stanley EAFE Index[2]	26.56	10.06	6.57	10.16	61.53	75.56

Peer group:
Morningstar Foreign Large Blend	26.39	8.08	5.58	8.89	48.25	64.66

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

[2]

From May 31, 2001, through May 31, 2002, MSCI published both a “standard” and a “provisional” version of this index while its composition was being revised. The fund used the provisional version from July 1, 2001, through May 31, 2002, and the returns shown above reflect this. EAFE is a trademark of Morgan Stanley Capital International, Inc.

12   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $19,369 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 36.65%, for the quarter ended December 31, 1999
Worst quarter: –20.18%, for the quarter ended September 30, 2002

* Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report   |   13

International Equity Fund  |   Foreign stocks
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,103.94		$2.56
5% annual hypothetical return	1,000.00	1,022.33	‡	2.46

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.49%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Diversification among world markets

Holdings by country (6/30/2006)	Percent of portfolio investments

Japan	22.4
Germany	21.8
United Kingdom	13.9
France	11.0
Switzerland	8.6
Italy	5.9
Australia	4.0
Finland	3.8
Netherlands	2.2
9 other nations	6.4

Total	100.0

Portfolio breakdown by company size

Capitalization (6/30/2006)	Percent of portfolio investments

Large: over $5 billion	79.40
Middle: $1 billion–$5 billion	17.59
Small: under $1 billion	3.01

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (6/30/2006)	$ 482.82 million
2006 expense ratio	0.49%

14   |  2006 Semiannual Report   TIAA-CREF Mutual Funds

Growth Equity Fund | Large-cap growth stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The Growth Equity Fund returned –2.91% for the period, trailing the –0.93% return of the fund’s benchmark, the Russell 1000® Growth Index, and the –1.32% average return of similar funds, as measured by the Morningstar Large Growth category.

Growth sharply lags value

A global stock rally helped lift large-cap growth stocks 3.09% in the first quarter. However, they declined 3.90% in the second quarter, when a spike in the U.S. inflation rate rattled investors and caused a sell-off that hit technology stocks hardest. For the six-month period, large-cap growth stocks, as measured by the Russell 1000 Growth Index, trailed the 6.56% gain of the Russell 1000 Value Index and the 3.23% rise of the broad-market Russell 3000® Index.

          For the ten years ended June 30, 2006, the gap between the average annual returns of large-cap growth and large-cap value stocks widened to almost five and one-half percentage points.

Largest sectors stifle returns

The decline in large-cap growth stocks for the six-month period was driven by losses in the benchmark’s two largest sectors, technology and health care. Comprising more than 40% of the Russell 1000 Growth Index, these sectors fell 6.7% and 5.7%, respectively, and lagged all the other sectors of the benchmark. In contrast, the two largest sectors of the Russell 1000 Value Index, financials and utilities, advanced 4.4% and 9.4%, respectively.

Declining stocks lead to losses

Overweight positions in several stocks that did not perform as anticipated explain much of the fund’s underperformance. These stocks included St. Jude Medical, the largest detractor, as well as eBay and software maker Adobe Systems. A position in Israel’s Teva Pharmaceutical, a stock not included in the benchmark, also hurt performance. Teva was held as an American Depositary Receipt (a receipt for shares of a foreign stock traded on a U.S. exchange).

          These declines were partly offset by the positive effects of underweights such as chip maker Intel and UnitedHealth Group, an HMO. A position in oil field services provider Schlumberger Limited, a stock not held in the benchmark, and an overweight in computer company Network Appliance also added value.

          On June 30, 2006, foreign securities made up 5% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts.

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   15

Growth Equity Fund | Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the stocks of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of June 30, 2006		Ticker symbol: TIGEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Growth Equity Fund	4.68%	–2.38%	1.75%	–2.91%	–11.37%	16.53%

Benchmark:
Russell 1000 Growth Index[2]	6.12	–0.76	2.65	–0.93	–3.75	25.97

Peer group:
Morningstar Large Growth	6.83	–0.55	3.36	–1.32	–1.65	37.98

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

16   |  2006 Semiannual Report   TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $11,653 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 28.36%, for the quarter ended December 31, 1998
Worst quarter: –22.69%, for the quarter ended March 31, 2001

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   17

Growth Equity Fund | Large-cap growth stocks
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$ 1,000.00	$968.70		$ 2.20
5% annual hypothetical return	1,000.00	1,022.53	‡	2.26

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.45%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (6/30/2006)	Percent of portfolio investments

Large: over $5 billion	96.91
Middle: $1 billion–$5 billion	2.88
Small: under $1 billion	0.21

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (6/30/2006)	$516.63 million
2006 expense ratio	0.45%

18   |  2006 Semiannual Report   TIAA-CREF Mutual Funds

Growth & Income Fund | Large-cap, dividend-paying stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The Growth & Income Fund returned 2.66% for the period, closely tracking the 2.71% return of the fund’s benchmark, the S&P 500® Index, and topping the 2.40% average return of similar funds, as measured by the Morningstar Large Blend category.

S&P trails the broad market

A global stock rally helped lift the large-cap stocks of the S&P 500 4.21% in the first quarter. However, the index slipped 1.44% in the second quarter, when a spike in the U.S. inflation rate startled investors. For the six-month period, the S&P 500 trailed the 3.23% return of the broad-market Russell 3000® Index, which benefited from continuing strength in small- and mid-cap issues.

Two large sectors post losses

Although eight of the S&P 500’s ten industry sectors recorded positive returns, two of the largest, information technology and health care—together comprising more than one-quarter of the index—fell 5.9% and 3.8%, respectively.

          The energy sector, which made up about one-tenth of the index, rose 13.7%. The considerably smaller telecommunications services sector was the only other sector with a double-digit gain, rising 13.8%.

Stock selections produce mixed results

The fund’s return slightly trailed the benchmark’s because of numerous stock selections that did not perform as anticipated. These included three stocks in the health care sector that were overweight relative to the benchmark: insurer Cigna, medical products maker Boston Scientific and Coventry Health Care.

          The negative effects of these holdings were partly offset by stock selections that added value, relative to the benchmark. The top contributor to relative performance was French industrial giant Alstom, a stock not included in the index. Successful overweights included Occidental Petroleum, computer graphics company Nvidia and Marathon Oil. Underweights such as UnitedHealth Group and chip maker Intel also helped returns.

          On June 30, 2006, foreign securities made up 7.74% of the fund’s total portfolio investments. Many of these securities were held as American Depositary Receipts (receipts for shares of a foreign stock traded on a U.S. exchange).

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   19

Growth & Income Fund  |  Large-cap, dividend-paying stocks

Investment objective

The fund seeks a favorable long-term return through capital appreciation and investment income.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of June 30, 2006					Ticker symbol: TIGIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Growth & Income Fund	9.48%	1.54%	5.59%	2.66%	7.95%	61.80%

Benchmark:
S&P 500 Index[2]	8.63	2.49	5.61	2.71	13.11	61.99

Peer group:
Morningstar Large Blend	8.85	2.31	5.16	2.40	12.69	58.26

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

20   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $16,180 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 22.99%, for the quarter ended December 31, 1998
Worst quarter: –16.54%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report  |    21

Growth & Income Fund  |  Large-cap, dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,024.44		$2.16
5% annual hypothetical return	1,000.00	1,022.63	‡	2.16

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.43%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (6/30/2006)	Percent of portfolio investments

Large: over $5 billion	92.52
Middle: $1 billion–$5 billion	7.10
Small: under $1 billion	0.38

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (6/30/2006)	$ 504.83 million
2006 expense ratio	0.43%

22   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Equity Index Fund  |  U.S. stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The Equity Index Fund returned 3.13% for the period, trailing the 3.23% return of its benchmark, the Russell 3000® Index, but topping the 2.40% average return of similar funds, as measured by the Morningstar Large Blend category.

Second-quarter slide erodes gains

In response to a strong global economy and healthy corporate earnings growth, the broad U.S. stock market, as measured by the Russell 3000 Index, climbed 5.31% in the first quarter of 2006. Stocks reversed course in the second quarter, however, in reaction to rising interest rates and the threat of inflation. The Russell 3000 fell 1.98%, giving back more than a third of its first-quarter gain. For the six months, the Russell 3000 failed to keep pace with the 10.16% advance of foreign stocks, as measured by the MSCI EAFE® Index.

Technology and health care dampen returns

Nine of the benchmark’s twelve sectors showed positive returns for the six months, and five sectors—utilities, autos and transportation, materials and processing, integrated oils, and “other energy”—produced double-digit gains. However, the benchmark’s overall return was trimmed by losses in technology and health care. These two sectors, which represented more than a quarter of the Russell 3000’s market capitalization on June 30, 2006, fell 4% and 3.3%, respectively. Financials, the largest sector in the benchmark, rose 4.4%, while the second-largest, consumer discretionary, returned just 1%.

Two of the largest stocks post losses

Returns for the benchmark’s five largest companies varied widely, reflecting the divergent performance of their industry sectors. In descending order according to cap size, these stocks performed as follows: ExxonMobil, 10.4%; General Electric, –4.5%; Citigroup, 1.5%; Bank of America, 6.5%; and Microsoft, –10.3%.

          Returns for the Russell 3000 were boosted by the 8.21% return of small-cap stocks and the 4.84% return of mid caps. Together, small- and mid-cap stocks made up about one-third of the index on June 30, 2006. Large-cap stocks gained just 2.76%.

          For the period, the fund’s return was comparable to that of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of the benchmark.

TIAA-CREF Mutual Funds  2006 Semiannual Report   |   23

Equity Index Fund  |  U.S. stocks

Investment objective

The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including index risk, mid-cap risk and small-cap risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of June 30, 2006				Ticker symbol: TCEIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Equity Index Fund	9.27%	3.33%	–0.32%	3.13%	17.78%	–1.97%

Benchmark:
Russell 3000 Index[2]	9.56	3.52	–0.19	3.23	18.92	–1.19

Peer group:
Morningstar Large Blend	8.85	2.31	–0.23	2.40	12.69	1.08

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

24   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $9,803 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 16.06%, for the quarter ended June 30, 2003
Worst quarter: –17.00%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report   |   25

Equity Index Fund  |  U.S. stocks
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,029.99		$1.31
5% annual hypothetical return	1,000.00	1,023.49	‡	1.30

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.26%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (6/30/2006)	Percent of portfolio investments

Large: over $5 billion	81.58
Middle: $1 billion–$5 billion	14.67
Small: under $1 billion	3.75

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (6/30/2006)	$365.83 million
2006 expense ratio	0.26%

26   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Social Choice Equity Fund  |  Socially screened stocks
DISCUSSION

Performance in the six months ended June 30, 2006

The Social Choice Equity Fund returned 2.59% for the period, trailing the 3.23% gain of its benchmark, the Russell 3000® Index. However, the fund surpassed the 2.40% average return of similar funds, as measured by the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Social screens hinder performance

The fund’s social screens prevented it from investing in several stocks that are large components of the Russell 3000 in terms of market capitalization. During the period, the net effect of these exclusions was to reduce the fund’s return in relation to the return of its benchmark.

Exclusion of oil stocks trims gains

The largest drag on relative performance during the period was the exclusion of ExxonMobil, which gained 10.4%. The fund’s performance was also reduced by the omission of other well-performing stocks that included Caterpillar, Chevron, Occidental Petroleum and agricultural giant Archer Daniels Midland.

          However, avoiding General Electric helped returns because the stock fell 4.5%. The omission of Yahoo!, Dow Chemical, insurer American International Group and drug maker Genentech also had positive effects on performance.

          Coca-Cola and JPMorgan Chase were dropped from the portfolio during the second quarter because they failed the qualitative social screens used to evaluate stocks. Bank of America was added to the list of major holdings.

Statistical techniques help manage risk

The fund’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

          During the period, relative performance suffered from overweight holdings in chip maker Intel; Medtronic, a medical products manufacturer; and UnitedHealth Group, an HMO. Other overweights, however, including Merck, steel producer Nucor and OGE Energy, a gas and electric company, boosted returns.

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   27

Social Choice Equity Fund  |  Socially screened stocks

Investment objective

The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including the risk of socially screened investing, index risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Russell 3000® Index measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of June 30, 2006				Ticker symbol: TCSCX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Social Choice Equity Fund	10.23%	3.84%	0.00%	2.59%	20.76%	0.03%

Benchmark:
Russell 3000 Index[2]	9.56	3.52	–0.19	3.23	18.92	–1.19

Peer group:
Morningstar Large Blend	8.85	2.31	–0.23	2.40	12.69	1.08

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company. TIAA-CREF products are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

28   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $10,003 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 16.43%, for the quarter ended June 30, 2003
Worst quarter: –16.41%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   29

Social Choice Equity Fund  |  Socially screened stocks
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,024.54		$1.36
5% annual hypothetical return	1,000.00	1,023.43	‡	1.36

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.27%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by company size

Capitalization (6/30/2006)	Percent of portfolio investments

Large: over $5 billion	82.85
Middle: $1 billion–$5 billion	13.25
Small: under $1 billion	3.90

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (6/30/2006)	$150.96 million
2006 expense ratio	0.27%

30   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Managed Allocation Fund  |  Stocks and bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The Managed Allocation Fund returned 2.25% for the period, trailing the 2.56% return of its benchmark, the Managed Allocation Composite Index, but topping the 2.23% average return of similar funds, as measured by the Morningstar Moderate Allocation category.

Stocks rise, bonds are mixed

The U.S. stock market ended the period up 3.23%, as measured by the Russell 3000® Index. The index rose 5.31% in the first quarter, but fell 1.98% in the second, when investors became more concerned about increases in both oil prices and interest rates.

          International stocks outpaced domestic issues. The MSCI EAFE® Index, which tracks stocks in 21 developed nations outside North America, rose 10.16% in dollar terms, but just 3.59% in terms of local currencies.

          As rising short-term interest rates trimmed bond prices, the Lehman Brothers U.S. Aggregate Index, a measure of the overall investment-grade bond market, lost 0.72%. However, short-term bonds remained in positive territory, gaining 0.65%, while lower-rated high-yield bonds returned 1.60%.

Equity components reduce relative returns

During the six-month period, three of the fund’s five equity components lagged their respective benchmarks, mainly because of unsuccessful stock choices. The Growth Equity Fund, which made up about one-fifth of the fund’s portfolio on June 30, 2006, trailed its benchmark by nearly two percentage points. The below-benchmark performance of another large component, the Large-Cap Value Fund, also lowered relative returns significantly.

          These negative effects were partly offset by other components that performed well. Both the International Equity and Small-Cap Equity funds outperformed their respective benchmarks. Other positive contributions to relative performance came from the fund’s fixed-income components, which either matched or exceeded their benchmarks.

Asset allocation varies slightly from target

During the period, the Managed Allocation Fund maintained a target allocation ratio of 60% equity and real estate securities to 40% fixed-income investments. On June 30, 2006, the fund’s asset allocation, shown on page 34, differed slightly from this target ratio, as it did at other times throughout the period, because of fluctuations in the market values of the securities in which the component funds invest.

          The weightings of the fund’s composite benchmark remained fixed during the six-month period.

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   31

Managed Allocation Fund  |  Stocks and bonds

Investment objective

The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

Special investment risks

In addition to the risks of any fund that invests in equities and fixed-income securities, the fund is subject to special risks, including large-cap risk, small-cap risk, growth investing risks, value investing risks, style risk, reorganization risk, foreign investment risks, real estate securities risk, real estate investing risks, prepayment risk, extension risk and illiquid security risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Managed Allocation Composite Index is a weighted average of the Russell 3000® Index for domestic stocks (48%), the Lehman Brothers U.S. Aggregate Index for domestic bonds (40%) and the Morgan Stanley Capital International EAFE® Index for foreign stocks (12%). You cannot invest directly in these indexes.

About the fund’s expenses

The Managed Allocation Fund itself has no expense charges because the fund’s adviser does not receive a management fee for its services to the fund. Shareholders in the fund indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. Based on the fund’s allocations on June 30, 2006, the current pro rata expense ratio is 0.49%.

Performance as of June 30, 2006				Ticker symbol: TIMAX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Managed Allocation Fund	7.52%	4.60%	6.17%	2.25%	25.26%	69.73%

Benchmark:
Managed Allocation Composite Index	7.37	5.36	6.68	2.56	29.85	77.12

Peer group:
Morningstar Moderate Allocation	6.99	3.87	5.33	2.23	21.63	60.44

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

32   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $16,973 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s composite index during the same period.

Calendar year total returns

Best quarter: 14.01%, for the quarter ended December 31, 1998
Worst quarter: –9.43%, for the quarter ended March 31, 2001

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report   |   33

Managed Allocation Fund  |  Stocks and bonds
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid* (1/1/06–6/30/06)

Actual return	$1,000.00	$1,020.13	†	$2.37	†
5% annual hypothetical return	1,000.00	1,022.42	‡	2.37

*

“Expenses paid” is based on the fund’s pro rata expense ratio (which the fund bears indirectly through the funds in which it invests) for the most recent fiscal half year. The fund’s annualized six-month expense ratio from January 1 through January 31 was 0.39%. From February 1 through June 30 it was 0.49%. The annualized six-month pro rata expense ratio was 0.47%.

†

Effective February 1, 2006, the underlying funds from TIAA-CREF Institutional Mutual Funds in which the Managed Allocation Fund invests implemented a new investment management agreement and other arrangements. Under the new arrangements, the annualized six-month expense ratio for the Managed Allocation Fund after reimbursements and waivers is 0.49%. If the new expense ratio had been in effect during the most recent fiscal half-year, fund expenses would have been $2.46 and the ending fund value would have been $1,020.04.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown (6/30/2006)

Fund	Percent of portfolio investments

Bond Plus Fund	34.9
Institutional Large-Cap Value Fund	22.3
Growth Equity Fund	21.6
International Equity Fund	12.4
Institutional Small-Cap Equity Fund	3.4
High-Yield Bond Fund	2.5
Short-Term Bond Fund	1.5
Institutional Real Estate Securities Fund	1.0
Money Market Fund	0.4

Total	100.0

Fund facts

Inception date	9/2/1997
Net assets (6/30/2006)	$536.85 million
Annual calculated
pro rata expense ratio
(effective 2/1/2006)	0.49%*

*	Reflects the Managed Allocation Fund’s underlying fund expenses

34   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

High-Yield Bond Fund | High-yield bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The High-Yield Bond Fund returned 1.78% for the period, topping the 1.60% gain of its benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index. The average return of similar funds, as measured by the Morningstar High-Yield Bond category, was 2.46%.

High-yield tops other fixed-income securities

Generally, when interest rates rise, bonds lose value. However, changes in interest rates have less effect on high-yield bonds than on bonds of other classes. The strong headwind of rising interest rates in the first half of 2006 pushed many fixed-income assets into negative territory. The high-yield market, on the other hand, posted positive returns. For the period, the benchmark outpaced the –0.72% return of the U.S. investment-grade bond market.

          Strong corporate balance sheets helped the high-yield market. Default rates remained at historically low levels, beginning the year at 2.35% and still holding steady at 2.36% at the end of June.

Lower-quality bonds outperform

During the period, returns were weakest among higher-quality bonds, whose prices, compared with those of other bonds in the benchmark, are the most sensitive to changes in interest rates: BB-rated bonds returned just 0.32%, while B-rated securities gained 2.85%. The lowest-quality bonds, those rated C-CCC+, are primarily affected by factors that can lead to defaults, such as corporate profitability and availability of financing. With the economy on solid ground, C-rated bonds made a strong showing, rising 7.25%.

Credit selection drives results

The fund’s outperformance arose from two factors: overweights in the retail, publishing and technology sectors, which topped the benchmark, and security selections within each of these sectors. In the retail sector, returns were boosted by holdings in GameStop, the leading specialty retailer for electronic gaming, and Stripes, a regional convenience store chain. In publishing, leading performers included Primedia, a magazine publisher, and Cenveo, a commercial printer invigorated by a new management team. In technology, the fund benefited from holdings such as software company SunGard Data Systems.

          Holdings that hurt returns included those of higher-quality companies, such as Station Casinos and Mohegan Gaming in the gaming sector, and Rogers Cable and Videotron in the cable television sector. The fund’s underweight in the airline sector, which rallied during the period, also detracted from performance.

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   35

High-Yield Bond Fund | High-yield bonds

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index measures the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch Ratings, Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of June 30, 2006				Ticker symbol: TCHYX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

High-Yield Bond Fund	3.80%	7.08%	7.05%	1.78%	40.78%	53.10%
Benchmark:
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	3.46	7.91	6.95	1.60	46.32	52.24
Peer group:
Morningstar High-Yield Bond	4.76	7.44	4.74	2.46	43.63	34.89

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

36   |   2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $15,310 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 8.35%, for the quarter ended June 30, 2003
Worst quarter: –5.57%, for the quarter ended June 30, 2002

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   37

High-Yield Bond Fund | High-yield bonds
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Bond Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,016.10		$1.70
5% annual hypothetical return	1,000.00	1,023.08	‡	1.71

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.34%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Credit quality of portfolio assets (6/30/2006)

	Rating	Percent of total net assets

Bonds	Ba/BB	34.0
	B/B	57.2
	Below B/B	5.6
Money market instruments	(not rated)	4.4
Other assets and liabilities-net		–1.2

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (6/30/2006)	$270.41 million
2006 expense ratio	0.34%

38   |   2006 Semiannual Report  TIAA-CREF Mutual Funds

Short-Term Bond Fund | Short-term bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The Short-Term Bond Fund returned 0.77% for the period, topping the 0.65% return of its benchmark, the Lehman Brothers U.S. Government/Credit (1-5 Year) Index, but trailing the 0.83% average return of similar funds, as measured by the Morningstar Short-Term Bond category.

The Fed continues to raise rates

Inflation pressures from high energy prices and a strong U.S. economy prompted the Federal Reserve to raise the federal funds rate by one-quarter of a percentage point on January 28, when Alan Greenspan was still Fed chairman, and again on March 28, with Ben Bernanke at the helm. These two increases pushed the federal funds rate, which is the rate that banks charge one another for overnight loans, to 4.75%.

          The next quarter-point hike, on May 10, led to a worldwide sell-off of stocks. On June 30 came the seventeenth consecutive quarter-point increase, which lifted the short-term rate to 5.25%, its highest level since March 2001.

          For the period, bond holders met with disappointing returns. Bond prices, which move in the opposite direction of yields, fell. This decline was only partly offset by rising interest rates, which enabled the benchmark to post a small gain. In contrast, the Lehman Brothers U.S. Aggregate Index, a proxy for the broader investment-grade bond market, lost 0.72%.

Longer maturities provide no extra payoff

In comparison with shorter-dated bonds, longer-dated ones usually produce higher yields, which compensate for the risk that inflation will erode the value of these bonds’ interest payments over time. However, when 2006 began, 2-year Treasuries yielded 4.40%, compared with just 4.35% for 5-year Treasuries. During the six-month period, both yields rose, and each one took the lead in turn. The 2-year note was higher in early June and finished with a 5.15% to 5.10% advantage over the 5-year note.

Muted returns still outpace the benchmark

During the period, the fund topped the benchmark as a result of astute security selections in corporate bonds, particularly in the auto sector. Out-of-benchmark holdings in asset-backed securities, which performed well, also helped returns, as did an underweight position, relative to the benchmark, in U.S. Treasuries, whose prices dropped sharply during the period.

          Overall, the fund’s managers kept its duration shorter than the benchmark’s, helping the fund’s portfolio to maintain more of its value as prices fell.

TIAA-CREF Mutual Funds   2006 Semiannual Report  |   39

Short-Term Bond Fund | Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including prepayment risk, extension risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit (1-5 Year) Index measures the performance primarily of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. You cannot invest directly in this index.

Performance as of June 30, 2006				Ticker symbol: TCSTX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Short-Term Bond Fund	1.22%	3.96%	5.11%	0.77%	21.43%	36.56%

Benchmark:
Lehman Brothers U.S. Government/ Credit (1-5 Year) Index	1.07	3.96	5.07	0.65	21.45	36.24

Peer group:
Morningstar Short-Term Bond	1.38	3.17	3.83	0.83	16.92	27.01

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

40   |  2006 Semiannual Report   TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $13,656 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 4.10%, for the quarter ended September 30, 2001
Worst quarter: –1.71%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report  |   41

Short-Term Bond Fund | Short-term bonds
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$1,006.21		$1.49
5% annual hypothetical return	1,000.00	1,023.28	‡	1.51

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.30%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Credit quality of portfolio assets (6/30/2006)

Type of asset	Rating	Percent of total net assets

U.S. Treasury and agency securities		43.8
Mortgage-backed securities and commercial mortgage-backed securities		4.3
Asset-backed securities		13.4
Corporate bonds	Aaa/AAA	4.7
	Aa/AA	10.2
	A/A	12.9
	Baa/BBB	8.9
	Ba/BB	0.5
Money market instruments	(not rated)	0.5
Other assets and liabilities-net		0.8

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (6/30/2006)	$200.06 million
2006 expense ratio	0.30%

42   |   2006 Semiannual Report  TIAA-CREF Mutual Funds

Tax-Exempt Bond Fund  |   Tax-exempt bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The Tax-Exempt Bond Fund returned –0.37% for the period, trailing both the –0.06% return of its benchmark, the Lehman Brothers 10-Year Municipal Bond Index, and the 0.18% average return of similar funds, as measured by the Morningstar Municipal National Long category.

Yield spreads continue to narrow

The spread between the yields on short- and long-term municipal bonds tightened during the first six months of 2006. Rising interest rates sent yields higher on short-term issues, while longer-term yields failed to rise in tandem. By June 30, 2006, the spread between 2- and 30-year municipal bonds had narrowed to 0.90 of a percentage point, down from 1.70 percentage points a year earlier.

          During the period, states and municipalities issued $179 billion in bonds. This figure was almost 15% lower than the volume of the bonds issued during the first half of 2005 and was the smallest amount for any comparable period in the last four years. Refunding activity, which had helped to fuel the record volume of new issues in 2005, was down significantly, due to the higher cost of borrowing. In addition, increased revenue from state income and sales taxes reduced the need for new bond issues.

Tobacco rulings lift the market

The legal tide continued to turn in favor of the tobacco companies, with several court rulings further limiting punitive damages against the industry. Consequently, tobacco bonds, which use the judgments paid by tobacco companies as collateral to secure the bonds, outperformed the overall tax-exempt market.

          Despite record-high oil prices, the airline sector outperformed the Lehman index, returning 14.65% during the period. Health care bonds also outpaced the broader market, but by a substantially smaller margin. Returns from short-term bonds topped those from bonds with longer maturities.

Fund fails to capture sector gains

The fund trailed its benchmark mainly because its managers avoided several of the historically volatile high-yield sectors. During the period, the fund underweighted its investments in tobacco and health care bonds and altogether avoided the airline sector because of concerns about credit quality in the face of rising oil prices.

          Returns also suffered because the fund is benchmarked to the 10-year sector, which was the poorest-performing one in the first half of 2006.

TIAA-CREF Mutual Funds   2006 Semiannual Report  |   43

Tax-Exempt Bond Fund  |   Tax-exempt bonds

Investment objective

The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including tax risk and call risk. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Lehman Brothers 10-Year Municipal Bond Index measures the performance of long-term, tax-exempt bonds. These bonds must have a minimum credit rating of Baa and an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million. You cannot invest directly in this index.

Performance as of June 30, 2006	Ticker symbol: TCTEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Tax-Exempt Bond Fund	–0.31%	4.84%	5.66%	–0.37%	26.69%	41.05%

Benchmark:
Lehman Brothers 10-Year Municipal Bond Index	0.15	4.86	5.65	–0.06	26.77	41.02

Peer group:
Morningstar Municipal National Long	0.68	4.39	4.97	0.18	24.01	35.53

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

44   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $14,105 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 5.29%, for the quarter ended September 30, 2002
Worst quarter: –2.41%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   45

Tax-Exempt Bond Fund  |   Tax-exempt bonds
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Tax-Exempt Bond Fund expense example

	Starting fund value (1/1/06)	Ending fund value (6/30/06)		Expenses paid† (1/1/06–6/30/06)

Actual return	$1,000.00	$994.81		$1.49
5% annual hypothetical return	1,000.00	1,023.28	‡	1.51

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.30%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Credit quality of portfolio assets (6/30/2006)

	Rating	Percent of total net assets

Long-term municipal bonds
	Aaa/AAA	66.6
	Aa/AA	6.8
	A/A	11.4
	Baa/BBB	12.2
	B/B	0.4
	Not Rated	1.0
Other assets and liabilities-net		1.6

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (6/30/2006)	$193.05 million
2006 expense ratio	0.30%

46   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

Bond Plus Fund  |  Intermediate-term bonds
DISCUSSION

Performance in the six months ended June 30, 2006

The Bond Plus Fund returned –0.72% for the period, in line with the –0.72% return of its benchmark, the Lehman Brothers U.S. Aggregate Index.

The average return of similar funds, as measured by the Morningstar Intermediate-Term Bond category, was –0.73%.

Short-term rates keep rising

On January 31, the Federal Reserve met for the final time under Alan Greenspan and continued its slow-but-steady tightening of credit, raising the federal funds rate (the rate that banks charge one another for overnight loans) by a quarter point, to 4.50%. Many observers expected the economy to weaken, making further increases unnecessary.

          Instead, the economy got stronger. On March 28, with Ben Bernanke at the helm, the Fed mandated another quarter-point boost. At both its January and March meetings, the central bank expressed concerns about the effects of high energy prices and the surging economy.

          On May 10, the Fed raised rates yet again, and investors feared that this campaign to subdue inflation would end up tipping the economy into recession. Stock prices tumbled worldwide.

Short-term and long-term yields zigzag

Purchasers of longer-dated bonds usually receive higher yields, which compensate them for the risk that inflation will erode the value of their interest payments. However, when 2006 began, 10-year Treasuries yielded 4.39%—less than the 4.40% for 2-year Treasuries. During the six-month period, both yields advanced, and each took the lead in turn. The 2-year note was ahead in early June and finished with a 5.15% to 5.14% advantage over the 10-year note.

          Bond prices, which move inversely to yields, fell during the period, and this drop was only partly offset by rising interest income. Nearly all of the benchmark’s decline came from two sectors: Treasuries, which made up about one-quarter of the index, and corporate bonds, which constituted roughly one-fifth.

The fund declines with the benchmark

For the period, performance relative to the benchmark was reduced by underweighting the mortgage-backed security sector. However, relative performance was helped by individual holdings in mortgage-backed securities and automobile bonds.

TIAA-CREF Mutual Funds  2006 Semiannual Report   |   47

Bond Plus Fund   |  Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including prepayment risk, extension risk, illiquid security risk, index risk and foreign investment risks. For a further discussion of risk, please see page 8.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of June 30, 2006	Ticker symbol: TIPBX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	6 months	5 years	since inception[1]

Bond Plus Fund	–0.78%	5.05%	5.94%	–0.72%	27.95%	66.49%

Benchmark:
Lehman Brothers U.S. Aggregate Index	–0.81	4.97	5.90	–0.72	27.46	66.00

Peer group:
Morningstar Intermediate-Term Bond	–0.89	4.47	4.97	–0.73	24.53	53.96

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

48   |  2006 Semiannual Report   TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $16,649 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 5.11%, for the quarter ended September 30, 2002
Worst quarter: –2.42%, for the quarter ended June 30, 2004

*	Partial year

TIAA-CREF Mutual Funds  2006 Semiannual Report   |   49

Bond Plus Fund   |  Intermediate-term bonds
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund expense example

	Starting fund value	Ending fund value	Expenses paid†
	(1/1/06)	(6/30/06)	(1/1/06–6/30/06)

Actual return	$1,000.00	$991.32	$1.48
5% annual hypothetical return	1,000.00	1,023.28 ‡	1.51

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.30%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by sector (6/30/2006)

Percent of
total net assets

Mortgage-backed securities*	42.4
U.S. government securities	27.5
Corporate bonds	27.1
Money market instruments	8.0
Yankees†	1.9
Other assets and liabilities-net	–6.9

Total	100.0

*	Includes asset-backed, mortgage-backed, commercial mortgage-backed and other mortgage-backed securities

†	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics* (6/30/2006)

	Average	Option-adjusted
	maturity	duration
	(in years)	(in years)

Bond Plus	7.15	4.80

Lehman Brothers
U.S. Aggregate Index	7.20	4.80

*	As calculated using an analytical model developed by CMS BondEdge, a widely recognized risk analytic software package

Fund facts

Inception date	9/2/1997
Net assets (6/30/2006)	$ 457.99 million
2006 expense ratio	0.30%

50   |  2006 Semiannual Report   TIAA-CREF Mutual Funds

Money Market Fund  |   Cash equivalents
DISCUSSION

Performance in the six months ended June 30, 2006

The Money Market Fund returned 2.24% for the period, topping the 2.05% return of the iMoneyNet Money Fund Report Averages™—All Taxable, a simple average of over 1,000 taxable money market funds.

Fed keeps boosting rates

The year started with the federal funds rate at 4.25%, after a series of quarter-point hikes that began in June 2004. (The federal funds rate is the rate commercial U.S. banks charge one another for overnight loans.) Over the first half of 2006, the Federal Reserve raised the rate four more times, lifting it to 5.25%, its highest level since March 2001.

          The Fed said it was reacting to the inflation threat posed by higher prices for energy and other commodities and to signs that the nation was using a high percentage of its productive capacity. Fuller use of capacity often leads to price increases.

LIBOR turns volatile

During the six-month period, the prospect of additional rate increases caused a wide fluctuation in the shape of the LIBOR curve, indicating that market participants were uncertain about future interest rates. (The LIBOR, the interest rate that banks charge one another for loans on the London market, is the most widely used benchmark for short-term rates.) By the end of June, however, the LIBOR curve had flattened considerably.

Asset allocations boost results

The fund maintained a sizable exposure to commercial paper, despite a decline in its supply in the second quarter. Commercial paper generally offered higher returns without appreciably higher risk. On June 30, 2006, securities of this type accounted for 85.9% of the portfolio.

          On June 30, 2006, certificates of deposits and bank notes made up 9.3% of the fund’s investments, up from 6.3% at the end of 2005. The remaining 4.8% was divided equally between government agency securities and floating-rate investments. Six months earlier, these two segments had made up 5.4% of the fund’s portfolio.

          On June 30, 2006, foreign securities made up 12.90% of the fund’s total portfolio investments.

          During the period, the weighted average maturity of the fund fluctuated between 37 and 46 days. As of June 27, 2006, it stood at 41 days, versus 38 for the average iMoneyNet fund.

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   51

Money Market Fund  |   Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including income volatility risk and foreign investment risks. For a further discussion of risk, please see page 8.

          An investment in this fund is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

Yield and average maturity

	Net annualized yield		Average maturity
	(for the 7 days ended 6/27/2006)		(as of 6/27/2006)

	Current yield	Effective yield	Days

Money Market Fund	4.89%	5.01%	41

iMoneyNet Money Fund
Report AveragesTM—All Taxable	4.48	4.59	38

Performance as of June 30, 2006				Ticker symbol: TIAXX

	Average annual compound			Cumulative rates
	rates of total return*			of total return*

			since			since
	1 year	5 years	inception[1]	6 months	5 years	inception[1]

Money Market Fund	4.04%	2.09%	3.57%	2.24%	10.92%	36.37%

iMoneyNet Money Fund
Report Averages—All Taxable	3.67	1.76	3.22	2.05	9.06	32.07

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

52   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $13,637 as of June 30, 2006, including reinvestment of dividends and distributions. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 1.63%, for the quarter ended December 31, 2000
Worst quarter: 0.20%, for the quarter ended March 31, 2004

*	Partial year

TIAA-CREF Mutual Funds   2006 Semiannual Report   |   53

Money Market Fund  |   Cash equivalents
PERFORMANCE

Fund expenses—six months ended June 30, 2006

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on January 1, 2006, and held for six months until June 30, 2006. Please see page 10 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund expense example

	Starting fund value	Ending fund value	Expenses paid†
	(1/1/06)	(6/30/06)	(1/1/06–6/30/06)

Actual return	$1,000.00	$1,020.95	$1.45
5% annual hypothetical return	1,000.00	1,023.33 ‡	1.46

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.29%.

‡

Ending fund value for the hypothetical example would be $1,025.00 before expenses. The table shows the value after the subtraction of expenses in order to be comparable with the ending fund value shown for the fund’s actual return.

Portfolio breakdown by sector (6/30/2006)

Percent of
portfolio
investments

Commercial paper	85.9
Certificates of deposit	7.8
Agency securities	2.4
Floating-rate securities	2.4
Bank notes	1.5

Total	100.0

Fund facts

Inception date	9/2/1997
Net assets (6/30/2006)	$ 676.90 million
2006 expense ratio	0.29%

54   |  2006 Semiannual Report  TIAA-CREF Mutual Funds

	|	Summary portfolio of investments (unaudited)
International Equity Fund		June 30, 2006

			% OF NET
COMPANY	SHARES	VALUE	ASSETS
COMMON STOCKS
APPAREL AND OTHER TEXTILE PRODUCTS		$1,026,007	0.21%
AGRICULTURAL SERVICES		173,395	0.04
BUSINESS SERVICES		3,814,191	0.79

CHEMICALS AND ALLIED PRODUCTS
Bayer AG.	576,839	26,508,447	5.49
Novartis AG.	78,393	4,236,422	0.88
Reckitt Benckiser plc	253,970	9,488,551	1.97
Takeda Pharmaceutical Co Ltd	73,922	4,604,161	0.95
Other		11,177,839	2.31
		56,015,420	11.60

COAL MINING
BHP Billiton Ltd	254,148	5,475,757	1.13
		5,475,757	1.13

COMMUNICATIONS
Royal KPN NV	601,407	6,759,413	1.40
Other		3,587,791	0.74
		10,347,204	2.14

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG.	188,962	16,381,848	3.39
Mitsubishi UFJ Financial Group, Inc	287	4,016,971	0.83
Mizuho Financial Group. Inc	344	2,915,943	0.60
Sumitomo Trust & Banking Co Ltd	202,000	2,208,809	0.46
Other		4,384,312	0.91
		29,907,883	6.19

ELECTRIC, GAS, AND SANITARY SERVICES
Fortum Oyj	708,320	18,113,864	3.75
Xinao Gas Holdings Ltd	3,075,000	2,929,703	0.61
Other		425,526	0.09
		21,469,093	4.45

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Sony Corp	65,700	2,902,375	0.60
Other		6,133,170	1.27
		9,035,545	1.87

FABRICATED METAL PRODUCTS
NEOMAX Co Ltd	83,000	1,757,075	0.37
Other		447,749	0.09
		2,204,824	0.46

FOOD AND KINDRED PRODUCTS
Nisshin Oillio Group Ltd	636,000	4,061,409	0.84
Other		5,966,189	1.24
		10,027,598	2.08

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	55

	|	Summary portfolio of investments (unaudited)
International Equity Fund		June 30, 2006	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS
FOOD STORES
Tesco plc	3,060,982	$18,909,209	3.92%
Other		828,958	0.17
		19,738,167	4.09

GENERAL BUILDING CONTRACTORS
Shanghai Forte Land Co	5,352,884	2,170,926	0.45
Shimizu Corp	342,000	1,917,701	0.40
Other		1,765,980	0.36
		5,854,607	1.21

HEAVY CONSTRUCTION, EXCEPT BUILDING
Vinci S.A.	221,995	22,864,428	4.74
		22,864,428	4.74

HOLDING AND OTHER INVESTMENT OFFICES
Collins Stewart Tullett plc	642,297	9,016,620	1.87
GEA Group AG.	832,359	14,261,561	2.95
Man Group plc	407,929	19,224,282	3.98
iShares MSCI EAFE Index Fund	150,000	9,808,500	2.03
Other		863,520	0.18
		53,174,483	11.01

HOTELS AND OTHER LODGING PLACES
Accor S.A.	436,375	26,553,830	5.50
Other		297,298	0.06
		26,851,128	5.56

INDUSTRIAL MACHINERY AND EQUIPMENT
Canon, Inc	44,100	2,164,204	0.45
Komatsu Ltd	94,000	1,870,708	0.39
Rheinmetall AG.	224,987	15,681,413	3.25
Tokyo Seimitsu Co Ltd	34,500	1,792,678	0.37
Other		2,756,698	0.57
		24,265,701	5.03

INSTRUMENTS AND RELATED PRODUCTS
Tecan Group AG.	68,180	3,667,806	0.76
Terumo Corp	74,200	2,479,500	0.51
Other		858,320	0.18
		7,005,626	1.45
INSURANCE AGENTS, BROKERS AND SERVICE		1,077,983	0.22

INSURANCE CARRIERS
AMP Ltd	381,638	2,588,701	0.54
Aioi Insurance Co Ltd	458,000	3,437,554	0.71
Fondiaria-Sai S.p.A	132,331	5,407,792	1.12
Zurich Financial Services AG.	30,944	6,769,789	1.40
Other		4,018,511	0.83
		22,222,347	4.60

56	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
International Equity Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	METAL MINING		$4,688,366	0.97%
	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,527,775	0.32

	NONDEPOSITORY INSTITUTIONS
	Deutsche Postbank AG.	229,131	16,482,959	3.41
	Hypo Real Estate Holding AG.	182,152	11,060,830	2.29
	Other		1,860,332	0.39
			29,404,121	6.09
	NONMETALLIC MINERALS, EXCEPT FUELS		1,134,103	0.24

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	2,231,634	2,384,777	0.50
	Total S.A.	49,220	3,238,013	0.67
	Other		3,055,558	0.63
			8,678,348	1.80
	PAPER AND ALLIED PRODUCTS		1,498,386	0.31

	PETROLEUM AND COAL PRODUCTS
	BP plc	259,215	3,022,813	0.63
	ENI S.p.A.	165,591	4,876,208	1.01
	Other		1,466,039	0.30
			9,365,060	1.94

	PRIMARY METAL INDUSTRIES
	BHP Billiton plc	277,336	5,380,812	1.11
	Other		1,140,122	0.24
			6,520,934	1.35
	RAILROAD TRANSPORTATION		1,702,751	0.35

	REAL ESTATE
	Tokyo Tatemono Co Ltd	223,000	2,391,620	0.49
	Other		2,312,470	0.48
			4,704,090	0.97
	SECURITY AND COMMODITY BROKERS		463,627	0.10

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd	122,818	9,394,324	1.94
	Other		2,888,300	0.60
			12,282,624	2.54

	TOBACCO PRODUCTS
	Japan Tobacco, Inc	602	2,195,985	0.46
			2,195,985	0.46

	TRANSPORTATION EQUIPMENT
*	Fiat S.p.A.	1,359,821	18,100,229	3.75
	Honda Motor Co Ltd	94,900	3,013,489	0.62
	Toyota Motor Corp	149,700	7,844,141	1.63
	Other		7,586,167	1.57
			36,544,026	7.57

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	57

	|	Summary portfolio of investments (unaudited)
International Equity Fund		June 30, 2006	concluded

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS
	TRUCKING AND WAREHOUSING
	Deutsche Post AG.		676,225	$18,123,167	3.75%
				18,123,167	3.75

	WHOLESALE TRADE-DURABLE GOODS
*	Hagemeyer NV		812,230	3,749,193	0.78
	Sumitomo Corp		148,000	1,953,654	0.40
	Other			865,504	0.18
				6,568,351	1.36
	WHOLESALE TRADE-NONDURABLE GOODS			611,652	0.13
	TOTAL COMMON STOCKS	(Cost $433,485,360)		478,564,753	99.12

	TOTAL PORTFOLIO	(Cost $433,485,360)		478,564,753	99.12
	OTHER ASSETS & LIABILITIES, NET			4,256,839	0.88

	NET ASSETS			$482,821,592	100.00%

________
* Non-income producing

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

58	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary of market values by country (unaudited)
International Equity Fund		June 30, 2006

			% OF
			MARKET
DOMESTIC		VALUE	VALUE
UNITED STATES OF AMERICA		$9,808,500	2.05%
	TOTAL DOMESTIC	9,808,500	2.05
FOREIGN
AUSTRALIA		19,449,418	4.06
BRAZIL		1,944,802	0.41
CHINA		401,249	0.08
FINLAND		18,113,864	3.79
FRANCE		52,704,411	11.01
GERMANY		104,044,883	21.74
HONG KONG		9,406,915	1.97
INDIA		4,473,320	0.94
INDONESIA		154,070	0.03
ITALY		28,384,229	5.93
JAPAN		107,262,480	22.41
NETHERLANDS		10,508,606	2.20
REPUBLIC OF KOREA		403,552	0.08
RUSSIA		976,442	0.20
SINGAPORE		2,740,401	0.57
SWITZERLAND		41,052,365	8.58
UNITED KINGDOM		66,735,246	13.95
	TOTAL FOREIGN	468,756,253	97.95
	TOTAL PORTFOLIO	$478,564,753	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	59

	|	Summary portfolio of investments (unaudited)
Growth Equity Fund		June 30, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	COMMON STOCKS
	APPAREL AND ACCESSORY STORES		$3,654,014	0.71%
	APPAREL AND OTHER TEXTILE PRODUCTS		1,823,723	0.35

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Lowe’s Cos, Inc	118,089	7,164,460	1.39
			7,164,460	1.39

	BUSINESS SERVICES
*	Adobe Systems, Inc	260,679	7,914,214	1.53
*	Cognizant Technology Solutions Corp	79,786	5,375,183	1.04
*	eBay, Inc	259,340	7,596,069	1.47
*	Electronic Arts, Inc	153,219	6,594,546	1.28
*	Google, Inc (Class A)	39,328	16,491,410	3.19
	Microsoft Corp	294,127	6,853,159	1.33
	SAP AG. (ADR)	104,204	5,472,794	1.06
*	Yahoo!, Inc	246,230	8,125,590	1.57
	Other		5,200,804	1.01
			69,623,769	13.48

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	260,637	11,366,380	2.20
*	Amgen, Inc	175,232	11,430,383	2.21
*	Genzyme Corp	91,960	5,614,158	1.09
	Monsanto Co	75,660	6,369,815	1.23
*	Sepracor, Inc	108,876	6,221,175	1.21
	Teva Pharmaceutical Industries Ltd (ADR)	163,215	5,155,962	1.00
	Wyeth	152,371	6,766,796	1.31
	Other		7,034,088	1.36
			59,958,757	11.61
	COAL MINING		2,369,765	0.46

	COMMUNICATIONS
	AT&T, Inc	246,659	6,879,320	1.33
	Other		10,038,863	1.95
			16,918,183	3.28

	EATING AND DRINKING PLACES
*	Starbucks Corp	153,278	5,787,777	1.12
			5,787,777	1.12
	ELECTRIC, GAS, AND SANITARY SERVICES		4,219,544	0.82

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	512,655	10,012,152	1.94
	Emerson Electric Co	104,780	8,781,612	1.70
	Intel Corp	290,886	5,512,290	1.07
	Motorola, Inc	245,198	4,940,740	0.96
*	Network Appliance, Inc	189,447	6,687,479	1.29
	Qualcomm, Inc	318,592	12,765,981	2.47
	Other		25,190,550	4.87
			73,890,804	14.30

60	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Growth Equity Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	ENGINEERING AND MANAGEMENT SERVICES
	Paychex, Inc	203,683	$7,939,563	1.54%
	Other		5,028,718	0.97
			12,968,281	2.51
	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	208,485	12,517,439	2.42
			12,517,439	2.42
	FURNITURE AND HOMEFURNISHINGS STORES		4,724,038	0.91
	GENERAL MERCHANDISE STORES
	Target Corp	168,752	8,246,910	1.60
	Wal-Mart Stores, Inc	108,712	5,236,657	1.01
			13,483,567	2.61
	HEALTH SERVICES
*	Medco Health Solutions, Inc	92,097	5,275,316	1.02
	Other		1,959,642	0.38
			7,234,958	1.40
	HOLDING AND OTHER INVESTMENT OFFICES		4,040,807	0.78
	HOTELS AND OTHER LODGING PLACES
	Starwood Hotels & Resorts Worldwide, Inc	106,987	6,455,595	1.25
			6,455,595	1.25
	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	117,412	6,706,573	1.30
	Other		12,932,275	2.50
			19,638,848	3.80
	INSTRUMENTS AND RELATED PRODUCTS
*	Advanced Medical Optics, Inc	102,269	5,185,038	1.00
*	St. Jude Medical, Inc	172,854	5,603,927	1.09
*	Zimmer Holdings, Inc	108,940	6,179,077	1.20
	Other		3,014,047	0.58
			19,982,089	3.87
	INSURANCE CARRIERS
	Aetna, Inc	182,168	7,273,968	1.41
	Progressive Corp	223,812	5,754,207	1.11
			13,028,175	2.52
	LEATHER AND LEATHER PRODUCTS
*	Coach, Inc	176,074	5,264,613	1.02
			5,264,613	1.02
	METAL MINING		2,708,635	0.52
	MISCELLANEOUS RETAIL
	CVS Corp	340,558	10,455,130	2.02
			10,455,130	2.02

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	61

	|	Summary portfolio of investments (unaudited)
Growth Equity Fund		June 30, 2006	continued

					% OF NET
	COMPANY		SHARES	VALUE	ASSETS
	MOTION PICTURES			$3,048,060	0.59%
	NONDEPOSITORY INSTITUTIONS
	American Express Co		228,778	12,175,565	2.36
				12,175,565	2.36
	OIL AND GAS EXTRACTION
	Halliburton Co		90,681	6,729,437	1.30
	Schlumberger Ltd		98,623	6,421,344	1.24
	Other			5,596,060	1.09
				18,746,841	3.63
	PETROLEUM AND COAL PRODUCTS			2,862,632	0.55
	PRIMARY METAL INDUSTRIES
*	Corning, Inc		458,932	11,101,565	2.15
				11,101,565	2.15
	SECURITY AND COMMODITY BROKERS
	Chicago Mercantile Exchange Holdings, Inc		15,384	7,555,852	1.46
	Charles Schwab Corp		549,229	8,776,679	1.70
	Goldman Sachs Group, Inc		36,731	5,525,444	1.07
	Other			10,698,676	2.07
				32,556,651	6.30
	TOBACCO PRODUCTS
	Altria Group, Inc		164,865	12,106,037	2.34
				12,106,037	2.34
	TRANSPORTATION BY AIR			2,476,764	0.48
	TRANSPORTATION EQUIPMENT
	Boeing Co		115,173	9,433,820	1.83
	United Technologies Corp		193,906	12,297,519	2.38
				21,731,339	4.21
	TRANSPORTATION SERVICES
	CH Robinson Worldwide, Inc		94,556	5,039,835	0.98
				5,039,835	0.98
	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)		116,023	9,552,174	1.85
				9,552,174	1.85
	WHOLESALE TRADE-DURABLE GOODS			3,738,419	0.72
	TOTAL COMMON STOCKS	(Cost $486,446,428)		513,048,853	99.31

62	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Growth Equity Fund		June 30, 2006	concluded

				% OF NET
	ISSUER		VALUE	ASSETS
	SHORT-TERM INVESTMENTS
†	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$900,000	0.17%
	TOTAL SHORT-TERM INVESTMENTS	(Cost $899,756)	900,000	0.17

	TOTAL PORTFOLIO	(Cost $487,346,184)	513,948,853	99.48
	OTHER ASSETS & LIABILITIES, NET		2,684,133	0.52

	NET ASSETS		$516,632,986	100.00%

________
* Non-income producing
† Notes have rate of 4.950% and mature on 07/03/06.

________
ABBREVIATION:
ADR - American Depositary Receipt

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	63

	|	Summary portfolio of investments (unaudited)
Growth & Income Fund		June 30, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	COMMON STOCKS
	AMUSEMENT AND RECREATION SERVICES		$1,635,946	0.32%
	APPAREL AND ACCESSORY STORES		1,879,332	0.37

	BUSINESS SERVICES
	Automatic Data Processing, Inc	106,250	4,818,438	0.95
	Microsoft Corp	333,676	7,774,651	1.54
	Other		15,282,117	3.03
			27,875,206	5.52

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	97,197	4,238,761	0.84
	Air Products & Chemicals, Inc	64,299	4,109,992	0.81
	Monsanto Co	53,656	4,517,299	0.90
	Pfizer, Inc	297,348	6,978,758	1.38
	Procter & Gamble Co	191,107	10,625,549	2.11
	Schering-Plough Corp	199,559	3,797,608	0.75
	Wyeth	130,380	5,790,176	1.15
	Other		30,762,860	6.09
			70,821,003	14.03
	COAL MINING		1,365,654	0.27

	COMMUNICATIONS
	AT&T, Inc	226,683	6,322,189	1.25
	Other		9,527,268	1.89
			15,849,457	3.14

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	226,647	10,901,721	2.16
	Citigroup, Inc	203,394	9,811,727	1.94
	JPMorgan Chase & Co	209,389	8,794,338	1.74
	Marshall & Ilsley Corp	84,746	3,876,282	0.77
	Northern Trust Corp	95,395	5,275,344	1.05
	US Bancorp	179,261	5,535,580	1.09
	Other		5,688,616	1.13
			49,883,608	9.88
	EATING AND DRINKING PLACES		3,273,651	0.65

	ELECTRIC, GAS, AND SANITARY SERVICES
	Exelon Corp	87,097	4,949,723	0.98
	Other		8,059,627	1.60
			13,009,350	2.58

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	441,331	8,619,194	1.71
	Emerson Electric Co	65,195	5,463,993	1.08
	Honeywell International, Inc	164,769	6,640,191	1.32
	Intel Corp	210,120	3,981,774	0.79
	Qualcomm, Inc	139,994	5,609,560	1.11
	Other		12,034,483	2.38
			42,349,195	8.39

64	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Growth & Income Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	FABRICATED METAL PRODUCTS		$2,445,870	0.48%

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	155,247	9,321,030	1.85
	Other		5,529,289	1.09
			14,850,319	2.94
	FURNITURE AND FIXTURES		378,767	0.08

	FURNITURE AND HOMEFURNISHINGS STORES
	Best Buy Co, Inc	86,820	4,761,209	0.94
	Other		3,207,771	0.64
			7,968,980	1.58

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	132,851	6,399,433	1.27
	Other		6,230,106	1.23
			12,629,539	2.50

	HEALTH SERVICES
*	Medco Health Solutions, Inc	82,853	4,745,820	0.94
	Other		7,056,766	1.40
			11,802,586	2.34
	HOLDING AND OTHER INVESTMENT OFFICES		3,627,480	0.72
	HOTELS AND OTHER LODGING PLACES		4,473,743	0.89

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	63,210	5,105,472	1.01
*	Alstom RGPT	40,756	3,723,449	0.74
*	Apple Computer, Inc	70,597	4,032,501	0.80
	General Electric Co	432,755	14,263,605	2.82
	Hewlett-Packard Co	243,767	7,722,539	1.53
	International Business Machines Corp	51,766	3,976,664	0.79
	Other		2,051,526	0.41
			40,875,756	8.10
	INSTRUMENTS AND RELATED PRODUCTS		4,576,716	0.91

	INSURANCE CARRIERS
	ACE Ltd	111,645	5,648,121	1.12
	Aflac, Inc	111,325	5,159,914	1.02
	American International Group, Inc	149,090	8,803,765	1.74
	Other		5,753,389	1.14
			25,365,189	5.02
	METAL MINING		5,281,415	1.05

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	65

	|	Summary portfolio of investments (unaudited)
Growth & Income Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	MISCELLANEOUS RETAIL
	CVS Corp	124,182	$3,812,388	0.76%
			3,812,388	0.76

	MOTION PICTURES
	News Corp (Class A)	296,252	5,682,113	1.13
	Other		1,036,394	0.20
			6,718,507	1.33

	NONDEPOSITORY INSTITUTIONS
	American Express Co	142,301	7,573,259	1.50
	Fannie Mae	91,003	4,377,244	0.87
	SLM Corp	84,806	4,487,934	0.89
			16,438,437	3.26

	OIL AND GAS EXTRACTION
*	Cameron International Corp	101,776	4,861,840	0.96
	Schlumberger Ltd	113,096	7,363,681	1.46
	Other		1,385,649	0.28
			13,611,170	2.70

	PETROLEUM AND COAL PRODUCTS
	Exxon Mobil Corp	232,685	14,275,225	2.83
	Marathon Oil Corp	63,678	5,304,377	1.05
	Other		15,219,473	3.01
			34,799,075	6.89
	PRINTING AND PUBLISHING		2,432,125	0.48
	RAILROAD TRANSPORTATION		1,713,418	0.34

	SECURITY AND COMMODITY BROKERS
	Morgan Stanley	110,759	7,001,076	1.39
	Other		5,677,198	1.12
			12,678,274	2.51

	TOBACCO PRODUCTS
	Altria Group, Inc	264,270	19,405,346	3.84
			19,405,346	3.84
	TRANSPORTATION BY AIR		2,375,321	0.47

	TRANSPORTATION EQUIPMENT
	Boeing Co	65,514	5,366,252	1.07
	Northrop Grumman Corp	71,826	4,601,174	0.91
	United Technologies Corp	88,477	5,611,211	1.11
			15,578,637	3.09
	TRANSPORTATION SERVICES		1,832,294	0.36
	TRUCKING AND WAREHOUSING		2,691,377	0.53

66	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Growth & Income Fund		June 30, 2006	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS
WHOLESALE TRADE-NONDURABLE GOODS
Cardinal Health, Inc		74,937	$4,820,697	0.95%
			4,820,697	0.95
TOTAL COMMON STOCKS	(Cost $463,477,745)		501,125,828	99.27

TOTAL PORTFOLIO	(Cost $463,477,745)		501,125,828	99.27
OTHER ASSETS & LIABILITIES, NET			3,701,953	0.73

NET ASSETS			$504,827,781	100.00%

________
* Non-income producing

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	67

	|	Summary portfolio of investments (unaudited)
Equity Index Fund		June 30, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$13,655	0.00	%**
	AGRICULTURAL PRODUCTION-LIVESTOCK		39,683	0.01
	AMUSEMENT AND RECREATION SERVICES		940,378	0.26
	APPAREL AND ACCESSORY STORES		2,520,068	0.69
	APPAREL AND OTHER TEXTILE PRODUCTS		658,025	0.18
	AUTO REPAIR, SERVICES AND PARKING		253,575	0.07
	AUTOMOTIVE DEALERS AND SERVICE STATIONS		619,219	0.17

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	54,674	1,956,782	0.53
	Other		1,515,224	0.42
			3,472,006	0.95

	BUSINESS SERVICES
*	Google, Inc (Class A)	5,391	2,260,608	0.62
	Microsoft Corp	228,962	5,334,814	1.46
*	Oracle Corp	102,628	1,487,079	0.41
	Other		16,860,048	4.60
			25,942,549	7.09

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	39,401	1,718,278	0.47
*	Amgen, Inc	30,509	1,990,102	0.55
	Eli Lilly & Co	25,384	1,402,974	0.38
	Merck & Co, Inc	56,342	2,052,539	0.56
	Pfizer, Inc	189,149	4,439,327	1.21
	Procter & Gamble Co	84,356	4,690,194	1.28
	Wyeth	34,749	1,543,203	0.42
	Other		15,775,045	4.32
			33,611,662	9.19
	COAL MINING		973,083	0.27

	COMMUNICATIONS
	AT&T, Inc	100,463	2,801,913	0.77
	BellSouth Corp	46,778	1,693,364	0.46
*	Comcast Corp (Class A)	50,301	1,646,855	0.45
	Sprint Nextel Corp	74,817	1,495,592	0.41
	Verizon Communications, Inc	75,308	2,522,073	0.69
	Other		6,987,769	1.91
			17,147,566	4.69

68	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Equity Index Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	DEPOSITORY INSTITUTIONS
	Bank of America Corp	117,807	$5,666,517	1.55%
	Citigroup, Inc	128,329	6,190,591	1.69
	JPMorgan Chase & Co	89,699	3,767,358	1.03
	US Bancorp	45,949	1,418,905	0.39
	Wachovia Corp	41,520	2,245,402	0.61
	Wells Fargo & Co	43,367	2,909,058	0.80
	Other		15,273,785	4.17
			37,471,616	10.24
	EATING AND DRINKING PLACES		3,438,656	0.94
	EDUCATIONAL SERVICES		507,477	0.14
	ELECTRIC, GAS, AND SANITARY SERVICES		14,930,103	4.08
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	157,790	3,081,639	0.84
	Intel Corp	150,170	2,845,722	0.78
	Qualcomm, Inc	43,270	1,733,829	0.47
	Other		14,027,251	3.84
			21,688,441	5.93
	ENGINEERING AND MANAGEMENT SERVICES		3,008,681	0.82
	ENVIRONMENTAL QUALITY AND HOUSING		5,936	0.00	**
	FABRICATED METAL PRODUCTS		1,518,784	0.41
	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	52,607	2,263,153	0.62
	PepsiCo, Inc	42,659	2,561,246	0.70
	Other		5,946,363	1.62
			10,770,762	2.94
	FOOD STORES		980,319	0.27
	FORESTRY		467,975	0.13
	FURNITURE AND FIXTURES		1,242,518	0.34
	FURNITURE AND HOMEFURNISHINGS STORES		1,320,200	0.36
	GENERAL BUILDING CONTRACTORS		1,315,516	0.36
	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	63,471	3,057,398	0.83
	Other		3,504,990	0.96
			6,562,388	1.79
	HEALTH SERVICES		5,850,639	1.60
	HEAVY CONSTRUCTION, EXCEPT BUILDING		54,665	0.01
	HOLDING AND OTHER INVESTMENT OFFICES		9,397,126	2.57
	HOTELS AND OTHER LODGING PLACES		1,858,922	0.51

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	69

	|	Summary portfolio of investments (unaudited)
Equity Index Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	19,464	$1,572,107	0.43%
*	Dell, Inc	59,715	1,457,643	0.40
	Hewlett-Packard Co	72,458	2,295,469	0.63
	International Business Machines Corp	40,022	3,074,490	0.84
	Other		11,137,402	3.04
			19,537,111	5.34
	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	76,436	4,580,045	1.25
	Medtronic, Inc	31,162	1,462,121	0.40
	Other		8,892,823	2.43
			14,934,989	4.08
	INSURANCE AGENTS, BROKERS AND SERVICE		1,569,751	0.43
	INSURANCE CARRIERS
	American International Group, Inc	56,863	3,357,760	0.92
	UnitedHealth Group, Inc	34,773	1,557,135	0.42
	Other		11,728,781	3.21
			16,643,676	4.55
	JUSTICE, PUBLIC ORDER AND SAFETY		68,813	0.02
	LEATHER AND LEATHER PRODUCTS		432,417	0.12
	LEGAL SERVICES		35,197	0.01
	LOCAL AND INTERURBAN PASSENGER TRANSIT		62,950	0.02
	LUMBER AND WOOD PRODUCTS		148,525	0.04
	METAL MINING		1,417,809	0.39
	MISCELLANEOUS MANUFACTURING INDUSTRIES		741,999	0.20
	MISCELLANEOUS RETAIL		4,385,429	1.20
	MOTION PICTURES
	Time Warner, Inc	108,328	1,874,074	0.51
	Walt Disney Co	56,487	1,694,610	0.46
	Other		1,427,348	0.39
			4,996,032	1.36
	NONDEPOSITORY INSTITUTIONS
	American Express Co	27,932	1,486,541	0.41
	Other		4,966,380	1.35
			6,452,921	1.76
	NONMETALLIC MINERALS, EXCEPT FUELS		299,855	0.08
	OIL AND GAS EXTRACTION		8,863,589	2.42
	PAPER AND ALLIED PRODUCTS		1,913,080	0.52
	PERSONAL SERVICES		570,921	0.16

70	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Equity Index Fund		June 30, 2006	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS
PETROLEUM AND COAL PRODUCTS
Chevron Corp	57,218	$3,550,949	0.97%
ConocoPhillips	42,609	2,792,168	0.76
Exxon Mobil Corp	156,186	9,582,011	2.62
Other		5,135,260	1.41
		21,060,388	5.76
PRIMARY METAL INDUSTRIES		3,801,912	1.04
PRINTING AND PUBLISHING		2,326,018	0.63
RAILROAD TRANSPORTATION		2,486,858	0.68
REAL ESTATE		462,059	0.13
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		564,711	0.15
SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	9,848	1,481,435	0.40
Merrill Lynch & Co, Inc	23,784	1,654,415	0.45
Morgan Stanley	27,650	1,747,757	0.48
Other		5,466,320	1.50
		10,349,927	2.83
SOCIAL SERVICES		54,215	0.01
SPECIAL TRADE CONTRACTORS		208,133	0.06
STONE, CLAY, AND GLASS PRODUCTS		318,399	0.09
TEXTILE MILL PRODUCTS		17,049	0.00	**
TOBACCO PRODUCTS
Altria Group, Inc	53,906	3,958,318	1.08
Other		345,756	0.10
		4,304,074	1.18
TRANSPORTATION BY AIR		1,936,928	0.53
TRANSPORTATION EQUIPMENT
Boeing Co	20,639	1,690,540	0.46
United Technologies Corp	26,094	1,654,881	0.46
Other		6,257,526	1.71
		9,602,947	2.63
TRANSPORTATION SERVICES		818,848	0.22
TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)	16,389	1,349,306	0.37
Other		535,050	0.15
		1,884,356	0.52
WATER TRANSPORTATION		248,344	0.07

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	71

	|	Summary portfolio of investments (unaudited)
Equity Index Fund		June 30, 2006	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS
WHOLESALE TRADE-DURABLE GOODS
General Electric Co		268,434	$8,847,585	2.42%
Other			1,537,150	0.42
			10,384,735	2.84
WHOLESALE TRADE-NONDURABLE GOODS			2,886,618	0.79
TOTAL COMMON STOCKS	(Cost $301,172,268)		365,373,776	99.87

TOTAL PORTFOLIO	(Cost $301,172,268)		365,373,776	99.87
OTHER ASSETS & LIABILITIES, NET			461,036	0.13

NET ASSETS			$365,834,812	100.00%

________
*   Non-income producing
** Percentage represents less than 0.01% .

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

72	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Social Choice Equity Fund		June 30, 2006

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		$303	0.00	%**
	APPAREL AND ACCESSORY STORES		1,247,175	0.83
	APPAREL AND OTHER TEXTILE PRODUCTS		117,326	0.08
	AUTO REPAIR, SERVICES AND PARKING		28,688	0.02
	AUTOMOTIVE DEALERS AND SERVICE STATIONS		65,874	0.04

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	32,484	1,162,602	0.77
	Lowe’s Cos, Inc	11,400	691,638	0.46
	Other		34,327	0.02
			1,888,567	1.25

	BUSINESS SERVICES
	Automatic Data Processing, Inc	15,483	702,154	0.46
*	Google, Inc (Class A)	2,553	1,070,549	0.71
	Microsoft Corp	112,088	2,611,650	1.73
	Other		4,845,918	3.21
			9,230,271	6.11

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	23,577	1,028,193	0.68
*	Amgen, Inc	19,591	1,277,921	0.85
	Bristol-Myers Squibb Co	30,664	792,971	0.53
	Merck & Co, Inc	43,148	1,571,882	1.04
	Procter & Gamble Co	53,557	2,977,769	1.97
	Other		7,235,453	4.79
			14,884,189	9.86

	COMMUNICATIONS
	AT&T, Inc	59,268	1,652,985	1.10
	BellSouth Corp	27,532	996,658	0.66
	Sprint Nextel Corp	37,789	755,402	0.50
	Verizon Communications, Inc	46,176	1,546,434	1.02
	Other		2,450,303	1.62
			7,401,782	4.90

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	48,386	2,327,367	1.54
	SunTrust Banks, Inc	9,054	690,458	0.46
	US Bancorp	40,458	1,249,343	0.83
	Wachovia Corp	30,695	1,659,986	1.10
	Washington Mutual, Inc	23,057	1,050,938	0.70
	Wells Fargo & Co	28,549	1,915,067	1.27
	Other		6,937,344	4.59
			15,830,503	10.49

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	73

	|	Summary portfolio of investments (unaudited)
Social Choice Equity Fund		June 30, 2006	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS
	EATING AND DRINKING PLACES
	McDonald’s Corp	31,363	$1,053,797	0.70%
	Other		919,370	0.61
			1,973,167	1.31
	ELECTRIC, GAS, AND SANITARY SERVICES		8,169,645	5.41

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	76,463	1,493,322	0.99
	Emerson Electric Co	13,578	1,137,972	0.75
	Intel Corp	77,157	1,462,125	0.97
	Motorola, Inc	36,247	730,377	0.48
	Qualcomm, Inc	24,073	964,605	0.64
	Texas Instruments, Inc	23,374	707,998	0.47
	Other		2,923,800	1.94
			9,420,199	6.24
	ENGINEERING AND MANAGEMENT SERVICES		1,233,217	0.82
	FABRICATED METAL PRODUCTS		1,096,988	0.73

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	29,074	1,745,603	1.16
	Other		2,118,115	1.40
			3,863,718	2.56
	FOOD STORES		462,553	0.31
	FORESTRY		119,084	0.08
	FURNITURE AND FIXTURES		1,049,988	0.70
	FURNITURE AND HOMEFURNISHINGS STORES		479,192	0.32
	GENERAL BUILDING CONTRACTORS		733,258	0.49

	GENERAL MERCHANDISE STORES
	Target Corp	14,778	722,201	0.48
	Other		1,197,094	0.79
			1,919,295	1.27

	HEALTH SERVICES
*	WellPoint, Inc	11,519	838,238	0.55
	Other		980,570	0.65
			1,818,808	1.20
	HOLDING AND OTHER INVESTMENT OFFICES		4,000,353	2.65
	HOTELS AND OTHER LODGING PLACES		464,007	0.31

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	20,466	1,653,039	1.10
*	Dell, Inc	31,801	776,262	0.51
	Hewlett-Packard Co	39,947	1,265,521	0.84
	International Business Machines Corp	26,031	1,999,701	1.32
	Other		4,180,632	2.77
			9,875,155	6.54

74	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Social Choice Equity Fund		June 30, 2006	continued

			% OF NET
COMPANY	SHARES	VALUE	ASSETS
INSTRUMENTS AND RELATED PRODUCTS
Johnson & Johnson	55,522	$3,326,878	2.20%
Medtronic, Inc	21,676	1,017,038	0.68
Other		3,530,716	2.34
		7,874,632	5.22
INSURANCE AGENTS, BROKERS AND SERVICE		760,073	0.50

INSURANCE CARRIERS
Prudential Financial, Inc	13,359	1,037,994	0.68
St. Paul Travelers Cos, Inc	17,554	782,557	0.52
Other		5,010,169	3.32
		6,830,720	4.52
LEATHER AND LEATHER PRODUCTS		206,196	0.14
LUMBER AND WOOD PRODUCTS		25,795	0.02
METAL MINING		121,045	0.08
MISCELLANEOUS MANUFACTURING INDUSTRIES		203,112	0.13

MISCELLANEOUS RETAIL
Walgreen Co	16,790	752,864	0.50
Other		1,165,460	0.77
		1,918,324	1.27

MOTION PICTURES
Time Warner, Inc	109,162	1,888,503	1.25
Walt Disney Co	41,546	1,246,380	0.83
Other		96,953	0.06
		3,231,836	2.14

NONDEPOSITORY INSTITUTIONS
American Express Co	29,253	1,556,845	1.03
Freddie Mac	15,980	911,020	0.60
Other		2,230,456	1.48
		4,698,321	3.11
NONMETALLIC MINERALS, EXCEPT FUELS		289,257	0.19

OIL AND GAS EXTRACTION
Anadarko Petroleum Corp	16,522	787,934	0.52
Apache Corp	11,234	766,721	0.51
Devon Energy Corp	13,034	787,384	0.52
Other		5,090,301	3.37
		7,432,340	4.92
PAPER AND ALLIED PRODUCTS		1,473,101	0.98
PERSONAL SERVICES		12,267	0.01

PETROLEUM AND COAL PRODUCTS
Valero Energy Corp	10,668	709,635	0.47
Other		1,485,036	0.98
		2,194,671	1.45

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	75

	|	Summary portfolio of investments (unaudited)
Social Choice Equity Fund		June 30, 2006	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS
PRIMARY METAL INDUSTRIES			$2,264,616	1.50%
PRINTING AND PUBLISHING			1,266,574	0.84
RAILROAD TRANSPORTATION			1,024,160	0.68
REAL ESTATE			76,358	0.05
RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			110,919	0.07
SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc		6,636	998,253	0.66
Merrill Lynch & Co, Inc		18,286	1,271,974	0.84
Other			2,089,062	1.39
			4,359,289	2.89
SPECIAL TRADE CONTRACTORS			76,526	0.05
STONE, CLAY, AND GLASS PRODUCTS			98,193	0.06
TRANSPORTATION BY AIR			1,200,727	0.80
TRANSPORTATION EQUIPMENT			1,545,343	1.02
TRANSPORTATION SERVICES			167,446	0.11
TRUCKING AND WAREHOUSING
United Parcel Service, Inc (Class B)		13,857	1,140,847	0.76
			1,140,847	0.76
WATER TRANSPORTATION			68,454	0.04
WHOLESALE TRADE-DURABLE GOODS			964,185	0.64
WHOLESALE TRADE-NONDURABLE GOODS			1,215,269	0.80
TOTAL COMMON STOCKS	(Cost $141,463,972)		150,223,901	99.51
TOTAL PORTFOLIO	(Cost $141,463,972)		150,223,901	99.51
OTHER ASSETS & LIABILITIES, NET			739,634	0.49

NET ASSETS			$150,963,535	100.00%

________
*   Non-income producing
** Percentage represents less than 0.01%.

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

76	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Statement of investments (unaudited)
Managed Allocation Fund		June 30, 2006

				% OF NET
COMPANY		SHARES	VALUE	ASSETS
TIAA-CREF FUNDS
TIAA-CREF Bond Plus Fund		19,131,955	$187,875,801	35.00%
TIAA-CREF Growth Equity Fund		12,418,338	115,863,094	21.58
TIAA-CREF High-Yield Bond Fund		1,486,548	13,230,281	2.46
TIAA-CREF Institutional Large-Cap Value Fund - Retail Class		8,150,403	119,484,913	22.26
TIAA-CREF Institutional Real Estate Securities Fund - Retail Class		387,067	5,492,487	1.02
TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class		1,158,734	18,192,121	3.39
TIAA-CREF International Equity Fund		5,007,557	66,600,513	12.41
TIAA-CREF Money Market Fund		2,166,423	2,166,423	0.40
TIAA-CREF Short-Term Bond Fund		778,882	7,936,806	1.48
TOTAL TIAA-CREF FUNDS	(Cost $523,530,994)		536,842,439	100.00

TOTAL PORTFOLIO	(Cost $523,530,994)		536,842,439	100.00
OTHER ASSETS & LIABILITIES, NET			12,434	0.00 **

NET ASSETS			$536,854,873	100.00%

________
** Percentage represents less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	77

	|	Summary portfolio of investments (unaudited)
High-Yield Bond Fund		June 30, 2006

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	CORPORATE BONDS
	AGRICULTURAL PRODUCTION-CROPS				$477,500	0.18%

	AGRICULTURAL PRODUCTION-LIVESTOCK				748,800	0.28

	AGRICULTURAL SERVICES				1,012,500	0.37

	AMUSEMENT AND RECREATION SERVICES
	Speedway Motorsports, Inc	6.750%, 06/01/13	Ba2	$2,000,000	1,940,000	0.72
	Other				2,948,688	1.09
					4,888,688	1.81

	APPAREL AND OTHER TEXTILE PRODUCTS
	Broder Brothers	11.250%, 10/15/10	B3	3,500,000	3,255,000	1.20
					3,255,000	1.20

	AUTO REPAIR, SERVICES AND PARKING
	Avis Budget Car Rental LLC	7.625%, 05/15/14	Ba3	2,040,000	1,978,800	0.73
	Hertz Corp	10.500%, 01/01/16	B3	3,280,000	3,476,800	1.28
	Keystone Automotive Operations, Inc	9.750%, 11/01/13	B3	4,466,000	4,220,370	1.56
	Other				1,964,625	0.73
					11,640,595	4.30

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
	Autonation, Inc	7.000%, 04/15/14	Ba2	2,000,000	1,970,000	0.73
	Other				1,726,600	0.64
					3,696,600	1.37

	BUSINESS SERVICES
	Advanstar Communications, Inc	10.750%, 08/15/10	B3	1,750,000	1,876,875	0.69
	Iron Mountain, Inc	8.625%, 04/01/13	B2	2,000,000	2,000,000	0.74
	Sungard Data Systems, Inc	9.125%, 08/15/13	B3	2,000,000	2,075,000	0.77
	Sungard Data Systems, Inc	10.250%, 08/15/15	Caa1	2,690,000	2,780,787	1.03
	Other				5,763,695	2.13
					14,496,357	5.36

	CHEMICALS AND ALLIED PRODUCTS
	BCP Crystal US Holdings Corp	9.625%, 06/15/14	B2	2,125,000	2,305,625	0.85
	Hercules, Inc	6.750%, 10/15/29	Ba3	2,000,000	1,890,000	0.70
g	Ineos Group Holdings plc	8.500%, 02/15/16	B2	2,160,000	2,022,300	0.74
g	Nell AF SARL	8.375%, 08/15/15	B2	2,500,000	2,403,125	0.89
	WH Holdings Ltd	9.500%, 04/01/11	B3	1,900,000	2,080,500	0.77
	Other				3,912,713	1.45
					14,614,263	5.40

	COAL MINING				1,445,000	0.53

	COMMUNICATIONS
	Allbritton Communications Co	7.750%, 12/15/12	B3	3,402,000	3,367,980	1.25
	Citizens Communications Co	9.000%, 08/15/31	Ba3	2,026,000	2,051,325	0.76
	CSC Holdings, Inc	7.625%, 04/01/11	B1	2,100,000	2,100,000	0.78
h	Intelsat Bermuda Ltd	11.250%, 06/15/16	Caa1	3,500,000	3,587,500	1.33
	Qwest Communications International, Inc	7.250%, 02/15/11	B2	3,330,000	3,230,100	1.19
	Rogers Wireless, Inc	9.625%, 05/01/11	Ba3	1,750,000	1,916,250	0.71
	Other				19,892,598	7.35
					36,145,753	13.37

78	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
High-Yield Bond Fund		June 30, 2006	continued

					% OF NET
ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
ELECTRIC, GAS, AND SANITARY SERVICES
Allied Waste North America, Inc	7.875%, 04/15/13	Ba3	$2,000,000	$2,000,000	0.74%
Edison Mission Energy	7.500%, 06/15/13	B1	2,175,000	2,131,500	0.79
Midwest Generation LLC	8.300%, 07/02/09	B1	2,500,000	2,537,500	0.94
Mirant North America LLC	7.375%, 12/31/13	B1	2,690,000	2,595,850	0.96
NRG Energy, Inc	7.375%, 02/01/16	NR	2,000,000	1,950,000	0.72
Reliant Energy, Inc	6.750%, 12/15/14	B1	2,075,000	1,909,000	0.71
Sierra Pacific Resources	8.625%, 03/15/14	B2	2,000,000	2,118,692	0.78
Other				15,491,215	5.73
				30,733,757	11.37
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
L-3 Communications Corp	7.625%, 06/15/12	Ba3	1,905,000	1,933,575	0.71
Other				3,265,325	1.21
				5,198,900	1.92
FABRICATED METAL PRODUCTS				3,193,125	1.18
FOOD AND KINDRED PRODUCTS				1,210,625	0.45
FOOD STORES
Stater Brothers Holdings	8.125%, 06/15/12	B1	3,983,000	3,933,212	1.46
Other				1,787,863	0.66
				5,721,075	2.12
FURNITURE AND HOMEFURNISHINGS STORES
GSC Holdings Corp	8.000%, 10/01/12	Ba3	3,500,000	3,500,000	1.29
				3,500,000	1.29
GENERAL BUILDING CONTRACTORS				4,475,001	1.65
HEALTH SERVICES				8,319,560	3.08
HOTELS AND OTHER LODGING PLACES
MGM Mirage	6.750%, 09/01/12	Ba1	2,750,000	2,646,875	0.98
Other				1,715,313	0.63
				4,362,188	1.61
INDUSTRIAL MACHINERY AND EQUIPMENT
Scientific Games Corp	6.250%, 12/15/12	B1	2,000,000	1,870,000	0.69
Other				1,526,125	0.57
				3,396,125	1.26
INSTRUMENTS AND RELATED PRODUCTS				1,676,563	0.62
JUSTICE, PUBLIC ORDER AND SAFETY				1,410,000	0.52
LEGAL SERVICES				1,771,875	0.66
MISCELLANEOUS RETAIL
Stripes Acquisition LLC	10.625%, 12/15/13	B2	2,450,000	2,584,750	0.96
Other				4,056,715	1.50
				6,641,465	2.46

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	79

	|	Summary portfolio of investments (unaudited)
High-Yield Bond Fund		June 30, 2006	continued

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	NONDEPOSITORY INSTITUTIONS
	Ford Motor Credit Co	7.875%, 06/15/10	Ba2	$2,700,000	$2,490,728	0.92%
	Other				10,350,057	3.83
					12,840,785	4.75
	OIL AND GAS EXTRACTION
	Chesapeake Energy Corp	7.750%, 01/15/15	Ba2	2,000,000	2,005,000	0.74
	Chesapeake Energy Corp	6.875%, 11/15/20	Ba2	2,500,000	2,312,500	0.86
	Other				8,289,015	3.06
					12,606,515	4.66
	PAPER AND ALLIED PRODUCTS
	Abitibi-Consolidated, Inc	8.550%, 08/01/10	Ba1	2,929,000	2,775,228	1.03
	Cenveo Corp	7.875%, 12/01/13	B3	3,355,000	3,271,125	1.21
	Graphic Packaging International Corp	8.500%, 08/15/11	B2	2,500,000	2,493,750	0.92
	Greif, Inc	8.875%, 08/01/12	B2	1,880,000	1,978,700	0.73
	Other				4,365,185	1.61
					14,883,988	5.50
	PERSONAL SERVICES
	Mac-Gray Corp	7.625%, 08/15/15	B1	1,900,000	1,919,000	0.71
					1,919,000	0.71
	PETROLEUM AND COAL PRODUCTS
	Equistar Chemicals Lp	8.750%, 02/15/09	B1	2,500,000	2,581,250	0.95
	Other				1,187,500	0.44
					3,768,750	1.39
	PRIMARY METAL INDUSTRIES
	Novelis, Inc	7.250%, 02/15/15	B1	2,000,000	1,920,000	0.71
	Other				448,365	0.17
					2,368,365	0.88
	PRINTING AND PUBLISHING
g	Quebecor World Capital Corp	8.750%, 03/15/16	Ba3	2,128,000	1,941,800	0.72
g	RH Donnelley Corp	8.875%, 01/15/16	Caa1	4,500,000	4,539,375	1.68
	Other				5,361,000	1.98
					11,842,175	4.38
	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,660,800	0.61
	SECURITY AND COMMODITY BROKERS				800,000	0.30
	SOCIAL SERVICES				1,701,900	0.63
	STONE, CLAY, AND GLASS PRODUCTS				2,810,000	1.04
	TRANSPORTATION EQUIPMENT				7,330,250	2.71
	TRANSPORTATION SERVICES				1,748,250	0.65
	WATER TRANSPORTATION
	Gulfmark Offshore, Inc	7.750%, 07/15/14	B2	2,500,000	2,437,500	0.90
					2,437,500	0.90

80	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
High-Yield Bond Fund		June 30, 2006	concluded

						% OF NET
ISSUER			RATING+	PRINCIPAL	VALUE	ASSETS
WHOLESALE TRADE-DURABLE GOODS
IKON Office Solutions, Inc	7.750%, 09/15/15		Ba2	$2,500,000	$2,475,000	0.91%
Ryerson, Inc	8.250%, 12/15/11		B2	3,250,000	3,209,375	1.19
Other					1,963,567	0.73
					7,647,942	2.83
WHOLESALE TRADE-NONDURABLE GOODS					1,420,000	0.53
TOTAL CORPORATE BONDS		(Cost $266,797,599)			261,817,535	96.83
COMMON STOCKS
AUTOMOTIVE DEALERS AND SERVICE STATIONS					4,000	0.00	**
HOLDING AND OTHER INVESTMENT OFFICES					15	0.00	**
PAPER AND ALLIED PRODUCTS					3	0.00	**
TOTAL COMMON STOCKS		(Cost $162,890)			4,018	0.00	**
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.950%, 07/03/06			11,740,000	11,740,000	4.34
TOTAL SHORT-TERM INVESTMENTS		(Cost $11,736,824)			11,740,000	4.34

TOTAL PORTFOLIO		(Cost $278,697,313)			273,561,553	101.17
OTHER ASSETS & LIABILITIES, NET					(3,152,913)	(1.17)

	NET ASSETS				$270,408,640	100.00%

________
+	As provided by Moody’s Investors Service (unaudited)
**	Percentage represents less than 0.01%
g	Security is exempt from registration under Rule 144(A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At June 30, 2006, the value of these securities amounted to $10,906,600 or 4.03% of net assets.
h	These securities were purchased on a delayed delivery basis.

________
ABBREVIATION:
NR - Not Rated

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	81

	|	Summary portfolio of investments (unaudited)
Short-Term Bond Fund		June 30, 2006

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	BONDS
	CORPORATE BONDS
	ASSET BACKED
	Centex Home Equity Series 2004-D
	(Class MF2)	5.560%, 09/25/34	A2	$1,500,000	$1,459,110	0.73%
	CIT Equipment Collateral Series 2005-VT1
	(Class A4)	4.360%, 11/20/12	Aaa	1,320,000	1,293,672	0.64
	GMAC Mortgage Corporation Loan Trust
	2006-HLTV A3	5.590%, 03/01/30	Aaa	2,000,000	1,978,790	0.99
	GMAC Mortgage Corporation Loan Trust
	2006-HLTV A4	5.810%, 03/01/36	Aaa	2,000,000	1,964,506	0.98
	Household Automotive Trust Series 2003-2
	(Class A4)	3.020%, 12/17/10	Aaa	4,000,000	3,896,960	1.95
	Marriott Vacation Club Owner Trust Series 2006-1A
	(Class A)	5.737%, 04/20/28	Aaa	2,500,000	2,487,563	1.24
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HI1 (Class A3)	5.570%, 02/25/36	Aaa	2,000,000	1,976,674	0.99
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HSA2 (Class AI2)	5.500%, 03/25/36	Aaa	5,400,000	5,357,831	2.68
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	3,000,000	2,980,320	1.49
h,v	Sierra Receivables Funding Co Series 2006-1A
	(Class A1)	5.480%, 05/20/18	Aaa	2,000,000	1,999,802	1.00
	Other				5,142,939	2.57
					30,538,167	15.26

	CHEMICALS AND ALLIED PRODUCTS				1,946,111	0.97

	COMMUNICATIONS
	Sprint Capital Corp	6.000%, 01/15/07	Baa2	1,000,000	1,001,341	0.50
	Other				2,178,957	1.09
					3,180,298	1.59

	DEPOSITORY INSTITUTIONS
	Citigroup, Inc	5.125%, 02/14/11	Aa1	2,500,000	2,441,307	1.22
	Wells Fargo & Co	4.200%, 01/15/10	Aa1	2,750,000	2,625,449	1.31
	Other				6,821,694	3.41
					11,888,450	5.94

	EATING AND DRINKING PLACES				502,040	0.25

	ELECTRIC, GAS, AND SANITARY SERVICES
	Duke Energy Corp	3.750%, 03/05/08	A2	2,000,000	1,943,800	0.97
	Nisource Finance Corp	3.200%, 11/01/06	Baa3	1,000,000	991,856	0.50
	Tampa Electric Co	5.375%, 08/15/07	A2	1,000,000	994,032	0.50
	Other				3,184,646	1.59
					7,114,334	3.56

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,229,113	0.61

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	5.750%, 03/01/09	Aa3	1,000,000	1,001,365	0.50
	Other				478,835	0.24
					1,480,200	0.74

82	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Short-Term Bond Fund		June 30, 2006	continued

					% OF NET
ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
FOOD AND KINDRED PRODUCTS
Coca-Cola Enterprises, Inc	2.500%, 09/15/06	A2	$1,000,000	$993,694	0.50%
General Mills, Inc	5.125%, 02/15/07	Baa2	1,000,000	996,692	0.50
Other				960,931	0.48
				2,951,317	1.48
FOOD STORES				992,695	0.50
FURNITURE AND FIXTURES				492,425	0.25
GENERAL BUILDING CONTRACTORS				551,015	0.28
GENERAL MERCHANDISE STORES
May Department Stores Co	3.950%, 07/15/07	Baa2	1,000,000	981,851	0.49
Other				1,451,173	0.73
				2,433,024	1.22
HOLDING AND OTHER INVESTMENT OFFICES				495,349	0.25
INSURANCE CARRIERS				1,210,126	0.60
MISCELLANEOUS MANUFACTURING INDUSTRIES				500,054	0.25
MOTION PICTURES				500,036	0.25
NONDEPOSITORY INSTITUTIONS
Countrywide Home Loans, Inc	5.500%, 08/01/06	A3	1,000,000	1,000,076	0.50
General Electric Capital Corp	6.000%, 06/15/12	Aaa	1,000,000	1,010,998	0.51
HSBC Finance Corp	5.700%, 06/01/11	Aa3	1,500,000	1,489,865	0.74
Other				8,002,317	4.00
				11,503,256	5.75
OIL AND GAS EXTRACTION				1,419,496	0.71
OTHER MORTGAGE BACKED SECURITIES
LB-UBS Commercial Mortgage Trust Series 2005-C3
(Class A2)	4.553%, 07/15/30	Aaa	2,000,000	1,923,324	0.96
Residential Asset Securitization Trust Series 2006-A6
(Class 2A6)	6.000%, 07/25/36	Aaa	990,323	982,148	0.49
Other				1,942,951	0.97
				4,848,423	2.42
PETROLEUM AND COAL PRODUCTS				749,390	0.37
PIPELINES, EXCEPT NATURAL GAS
Enterprise Products Operating Lp	4.000%, 10/15/07	Baa3	1,000,000	978,693	0.49
Other				2,168,614	1.08
				3,147,307	1.57
PRINTING AND PUBLISHING				943,170	0.47
RAILROAD TRANSPORTATION				588,265	0.29
SECURITY AND COMMODITY BROKERS				4,178,315	2.09

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	83

	|	Summary portfolio of investments (unaudited)
Short-Term Bond Fund		June 30, 2006	continued

					% OF NET
ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
TRANSPORTATION EQUIPMENT
United Technologies Corp	4.875%, 11/01/06	A2	$2,000,000	$1,995,126	1.00%
Other				1,945,381	0.97
				3,940,507	1.97

WHOLESALE TRADE - NON-DURABLE GOODS
Gillette Co	4.125%, 08/30/07	Aa3	1,000,000	983,765	0.49

	TOTAL CORPORATE BONDS	(Cost $102,013,699)		100,306,648	50.13
GOVERNMENT BONDS
AGENCY SECURITIES
Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11	Aaa	4,000,000	3,988,476	1.99
Federal Home Loan Mortgage Corp (FHLMC)	4.375%, 11/16/07	Aaa	2,750,000	2,709,983	1.35
FHLMC	3.500%–5.250%, 02/21/08–07/18/11	Aaa	2,800,000	2,728,521	1.36
FHLMC	5.250%, 05/21/09	Aaa	1,000,000	994,989	0.50
FHLMC	7.000%, 03/15/10	Aaa	8,200,000	8,611,923	4.31
FHLMC	6.250%, 03/05/12	Aaa	3,698,000	3,703,119	1.85
Federal National Mortgage Association (FNMA)	4.750%, 01/02/07	Aa2	4,250,000	4,231,691	2.12
FNMA	6.000%, 05/15/08	Aaa	1,500,000	1,514,123	0.76
FNMA	4.125%, 06/16/08	Aaa	1,200,000	1,168,981	0.58
FNMA	7.125%, 06/15/10	Aaa	4,700,000	4,969,689	2.48
FNMA	5.800%, 06/07/11	Aaa	5,500,000	5,477,311	2.74
FNMA	4.125%, 01/30/12	Aaa	4,800,000	4,478,419	2.24
FNMA	5.250%, 08/01/12	Aa2	3,000,000	2,932,105	1.47
Other				2,188,271	1.09
				49,697,601	24.84

FOREIGN GOVERNMENT BONDS
International Finance Corp	5.125%, 05/02/11	Aaa	1,000,000	988,357	0.49
Kreditanstalt fuer Wiederaufbau	5.250%, 05/19/09	Aaa	1,250,000	1,243,648	0.62
Province of Manitoba Canada	4.250%, 11/20/06	Aa2	1,000,000	995,237	0.50
Other				2,312,676	1.16
				5,539,918	2.77

MORTGAGE BACKED SECURITIES
FNMA	5.000%–6.341%, 02/01/08–02/25/35		2,169,495	2,149,067	1.07
Other				3,052,779	1.53
				5,201,846	2.60

U.S. TREASURY SECURITIES
U.S. Treasury Bond (Step Bond, 0.000%—14.000%
until 11/15/06)	0.000%, 11/15/11		3,000,000	2,943,342	1.47
U.S. Treasury Note	4.250%, 10/31/07		2,350,000	2,320,719	1.16
U.S. Treasury Note	4.375%, 12/31/07		9,950,000	9,831,098	4.91
U.S. Treasury Note	4.875%, 05/31/08		1,000,000	994,410	0.50
U.S. Treasury Note	4.875%, 05/15/09		6,500,000	6,455,800	3.23
U.S. Treasury Note	4.375%, 12/15/10		5,500,000	5,342,480	2.67
U.S. Treasury Note	4.875%, 05/31/11		6,450,000	6,384,919	3.19
Other				2,473,054	1.24
				36,745,822	18.37

	TOTAL GOVERNMENT BONDS	(Cost $99,329,805)		97,185,187	48.58

TOTAL BONDS		(Cost $201,343,504)		197,491,835	98.71

84	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Short-Term Bond Fund		June 30, 2006	concluded

					% OF NET
ISSUER			PRINCIPAL	VALUE	ASSETS
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	4.950%, 07/03/06		$960,000	$960,000	0.48%
TOTAL SHORT-TERM INVESTMENTS		(Cost $959,740)		960,000	0.48

	TOTAL PORTFOLIO	(Cost $202,303,244)		198,451,835	99.19
OTHER ASSETS & LIABILITIES, NET				1,611,454	0.81

	NET ASSETS			$200,063,289	100.00%

________
+   As provided by Moody’s Investors Service (unaudited)
h   These securities were purchased on a delayed delivery basis.
v   Security valued at fair value.

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in followingtheir investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	85

	|	Summary portfolio of investments (unaudited)
Tax-Exempt Bond Fund		June 30, 2006

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	LONG-TERM MUNICIPAL BONDS
	ALABAMA
	Courtland Industrial Development Board	5.000%, 11/01/13	Baa2	$2,300,000	$2,325,116	1.20%
	Other				449,706	0.23
					2,774,822	1.43

	ARIZONA
	Arizona Water Infrastructure Finance Authority	5.000%, 10/01/16	Aaa	1,635,000	1,738,610	0.90
	Greater Arizona Development Authority	5.000%, 08/01/14	Aaa	2,045,000	2,165,982	1.12
	Other				3,859,190	2.00
					7,763,782	4.02

	ARKANSAS
	Arkansas Development Finance Authority	5.000%, 11/01/14	NR	1,810,000	1,908,084	0.99
	Arkansas Development Finance Authority	5.500%, 12/01/18	NR	1,750,000	1,914,867	0.99
	Other				1,671,428	0.87
					5,494,379	2.85

	CALIFORNIA
d	California State Department of Water
	Resources	5.500%, 05/01/12	A3	3,385,000	3,626,113	1.88
	Other				2,055,253	1.06
					5,681,366	2.94

	COLORADO				1,266,196	0.66

	CONNECTICUT
	Connecticut Municipal Electric
	Energy Cooperative	7.000%, 01/01/15	NR	1,710,000	1,999,931	1.04
					1,999,931	1.04

	DISTRICT OF COLUMBIA				323,571	0.17

	FLORIDA
	First Governmental Financing Commission	5.500%, 07/01/15	Aaa	1,600,000	1,745,584	0.90
	Lake County School Board	5.250%, 06/01/17	Aaa	2,000,000	2,145,880	1.11
	Lake County School Board	5.250%, 06/01/18	Aaa	1,925,000	2,067,873	1.07
	Other				4,511,910	2.34
					10,471,247	5.42

	GEORGIA				1,882,702	0.98

	ILLINOIS				6,078,922	3.15

	INDIANA
	New Albany Floyd County School
	Building Corp	5.000%, 07/15/15	NR	2,000,000	2,112,980	1.09
	South Madison Elementary School
	Building Corp	5.000%, 07/15/15	Aaa	2,000,000	2,098,220	1.09
	Other				6,504,580	3.37
					10,715,780	5.55

	KENTUCKY
	Kentucky Turnpike Authority	6.000%, 07/01/11	Aaa	2,085,000	2,189,062	1.13
					2,189,062	1.13

86	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Tax-Exempt Bond Fund		June 30, 2006	continued

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	LOUISIANA
	Desoto Parish LA	5.000%, 10/01/12	Baa3	$2,175,000	$2,205,059	1.14%
					2,205,059	1.14

	MARYLAND
	State of Maryland	5.500%, 08/01/12	Aaa	2,000,000	2,171,400	1.13
	State of Maryland	5.000%, 03/01/16	Aaa	2,500,000	2,669,525	1.38
	Other				772,581	0.40
					5,613,506	2.91

	MASSACHUSETTS				717,840	0.37

	MICHIGAN
	Ann Arbor School District	5.000%, 05/01/15	Aaa	2,020,000	2,133,382	1.11
	Bedford Public School District	5.000%, 05/01/14	Aaa	1,710,000	1,803,776	0.93
	Caledonia Community Schools	5.000%, 05/01/15	Aaa	1,705,000	1,800,702	0.93
	L’Anse Creuse Public Schools	5.000%, 05/01/15	Aaa	1,750,000	1,848,228	0.96
	Other				1,996,449	1.03
					9,582,537	4.96

	MISSISSIPPI
	Mississippi Development Bank Special
	Obligation	5.000%, 01/01/15	Aaa	1,960,000	2,062,371	1.07
	Other				1,436,397	0.74
					3,498,768	1.81

	MISSOURI
	Missouri State Environmental Improvement &
	Energy Resources Authority	5.500%, 07/01/12	Aaa	1,575,000	1,702,260	0.88
	Other				1,156,320	0.60
					2,858,580	1.48

	NEVADA				802,152	0.42

	NEW JERSEY
	Garden State Preservation Trust	5.125%, 11/01/18	Aaa	4,010,000	4,291,863	2.22
	New Jersey Economic Development Authority	5.250%, 09/01/14	Aaa	2,550,000	2,734,901	1.42
	New Jersey State Turnpike Authority	5.700%, 05/01/13	Aaa	1,940,000	2,035,720	1.05
	State of New Jersey	5.500%, 07/15/16	Aaa	2,700,000	2,968,515	1.54
	Other				2,616,425	1.36
					14,647,424	7.59

	NEW MEXICO				779,562	0.40

	NEW YORK
d	Metropolitan Transportation Authority	5.500%, 11/15/13	Aaa	2,000,000	2,177,520	1.13
	Metropolitan Transportation Authority	5.500%, 07/01/16	Aaa	1,900,000	2,057,700	1.07
	Metropolitan Transportation Authority	5.500%, 11/15/16	Aaa	2,150,000	2,371,278	1.23
	Metropolitan Transportation Authority	5.750%, 01/01/18	A2	1,500,000	1,688,265	0.87
	New York State Dormitory Authority	5.500%, 05/15/17	Aaa	2,500,000	2,757,950	1.43
	New York State Environmental Facilities Corp	5.000%, 03/15/14	NR	2,070,000	2,179,151	1.13
	New York State Environmental Facilities Corp	5.250%, 06/15/18	Aaa	2,800,000	2,981,888	1.54
	New York State Thruway Authority	5.500%, 04/01/12	A1	1,930,000	2,069,790	1.07
	Tobacco Settlement Financing Authority	5.500%, 06/01/16	A1	5,000,000	5,287,350	2.74
	Other				2,489,622	1.29
					26,060,514	13.50

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	87

	|	Summary portfolio of investments (unaudited)
Tax-Exempt Bond Fund		June 30, 2006	continued

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	NORTH CAROLINA
	State of North Carolina	5.000%, 09/01/15	Aa1	$3,465,000	$3,684,508	1.91%
	Other				316,067	0.16
					4,000,575	2.07

	OHIO
	Akron OH	5.000%, 12/01/17	Aaa	1,800,000	1,905,894	0.98
	Other				1,326,639	0.69
					3,232,533	1.67

	OKLAHOMA				525,070	0.27

	OREGON
	Oregon State Department of Administrative
	Services	5.000%, 04/01/13	Aaa	2,010,000	2,116,631	1.10
					2,116,631	1.10

	PENNSYLVANIA
	Carbon County Hospital Authority	5.400%, 11/15/14	Aaa	1,845,000	1,986,124	1.03
d	Carbon County Industrial Development
	Authority	6.650%, 05/01/10	NR	2,220,000	2,322,142	1.20
	Other				7,129,430	3.69
					11,437,696	5.92

	PUERTO RICO
	Commonwealth of Puerto Rico	5.000%, 07/01/12	Baa3	2,645,000	2,729,111	1.42
	Puerto Rico Highway & Transportation
	Authority	5.000%, 07/01/14	Baa3	2,500,000	2,574,600	1.33
	Puerto Rico Public Finance Corp	5.750%, 02/01/12	Baa2	1,690,000	1,787,023	0.93
	Other				5,274,959	2.73
					12,365,693	6.41

	RHODE ISLAND				1,286,880	0.67

	SOUTH CAROLINA
	Georgetown County School District	5.000%, 03/01/17	Aaa	2,000,000	2,085,060	1.08
	Other				862,563	0.45
					2,947,623	1.53

	TENNESSEE				1,527,924	0.79

	TEXAS
	Brazos River Authority	4.900%, 10/01/15	Aaa	3,660,000	3,825,688	1.98
	City of Houston TX	5.000%, 11/15/14	Aaa	2,000,000	2,104,500	1.09
	Lower Colorado River Authority	5.000%, 05/15/17	Aaa	1,550,000	1,610,047	0.83
	Other				8,272,263	4.29
					15,812,498	8.19

	WASHINGTON
	King County School District No 401 Highline	5.125%, 12/01/20	Aaa	2,190,000	2,281,652	1.19
	Port of Seattle WA	5.500%, 09/01/17	Aaa	2,925,000	3,208,725	1.66
	Other				1,991,914	1.03
					7,482,291	3.88

88	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Tax-Exempt Bond Fund		June 30, 2006	concluded

						% OF NET
ISSUER			RATING+	PRINCIPAL	VALUE	ASSETS
WISCONSIN
State of Wisconsin	5.250%, 05/01/15		Aaa	$3,500,000	$3,765,650	1.95%
					3,765,650	1.95
TOTAL LONG-TERM MUNICIPAL BONDS		(Cost $192,838,369)			189,908,766	98.37

	TOTAL PORTFOLIO	(Cost $192,838,369)			189,908,766	98.37
OTHER ASSETS & LIABILITIES					3,144,856	1.63

	NET ASSETS				$193,053,622	100.00%

________
+   As provided by Moody’s Investors Service (unaudited)
d   All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.

________
ABBREVIATION:
NR - Not Rated

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	89

	|	Summary portfolio of investments (unaudited)
Bond Plus Fund		June 30, 2006

						% OF NET
	ISSUER		RATING+	PRINCIPAL	VALUE	ASSETS
	BONDS
	CORPORATE BONDS
	AMUSEMENT AND RECREATION SERVICES				$243,795	0.05%
	ASSET BACKED
	Residential Asset Mortgage Products, Inc
	Series 2004-RS11 (Class M1)	5.943%, 11/25/34	Aa1	$5,000,000	5,032,870	1.10
	Residential Funding Mortgage Securities II, Inc
	Series 2006-H12 (Class A3)	5.790%, 02/25/36	Aaa	6,000,000	5,960,640	1.30
	Residential Funding Mortgage Securities II, Inc
	Series 2006-HSA2 (Class AI3)	5.550%, 03/25/36	Aaa	3,000,000	2,966,577	0.65
h,v	Sierra Receivables Funding Co Series 2006-1A
	(Class A1)	5.840%, 05/20/18	Aaa	4,000,000	3,999,604	0.87
	Other				23,374,216	5.11
					41,333,907	9.03
	BUILDING MATERIALS AND GARDEN SUPPLIES				1,709,879	0.37
	BUSINESS SERVICES				273,462	0.06
	CHEMICALS AND ALLIED PRODUCTS				2,141,926	0.47
	COMMUNICATIONS				11,817,574	2.58
	DEPOSITORY INSTITUTIONS				15,209,105	3.32
	ELECTRIC, GAS, AND SANITARY SERVICES				9,496,927	2.07
	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,967,238	0.43
	FABRICATED METAL PRODUCTS				468,020	0.10
	FOOD AND KINDRED PRODUCTS				2,732,944	0.60
	FOOD STORES				991,773	0.22
	FURNITURE AND FIXTURES				492,425	0.11
	GENERAL BUILDING CONTRACTORS				2,091,069	0.46
	GENERAL MERCHANDISE STORES				1,631,917	0.36
	HEALTH SERVICES				477,978	0.10
	HOLDING AND OTHER INVESTMENT OFFICES				2,178,866	0.48
	HOTELS AND OTHER LODGING PLACES				243,125	0.05
	INDUSTRIAL MACHINERY AND EQUIPMENT				231,711	0.05
	INSTRUMENTS AND RELATED PRODUCTS				682,903	0.15
	INSURANCE CARRIERS				4,251,762	0.93
	METAL MINING				698,613	0.15
	MISCELLANEOUS MANUFACTURING INDUSTRIES				1,218,831	0.27
	MISCELLANEOUS RETAIL				456,989	0.10
	MOTION PICTURES				3,429,119	0.75
	NONDEPOSITORY INSTITUTIONS
	General Electric Capital Corp	6.000%, 06/15/12	Aaa	2,500,000	2,527,495	0.55
	Other				11,016,566	2.41
					13,544,061	2.96

90	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Bond Plus Fund		June 30, 2006	continued

							% OF NET
	ISSUER			RATING+	PRINCIPAL	VALUE	ASSETS
	OIL AND GAS EXTRACTION					$5,336,521	1.17%
	OTHER MORTGAGE BACKED SECURITIES
d	Banc of America Commercial Mortgage, Inc
	Series 2002-2 (Class A3)	5.118%, 07/11/43		NR	$3,000,000	2,907,633	0.63
	Bear Stearns Commercial Mortgage Securities
	Series 2004-PWR5 (Class A5)	4.978%, 07/11/42		Aaa	3,000,000	2,827,005	0.62
	Washington Mutual, Inc Series 2003-S10
	(Class A1)	4.500%, 10/25/18		NR	5,061,554	4,799,037	1.05
	Wells Fargo Mortgage Backed Securities Trust
	Series 2004-7 (Class 1A1)	4.500%, 07/25/19		Aaa	3,006,282	2,799,601	0.61
	Other					28,576,124	6.24
						41,909,400	9.15
	PAPER AND ALLIED PRODUCTS					2,493,756	0.54
	PETROLEUM AND COAL PRODUCTS					1,024,236	0.22
	PIPELINES, EXCEPT NATURAL GAS					2,846,997	0.62
	PRIMARY METAL INDUSTRIES					942,113	0.21
	RAILROAD TRANSPORTATION					1,661,394	0.36
	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS					247,874	0.05
	SECURITY AND COMMODITY BROKERS					7,456,834	1.63
	STONE, CLAY, AND GLASS PRODUCTS					240,749	0.05
	TOBACCO PRODUCTS					249,062	0.05
	TRANSPORTATION EQUIPMENT					4,117,386	0.90
	WHOLESALE TRADE-NONDURABLE GOODS					1,157,292	0.25
		TOTAL CORPORATE BONDS	(Cost $194,507,268)			189,699,533	41.42
	GOVERNMENT BONDS
	AGENCY SECURITIES
	Cal Dive International, Inc	4.930%, 02/01/27		NR	2,960,013	2,728,748	0.60
	Federal Farm Credit Bank (FFCB)	5.375%, 07/18/11		Aaa	3,000,000	2,991,357	0.65
	Federal Home Loan Mortgage Corp
	(FHLMC)	3.000%–5.750%, 07/19/07–09/15/35		Aaa-Aa2	9,000,000	8,741,680	1.91
	FHLMC	4.375%, 11/16/07		Aaa	5,000,000	4,927,243	1.08
	FHLMC	3.500%, 04/28/08		Aaa	3,000,000	2,898,279	0.63
	FHLMC	5.875%, 03/21/11		Aa2	2,990,000	3,018,474	0.66
	FHLMC	6.250%, 03/05/12		Aaa	3,000,000	3,004,153	0.66
	FHLMC	5.000%, 06/15/31		NR	3,000,000	2,858,031	0.62
	Federal National Mortgage Association (FNMA)	.4.750%, 01/02/07		Aa2	2,500,000	2,489,230	0.54
	FNMA	5.250%, 12/03/07		Aaa	3,500,000	3,486,947	0.76
	FNMA	2.000%–6.210%, 03/16/09–08/06/38		Aaa	5,000,000	4,815,877	1.05
d	FNMA	7.125%, 06/15/10		Aaa	3,600,000	3,806,570	0.83
	FNMA	5.800%, 06/07/11		Aaa	5,000,000	4,979,374	1.09
	FNMA	5.250%, 08/01/12		Aa2	6,000,000	5,864,210	1.28
	Housing Urban Development	4.790%, 08/01/11		NR	8,514,000	8,249,283	1.80
						64,859,456	14.16

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	91

	|	Summary portfolio of investments (unaudited)
Bond Plus Fund		June 30, 2006	continued

							% OF NET
	ISSUER			RATING+	PRINCIPAL	VALUE	ASSETS
	FOREIGN GOVERNMENT BONDS
	Province of Ontario	2.650%, 12/15/06		Aa2	$2,500,000	$2,468,908	0.54%
	Other					13,802,045	3.01
						16,270,953	3.55

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	5.000%–8.000%, 09/01/10–01/01/36			10,769,134	10,436,889	2.28
	FGLMC	5.500%, 12/01/33			4,723,602	4,556,155	1.00
	FGLMC	5.000%, 01/01/34			2,636,731	2,474,314	0.54
	FGLMC	6.000%, 05/01/35			2,881,846	2,839,186	0.62
	FGLMC	5.500%, 06/01/35			2,975,810	2,860,099	0.62
	Federal National Mortgage Association (FNMA)	4.777%, 02/01/14			3,331,204	3,165,031	0.69
	FNMA	4.640%, 11/01/14			2,934,354	2,743,507	0.60
h	FNMA	5.000%, 07/25/21			3,000,000	2,888,436	0.63
h	FNMA	6.000%, 08/25/21			11,000,000	11,027,500	2.41
	FNMA	5.000%, 10/01/25			4,760,574	4,508,807	0.98
	FNMA	4.350%, 03/25/34			3,328,398	3,160,155	0.69
	FNMA	4.000%–9.000%, 12/01/08–07/25/36			40,886,898	39,050,354	8.53
	FNMA	5.000%, 02/25/35			2,745,017	2,657,899	0.58
	FNMA	5.500%, 05/01/35			5,491,720	5,278,488	1.15
	FNMA	5.500%, 05/01/35			4,408,489	4,237,317	0.93
	FNMA	6.000%, 05/01/35			3,567,423	3,514,001	0.77
	FNMA	6.000%, 08/01/35			6,158,287	6,066,067	1.32
	FNMA	5.000%, 05/01/36			3,959,650	3,683,465	0.80
h	FNMA	6.500%, 07/25/36			13,000,000	13,065,000	2.85
Government National Mortgage Association
	(GNMA)	5.500%–8.500%, 09/15/23–07/20/36			6,435,635	6,299,441	1.38
	GNMA	5.000%, 09/15/33			2,976,158	2,819,508	0.62
h	GNMA	5.000%, 07/15/36			5,000,000	4,731,250	1.03
	Other					5,460,862	1.19
						147,523,731	32.21

	U.S. TREASURY SECURITIES
d	U.S. Treasury Bond	8.000%, 11/15/21			18,559,000	23,739,930	5.18
	U.S. Treasury Bond	5.375%, 02/15/31			3,695,000	3,760,254	0.82
	Other					3,506,206	0.77
						31,006,390	6.77
	TOTAL GOVERNMENT BONDS		(Cost $267,716,062)			259,660,530	56.69
	TOTAL BONDS		(Cost $462,223,330)			449,360,063	98.11

	COMPANY				SHARES
	TIAA-CREF MUTUAL FUNDS
	TIAA-CREF High-Yield Bond Fund				400,432	3,563,851	0.78
	TOTAL TIAA-CREF MUTUAL FUNDS		(Cost $3,756,019)			3,563,851	0.78

92	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Bond Plus Fund		June 30, 2006	concluded

						% OF NET
	ISSUER			PRINCIPAL	VALUE	ASSETS
	SHORT-TERM INVESTMENTS
	COMMERCIAL PAPER
d	Calyon	4.870%, 08/28/06		$3,550,000	$3,520,642	0.77%
c,d	Ranger Funding Co LLC	5.120%, 07/20/06		5,000,000	4,987,400	1.09
	UBS Finance, (Delaware), Inc	5.270%, 07/03/06		5,000,000	4,997,804	1.09
	Other				3,127,935	0.68
					16,633,781	3.63
	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	4.900%, 07/07/06		10,000,000	9,994,300	2.18
	Federal National Mortgage Association (FNMA)	4.950%, 07/05/06		9,915,000	9,912,125	2.17
					19,906,425	4.35
	TOTAL SHORT-TERM INVESTMENTS		(Cost $36,535,563)		36,540,206	7.98

	TOTAL PORTFOLIO		(Cost $502,514,912)		489,464,120	106.87
	OTHER ASSETS & LIABILITIES, NET				(31,476,741)	(6.87)

		NET ASSETS			$457,987,379	100.00%

________
+	As provided by Moody’s Investors Service (unaudited)
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
h	These securities were purchased on a delayed delivery basis.
v	Security valued at fair value.

________
ABBREVIATION:
NR - Not Rated

________
For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	93

	|	Summary portfolio of investments (unaudited)
Money Market Fund		June 30, 2006

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS
	SHORT-TERM INVESTMENTS
	BANK NOTES
	Harris Trust and Savings Bank	5.170%, 08/07/06	$10,000,000	$10,000,000	1.48%
				10,000,000	1.48

	CERTIFICATES OF DEPOSIT
	American Express Centurion
	Bank	4.950%–5.300%, 07/06/06–07/28/06	9,500,000	9,500,024	1.40
	Calyon	5.070%, 07/21/06	5,000,000	5,000,028	0.74
	Bank of Montreal	4.850%–4.990%, 07/06/06–09/20/06	8,000,000	7,998,144	1.18
	Deutsche Bank	4.925%, 07/05/06	5,000,000	5,000,008	0.74
	Deutsche Bank	5.050%, 07/12/06	5,000,000	5,000,015	0.74
	Dexia Bank	5.070%–5.365%, 07/18/06–08/29/06	5,000,000	5,000,052	0.74
	Royal Bank of Canada	4.850%–5.360%, 07/28/06–09/21/06	14,320,000	14,320,252	2.12
	Other			4,000,000	0.59
				55,818,523	8.25

	COMMERCIAL PAPER
	American Honda Finance
	Corp	5.090%–5.250%, 07/25/06–08/16/06	4,825,000	4,799,867	0.71
	Barclays U.S. Funding Corp	4.980%–5.350%, 07/18/06–09/05/06	5,795,000	5,748,950	0.85
c	Beta Finance, Inc	5.040%–5.055%, 07/24/06–08/04/06	4,125,000	4,107,427	0.61
	Calyon	4.870%–4.960%, 07/11/06–08/28/06	8,950,000	8,913,356	1.32
c	CC (USA), Inc	4.910%–5.390%, 07/07/06–09/20/06	13,790,000	13,705,602	2.02
c	Ciesco Lp	5.040%–5.320%, 07/13/06–09/19/06	25,000,000	24,859,358	3.67
	Citigroup Funding, Inc	4.955%–5.310%, 07/13/06–11/16/06	25,080,000	24,959,623	3.69
c	Corporate Asset Funding
	Corp, Inc	5.030%–5.320%, 07/13/06–08/25/06	24,495,000	24,372,536	3.60
c	Dorada Finance, Inc	5.010%–5.220%, 07/10/06–09/14/06	14,500,000	14,443,663	2.13
c	Edison Asset Securitization,
	LLC	4.520%–5.180%, 07/05/06–08/30/06	24,176,000	24,032,017	3.55
	General Electric Capital
	Corp	5.010%–5.330%, 07/10/06–09/25/06	20,625,000	20,515,214	3.03
c	Govco, Inc	4.830%–5.430%, 07/18/06–12/26/06	25,135,000	24,987,043	3.69
c	Greenwich Capital Holdings,
	Inc	5.340%–5.430%, 10/19/06–10/23/06	7,305,000	7,184,103	1.06
c	Greyhawk Funding LLC	4.960%–5.270%, 07/11/06–08/28/06	12,150,000	12,090,314	1.79
c	Harrier Finance Funding
	LLC	5.010%–5.360%, 07/07/06–08/21/06	16,960,000	16,914,162	2.50
	HBOS Treasury Services
	plc	5.040%–5.340%, 07/13/06–09/15/06	23,089,000	22,923,588	3.39
	HSBC Finance Corp	5.030%–5.310%, 07/20/06–09/12/06	24,960,000	24,780,848	3.66
c	IBM Capital, Inc	5.230%, 09/08/06	4,060,000	4,019,302	0.59
	ING Finance	5.040%–5.180%, 07/25/06–08/25/06	13,345,000	13,268,323	1.96
c	Links Finance LLC	4.935%–5.100%, 07/06/06–08/15/06	13,000,000	12,974,101	1.92
	Merrill Lynch & Co, Inc	5.210%–5.270%, 08/10/06–08/14/06	5,450,000	5,415,842	0.80
	Paccar Financial Corp	4.910%–5.340%, 07/05/06–09/26/06	21,617,000	21,517,364	3.18
c	Park Avenue Receivables Corp	5.250%, 08/08/06–08/11/06	8,000,000	7,953,479	1.17
c	Preferred Receivables Funding
	Corp	5.090%–5.200%, 07/20/06–08/21/06	7,400,000	7,366,803	1.09
c	Private Export Funding
	Corp	5.060%–5.250%, 07/20/06–09/06/06	24,990,000	24,809,675	3.67
c	Ranger Funding Co LLC	5.040%–5.340%, 07/10/06–08/14/06	19,767,000	19,679,678	2.91

94	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	|	Summary portfolio of investments (unaudited)
Money Market Fund		June 30, 2006	concluded

					% OF NET
	ISSUER		PRINCIPAL	VALUE	ASSETS
	COMMERCIAL PAPER — (continued)
c	Scaldis Capital LLC	4.920%–5.420%, 07/12/06–12/18/06	$21,858,000	$21,673,987	3.20%
c	Sedna Finance, Inc	5.150%–5.190%, 07/31/06–09/08/06	7,500,000	7,432,214	1.10
c	Sheffield Receivables
	Corp	4.815%–5.390%, 07/27/06–09/27/06	12,065,000	11,944,936	1.76
c	Sigma Finance, Inc	5.030%–5.220%, 07/20/06–11/30/06	15,460,000	15,328,834	2.26
	Societe Generale North
	America, Inc	4.950%–5.190%, 07/11/06–09/13/06	14,200,000	14,093,682	2.08
	Swedish Export Credit Corp	5.000%–5.285%, 07/12/06–08/31/06	12,000,000	11,928,209	1.76
c	Toronto–Dominion Holdings
	USA, Inc	4.800%–5.130%, 07/24/06–10/27/06	9,900,000	9,845,648	1.45
	UBS Finance, (Delaware),
	Inc	4.850%–5.305%, 07/06/06–08/31/06	19,900,000	19,821,022	2.93
c	Variable Funding Capital
	Corp	5.000%–5.255%, 07/10/06–08/18/06	19,300,000	19,214,000	2.84
c	Yorktown Capital, LLC	5.090%–5.200%, 07/17/06–11/10/06	8,074,000	8,015,162	1.18
	Other			27,321,354	4.04
				562,961,286	83.16

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Mortgage Corp
	(FHLMC)	4.800%–5.145%, 07/24/06–11/14/06	5,295,000	5,259,211	0.78
	Federal National Mortgage
	Association (FNMA)	3.250%–5.250%, 07/12/06–09/29/06	7,818,000	7,779,393	1.15
	Other			2,996,617	0.44
				16,035,221	2.37

	VARIABLE NOTES
	Barclays Bank, plc	5.290%, 08/30/06	5,000,000	4,999,838	0.74
	National City Bank	5.093%, 07/26/06	8,000,000	8,000,122	1.18
	Suntrust Bank	5.079%, 05/01/07	5,000,000	5,000,218	0.74
	Toyota Motor Credit Corp	5.090%, 10/10/06	5,000,000	4,999,961	0.74
	US Bank NA	5.470%, 09/29/06	5,000,000	5,000,038	0.74
	Other			2,999,303	0.44
				30,999,480	4.58

	TOTAL SHORT-TERM INVESTMENTS		(Cost $675,814,510)	675,814,510	99.84

	TOTAL PORTFOLIO		(Cost $675,814,510)	675,814,510	99.84
	OTHER ASSETS & LIABILITIES, NET			1,084,940	0.16

		NET ASSETS		$676,899,450	100.00%

________
c   Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

________
 For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	95

	|	TIAA-CREF Mutual Funds
Statements of assets and liabilities (unaudited)		June 30, 2006

	International	Growth	Growth &	Equity	Social Choice	Managed
	Equity	Equity	Income	Index	Equity	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund

ASSETS
Portfolio investments, at value:
Unaffiliated issuers (cost of $433,485,360, $487,346,184,
$463,477,745, $301,172,268, $141,463,972, and
$—, respectively)	$478,564,753	$513,948,853	$501,125,828	$365,373,776	$150,223,901	$—
Affiliated issuers (cost of $—, $—, $—, $—, $—, and
$523,530,994, respectively)	—	—	—	—	—	536,842,439
Total portfolio investments, at value	478,564,753	513,948,853	501,125,828	365,373,776	150,223,901	536,842,439
Cash	—	—	—	—	21,061	—
Cash-foreign (cost of $4,784,225, $51, $129,726,
$—, $—, and $—, respectively)	4,442,552	51	131,790	—	—	—
Receivable from securities transactions	8,398,630	13,991,588	20,382,313	8,499,153	16,141,018	541,000
Receivable for Fund shares sold	112,209	52,533	58,155	284,902	18,904	87,974
Dividends and interest receivable	187,272	275,418	623,100	414,111	163,887	10,510
Due from investment advisor	—	—	—	—	—	1,514
Reclaims receivable	763,155	10,812	46,985	—	—	—
Total assets	492,468,571	528,279,255	522,368,171	374,571,942	166,568,771	537,483,437
LIABILITIES
Due to investment advisor	131,092	185,502	171,872	81,310	35,073	—
Due to custodian	1,511,953	1,732	538,488	310,674	—	373,858
Payable for securities transactions	7,780,129	11,225,617	16,412,459	8,179,995	15,479,427	—
Payable for Fund shares redeemed	223,805	233,418	417,571	165,151	90,736	254,706
Total liabilities	9,646,979	11,646,269	17,540,390	8,737,130	15,605,236	628,564
NET ASSETS	$482,821,592	$516,632,986	$504,827,781	$365,834,812	$150,963,535	$536,854,873
NET ASSETS CONSIST OF:
Paid-in-capital	405,164,692	825,906,598	550,417,318	296,465,732	137,548,954	525,293,898
Accumulated undistributed net investment income	5,621,031	1,879,611	231,884	2,899,227	1,245,743	9,502
Accumulated undistributed net realized gain (loss)
on total investments	27,277,490	(337,755,892)	(83,472,740)	2,268,345	3,408,909	(1,759,972)
Net unrealized appreciation on total investments
and foreign cash	44,758,379	26,602,669	37,651,319	64,201,508	8,759,929	13,311,445
NET ASSETS	$482,821,592	$516,632,986	$504,827,781	$365,834,812	$150,963,535	$536,854,873
Outstanding shares of beneficial interest,
unlimited shares authorized ($0.0001 par value)	36,291,178	55,370,803	38,635,567	39,598,162	15,221,354	46,640,646
Net asset value per share	$13.30	$9.33	$13.07	$9.24	$9.92	$11.51

96	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	97

	|	TIAA-CREF Mutual Funds
Statements of assets and liabilities (unaudited)		June 30, 2006	concluded

	High-Yield	Short-Term	Tax-Exempt	Bond	Money
	Bond	Bond	Bond	Plus	Market
	Fund	Fund	Fund	Fund	Fund

ASSETS
Portfolio investments, at value:
Unaffiliated issuers (cost of $278,697,313,
$202,303,244, $192,838,369,
$498,758,893, and $675,814,510, respectively)	$273,561,553	$198,451,835	$189,908,766	$485,900,269	$675,814,510
Affiliated issuers (cost of $—, $—, $—, $3,756,019, and $—, respectively)	—	—	—	3,563,851	—
Total portfolio investments, at value	273,561,553	198,451,835	189,908,766	489,464,120	675,814,510
Cash	12,682	2,003,945	—	4,014,835	—
Receivable from securities transactions	2,875,522	488,844	2,516,181	18,662,331	—
Receivable for Fund shares sold	363,933	69,534	37,684	41,460	2,393,615
Dividends and interest receivable	5,417,075	1,894,011	2,578,090	3,772,230	564,358
Total assets	282,230,765	202,908,169	195,040,721	515,954,976	678,772,483

LIABILITIES
Due to investment advisor	75,734	51,922	52,936	206,843	176,360
Due to custodian	—	—	321,415	—	43,746
Income distribution payable	—	—	—	—	37,592
Payable for securities transactions	11,089,507	2,510,076	1,497,362	57,493,875	—
Payable for Fund shares redeemed	656,884	282,882	115,386	266,879	1,615,335
Payable for variation margin	—	—	—	—	—
Total liabilities	11,822,125	2,844,880	1,987,099	57,967,597	1,873,033
NET ASSETS	$270,408,640	$200,063,289	$193,053,622	$457,987,379	$676,899,450

NET ASSETS CONSIST OF:
Paid-in-capital	279,137,747	208,260,663	196,748,105	476,585,929	676,904,722
Accumulated undistributed net investment income	391,210	234,146	3,275	82,209	5,162
Accumulated undistributed net realized gain (loss) on total investments	(3,984,557)	(4,580,111)	(768,155)	(5,629,967)	(10,434)
Net unrealized appreciation (depreciation) on total investments and foreign cash	(5,135,760)	(3,851,409)	(2,929,603)	(13,050,792)	—
NET ASSETS	$270,408,640	$200,063,289	$193,053,622	$457,987,379	$676,899,450
Outstanding shares of beneficial interest,
unlimited shares authorized ($0.0001 par value)	30,377,483	19,628,211	18,412,911	46,651,624	676,904,722
Net asset value per share	$8.90	$10.19	$10.48	$9.82	$1.00

98	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	99

	|	TIAA-CREF Mutual Funds
Statements of operations (unaudited)		For the six months ended June 30, 2006

	International	Growth	Growth &	Equity	Social Choice	Managed
	Equity	Equity	Income	Index	Equity	Allocation
	Fund	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$—	$21,028	$28,378	$3,838	$10,011	$4,534
Dividends:
Unaffiliated issuers	7,643,668	3,012,576	4,395,171	3,356,985	1,441,737	—
Affiliated issuers	—	—	—	—	—	5,387,795
Foreign taxes withheld	(720,732)	(26,073)	(40,800)	(104)	(242)	—
Total income	6,922,936	3,007,531	4,382,749	3,360,719	1,451,506	5,392,329

EXPENSES
Investment management fees	1,150,548	1,220,269	1,119,931	481,833	225,247	—
Total expenses	1,150,548	1,220,269	1,119,931	481,833	225,247	—
Net investment income	5,772,388	1,787,262	3,262,818	2,878,886	1,226,259	5,392,329

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	47,590,988	13,101,120	10,756,119	5,147,872	4,662,510	6,907,705
Foreign currency transactions	(246,286)	8,864	17,439	—	—	—
Net realized gain on total investments	47,344,702	13,109,984	10,773,558	5,147,872	4,662,510	6,907,705
Change in unrealized appreciation (depreciation) on:
Portfolio investments	(7,218,353)	(29,728,821)	(297,876)	3,414,266	(2,054,406)	(124,333)
Translation of assets (other than portfolio investments) and
liabilities denominated in foreign currencies	(301,592)	—	3,644	—	—	—
Net change in unrealized appreciation (depreciation)
on total investments	(7,519,945)	(29,728,821)	(294,232)	3,414,266	(2,054,406)	(124,333)
Net realized and unrealized gain (loss) on total investments	39,824,757	(16,618,837)	10,479,326	8,562,138	2,608,104	6,783,372
Net increase (decrease) in net assets resulting
from operations	$45,597,145	$(14,831,575)	$13,742,144	$11,441,024	$3,834,363	$12,175,701

100	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	101

	|	TIAA-CREF Mutual Funds
Statements of operations (unaudited)		For the six months ended June 30, 2006	concluded

	High-Yield	Short-Term	Tax-Exempt	Bond	Money
	Bond	Bond	Bond	Plus	Market
	Fund	Fund	Fund	Fund	Fund

INVESTMENT INCOME
Interest	$10,945,209	$4,719,503	$4,084,657	$11,952,009	$15,662,736
Dividends:
Affiliated issuers	—	—	—	130,089	—
Total income	10,945,209	4,719,503	4,084,657	12,082,098	15,662,736
EXPENSES
Investment management fees	483,847	309,138	298,130	710,450	954,405
Total expenses	483,847	309,138	298,130	710,450	954,405
Net investment income	10,461,362	4,410,365	3,786,527	11,371,648	14,708,331
NET REALIZED AND UNREALIZED GAIN (LOSS) ON TOTAL INVESTMENTS
Net realized gain (loss) on total investments	544,728	(1,802,704)	(432,555)	(4,642,517)	(223)
Net change in unrealized depreciation on total investments	(5,775,736)	(1,005,643)	(3,962,458)	(10,202,924)	—
Net realized and unrealized loss on total investments	(5,231,008)	(2,808,347)	(4,395,013)	(14,845,441)	(223)
Net increase (decrease) in net assets resulting from operations	$5,230,354	$1,602,018	$(608,486)	$(3,473,793)	$14,708,108

102	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	103

	|	TIAA-CREF Mutual Funds
Statements of changes in net assets		June 30, 2006

	International Equity		Growth Equity		Growth & Income
	Fund		Fund		Fund
	For the Six	For the	For the Six	For the	For the Six	For the
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$5,772,388	$5,760,498	$1,787,262	$2,381,991	$3,262,818	$6,210,874
Net realized gain on total investments	47,344,702	39,070,337	13,109,984	2,129,742	10,773,558	14,489,460
Net change in unrealized appreciation (depreciation)
on total investments	(7,519,945)	7,790,003	(29,728,821)	22,521,193	(294,232)	10,248,258
Net increase (decrease) from operations	45,597,145	52,620,838	(14,831,575)	27,032,926	13,742,144	30,948,592
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(5,854,549)	—	(2,346,613)	(3,123,355)	(6,099,920)
Total distributions	—	(5,854,549)	—	(2,346,613)	(3,123,355)	(6,099,920)
SHAREHOLDER TRANSACTIONS:
Subscriptions	31,888,074	41,903,545	19,090,116	42,712,381	16,538,625	33,884,274
Reinvestment of distributions	—	5,697,143	—	2,294,682	2,967,803	5,788,299
Exchanges among the Funds, net	21,135,590	11,025,112	(12,005,530)	(24,387,856)	(8,075,299)	(16,394,911)
Redemptions	(37,230,526)	(45,608,790)	(27,981,465)	(60,016,736)	(32,287,139)	(71,327,294)
Net increase (decrease) from shareholder transactions	15,793,138	13,017,010	(20,896,879)	(39,397,529)	(20,856,010)	(48,049,632)
Net increase (decrease) in net assets	61,390,283	59,783,299	(35,728,454)	(14,711,216)	(10,237,221)	(23,200,960)
NET ASSETS
Beginning of period	421,431,309	361,648,010	552,361,440	567,072,656	515,065,002	538,265,962
End of period	$482,821,592	$421,431,309	$516,632,986	$552,361,440	$504,827,781	$515,065,002

Undistributed (overdistributed) net investment income
included in net assets	$5,621,031	$(151,357)	$1,879,611	$92,349	$231,884	$92,421

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	35,063,790	33,906,775	57,503,285	61,807,324	40,206,203	44,137,435
Shares sold	2,438,065	3,877,919	1,976,844	4,721,493	1,237,682	2,773,390
Shares issued in reinvestment of distributions	—	472,501	—	234,176	226,776	469,767
Shares exchanged among the Funds, net	1,587,813	940,685	(1,232,204)	(2,688,520)	(606,405)	(1,346,139)
Shares redeemed	(2,798,490)	(4,134,090)	(2,877,122)	(6,571,188)	(2,428,689)	(5,828,250)
Net increase (decrease) in shares outstanding	1,227,388	1,157,015	(2,132,482)	(4,304,039)	(1,570,636)	(3,931,232)

Shares outstanding, end of period	36,291,178	35,063,790	55,370,803	57,503,285	38,635,567	40,206,203

104	| 2006 Semiannual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2006 Semiannual Report |	105

	|	TIAA-CREF Mutual Funds
Statements of changes in net assets		June 30, 2006	continued

	Equity Index		Social Choice Equity		Managed Allocation
	Fund		Fund		Fund
	For the Six	For the	For the Six	For the	For the Six	For the
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$2,878,886	$5,358,558	$1,226,259	$1,961,442	$5,392,329	$12,944,131
Net realized gain (loss) on total investments	5,147,872	(1,875,493)	4,662,510	576,941	6,907,705	11,971,674
Net change in unrealized appreciation (depreciation)
on total investments	3,414,266	16,894,739	(2,054,406)	7,303,551	(124,333)	1,441,798
Net increase from operations	11,441,024	20,377,804	3,834,363	9,841,934	12,175,701	26,357,603

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(5,351,534)	—	(1,944,481)	(5,387,199)	(15,509,384)
From net realized gain on total investments	—	(25,616)	—	—	—	—
Total distributions	—	(5,377,150)	—	(1,944,481)	(5,387,199)	(15,509,384)

SHAREHOLDER TRANSACTIONS:
Subscriptions	18,800,852	45,979,415	17,248,987	41,373,856	30,153,006	59,276,341
Reinvestment of distributions	—	5,172,393	—	1,837,684	5,087,642	14,689,828
Exchanges among the Funds, net	(6,236,042)	459,816	(1,839,072)	1,122,848	(7,251,658)	(4,220,979)
Redemptions	(23,924,414)	(57,588,206)	(27,201,607)	(12,394,288)	(29,543,663)	(46,117,187)
Net increase (decrease) from shareholder transactions	(11,359,604)	(5,976,582)	(11,791,692)	31,940,100	(1,554,673)	23,628,003
Net increase (decrease) in net assets	81,420	9,024,072	(7,957,329)	39,837,553	5,233,829	34,476,222

NET ASSETS
Beginning of period	365,753,392	356,729,320	158,920,864	119,083,311	531,621,044	497,144,822
End of period	$365,834,812	$365,753,392	$150,963,535	$158,920,864	$536,854,873	$531,621,044

Undistributed net investment income included in net assets	$2,899,227	$20,341	$1,245,743	$19,484	$9,502	$4,372

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	40,820,859	41,523,373	16,426,487	12,961,306	46,772,766	44,654,041
Shares sold	2,023,121	5,340,736	1,730,091	4,494,725	2,577,878	5,334,462
Shares issued in reinvestment of distributions	—	568,588	—	186,937	442,568	1,303,578
Shares exchanged among the Funds, net	(673,462)	72,305	(181,407)	111,604	(623,228)	(375,618)
Shares redeemed	(2,572,356)	(6,684,143)	(2,753,817)	(1,328,085)	(2,529,338)	(4,143,697)
Net increase (decrease) in shares outstanding	(1,222,697)	(702,514)	(1,205,133)	3,465,181	(132,120)	2,118,725
Shares outstanding, end of period	39,598,162	40,820,859	15,221,354	16,426,487	46,640,646	46,772,766

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	|	TIAA-CREF Mutual Funds
Statements of changes in net assets		June 30, 2006	continued

	High-Yield Bond		Short-Term Bond		Tax-Exempt Bond
	Fund		Fund		Fund
	For the Six	For the	For the Six	For the	For the Six	For the
	Months Ended	Year Ended	Months Ended	Year Ended	Months Ended	Year Ended
	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005
	(Unaudited)		(Unaudited)		(Unaudited)
CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$10,461,362	$19,941,064	$4,410,365	$8,094,288	$3,786,527	$7,006,131
Net realized gain (loss) on total investments	544,728	3,650,159	(1,802,704)	(2,615,307)	(432,555)	450,099
Net change in unrealized depreciation
on total investments	(5,775,736)	(15,705,156)	(1,005,643)	(2,311,617)	(3,962,458)	(3,396,498)
Net increase from operations	5,230,354	7,886,067	1,602,018	3,167,364	(608,486)	4,059,732

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,455,555)	(19,643,500)	(4,401,641)	(7,912,491)	(3,783,252)	(7,010,435)
From net realized gain on total investments	—	—	—	(7,937)	—	(1,057,480)
Total distributions	(10,455,555)	(19,643,500)	(4,401,641)	(7,920,428)	(3,783,252)	(8,067,915)

SHAREHOLDER TRANSACTIONS:
Subscriptions	44,755,357	118,663,979	23,410,477	55,567,416	12,843,960	36,716,723
Reinvestment of distributions	6,933,432	12,941,244	2,986,736	5,000,849	2,800,508	5,917,335
Exchanges among the Funds, net	(1,753,452)	(2,498,508)	(5,672,321)	(8,102,571)	(3,676,309)	(4,798,894)
Redemptions	(54,554,840)	(116,372,053)	(28,857,446)	(75,825,546)	(14,977,341)	(28,037,406)
Total net shareholder transactions	(4,619,503)	12,734,662	(8,132,554)	(23,359,852)	(3,009,182)	9,797,758
Total increase (decrease) in net assets	(9,844,704)	977,229	(10,932,177)	(28,112,916)	(7,400,920)	5,789,575

NET ASSETS
Beginning of period	280,253,344	279,276,115	210,995,466	239,108,382	200,454,542	194,664,967
End of period	$270,408,640	$280,253,344	$200,063,289	$210,995,466	$193,053,622	$200,454,542

Undistributed net investment income included in net assets	$391,210	$385,403	$234,146	$225,422	$3,275	$—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	30,905,457	29,443,995	20,422,186	22,663,250	18,703,553	17,812,629
Shares sold	4,908,059	12,879,218	2,272,592	5,321,725	1,203,125	3,375,073
Shares issued in reinvestment of distributions	766,618	1,408,904	292,078	480,578	264,061	547,245
Shares exchanged among the Funds, net	(195,021)	(274,251)	(551,983)	(776,475)	(346,992)	(446,025)
Shares redeemed	(6,007,630)	(12,552,409)	(2,806,662)	(7,266,892)	(1,410,836)	(2,585,369)
Net increase in shares outstanding	(527,974)	1,461,462	(793,975)	(2,241,064)	(290,642)	890,924
Shares outstanding, end of period	30,377,483	30,905,457	19,628,211	20,422,186	18,412,911	18,703,553

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	|	TIAA-CREF Mutual Funds
Statements of changes in net assets		June 30, 2006	concluded

	Bond Plus		Money Market
	Fund		Fund
	For the Six	For the	For the Six	For the
	Months Ended	Year Ended	Months Ended	Year Ended
	June 30, 2006	December 31, 2005	June 30, 2006	December 31, 2005
	(Unaudited)		(Unaudited)
CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$11,371,648	$20,244,205	$14,708,331	$18,075,391
Net realized loss on total investments	(4,642,517)	(434,797)	(223)	(8,935)
Net change in unrealized depreciation
on total investments	(10,202,924)	(8,611,011)	—	—
Net increase (decrease) from operations	(3,473,793)	11,198,397	14,708,108	18,066,456

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,327,465)	(20,275,507)	(14,703,565)	(18,075,391)
From net realized gain on total investments	—	(438,041)	—	—
Total distributions	(11,327,465)	(20,713,548)	(14,703,565)	(18,075,391)

SHAREHOLDER TRANSACTIONS:
Subscriptions	22,310,458	49,543,729	216,635,663	336,523,127
Reinvestment of distributions	10,629,051	19,414,815	14,449,222	17,727,247
Exchanges among the Funds, net	(9,700,542)	1,996,718	22,259,629	36,363,881
Redemptions	(33,867,120)	(47,032,081)	(205,477,251)	(362,272,218)
Total net shareholder transactions	(10,628,153)	23,923,181	47,867,263	28,342,037
Total increase (decrease) in net assets	(25,429,411)	14,408,030	47,871,806	28,333,102

NET ASSETS
Beginning of period	483,416,790	469,008,760	629,027,644	600,694,542
End of period	$457,987,379	$483,416,790	$676,899,450	$629,027,644

Undistributed net investment income included in net assets	$82,209	$38,026	$5,162	$396

CHANGE IN FUND SHARES:
Shares outstanding, beginning of period	47,731,942	45,396,118	629,037,459	600,695,422
Shares sold	2,224,257	4,831,769	216,635,663	336,523,142
Shares issued in reinvestment of distributions	1,070,172	1,899,598	14,449,222	17,726,749
Shares exchanged among the Funds, net	(971,818)	192,833	22,259,629	36,363,881
Shares redeemed	(3,402,929)	(4,588,376)	(205,477,251)	(362,271,735)
Net increase (decrease) in shares outstanding	(1,080,318)	2,335,824	47,867,263	28,342,037

Shares outstanding, end of period	46,651,624	47,731,942	676,904,722	629,037,459

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Financial highlights	|	TIAA-CREF Mutual Funds

	International Equity Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005		2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.02		$10.67		$9.24	$6.68	$8.07		$10.75
Gain (loss) from investment operations:
Net investment income	0.16	(a)	0.17	(a)	0.16 (a)	0.14 (a)	0.11	(a)	0.09
Net realized and unrealized gain (loss) on total investments	1.12		1.35		1.44	2.59	(1.38)		(2.70)
Total gain (loss) from investment operations	1.28		1.52		1.60	2.73	(1.27)		(2.61)
Less distributions from:
Net investment income	—		(0.17)		(0.17)	(0.17)	(0.12)		(0.07)
Total distributions	—		(0.17)		(0.17)	(0.17)	(0.12)		(0.07)
Net asset value, end of period	$13.30		$12.02		$10.67	$9.24	$6.68		$8.07

TOTAL RETURN	10.65%		14.23%		17.37%	40.86%	(15.73)%		(24.29)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$482,822		$421,431		$361,648	$286,770	$218,794		$259,492
Ratio of expenses to average net assets before expense waiver	0.49	%(d)	0.50	%(c)	0.49%	0.49%	0.88	%(b)	0.99%
Ratio of expenses to average net assets after expense waiver	0.49	%(d)	0.50	%(c)	0.49%	0.49%	0.49%		0.49%
Ratio of net investment income to average net assets	2.46	%(d)	1.53%		1.69%	1.96%	1.47%		1.10%
Portfolio turnover rate	171	%(d)	151%		154%	162%	78%		113%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) Includes 0.01% of overdraft charges included in interest expense.
(d) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Growth Equity Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.61		$9.17	$8.70	$6.84	$9.85		$12.87
Gain (loss) from investment operations:
Net investment income	0.03	(a)	0.04 (a)	0.07 (a)	0.06 (a)	0.03	(a)	0.02
Net realized and unrealized gain (loss) on total investments	(0.31)		0.44	0.47	1.86	(3.00)		(2.98)
Total gain (loss) from investment operations	(0.28)		0.48	0.54	1.92	(2.97)		(2.96)
Less distributions from:
Net investment income	—		(0.04)	(0.07)	(0.06)	(0.04)		—
Net realized gains	—		—	—	—	—		(0.06)
Total distributions	—		(0.04)	(0.07)	(0.06)	(0.04)		(0.06)
Net asset value, end of period	$9.33		$9.61	$9.17	$8.70	$6.84		$9.85

TOTAL RETURN	(2.91)%		5.24%	6.16%	28.06%	(30.12)%		(23.02)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$516,633		$552,361	$567,073	$549,884	$421,906		$653,169
Ratio of expenses to average net assets before expense waiver	0.45	%(c)	0.45%	0.45%	0.45%	0.85	%(b)	0.95%
Ratio of expenses to average net assets after expense waiver	0.45	%(c)	0.45%	0.45%	0.45%	0.45%		0.45%
Ratio of net investment income to average net assets	0.66	%(c)	0.44%	0.76%	0.72%	0.40%		0.15%
Portfolio turnover rate	87	%(c)	78%	65%	73%	50%		38%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Growth & Income Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$12.81		$12.20	$11.30	$9.09	$12.07		$14.05
Gain (loss) from investment operations:
Net investment income	0.08	(a)	0.15 (a)	0.17 (a)	0.12 (a)	0.10	(a)	0.10
Net realized and unrealized gain (loss) on total investments	0.26		0.61	0.90	2.21	(2.98)		(1.98)
Total gain (loss) from investment operations	0.34		0.76	1.07	2.33	(2.88)		(1.88)
Less distributions from:
Net investment income	(0.08)		(0.15)	(0.17)	(0.12)	(0.10)		(0.10)
Total distributions	(0.08)		(0.15)	(0.17)	(0.12)	(0.10)		(0.10)
Net asset value, end of period	$13.07		$12.81	$12.20	$11.30	$9.09		$12.07

TOTAL RETURN	2.66%		6.26%	9.55%	25.83%	(23.86)%		(13.37)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$504,828		$515,065	$538,266	$551,444	$496,843		$637,632
Ratio of expenses to average net assets before expense waiver	0.43	%(c)	0.43%	0.43%	0.43%	0.82	%(b)	0.93%
Ratio of expenses to average net assets after expense waiver	0.43	%(c)	0.43%	0.43%	0.43%	0.43%		0.43%
Ratio of net investment income to average net assets	1.25	%(c)	1.21%	1.48%	1.21%	0.99%		0.84%
Portfolio turnover rate	112	%(c)	183%	75%	141%	112%		70%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Equity Index Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$8.96		$8.59	$7.90	$6.23	$8.05		$9.19
Gain (loss) from investment operations:
Net investment income	0.07	(a)	0.13 (a)	0.13 (a)	0.10 (a)	0.10	(a)	0.07
Net realized and unrealized gain (loss) on total investments	0.21		0.37	0.79	1.81	(1.83)		(1.14)
Total gain (loss) from investment operations	0.28		0.50	0.92	1.91	(1.73)		(1.07)
Less distributions from:
Net investment income	—		(0.13)	(0.14)	(0.09)	(0.09)		(0.06)
Net realized gains	—		— (e)	(0.09)	(0.15)	—		(0.01)
Total distributions	—		(0.13)	(0.23)	(0.24)	(0.09)		(0.07)
Net asset value, end of period	$9.24		$8.96	$8.59	$7.90	$6.23		$8.05

TOTAL RETURN	3.13%		5.84%	11.68%	30.67%	(21.52)%		(11.62)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$365,835		$365,753	$356,729	$338,188	$139,872		$97,686
Ratio of expenses to average net assets before expense waiver	0.26	%(d)	0.26%	0.26%	0.26%	0.63	%(b)	0.76%
Ratio of expenses to average net assets after expense waiver	0.26	%(d)	0.26%	0.26%	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.55	%(d)	1.52%	1.65%	1.49%	1.40%		1.12%
Portfolio turnover rate	9	%(d)	8%	15%	17%	4%		6%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(d) The percentages shown for this period are annualized.
(e) Amount represents less than $0.01 per share.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Social Choice Equity Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005		2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.67		$9.19		$8.28	$6.47	$8.28		$9.57
Gain (loss) from investment operations:
Net investment income	0.07	(a)	0.13	(a)	0.14 (a)	0.10 (a)	0.10	(a)	0.07
Net realized and unrealized gain (loss) on total investments	0.18		0.47		0.89	1.83	(1.82)		(1.29)
Total gain (loss) from investment operations	0.25		0.60		1.03	1.93	(1.72)		(1.22)
Less distributions from:
Net investment income	—		(0.12)		(0.12)	(0.12)	(0.09)		(0.06)
Net realized gains	—		—		—	—	—		(0.01)
Total distributions	—		(0.12)		(0.12)	(0.12)	(0.09)		(0.07)
Net asset value, end of period	$9.92		$9.67		$9.19	$8.28	$6.47		$8.28

TOTAL RETURN	2.59%		6.52%		12.46%	29.87%	(20.71)%		(12.75)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,964		$158,921		$119,083	$70,192	$67,731		$65,793
Ratio of expenses to average net assets before expense waiver	0.27	%(d)	0.28	%(c)	0.27%	0.27%	0.65	%(b)	0.77%
Ratio of expenses to average net assets after expense waiver	0.27	%(d)	0.28	%(c)	0.27%	0.27%	0.27%		0.27%
Ratio of net investment income to average net assets	1.47	%(d)	1.43%		1.70%	1.46%	1.33%		1.09%
Portfolio turnover rate	34	%(d)	7%		6%	11%	29%		6%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) Includes 0.01% of overdraft charges included in interest expense.
(d) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Managed Allocation Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002	2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$11.37		$11.13	$10.41	$8.87	$10.50	$12.20
Gain (loss) from investment operations:
Net investment income	0.12	(a)	0.28 (a)	0.26 (a)	0.25 (a)	0.26 (a)	0.37
Net realized and unrealized gain (loss) on total investments	0.14		0.30	0.84	1.72	(1.52)	(1.41)
Total gain (loss) from investment operations	0.26		0.58	1.10	1.97	(1.26)	(1.04)
Less distributions from:
Net investment income	(0.12)		(0.34)	(0.38)	(0.43)	(0.34)	(0.28)
Net realized gains	—		—	—	—	(0.03)	(0.38)
Total distributions	(0.12)		(0.34)	(0.38)	(0.43)	(0.37)	(0.66)
Net asset value, end of period	$11.51		$11.37	$11.13	$10.41	$8.87	$10.50

TOTAL RETURN	2.25%		5.24%	10.70%	22.45%	(12.09)%	(8.52)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$536,855		$531,621	$497,145	$397,992	$287,473	$319,244
Ratio of expenses to average net assets (b)	0.00	%(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets (b)	1.99	%(c)	2.54%	2.46%	2.56%	2.68%	3.34%
Portfolio turnover rate	11	%(c)	33%	10%	37%	12%	3%

(a)	Based on average shares outstanding.
(b)	The operating expense and net investment income ratios are based on the expenses and net operating investment income of the fund and do not include the Fund’s proportional share of any expenses or net investment income from the underlying funds.
(c)	The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	High-Yield Bond Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005		2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$9.07		$9.48		$9.32	$8.20	$8.94		$9.41
Gain (loss) from investment operations:
Net investment income	0.33	(a)	0.66	(a)	0.66 (a)	0.72 (a)	0.78	(a)	0.93
Net realized and unrealized gain (loss) on total investments	(0.17)		(0.42)		0.16	1.12	(0.75)		(0.47)
Total gain (loss) from investment operations	0.16		0.24		0.82	1.84	0.03		0.46
Less distributions from:
Net investment income	(0.33)		(0.65)		(0.66)	(0.72)	(0.77)		(0.93)
Total distributions	(0.33)		(0.65)		(0.66)	(0.72)	(0.77)		(0.93)
Net asset value, end of period	$8.90		$9.07		$9.48	$9.32	$8.20		$8.94

TOTAL RETURN	1.78%		2.72%		9.16%	23.24%	0.46%		4.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$270,409		$280,253		$279,276	$228,324	$103,939		$92,217
Ratio of expenses to average net assets before expense waiver	0.34	%(d)	0.35	%(c)	0.34%	0.34%	0.72	%(b)	0.84%
Ratio of expenses to average net assets after expense waiver	0.34	%(d)	0.35	%(c)	0.34%	0.34%	0.34%		0.34%
Ratio of net investment income to average net assets	7.35	%(d)	7.16%		7.14%	8.13%	9.17%		9.97%
Portfolio turnover rate	104	%(d)	72%		42%	42%	74%		75%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) Includes 0.01% of overdraft charges included in interest expense.
(d) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Short-Term Bond Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005		2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.33		$10.55		$10.69	$10.76	$10.48		$10.23
Gain (loss) from investment operations:
Net investment income	0.22	(a)	0.38	(a)	0.31 (a)	0.32 (a)	0.46	(a)	0.57
Net realized and unrealized gain (loss) on total investments	(0.14)		(0.23)		(0.13)	0.05	0.33		0.34
Total gain (loss) from investment operations	0.08		0.15		0.18	0.37	0.79		0.91
Less distributions from:
Net investment income	(0.22)		(0.37)		(0.30)	(0.32)	(0.45)		(0.57)
Net realized gains	—		—	(e)	(0.02)	(0.12)	(0.06)		(0.09)
Total distributions	(0.22)		(0.37)		(0.32)	(0.44)	(0.51)		(0.66)
Net asset value, end of period	$10.19		$10.33		$10.55	$10.69	$10.76		$10.48

TOTAL RETURN	0.77%		1.47%		1.73%	3.51%	7.81%		9.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$200,063		$210,995		$239,108	$211,083	$149,001		$61,314
Ratio of expenses to average net assets before expense waiver	0.30	%(d)	0.31	%(c)	0.30%	0.30%	0.63	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30	%(d)	0.31	%(c)	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	4.28	%(d)	3.62%		2.87%	3.00%	4.32%		5.36%
Portfolio turnover rate	132	%(d)	189%		118%	176%	157%		132%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) Includes 0.01% of overdraft charges included in interest expense.
(d) The percentages shown for this period are annualized.
(e) Amount represents less than $0.01 per share.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Tax-Exempt Bond Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.72		$10.93	$10.92	$10.92	$10.38		$10.46
Gain (loss) from investment operations:
Net investment income	0.20	(a)	0.38 (a)	0.39 (a)	0.42 (a)	0.44	(a)	0.47
Net realized and unrealized gain (loss) on total investments	(0.24)		(0.15)	0.09	0.21	0.65		0.04
Total gain (loss) from investment operations	(0.04)		0.23	0.48	0.63	1.09		0.51
Less distributions from:
Net investment income	(0.20)		(0.38)	(0.38)	(0.42)	(0.43)		(0.47)
Net realized gains	—		(0.06)	(0.09)	(0.21)	(0.12)		(0.12)
Total distributions	(0.20)		(0.44)	(0.47)	(0.63)	(0.55)		(0.59)
Net asset value, end of period	$10.48		$10.72	$10.93	$10.92	$10.92		$10.38

TOTAL RETURN	(0.37)%		2.12%	4.55%	5.87%	10.70%		5.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$193,054		$200,455	$194,665	$168,380	$146,496		$73,674
Ratio of expenses to average net assets before expense waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.64	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	3.81	%(c)	3.51%	3.54%	3.79%	4.06%		4.48%
Portfolio turnover rate	92	%(c)	90%	57%	157%	264%		298%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	continued

	Bond Plus Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$10.13		$10.33	$10.32	$10.52	$10.18		$10.09
Gain (loss) from investment operations:
Net investment income	0.24	(a)	0.43 (a)	0.40 (a)	0.40 (a)	0.53	(a)	0.59
Net realized and unrealized gain (loss) on total investments	(0.31)		(0.18)	0.04	0.05	0.51		0.22
Total gain (loss) from investment operations	(0.07)		0.25	0.44	0.45	1.04		0.81
Less distributions from:
Net investment income	(0.24)		(0.44)	(0.40)	(0.40)	(0.52)		(0.59)
Net realized gains	—		(0.01)	(0.03)	(0.25)	(0.18)		(0.13)
Total distributions	(0.24)		(0.45)	(0.43)	(0.65)	(0.70)		(0.72)
Net asset value, end of period	$9.82		$10.13	$10.33	$10.32	$10.52		$10.18

TOTAL RETURN	(0.72)%		2.42%	4.29%	4.38%	10.50%		8.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$457,987		$483,417	$469,009	$426,440	$370,654		$284,865
Ratio of expenses to average net assets before expense waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.67	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30	%(c)	0.30%	0.30%	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	4.80	%(c)	4.24%	3.87%	3.78%	5.10%		5.72%
Portfolio turnover rate	226	%(c)	234%	104%	140%	244%		234%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) The percentages shown for this period are annualized.

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Financial highlights	|	TIAA-CREF Mutual Funds	concluded

	Money Market Fund
	For the Six
	Months Ended		For the Years Ended December 31,
	June 30, 2006		2005	2004	2003	2002		2001
	(Unaudited)
SELECTED PER SHARE DATA
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00
Gain (loss) from investment operations:
Net investment income	0.02	(a)	0.03 (a)	0.01 (a)	0.01 (a)	0.02	(a)	0.04
Total gain (loss) from investment operations	0.02		0.03	0.01	0.01	0.02		0.04
Less distributions from:
Net investment income	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)		(0.04)
Total distributions	(0.02)		(0.03)	(0.01)	(0.01)	(0.02)		(0.04)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$1.00

TOTAL RETURN	2.24%		3.02%	1.13%	0.93%	1.64%		4.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$676,899		$629,028	$600,695	$622,233	$696,452		$760,268
Ratio of expenses to average net assets before expense waiver	0.29	%(c)	0.29%	0.29%	0.29%	0.67	%(b)	0.79%
Ratio of expenses to average net assets after expense waiver	0.29	%(c)	0.29%	0.29%	0.29%	0.29%		0.29%
Ratio of net investment income to average net assets	4.47	%(c)	2.98%	1.11%	0.93%	1.62%		3.94%
(a) Based on average shares outstanding.
(b) Waiver was eliminated effective October 1, 2002.
(c) The percentages shown for this period are annualized.

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Notes to financial statements (unaudited) | TIAA-CREF Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware statutory trust that was organized on January 13, 1997, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds currently consist of eleven series. The International Equity, Growth Equity, Growth & Income, Managed Allocation, Bond Plus and Money Market Funds commenced operations on July 17, 1997. The Equity Index, Social Choice Equity, High-Yield Bond, Short-Term Bond and Tax-Exempt Bond Funds commenced operations on March 1, 2000. Teachers Insurance and Annuity Association of America (“TIAA”) invested seed money in each Fund at its commencement of operations. At June 30, 2006, TIAA had no remaining investments in the Funds.

The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service, which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sale price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good

134 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Notes to financial statements (unaudited)	continued

faith under the direction of the Board of Trustees if events materially affecting their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors, including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in Underlying Funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITs” or individually, “REIT”) . REITs report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. The Funds have estimated what the components of these REIT distributions are and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into Mortgage Dollar Roll (“MDR”) transactions in which the Fund sells mortgage -backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the MDRs using “to be announced’’ mortgage -backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have

TIAA-CREF Mutual Funds 2006 Semiannual Report | 135

Notes to financial statements (unaudited)	continued

segregated assets with a current value at least equal to the amount of its MDR commitments. In addition, the Funds may receive compensation that is recorded as deferred income and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. MDRs may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in MDRs for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

136 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Notes to financial statements (unaudited)	continued

There were no open forward foreign currency contracts as of the end of the six month period ended June 30, 2006.

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sale price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform. There were no open futures contracts as of the end of the six month period ended June 30, 2006.

Securities purchased on a when-issued or delayed -delivery basis: The Funds may purchase securities on a when-issued or delayed -delivery basis. Securities purchased or sold on a when-issued or delayed -deliv ery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed -delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the un derlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis, and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation -Protected Securities: The Bond Plus Fund and Short-Term Bond Fund invest in Treasury Inflation -Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Price Index (“CPI”) . The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising interest -rate environment if rates increase due to inflation.

TIAA-CREF Mutual Funds 2006 Semiannual Report | 137

Notes to financial statements (unaudited)	continued

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities that are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, for the Bond Plus, Short-Term Bond, Tax-Exempt Bond and High-Yield Bond Funds are declared and paid monthly; for the Growth & Income and Managed Allocation Funds distributions are declared and paid quarterly; for the Growth Equity, International Equity, Social Choice Equity and Equity Index Funds distributions are declared and paid annually; and for the Money Market Fund distributions are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds to the extent they exceed available capital loss carryovers. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book a nd tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including post-October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclassifications, and gains on certain equity securities designated and issued by “passive foreign investment companies” .

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

Furthermore, the Tax-Exempt Bond Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Tax-Exempt Bond Fund.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

138 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Notes to financial statements (unaudited)	continued

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant t o the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ organizational documents, the Trustees and Officers of the TIAA-CREF Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management and administration of the Funds’ net assets, based on the average daily net assets of each Fund. During the six months ended June 30, 2006, Advisors received the following annualized percentages of each Fund’s average daily net assets:

Investment Management Fee
International Equity Fund	0.49%
Growth Equity Fund	0.45%
Growth & Income Fund	0.43%
Equity Index Fund	0.26%
Social Choice Equity Fund	0.27%
Managed Allocation Fund	0.00%
High-Yield Bond Fund	0.34%
Short-Term Bond Fund	0.30%
Tax-Exempt Bond Fund	0.30%
Bond Plus Fund	0.30%
Money Market Fund	0.29%

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests.

Total investment management fees incurred for each Fund for the six months ended June 30, 2006, are reflected in the Statements of operations.

TIAA-CREF Mutual Funds 2006 Semiannual Report | 139

Notes to financial statements (unaudited)	continued

The Funds publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc., a wholly owned subsidiary of TIAA, which is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Note 3—investments

At June 30, 2006, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation
	Appreciation	Depreciation	(Depreciation)
International Equity Fund	$50,982,119	$(5,902,726)	$45,079,393
Growth Equity Fund	54,991,867	(28,389,198)	26,602,669
Growth & Income Fund	48,893,753	(11,245,670)	37,648,083
Equity Index Fund	92,005,901	(27,804,393)	64,201,508
Social Choice Equity Fund	22,501,307	(13,741,378)	8,759,929
Managed Allocation Fund	46,161,994	(32,850,549)	13,311,445
High-Yield Bond Fund	2,328,670	(7,464,430)	(5,135,760)
Short-Term Bond Fund	20,039	(3,871,448)	(3,851,409)
Tax-Exempt Bond Fund	537,871	(3,467,474)	(2,929,603)
Bond Plus Fund	696,425	(13,747,217)	(13,050,792)

The following is information about the holdings of the Managed Allocation Fund in the other Funds and TIAA-CREF Institutional Mutual Funds, which are also managed by Advisors, as of June 30, 2006:

		% of Total
	Number of	Shares
	Shares Held	Outstanding
	in Fund	in the Fund
TIAA-CREF Mutual Funds:
International Equity Fund	5,007,557	13.80%
Growth Equity Fund	12,418,338	22.43%
High-Yield Bond Fund	1,486,548	4.89%
Short-Term Bond Fund	778,882	3.97%
Bond Plus Fund	19,131,955	41.01%
Money Market Fund	2,166,423	0.32%

TIAA-CREF Institutional Mutual Funds:
Large-Cap Value Fund - Retail Class	8,150,403	62.18%
Small-Cap Equity Fund - Retail Class	1,158,734	21.13%
Real Estate Securities Fund - Retail Class	387,067	3.20%

The Bond Plus Fund owned 400,432 shares of the High-Yield Bond Fund, representing 1.32% of its total shares outstanding.

140 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Notes to financial statements (unaudited)	continued

For the six months ended June 30, 2006, purchases and sales of portfolio securities, other than short-term money market instruments, for all Funds, except the Money Market Fund, were as follows:

	Non-Government	Government	Non-Government	Government
	Purchases	Purchases	Sales	Sales
International Equity Fund	$415,282,588	$—	$397,262,406	$—
Growth Equity Fund	235,292,660	—	257,738,953	—
Growth & Income Fund	288,731,033	—	312,654,834	—
Equity Index Fund	16,989,741	—	25,449,675	—
Social Choice Equity Fund	28,153,091	—	39,288,671	—
Managed Allocation Fund	29,095,237	—	30,071,720	—
High-Yield Bond Fund	140,928,977	—	147,101,052	—
Short-Term Bond Fund	36,697,772	93,271,251	45,929,654	97,224,224
Tax-Exempt Bond Fund	87,500,977	—	88,819,542	—
Bond Plus Fund	61,871,098	465,829,283	57,144,987	475,354,301

Note 4—distributions to shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2005, was as follows:

	2005
	Ordinary	Long-Term
	Income	Capital Gain	Total
International Equity Fund	$5,854,549	$—	$5,854,549
Growth Equity Fund	2,346,613	—	2,346,613
Growth & Income Fund	6,099,920	—	6,099,920
Equity Index Fund	5,351,534	25,616	5,377,150
Social Choice Equity Fund	1,944,481	—	1,944,481
Managed Allocation Fund	15,509,384	—	15,509,384
High-Yield Bond Fund	19,643,500	—	19,643,500
Short-Term Bond Fund	7,912,497	7,931	7,920,428
Tax-Exempt Bond Fund *	7,096,421	971,494	8,067,915
Bond Plus Fund	20,278,949	434,599	20,713,548
Money Market Fund	18,075,391	—	18,075,391
* Includes ordinary income that will not be taxable for federal income tax purposes in 2005 of $7,000,115

The tax character of the fiscal year 2006 distributions will be determined at the end of the fiscal year.

TIAA-CREF Mutual Funds 2006 Semiannual Report | 141

Notes to financial statements (unaudited)	continued

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized		Post-
	Ordinary	Long-Term	Appreciation	Capital Loss	October
Fund	Income	Capital Gain	(Depreciation)	Carryover	Losses	Total
International Equity Fund	$203,643	$—	$50,947,501	$(18,960,009)	$(131,380)	$32,059,755
Growth Equity Fund	63,262	—	54,704,458	(349,209,757)	—	(294,442,037)
Growth & Income Fund	94,919	—	34,131,067	(90,434,199)	(113)	(56,208,326)
Equity Index Fund	72,947	—	59,750,997	(1,895,888)	—	57,928,056
Social Choice Equity Fund	37,061	—	10,472,357	(691,573)	(237,627)	9,580,218
Managed Allocation Fund	4,372	8,260,509	(3,492,408)	—	—	4,772,473
High-Yield Bond Fund	385,403	—	637,476	(4,526,785)	—	(3,503,906)
Short-Term Bond Fund	225,422	—	(2,879,587)	(2,271,167)	(472,419)	(5,397,751)
Tax-Exempt Bond Fund	—	—	1,015,455	—	(318,200)	697,255
Bond Plus Fund	38,026	—	(3,013,521)	—	(821,797)	(3,797,292)
Money Market Fund	396	—	—	(10,211)	—	(9,815)

The difference between book basis and tax basis net investment income, net realized gains and losses and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and futures contracts, adjustments for REIT distributions, and the use of capital loss carryovers.

At December 31, 2005, the following funds had capital loss carryovers, which will expire as follows:

			Date of Expiration
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total
International Equity Fund	$—	$—	$18,960,009	$—	$—	$18,960,009
Growth Equity Fund	147,707,537	129,325,246	60,601,952	9,870,740	1,704,282	349,209,757
Growth & Income Fund	—	51,091,426	39,342,773	—	—	90,434,199
Equity Index Fund	—	—	—	—	1,895,888	1,895,888
Social Choice Equity Fund	—	691,573	—	—	—	691,573
High-Yield Bond Fund	—	692,319	3,834,466	—	—	4,526,785
Short-Term Bond Fund	—	—	—	—	2,271,167	2,271,167
Money Market Fund	—	—	1,276	—	8,935	10,211

For the year ending December 31, 2005, the International Equity Fund, Growth & Income Fund, Social Choice Equity Fund, Managed Allocation Fund, and High Yield Bond Fund utilized $38,230,712, $12,481,220, $801,053, $17,189,720, and $3,652,659, respectively of their capital loss carryover available from prior years.

142 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Notes to financial statements (unaudited)	concluded

Note 5—line of credit

The International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity, Managed Allocation, High-Yield Bond and Tax-Exempt Bond Funds participate in a $1.75 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the facility is borne by Advisors. Interest associated with any borrowing under the facility by the Funds is charged to Advisors at rates that are based on the Federal Funds Rate in effect during the time of the borrowing. For the six months ended June 30, 2006, there were no borrowings under this credit facility by the Funds.

Note 6 - subsequent event

On July 27, 2006, the Funds entered into a four year agreement with State Street Bank and Trust Company to engage in securities lending transactions. Under the terms of the agreement, the Funds may lend portfolio securities to qualified borrowers consisting of financial institutions and brokers. By lending such securities, the Funds will attempt to increase their net investment income through the receipt of interest on collateral (after rebates and fees). The loans will be secured by collateral equal to at least 102% of the market value of the securities loaned for U.S. securities and 105% of the market value of the securities loaned for foreign securities. All cash collateral will be invested in the State Street Bank Navigator Securities Lending Prime Portfolio.

TIAA-CREF Mutual Funds 2006 Semiannual Report | 143

Board approval of investment management agreement

The TIAA-CREF Mutual Funds’ trustees are responsible for overseeing the Funds’ corporate policies and for adhering to fiduciary standards under the Investment Company Act of 1940. Most significantly, the Board is responsible for the initial approval and annual renewal of the Funds’ investment management agreement (the “Management Agreement”) with Teachers Advisors, Inc. (“Advisors”) . Under the Management Agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services.

In considering whether to renew the Management Agreement, the Board, at its April 3, 2006 and May 16, 2006 meetings, reviewed the following factors with respect to each Fund: (1) the nature, extent and quality of services provided by Advisors to each Fund; (2) the investment performance of each Fund; (3) the costs of the services provided to each Fund and the profits realized or to be realized by Advisors and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as each Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the Funds. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreement.

Set forth below are the general factors the Board considered for all of the Funds, followed by an outline of the specific factors the Board considered for each particular Fund.

The Nature, Extent and Quality of Services. The Board considered that Advisors is an experienced investment adviser that has managed the TIAA-CREF Mutual Funds since 1997 and the TIAA-CREF Institutional Mutual Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund (“CREF”) since their inception. Under the Management Agreement, Advisors is responsible for managing the assets of the Funds, including conducting research; recommending investments and placing orders to buy and sell securities for the Funds’ investment portfolios; active and extensive monitoring of the investment portfolios daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the Funds to the Boards at their scheduled quarterly meetings. The Board considered that Advisors has carried out these responsibilities in a highly professional manner.

The Board considered, among other things, the performance of each of the Funds, as discussed below.

Performance. The Board considered the performance of each Fund over the past year, three years and since inception and the Funds’ performance as compared to

144 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Board approval of investment management agreement	continued

their peer groups and benchmark indices. The Board considered the comparative performance and expense data for each Fund prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”) for each class of each pertinent Fund, as well as Fund performance against its performance benchmark. In looking at this data, the Board considered that most of the Funds met their benchmarks over the long term (when factoring the effect of expenses), and ranked in the top three quintiles versus their peers. For additional details about each Fund of the TIAA-CREF Mutual Funds, see the Fund-by-Fund synopsis below.

Cost and Profitability. The Board considered the materials it received reflecting Advisors’ revenues for providing investment management and other services to the Funds and that Advisors is providing these services overall at a loss. The Board noted that the Funds’ unitary fee structure provided no flexibility to the Advisor in the face of rising costs. The Board considered the detailed Fund-by-Fund analysis of Advisors’ profitability with respect to each Fund, calculated for the year ended December 31, 2005, as outlined in the synopsis below. In reviewing the profitability information provided, the Board considered that Advisors runs substantial losses. In addition, the Board considered that Advisors’ revenues are reasonable from a shareholder perspective, but may not be adequate when considering the nature, quality and cost of Advisors’ services to the Funds.

Fees Charged by Other Advisers. The Board considered information regarding fees paid to other advisers for managing similar Funds. The Board received comparative fee information for comparable peer group Funds prepared by Lipper. The Board considered that the proposed unitary advisory fee to be paid to Advisors for its services to each Fund compared favorably to the advisory fees charged to other comparable funds. The Board considered that, for the most part, the fees under Advisors’ current Management Agreement with the Funds are lower than those of the peer group funds identi fied by Lipper. See the Fund-by-Fund detail below.

Economies of Scale. The Board considered whether Advisors may experience economies of scale in connection with the operation of each Fund. In making this determination, the Board considered that all of the Funds operate at a loss to Advisors. While Advisors experiences certain economies of scale by sharing investment personnel with TIAA-CREF Investment Management, LLC and among the Funds, this generally NT size=2 face="serif"> does not offset these losses. While breakpoints could be an appropriate way for Advisors to share economies of scale with Funds that have substantial assets or that have grown materially over the year, Advisors does not believe there is a direct relationship between the economies of scale realized by the Funds and those realized by Advisors as assets increase. This is largely because any economies of scale realized by Advisors and Investment Management are across a variety of classes, services, and products and not due to the growth of a single Fund.

Fee Comparison with Other Advisors’ Clients. The Board considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds, TIAA-CREF Life

TIAA-CREF Mutual Funds 2006 Semiannual Report | 145

Board approval of investment management agreement	continued

Funds, and TIAA Separate Account VA-1, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled Funds and separate accounts with similar investment strategies and investment staff. The Board considered the schedule of fees for each of the comparable Funds, and the fact that all of Advisors’ fees are low in comparison to comparable Funds offered by other Fund companies. In addition, while the advisory fees may not be precisely the same for comparable Funds, this is due in part to the fact that some of the comparable Funds are offered through products that charge additional fees to their investors. In particular, the Board considered that the comparable Funds target different types of investors and use different distribution channels, variables factored in when determining appropriate pricing of services.

Other Benefits. Advisors and its affiliates may benefit from the advisory relationship with the Funds to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain investment portfolios managed by Advisors are managed in the same manner and by the same personnel as certain of the CREF Accounts, resulting in the possibility for benefits associated with economies of scale.

Fund-by Fund Factors

The Funds’ trustees considered the following specific factors during their determination to renew the investment advisory agreements for each Fund listed below:

Growth Equity Fund

  The Fund’s contractual management fee is 0.45%. Advisors proposed that the Fund’s actual management fee be 0.45%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of the universe of comparable funds identified by Lipper for expense comparison purposes (“Expense Universe”).
  The Fund has underperformed its benchmark since inception and in all prior periods, but during the one-year period the Fund underperformed its benchmark by only 0.03%.
  For the one- and three-year periods ended 12/31/05, the Fund was in the 3rd quintile of the universe of comparable funds identified by Lipper for performance comparisons (“Performance Universe”); and, for the two-, four- and five-year periods, the Fund was in the 4th quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of two stars for the one-year period ended 12/31/05.

146 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Board approval of investment management agreement	continued

  Longer-term performance of the Fund was affected negatively by poor stock selection, so the portfolio team was dismissed and Fund management was taken over by Greg Luttrell and Susan Hirsch.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Growth & Income Fund

  The Fund’s contractual management fee is 0.43%. Advisors proposed that the Fund’s actual management fee be 0.43%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.
  The Fund outperformed its benchmark over the one-year period, trailed its benchmark over the three- and five-year periods, and was almost equal to its benchmark since inception (only a -0.01% deviation from the benchmark).
  For the one-, two- and three-year periods ended 12/31/05, the Fund was in the 2nd quintile of its Performance Universe; and, for the four- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of two stars for the one-year period ended 12/31/05.
  In March 2005, Advisors added a new portfolio manager, Susan Kempler, to the Fund. As a consequence of this change and other factors, for the year ending December 31, 2005, the Fund outperformed its benchmark.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Equity Index Fund

  The Fund’s contractual management fee is 0.26%. Advisors proposed that the Fund’s actual management fee be 0.26%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 4th quintile of its Expense Universe.
  The Fund has slightly underperformed its benchmark since inception and in all prior periods.
  For the two-, three-, four- and five-year periods ended 12/31/05, the Fund was in the 3rd quintile of its Performance Universe; and, for the one-year period, the Fund was in the 4th quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of three stars for the one-year period ended 12/31/05.
  The Fund’s longer-term performance was affected by amounts of cash held. The new Fund manager introduced a maximum cash balance target of 10 basis points in late 2004.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Social Choice Equity Fund

  The Fund’s contractual management fee is 0.27%. Advisors proposed that the Fund’s actual management fee be 0.27%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.

TIAA-CREF Mutual Funds 2006 Semiannual Report | 147

Board approval of investment management agreement	continued

  The Fund trailed its benchmark over the three- and five-year and since-inception periods, but outperformed its benchmark over the one-year period.
  For the two- and three-year periods ended 12/31/05, the Fund was in the 2nd quintile of its Performance Universe.
  For the one-, four- and five-year periods, the Fund was in the 3rd quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of four stars for the one-year period ended 12/31/05.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

International Equity Fund

  The Fund’s contractual management fee is 0.49%. Advisors proposed that the Fund’s actual management fee be 0.49%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.
  The Fund outperformed its benchmark over the one-year and since-inception periods, but underperformed its benchmark over the three- and five-year periods.
  For the one- and five-year periods ended 12/31/05, the Fund was in the 3rd quintile of its Performance Universe. For the three- and four-year periods, the Fund was in the 2nd quintile of its Performance Universe. For the two-year period, the Fund was in the 4th quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of three stars for the one-year period ended 12/31/05.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Tax-Exempt Bond Fund

  The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 2nd quintile of its Expense Universe.
  The Fund outperformed its benchmark over the five-year and since-inception periods, but underperformed its benchmark during the one- and three-year periods.
  For the four- and five-year periods ended 12/31/05, the Fund was in the 1st quintile of its Performance Universe. For the one-, two- and three-year periods, the Fund was in the 4th, 3rd and 2nd quintile of its Performance Universe, respectively.
  The Fund received an Overall Morningstar Rating of four stars for the one-year period ended 12/31/05.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Short-Term Bond Fund

  The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.

148 | 2006 Semiannual Report TIAA-CREF Mutual Funds

Board approval of investment management agreement	continued

  The Fund outperformed its benchmark during the one-, three- and since-inception periods, but underperformed its benchmark slightly during the five-year period.
  For the one- and five year periods ended 12/31/05, the Fund was in the 2nd quintile of its Performance Universe. For the three- and four-year periods, the Fund was in the 3rd quintile of its Performance Universe. For the two-year period, the Fund was in the 4th quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of five stars for the one-year period ended 12/31/05.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

High-Yield Bond Fund

  The Fund’s contractual management fee is 0.34%. Advisors proposed that the Fund’s actual management fee be 0.34%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.
  The Fund outperformed its benchmark since inception, but underperformed its benchmark over the one-, three- and five-year periods.
  For the one-, two- and four-year periods ended 12/31/05, the Fund was in the 3rd quintile of its Performance Universe. For the three-year period, the Fund was in the 4th quintile of its Performance Universe. For the five-year period, the Fund was in the 2nd quintile of it Performance Universe.
  The Fund received an Overall Morningstar Rating of three stars for the one-year period ended 12/31/05.
  Longer-term performance was due primarily to additional costs from purchases and from significant redemptions. Consideration is being given to implementing a redemption fee on the Fund.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Bond Plus Fund

  The Fund’s contractual management fee is 0.30%. Advisors proposed that the Fund’s actual management fee be 0.30%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.
  The Fund outperformed its benchmark over the three- and five-year and since-inception periods, but underperformed its benchmark slightly over the one-year period.
  For the one- and four-year periods ended 12/31/05, the Fund was in the 1st quintile of its Performance Universe.
  For the two-, three- and five-year periods ended 12/31/05, the Fund was in the 2nd quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of four stars for the one-year period ended 12/31/05.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

TIAA-CREF Mutual Funds 2006 Semiannual Report | 149

Board approval of investment management agreement	concluded

Money Market Fund

  The Fund’s contractual management fee is 0.29%. Advisors proposed that the Fund’s actual management fee be 0.29%. The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 2nd quintile of its Expense Universe.
  The Fund outperformed its benchmark over the one-, three- and five-year periods.
  For the one-, two-, three-, four- and five-year periods ended 12/31/05, the Fund was in the 1st quintile of its Performance Universe.
  Money market funds are not rated by Morningstar.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Managed Allocation Fund

  The Fund’s contractual management fee is 0.00% . Advisors proposed that the Fund’s actual management fee be 0.00% . The Fund utilizes a unitary pricing structure.
  The Fund’s management fees are in the 1st quintile of its Expense Universe.
  The Fund outperformed its benchmark over the three-year period, but underperformed its benchmark over the one-, three- and since-inception periods.
  For the one-, two-, three- and five-year periods ended 12/31/05, the Fund was in the 3rd quintile of its Performance Universe. For the four-year period, the Fund was in the 2nd quintile of its Performance Universe.
  The Fund received an Overall Morningstar Rating of three stars for the one-year period ended 12/31/05.
  Advisors had a net loss on the Fund for the one-year period ended 12/31/05.

Based on these factors, and the information provided, the Board approved the continuation of the Management Agreement covering each of the Funds at its May 16, 2006 meeting. The trustees were advised by separate independent legal counsel throughout the review process.

150 | 2006 Semiannual Report TIAA-CREF Mutual Funds

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HOW TO REACH US

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PARTICIPANTS
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options and payments, and tax reporting	888 842-9001
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800 842-2776
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9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs

888 381-8283
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TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity

Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association —College Retirement Equities Fund (TIAA-CREF),
New York, NY 10017

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Item 2. Code of Ethics.      The Board of Trustees of the TIAA-CREF Mutual Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

TIAA-CREF MUTUAL FUNDS - International Equity Fund

TIAA-CREF MUTUAL FUNDS INTERNATIONAL EQUITY FUND STATEMENT OF INVESTMENTS (Unaudited) June 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.12%

APPAREL AND OTHER TEXTILE PRODUCTS - 0.21%
362,000		Toyobo Co Ltd	$1,026,007
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,026,007

AGRICULTURAL SERVICES - 0.04%
53,900		AWB Ltd	173,395
		TOTAL AGRICULTURAL SERVICES	173,395

BUSINESS SERVICES - 0.79%
182		COSCO Pacific Ltd	403
29,000		Mitsuba Corp	313,555
186		NTT Data Corp	805,406
7,600		Otsuka Corp	857,630
2,988		SAP AG.	630,400
25,500		Secom Co Ltd	1,206,797
		TOTAL BUSINESS SERVICES	3,814,191

CHEMICALS AND ALLIED PRODUCTS - 11.60%
126,000		Air Water, Inc	1,270,857
542,000		Aluminum Corp of China Ltd	401,249
1,234	*	Arkema	48,140
576,839		Bayer AG.	26,508,447
21,961		Dr Reddy's Laboratories Ltd	604,810
102,100	*	Dyno Nobel Ltd	186,604
35,100		JSR Corp	887,364
56,000		Kaken Pharmaceutical Co Ltd	420,802
67,500		Kuraray Co Ltd	755,806
215,000		Nippon Paint Co Ltd	1,019,376
65,000		Nippon Shokubai Co Ltd	795,477
78,393		Novartis AG.	4,236,422
253,970		Reckitt Benckiser plc	9,488,551
3,650		Roche Holding AG.	602,176
32,185		Shin-Etsu Chemical Co Ltd	1,751,220
249,000		Sigma Pharmaceuticals Ltd	480,986
129,000		Sumitomo Chemical Co Ltd	1,076,552
73,922		Takeda Pharmaceutical Co Ltd	4,604,161
138,000		Teijin Ltd	876,420
		TOTAL CHEMICALS AND ALLIED PRODUCTS	56,015,420

COAL MINING - 1.13%
254,148		BHP Billiton Ltd	5,475,757
		TOTAL COAL MINING	5,475,757

COMMUNICATIONS - 2.14%
250		KDDI Corp	1,537,419
241		Nippon Telegraph & Telephone Corp	1,182,706

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
601,407		Royal KPN NV	$6,759,413
1,344		SKY Perfect Communications, Inc	867,666
		TOTAL COMMUNICATIONS	10,347,204

DEPOSITORY INSTITUTIONS - 6.19%
80,529		Australia & New Zealand Banking Group Ltd	1,590,853
285		DBS Group Holdings Ltd	3,262
43,620		Hang Seng Bank Ltd	553,183
35,958		ICICI Bank Ltd (ADR)	850,407
188,962		Julius Baer Holding AG.	16,381,848
287		Mitsubishi UFJ Financial Group, Inc	4,016,971
344		Mizuho Financial Group. Inc	2,915,943
131		Sumitomo Mitsui Financial Group, Inc	1,386,607
202,000		Sumitomo Trust & Banking Co Ltd	2,208,809
		TOTAL DEPOSITORY INSTITUTIONS	29,907,883

ELECTRIC, GAS, AND SANITARY SERVICES - 4.45%
708,320		Fortum Oyj	18,113,864
193,845		Hong Kong & China Gas Ltd	425,526
3,075,000		Xinao Gas Holdings Ltd	2,929,703
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	21,469,093

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.87%
7,800		Fanuc Ltd	701,430
4,500		Hirose Electric Co Ltd	547,172
49,500		Hitachi Maxell Ltd	682,863
13,100		Kyocera Corp	1,015,317
15,000		NGK Spark Plug Co Ltd	301,798
5,300		Rohm Co Ltd	474,295
52,245		Satyam Computer Services Ltd	805,292
65,700		Sony Corp	2,902,375
18,800		Sumco Corp	1,072,265
7,000		TDK Corp	532,738
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	9,035,545

FABRICATED METAL PRODUCTS - 0.46%
83,000		NEOMAX Co Ltd	1,757,075
38,629		Tata Steel Ltd	447,749
		TOTAL FABRICATED METAL PRODUCTS	2,204,824

FOOD AND KINDRED PRODUCTS - 2.08%
66,000		Ajinomoto Co, Inc	731,505
129,299		Bajaj Hindusthan Ltd	1,102,580
4,700	*	Cosan SA Industria e Comercio	302,946
372,413		CSR Ltd	926,892
175,000		Meiji Seika Kaisha Ltd	892,490
116,000		Mitsui Sugar Co Ltd	439,382
86,000		Nichirei Corp	460,412
215,000		Nippon Formula Feed Manufacturing Co Ltd	376,154
636,000		Nisshin Oillio Group Ltd	4,061,409
112,000		Nosan Corp	335,074
433,000		Olam International Ltd	394,296
432		Swire Pacific Ltd (A Shs)	4,458
		TOTAL FOOD AND KINDRED PRODUCTS	10,027,598

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES	COMPANY	VALUE

FOOD STORES - 4.09%
3,060,982	Tesco plc	$18,909,209
55,373	Woolworths Ltd	828,958
	TOTAL FOOD STORES	19,738,167

GENERAL BUILDING CONTRACTORS - 1.21%
14,700	Daito Trust Construction Co Ltd	815,274
110,000	Sekisui Chemical Co Ltd	950,706
5,352,884	Shanghai Forte Land Co	2,170,926
342,000	Shimizu Corp	1,917,701
	TOTAL GENERAL BUILDING CONTRACTORS	5,854,607

HEAVY CONSTRUCTION, EXCEPT BUILDING - 4.74%
221,995	Vinci S.A.	22,864,428
	TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	22,864,428

HOLDING AND OTHER INVESTMENT OFFICES - 11.01%
642,297	Collins Stewart Tullett plc	9,016,620
832,359	GEA Group AG.	14,261,561
150,000	iShares MSCI EAFE Index Fund	9,808,500
8,568	Macquarie Infrastructure Group	21,388
407,929	Man Group plc	19,224,282
1,221,748	Noble Group Ltd	842,132
	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	53,174,483

HOTELS AND OTHER LODGING PLACES - 5.56%
436,375	Accor S.A.	26,553,830
11,960	Indian Hotels Co Ltd	297,298
	TOTAL HOTELS AND OTHER LODGING PLACES	26,851,128

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.03%
44,100	Canon, Inc	2,164,204
94,000	Komatsu Ltd	1,870,708
45,600	Melco Holdings, Inc	1,200,682
224,987	Rheinmetall AG.	15,681,413
34,500	Tokyo Seimitsu Co Ltd	1,792,678
64,800	Toyota Tsusho Corp	1,556,016
	TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	24,265,701

INSTRUMENTS AND RELATED PRODUCTS - 1.45%
8,415	Advantest Corp	858,320
68,180	Tecan Group AG.	3,667,806
74,200	Terumo Corp	2,479,500
	TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,005,626

INSURANCE AGENTS, BROKERS AND SERVICE - 0.22%
70,778	QBE Insurance Group Ltd	1,077,983
	TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,077,983

INSURANCE CARRIERS - 4.60%
458,000	Aioi Insurance Co Ltd	3,437,554
381,638	AMP Ltd	2,588,701
132,331	Fondiaria-Sai S.p.A	5,407,792

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
41		Millea Holdings, Inc	$763,942
192,000		Nipponkoa Insurance Co Ltd	1,659,415
55,000		Sompo Japan Insurance, Inc	769,803
10,200		T&D Holdings, Inc	825,351
30,944		Zurich Financial Services AG.	6,769,789
		TOTAL INSURANCE CARRIERS	22,222,347

METAL MINING - 0.97%
32,584		Companhia Vale do Rio Doce (ADR)	783,319
43,680		Energy Resources of Australia Ltd	416,684
339,369		Oxiana Ltd	796,744
62,260	*	Paladin Resources Ltd	190,112
58,751	v*	Polyus Gold Co (LON ADR)	976,442
73,000		PT International Nickel Indonesia Tbk	154,070
18,682		Rio Tinto Ltd	1,079,847
315,000	*	Toro Energy Ltd	106,483
24,806		Zinifex Ltd	184,665
		TOTAL METAL MINING	4,688,366

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.32%
979,221		Futuris Corp Ltd	1,527,775
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	1,527,775

NONDEPOSITORY INSTITUTIONS - 6.09%
229,131		Deutsche Postbank AG.	16,482,959
182,152		Hypo Real Estate Holding AG.	11,060,830
34,460		ICICI Bank Ltd	365,183
457,000		Orient Corp	1,495,149
		TOTAL NONDEPOSITORY INSTITUTIONS	29,404,121

NONMETALLIC MINERALS, EXCEPT FUELS - 0.24%
129,000		Itochu Corp	1,134,103
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	1,134,103

OIL AND GAS EXTRACTION - 1.80%
1,175,000		CNOOC Ltd	937,943
47	*	Inpex Holdings, Inc	415,256
9,613		Petroleo Brasileiro S.A. (ADR)	858,537
2,231,634		PetroChina Co Ltd (Class H)	2,384,777
49,220		Total S.A.	3,238,013
25,813		Woodside Petroleum Ltd	843,822
		TOTAL OIL AND GAS EXTRACTION	8,678,348

PAPER AND ALLIED PRODUCTS - 0.31%
366		Nippon Paper Group, Inc	1,498,386
		TOTAL PAPER AND ALLIED PRODUCTS	1,498,386

PETROLEUM AND COAL PRODUCTS - 1.94%
259,215		BP plc	3,022,813
165,591		ENI S.p.A.	4,876,208
43,552		Royal Dutch Shell plc (A Shares)	1,466,039
		TOTAL PETROLEUM AND COAL PRODUCTS	9,365,060

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
PRIMARY METAL INDUSTRIES - 1.35%
277,336		BHP Billiton plc	$5,380,812
301,000		Nippon Steel Corp	1,140,122
		TOTAL PRIMARY METAL INDUSTRIES	6,520,934

RAILROAD TRANSPORTATION - 0.35%
229		East Japan Railway Co	1,702,751
		TOTAL RAILROAD TRANSPORTATION	1,702,751

REAL ESTATE - 0.97%
20		City Developments Ltd	118
1,710		ORIX Corp	418,095
57,000		Sumitomo Realty & Development Co Ltd	1,406,115
223,000		Tokyo Tatemono Co Ltd	2,391,620
37,913		Westfield Group	488,142
		TOTAL REAL ESTATE	4,704,090

SECURITY AND COMMODITY BROKERS - 0.10%
9,044		Macquarie Bank Ltd	463,627
		TOTAL SECURITY AND COMMODITY BROKERS	463,627

STONE, CLAY, AND GLASS PRODUCTS - 2.54%
122,818		Holcim Ltd	9,394,324
56,000		Krosaki Harima Corp	226,812
124,000		NGK Insulators Ltd	1,451,358
393,000		Sumitomo Osaka Cement Co Ltd	1,210,130
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	12,282,624

TOBACCO PRODUCTS - 0.46%
602		Japan Tobacco, Inc	2,195,985
		TOTAL TOBACCO PRODUCTS	2,195,985

TRANSPORTATION EQUIPMENT - 7.57%
26,240		DaimlerChrysler AG.	1,296,105
1,359,821	*	Fiat S.p.A.	18,100,229
94,900		Honda Motor Co Ltd	3,013,489
4,750		Hyundai Motor Co	403,552
161,426		Keppel Corp Ltd	1,500,593
111,000		NHK Spring Co Ltd	1,278,809
189,000		NSK Ltd	1,569,007
38,900		Toyota Industries Corp	1,538,101
149,700		Toyota Motor Corp	7,844,141
		TOTAL TRANSPORTATION EQUIPMENT	36,544,026

TRUCKING AND WAREHOUSING - 3.75%
676,225		Deutsche Post AG.	18,123,167
		TOTAL TRUCKING AND WAREHOUSING	18,123,167

WHOLESALE TRADE-DURABLE GOODS - 1.36%
812,230	*	Hagemeyer NV	3,749,193
36,500		Riso Kagaku Corp	638,586
148,000		Sumitomo Corp	1,953,654
10,284		Wolseley plc	226,918
		TOTAL WHOLESALE TRADE-DURABLE GOODS	6,568,351

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		COMPANY	VALUE
WHOLESALE TRADE-NONDURABLE GOODS - 0.13%
30,600		Mitsubishi Corp	$611,652
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	611,652

		TOTAL COMMON STOCKS	478,564,753
		(Cost $433,485,360)

		TOTAL PORTFOLIO - 99.12%	478,564,753
		(Cost $433,485,360)

		OTHER ASSETS & LIABILITIES, NET - 0.88%	4,256,839

		NET ASSETS - 100.00%	$482,821,592

	*	Non-income producing

	v	Security valued at fair value.

		ABBREVIATION
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

Item 6. Schedule of Investments.

TIAA-CREF MUTUAL FUNDS - International Equity Fund

TIAA-CREF MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY COUNTRIES (Unaudited)
June 30, 2006

		% OF MARKET
	VALUE	VALUE
DOMESTIC
UNITED STATES OF AMERICA	$9,808,500	2.05%
TOTAL DOMESTIC	9,808,500	2.05

FOREIGN
AUSTRALIA	19,449,418	4.06
BRAZIL	1,944,802	0.41
CHINA	401,249	0.08
FINLAND	18,113,864	3.79
FRANCE	52,704,411	11.01
GERMANY	104,044,883	21.74
HONG KONG	9,406,915	1.97
INDIA	4,473,320	0.94
INDONESIA	154,070	0.03
ITALY	28,384,229	5.93
JAPAN	107,262,480	22.41
NETHERLANDS	10,508,606	2.20
REPUBLIC OF KOREA	403,552	0.08
RUSSIA	976,442	0.20
SINGAPORE	2,740,401	0.57
SWITZERLAND	41,052,365	8.58
UNITED KINGDOM	66,735,246	13.95
TOTAL FOREIGN	468,756,253	97.95

TOTAL PORTFOLIO	$478,564,753	100.00%

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF MUTUAL FUNDS GROWTH EQUITY FUND STATEMENT OF INVESTMENTS (Unaudited) June 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.31%

APPAREL AND ACCESSORY STORES - 0.71%
118,371	*	Chico's FAS, Inc	$3,193,650
16,771	*	J Crew Group, Inc	460,364
		TOTAL APPAREL AND ACCESSORY STORES	3,654,014

APPAREL AND OTHER TEXTILE PRODUCTS - 0.35%
33,219		Polo Ralph Lauren Corp	1,823,723
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,823,723

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.39%
118,089		Lowe's Cos, Inc	7,164,460
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	7,164,460

BUSINESS SERVICES - 13.48%
260,679	*	Adobe Systems, Inc	7,914,214
92,300	*	Akamai Technologies, Inc	3,340,337
79,786	*	Cognizant Technology Solutions Corp	5,375,183
259,340	*	eBay, Inc	7,596,069
153,219	*	Electronic Arts, Inc	6,594,546
39,328	*	Google, Inc (Class A)	16,491,410
20	*	Interpublic Group of Cos, Inc	167
294,127		Microsoft Corp	6,853,159
79,500	*	Red Hat, Inc	1,860,300
104,204		SAP AG. (ADR)	5,472,794
246,230	*	Yahoo!, Inc	8,125,590
		TOTAL BUSINESS SERVICES	69,623,769

CHEMICALS AND ALLIED PRODUCTS - 11.61%
260,637		Abbott Laboratories	11,366,380
175,232	*	Amgen, Inc	11,430,383
44,965		Eli Lilly & Co	2,485,216
91,960	*	Genzyme Corp	5,614,158
76,891	*	Gilead Sciences, Inc	4,548,872
75,660		Monsanto Co	6,369,815
108,876	*	Sepracor, Inc	6,221,175
163,215		Teva Pharmaceutical Industries Ltd (ADR)	5,155,962
152,371		Wyeth	6,766,796
		TOTAL CHEMICALS AND ALLIED PRODUCTS	59,958,757

COAL MINING - 0.46%
42,507		Peabody Energy Corp	2,369,765
		TOTAL COAL MINING	2,369,765

COMMUNICATIONS - 3.28%
103,009		America Movil S.A. de C.V. (ADR)	3,426,079
246,659		AT&T, Inc	6,879,320

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
112,732		Sprint Nextel Corp	$2,253,513
130,127	*	Univision Communications, Inc (Class A)	4,359,255
644	v*	Viatel, Inc	16
		TOTAL COMMUNICATIONS	16,918,183

EATING AND DRINKING PLACES - 1.12%
153,278	*	Starbucks Corp	5,787,777
		TOTAL EATING AND DRINKING PLACES	5,787,777

ELECTRIC, GAS, AND SANITARY SERVICES - 0.82%
165,000		Fortum Oyj	4,219,544
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	4,219,544

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 14.30%
98,568	*	Broadcom Corp (Class A)	2,961,968
512,655	*	Cisco Systems, Inc	10,012,152
51,633		Cooper Industries Ltd (Class A)	4,797,738
104,780		Emerson Electric Co	8,781,612
53,912		Harman International Industries, Inc	4,602,467
290,886		Intel Corp	5,512,290
22,442		Linear Technology Corp	751,583
1,643,300	*	Lucent Technologies, Inc	3,976,786
107,735	*	Marvell Technology Group Ltd	4,775,893
245,198		Motorola, Inc	4,940,740
189,447	*	Network Appliance, Inc	6,687,479
318,592		Qualcomm, Inc	12,765,981
109,743		Texas Instruments, Inc	3,324,115
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	73,890,804

ENGINEERING AND MANAGEMENT SERVICES - 2.51%
83,989	*	Celgene Corp	3,983,598
73,600	*	Keryx Biopharmaceuticals, Inc	1,045,120
203,683		Paychex, Inc	7,939,563
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	12,968,281

FOOD AND KINDRED PRODUCTS - 2.42%
208,485		PepsiCo, Inc	12,517,439
		TOTAL FOOD AND KINDRED PRODUCTS	12,517,439

FURNITURE AND HOMEFURNISHINGS STORES - 0.91%
142,419	*	Bed Bath & Beyond, Inc	4,724,038
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	4,724,038

GENERAL BUILDING CONTRACTORS - 0.00% **
700	v*	Mascotech (Escrow)	-
		TOTAL GENERAL BUILDING CONTRACTORS	-

GENERAL MERCHANDISE STORES - 2.61%
168,752		Target Corp	8,246,910
108,712		Wal-Mart Stores, Inc	5,236,657
		TOTAL GENERAL MERCHANDISE STORES	13,483,567

HEALTH SERVICES - 1.40%
39,295		Caremark Rx, Inc	1,959,642

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
92,097	*	Medco Health Solutions, Inc	$5,275,316
		TOTAL HEALTH SERVICES	7,234,958

HOLDING AND OTHER INVESTMENT OFFICES - 0.78%
23,489		Alcon, Inc	2,314,841
1,508		Hugoton Royalty Trust	44,788
33,238		iShares Russell 1000 Growth Index Fund	1,681,178
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,040,807

HOTELS AND OTHER LODGING PLACES - 1.25%
106,987		Starwood Hotels & Resorts Worldwide, Inc	6,455,595
		TOTAL HOTELS AND OTHER LODGING PLACES	6,455,595

INDUSTRIAL MACHINERY AND EQUIPMENT - 3.80%
40,424	*	Alstom RGPT	3,693,117
117,412	*	Apple Computer, Inc	6,706,573
159,900		Applied Materials, Inc	2,603,172
50,906		Caterpillar, Inc	3,791,479
15,061		Deere & Co	1,257,443
40,189	*	Rackable Systems, Inc	1,587,064
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	19,638,848

INSTRUMENTS AND RELATED PRODUCTS - 3.87%
102,269	*	Advanced Medical Optics, Inc	5,185,038
64,238		Medtronic, Inc	3,014,047
172,854	*	St. Jude Medical, Inc	5,603,927
108,940	*	Zimmer Holdings, Inc	6,179,077
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	19,982,089

INSURANCE CARRIERS - 2.52%
182,168		Aetna, Inc	7,273,968
223,812		Progressive Corp	5,754,207
		TOTAL INSURANCE CARRIERS	13,028,175

LEATHER AND LEATHER PRODUCTS - 1.02%
176,074	*	Coach, Inc	5,264,613
		TOTAL LEATHER AND LEATHER PRODUCTS	5,264,613

METAL MINING - 0.52%
112,672		Companhia Vale do Rio Doce (ADR)	2,708,635
		TOTAL METAL MINING	2,708,635

MISCELLANEOUS RETAIL - 2.02%
340,558		CVS Corp	10,455,130
		TOTAL MISCELLANEOUS RETAIL	10,455,130

MOTION PICTURES - 0.59%
101,602		Walt Disney Co	3,048,060
		TOTAL MOTION PICTURES	3,048,060

NONDEPOSITORY INSTITUTIONS - 2.36%
228,778		American Express Co	12,175,565
		TOTAL NONDEPOSITORY INSTITUTIONS	12,175,565

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES		COMPANY	VALUE
OIL AND GAS EXTRACTION - 3.63%
90,681		Halliburton Co	$6,729,437
34,399		Noble Energy, Inc	1,611,937
98,623		Schlumberger Ltd	6,421,344
89,996		XTO Energy, Inc	3,984,123
		TOTAL OIL AND GAS EXTRACTION	18,746,841

PETROLEUM AND COAL PRODUCTS - 0.55%
41,284		EOG Resources, Inc	2,862,632
		TOTAL PETROLEUM AND COAL PRODUCTS	2,862,632

PRIMARY METAL INDUSTRIES - 2.15%
458,932	*	Corning, Inc	11,101,565
		TOTAL PRIMARY METAL INDUSTRIES	11,101,565

SECURITY AND COMMODITY BROKERS - 6.30%
15,384		Chicago Mercantile Exchange Holdings, Inc	7,555,852
549,229		Charles Schwab Corp	8,776,679
168,463	*	E*Trade Financial Corp	3,844,326
36,731		Goldman Sachs Group, Inc	5,525,444
59,705		Merrill Lynch & Co, Inc	4,153,080
182,395		TD Ameritrade Holding Corp	2,701,270
		TOTAL SECURITY AND COMMODITY BROKERS	32,556,651

TOBACCO PRODUCTS - 2.34%
164,865		Altria Group, Inc	12,106,037
		TOTAL TOBACCO PRODUCTS	12,106,037

TRANSPORTATION BY AIR - 0.48%
151,299		Southwest Airlines Co	2,476,764
		TOTAL TRANSPORTATION BY AIR	2,476,764

TRANSPORTATION EQUIPMENT - 4.21%
115,173		Boeing Co	9,433,820
193,906		United Technologies Corp	12,297,519
		TOTAL TRANSPORTATION EQUIPMENT	21,731,339

TRANSPORTATION SERVICES - 0.98%
94,556		CH Robinson Worldwide, Inc	5,039,835
		TOTAL TRANSPORTATION SERVICES	5,039,835

TRUCKING AND WAREHOUSING - 1.85%
116,023		United Parcel Service, Inc (Class B)	9,552,174
		TOTAL TRUCKING AND WAREHOUSING	9,552,174

WHOLESALE TRADE-DURABLE GOODS - 0.72%
97,295		General Electric Co	3,206,843
7,704	*	WESCO International, Inc	531,576
		TOTAL WHOLESALE TRADE-DURABLE GOODS	3,738,419

		TOTAL COMMON STOCKS	513,048,853
		(Cost $486,446,428)

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

PRINCIPAL		ISSUER	VALUE
SHORT-TERM INVESTMENTS - 0.17%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.17%
$ 900,000		Federal Home Loan Bank (FHLB) 4.950%, 07/03/06	$900,000
		TOTAL SHORT-TERM INVESTMENTS	900,000
		(Cost $899,756)
		TOTAL PORTFOLIO - 99.48%	513,948,853
		(Cost $487,346,184)

		OTHER ASSETS & LIABILITIES, NET - 0.52%	2,684,133

		NET ASSETS - 100.00%	$516,632,986

	*	Non-income producing

	**	Percentage represents less than 0.01%.

	v	Security valued at fair value.

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF MUTUAL FUNDS GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (Unaudited) June 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.27%

AMUSEMENT AND RECREATION SERVICES - 0.32%
89,391	*	GameLoft	$661,796
5,800		Nintendo Co Ltd	974,150
		TOTAL AMUSEMENT AND RECREATION SERVICES	1,635,946

APPAREL AND ACCESSORY STORES - 0.37%
31,689		Abercrombie & Fitch Co (Class A)	1,756,521
4,474	*	J Crew Group, Inc	122,811
		TOTAL APPAREL AND ACCESSORY STORES	1,879,332

BUSINESS SERVICES - 5.52%
51,769	*	Adobe Systems, Inc	1,571,707
196,224		Advanced Semiconductor Engineering, Inc (ADR)	975,233
106,250		Automatic Data Processing, Inc	4,818,438
51,305	*	eBay, Inc	1,502,723
1,160	*	Gmarket, Inc (ADR)	17,829
6,825	*	Google, Inc (Class A)	2,861,927
333,676		Microsoft Corp	7,774,651
80,430	*	Redback Networks, Inc	1,475,086
60,946		SAP AG. (ADR)	3,200,884
111,416	*	Yahoo!, Inc	3,676,728
		TOTAL BUSINESS SERVICES	27,875,206

CHEMICALS AND ALLIED PRODUCTS - 14.03%
97,197		Abbott Laboratories	4,238,761
64,299		Air Products & Chemicals, Inc	4,109,992
57,666		Akzo Nobel NV	3,108,651
40,234	*	Amgen, Inc	2,624,464
46,671		Colgate-Palmolive Co	2,795,593
52,254		Cytec Industries, Inc	2,803,950
35,354		Du Pont (E.I.) de Nemours & Co	1,470,726
59,205		Eli Lilly & Co	3,272,260
54,614	*	Gilead Sciences, Inc	3,230,964
53,482	*	Keryx Biopharmaceuticals, Inc	759,444
82,916		Merck & Co, Inc	3,020,630
53,656		Monsanto Co	4,517,299
55,704		Novartis AG. (ADR)	3,003,560
297,348		Pfizer, Inc	6,978,758
191,107		Procter & Gamble Co	10,625,549
15,862		Roche Holding AG.	2,616,906
199,559		Schering-Plough Corp	3,797,608
28,300		Sigma-Aldrich Corp	2,055,712
130,380		Wyeth	5,790,176
		TOTAL CHEMICALS AND ALLIED PRODUCTS	70,821,003

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
COAL MINING - 0.27%
35,343		Sasol Ltd (ADR)	$1,365,654
		TOTAL COAL MINING	1,365,654

COMMUNICATIONS - 3.14%
90,967		America Movil S.A. de C.V. (ADR)	3,025,562
226,683		AT&T, Inc	6,322,189
82,541		BellSouth Corp	2,987,984
175,774		Sprint Nextel Corp	3,513,722
		TOTAL COMMUNICATIONS	15,849,457

DEPOSITORY INSTITUTIONS - 9.88%
226,647		Bank of America Corp	10,901,721
203,394		Citigroup, Inc	9,811,727
209,389		JPMorgan Chase & Co	8,794,338
84,746		Marshall & Ilsley Corp	3,876,282
95,395		Northern Trust Corp	5,275,344
78,610		South Financial Group, Inc	2,076,090
179,261		US Bancorp	5,535,580
53,854		Wells Fargo & Co	3,612,526
		TOTAL DEPOSITORY INSTITUTIONS	49,883,608

EATING AND DRINKING PLACES - 0.65%
7,401	*	Chipotle Mexican Grill, Inc	451,091
74,750	*	Starbucks Corp	2,822,560
		TOTAL EATING AND DRINKING PLACES	3,273,651

ELECTRIC, GAS, AND SANITARY SERVICES - 2.58%
86,673		American Electric Power Co, Inc	2,968,550
116,903		DPL, Inc	3,133,000
27,676		Entergy Corp	1,958,077
87,097		Exelon Corp	4,949,723
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,009,350

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.39%
27,293		Amphenol Corp (Class A)	1,527,316
441,331	*	Cisco Systems, Inc	8,619,194
78,043	*	Comverse Technology, Inc	1,542,910
65,195		Emerson Electric Co	5,463,993
63,457		Gamesa Corp Tecnologica S.A.	1,359,894
164,769		Honeywell International, Inc	6,640,191
210,120		Intel Corp	3,981,774
698,595	*	JDS Uniphase Corp	1,767,445
30,022		Linear Technology Corp	1,005,437
122,098		Motorola, Inc	2,460,275
252,256	*	PMC - Sierra, Inc	2,371,206
139,994		Qualcomm, Inc	5,609,560
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	42,349,195

FABRICATED METAL PRODUCTS - 0.48%
51,492		Illinois Tool Works, Inc	2,445,870
		TOTAL FABRICATED METAL PRODUCTS	2,445,870

FOOD AND KINDRED PRODUCTS - 2.94%
25,314		Archer Daniels Midland Co	1,044,962

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
53,701		H.J. Heinz Co	$2,213,555
7,244		Nestle S.A.	2,270,772
155,247		PepsiCo, Inc	9,321,030
		TOTAL FOOD AND KINDRED PRODUCTS	14,850,319

FURNITURE AND FIXTURES - 0.08%
16,569	*	BE Aerospace, Inc	378,767
		TOTAL FURNITURE AND FIXTURES	378,767

FURNITURE AND HOMEFURNISHINGS STORES - 1.58%
96,707	*	Bed Bath & Beyond, Inc	3,207,771
86,820		Best Buy Co, Inc	4,761,209
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	7,968,980

GENERAL MERCHANDISE STORES - 2.50%
47,197		Costco Wholesale Corp	2,696,365
72,309		Target Corp	3,533,741
132,851		Wal-Mart Stores, Inc	6,399,433
		TOTAL GENERAL MERCHANDISE STORES	12,629,539

HEALTH SERVICES - 2.34%
43,229	*	Coventry Health Care, Inc	2,375,001
82,853	*	Medco Health Solutions, Inc	4,745,820
56,368		Omnicare, Inc	2,672,971
57,198		Pharmaceutical Product Development, Inc	2,008,794
		TOTAL HEALTH SERVICES	11,802,586

HOLDING AND OTHER INVESTMENT OFFICES - 0.72%
28,500		SPDR Trust Series 1	3,627,480
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,627,480

HOTELS AND OTHER LODGING PLACES - 0.89%
42,898		Accor S.A.	2,610,384
25,421	*	Wynn Resorts Ltd	1,863,359
		TOTAL HOTELS AND OTHER LODGING PLACES	4,473,743

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.10%
63,210		3M Co	5,105,472
40,756	*	Alstom RGPT	3,723,449
70,597	*	Apple Computer, Inc	4,032,501
48,874	*	Dell, Inc	1,193,014
78,260	*	EMC Corp	858,512
432,755		General Electric Co	14,263,605
243,767		Hewlett-Packard Co	7,722,539
51,766		International Business Machines Corp	3,976,664
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	40,875,756

INSTRUMENTS AND RELATED PRODUCTS - 0.91%
44,962	*	Advanced Medical Optics, Inc	2,279,573
78,081		Tektronix, Inc	2,297,143
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	4,576,716

INSURANCE CARRIERS - 5.02%
111,645		ACE Ltd	5,648,121

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
68,851		Aetna, Inc	$2,749,220
111,325		Aflac, Inc	5,159,914
149,090		American International Group, Inc	8,803,765
25,988		Assurant, Inc	1,257,819
34,997		Chubb Corp	1,746,350
		TOTAL INSURANCE CARRIERS	25,365,189

METAL MINING - 1.05%
49,139		Inco Ltd	3,238,260
24,868		Phelps Dodge Corp	2,043,155
		TOTAL METAL MINING	5,281,415

MISCELLANEOUS RETAIL - 0.76%
124,182		CVS Corp	3,812,388
		TOTAL MISCELLANEOUS RETAIL	3,812,388

MOTION PICTURES - 1.33%
38,314		CBS Corp	1,036,394
296,252		News Corp (Class A)	5,682,113
		TOTAL MOTION PICTURES	6,718,507

NONDEPOSITORY INSTITUTIONS - 3.26%
142,301		American Express Co	7,573,259
91,003		Fannie Mae	4,377,244
84,806		SLM Corp	4,487,934
		TOTAL NONDEPOSITORY INSTITUTIONS	16,438,437

OIL AND GAS EXTRACTION - 2.70%
101,776	*	Cameron International Corp	4,861,840
18,672		Halliburton Co	1,385,649
113,096		Schlumberger Ltd	7,363,681
		TOTAL OIL AND GAS EXTRACTION	13,611,170

PETROLEUM AND COAL PRODUCTS - 6.89%
44,241		Apache Corp	3,019,448
232,685		Exxon Mobil Corp	14,275,225
44,809		Hess Corp	2,368,156
47,232		Kerr-McGee Corp	3,275,539
63,678		Marathon Oil Corp	5,304,377
45,029	*	Newfield Exploration Co	2,203,719
45,491		Noble Energy, Inc	2,131,708
33,387		Valero Energy Corp	2,220,903
		TOTAL PETROLEUM AND COAL PRODUCTS	34,799,075

PRINTING AND PUBLISHING - 0.48%
25,243		Meredith Corp	1,250,538
44,188	*	VistaPrint Ltd	1,181,587
		TOTAL PRINTING AND PUBLISHING	2,432,125

RAILROAD TRANSPORTATION - 0.34%
32,195		Norfolk Southern Corp	1,713,418
		TOTAL RAILROAD TRANSPORTATION	1,713,418

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES		COMPANY	VALUE
SECURITY AND COMMODITY BROKERS - 2.51%
18,051		Bear Stearns Cos, Inc	$2,528,584
77,936		Lazard Ltd	3,148,614
110,759		Morgan Stanley	7,001,076
		TOTAL SECURITY AND COMMODITY BROKERS	12,678,274

TOBACCO PRODUCTS - 3.84%
264,270		Altria Group, Inc	19,405,346
		TOTAL TOBACCO PRODUCTS	19,405,346

TRANSPORTATION BY AIR - 0.47%
93,443	*	AMR Corp	2,375,321
		TOTAL TRANSPORTATION BY AIR	2,375,321

TRANSPORTATION EQUIPMENT - 3.09%
65,514		Boeing Co	5,366,252
71,826		Northrop Grumman Corp	4,601,174
88,477		United Technologies Corp	5,611,211
		TOTAL TRANSPORTATION EQUIPMENT	15,578,637

TRANSPORTATION SERVICES - 0.36%
34,377		CH Robinson Worldwide, Inc	1,832,294
		TOTAL TRANSPORTATION SERVICES	1,832,294

TRUCKING AND WAREHOUSING - 0.53%
9,350		DSV A/S	1,562,674
23,898		Landstar System, Inc	1,128,703
		TOTAL TRUCKING AND WAREHOUSING	2,691,377

WHOLESALE TRADE-NONDURABLE GOODS - 0.95%
74,937		Cardinal Health, Inc	4,820,697
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	4,820,697

		TOTAL COMMON STOCKS	501,125,828
		(Cost $463,477,745)

		TOTAL PORTFOLIO - 99.27%	501,125,828
		(Cost $463,477,745)

		OTHER ASSETS & LIABILITIES, NET - 0.73%	3,701,953

		NET ASSETS - 100.00%	$504,827,781

	*	Non-income producing

		ABBREVIATION:
		ADR - American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

TIAA-CREF MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.87%

AGRICULTURAL PRODUCTION-CROPS - 0.00% **
991		Chiquita Brands International, Inc	$13,655
		TOTAL AGRICULTURAL PRODUCTION-CROPS	13,655

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
1,042		Pilgrim's Pride Corp	26,883
10		Seaboard Corp	12,800
		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	39,683

AMUSEMENT AND RECREATION SERVICES - 0.26%
1,525	*	Bally Technologies, Inc	25,116
970	*	Bally Total Fitness Holding Corp	6,576
518	*	Century Casinos, Inc	5,547
273		Churchill Downs, Inc	10,224
427		Dover Downs Gaming & Entertainment, Inc	8,386
102		Dover Motorsports, Inc	598
3,168		GTECH Holdings Corp	110,183
4,816		Harrah's Entertainment, Inc	342,802
879		International Speedway Corp (Class A)	40,759
594	*	Lakes Entertainment, Inc	7,181
992	*	Leapfrog Enterprises, Inc	10,019
788	*	Life Time Fitness, Inc	36,461
1,805	*	Live Nation, Inc	36,750
1,100	*	Magna Entertainment Corp (Class A)	5,786
1,389	*	Marvel Entertainment, Inc	27,780
1,000	*	MTR Gaming Group, Inc	9,380
570	*	Multimedia Games, Inc	5,774
1,802	*	Penn National Gaming, Inc	69,881
1,238	*	Pinnacle Entertainment, Inc	37,945
2,074	*	Six Flags, Inc	11,656
487		Speedway Motorsports, Inc	18,379
2,388		Warner Music Group Corp	70,398
1,947		Westwood One, Inc	14,602
829	*	WMS Industries, Inc	22,706
325		World Wrestling Entertainment, Inc	5,489
		TOTAL AMUSEMENT AND RECREATION SERVICES	940,378

APPAREL AND ACCESSORY STORES - 0.69%
2,305		Abercrombie & Fitch Co (Class A)	127,766
1,561	*	Aeropostale, Inc	45,097
3,034		American Eagle Outfitters, Inc	103,277
1,968	*	AnnTaylor Stores Corp	85,372
370		Bebe Stores, Inc	5,705
703		Brown Shoe Co, Inc	23,958
250		Buckle, Inc	10,467
269	*	Cache, Inc	4,664

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,244	*	Carter's, Inc	$32,879
792	*	Casual Male Retail Group, Inc	7,959
685		Cato Corp (Class A)	17,707
327	*	Charlotte Russe Holding, Inc	7,828
3,171	*	Charming Shoppes, Inc	35,642
4,627	*	Chico's FAS, Inc	124,836
583	*	Children's Place Retail Stores, Inc	35,009
933		Christopher & Banks Corp	27,057
162	*	Citi Trends, Inc	6,916
2,536		Claire's Stores, Inc	64,693
58		DEB Shops, Inc	1,398
1,236	*	Dress Barn, Inc	31,332
421	*	DSW, Inc	15,333
1,089		Finish Line, Inc (Class A)	12,883
4,196		Foot Locker, Inc	102,760
13,886		Gap, Inc	241,616
1,169	*	HOT Topic, Inc	13,455
455	*	Jo-Ann Stores, Inc	6,666
527	*	JOS A Bank Clothiers, Inc	12,627
8,824	*	Kohl's Corp	521,675
8,803		Limited Brands, Inc	225,269
344	*	New York & Co, Inc	3,361
5,915		Nordstrom, Inc	215,897
2,109	*	Pacific Sunwear Of California, Inc	37,814
1,721	*	Payless Shoesource, Inc	46,759
3,699		Ross Stores, Inc	103,757
107	*	Shoe Carnival, Inc	2,553
709		Stage Stores, Inc	23,397
312	*	Syms Corp	5,741
646		Talbots, Inc	11,919
1,096	*	The Wet Seal, Inc	5,348
963	*	Too, Inc	36,969
539	*	Under Armour, Inc	22,972
2,958	*	Urban Outfitters, Inc	51,735
		TOTAL APPAREL AND ACCESSORY STORES	2,520,068

APPAREL AND OTHER TEXTILE PRODUCTS - 0.18%
371	*	Columbia Sportswear Co	16,791
543	v*	DHB Industries, Inc	1,042
541	*	Guess ?, Inc	22,587
910	*	Gymboree Corp	31,631
644	*	Hartmarx Corp	3,864
2,908		Jones Apparel Group, Inc	92,445
705		Kellwood Co	20,635
2,700		Liz Claiborne, Inc	100,062
1,425		Phillips-Van Heusen Corp	54,378
1,470		Polo Ralph Lauren Corp	80,703
2,914	*	Quiksilver, Inc	35,492
707		Russell Corp	12,839
335	*	True Religion Apparel, Inc	5,929
2,313		VF Corp	157,099
1,206	*	Warnaco Group, Inc	22,528
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	658,025

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
AUTO REPAIR, SERVICES AND PARKING - 0.07%
262	*	Amerco, Inc	$26,373
248		Bandag, Inc	9,074
346		Central Parking Corp	5,536
654	*	Dollar Thrifty Automotive Group, Inc	29,476
730	*	Midas, Inc	13,432
302		Monro Muffler, Inc	9,833
1,367	*	PHH Corp	37,647
1,575		Ryder System, Inc	92,027
1,050	*	Wright Express Corp	30,177
		TOTAL AUTO REPAIR, SERVICES AND PARKING	253,575

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.17%
2,751		Advance Auto Parts	79,504
163	*	America's Car-Mart, Inc	3,310
500	*	Asbury Automotive Group, Inc	10,470
3,795	*	Autonation, Inc	81,365
1,409	*	Autozone, Inc	124,274
2,739	*	Carmax, Inc	97,125
1,757	*	Copart, Inc	43,152
892	*	CSK Auto Corp	10,677
500		Lithia Motors, Inc (Class A)	15,160
328	*	MarineMax, Inc	8,603
2,843	*	O'Reilly Automotive, Inc	88,673
547	*	Rush Enterprises, Inc (Class A)	9,939
768		Sonic Automotive, Inc	17,034
1,402		United Auto Group, Inc	29,933
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	619,219

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.95%
387	*	Builders FirstSource, Inc	7,879
556	*	Central Garden & Pet Co	23,936
3,226		Fastenal Co	129,975
54,674		Home Depot, Inc	1,956,782
20,030		Lowe's Cos, Inc	1,215,220
2,911		Sherwin-Williams Co	138,214
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	3,472,006

BUSINESS SERVICES - 7.09%
1,607	*	@Road, Inc	8,870
1,241	*	24/7 Real Media, Inc	10,896
9,999	*	3Com Corp	51,195
315	*	3D Systems Corp	6,328
1,127		Aaron Rents, Inc	30,294
1,217		ABM Industries, Inc	20,811
723	*	Acacia Research (Acacia Technologies)	10,165
7,137	*	Activision, Inc	81,219
1,472	*	Actuate Corp	5,947
2,285		Acxiom Corp	57,125
462		Administaff, Inc	16,544
15,456	*	Adobe Systems, Inc	469,244
773	*	Advent Software, Inc	27,882
839		Advo, Inc	20,648
2,903	*	Affiliated Computer Services, Inc (Class A)	149,824

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
800	*	Agile Software Corp	$5,072
3,991	*	Akamai Technologies, Inc	144,434
2,116	*	Alliance Data Systems Corp	124,463
585	*	Altiris, Inc	10,553
671	*	American Reprographics Co	24,324
791	*	AMN Healthcare Services, Inc	16,057
348	*	Ansoft Corp	7,127
786	*	Ansys, Inc	37,586
1,968	*	aQuantive, Inc	49,849
863		Arbitron, Inc	33,079
1,822	*	Ariba, Inc	14,995
2,878	*	Art Technology Group, Inc	8,576
1,181	*	Aspen Technology, Inc	15,495
236	*	Asset Acceptance Capital Corp	4,673
1,032	*	Audible, Inc	9,381
6,083	*	Autodesk, Inc	209,620
14,878		Automatic Data Processing, Inc	674,717
1,183	*	Avocent Corp	31,053
300	*	Bankrate, Inc	11,328
9,935	*	BEA Systems, Inc	130,049
4,932	*	BearingPoint, Inc	41,281
3,395	*	BISYS Group, Inc	46,511
1,136		Blackbaud, Inc	25,787
720	*	Blackboard, Inc	20,851
252	*	Blue Coat Systems, Inc	4,249
5,592	*	BMC Software, Inc	133,649
2,400	*	Borland Software Corp	12,672
350	*	Bottomline Technologies, Inc	2,849
958		Brady Corp (Class A)	35,293
1,277		Brink's Co	72,035
11,838		CA, Inc	243,271
816	*	CACI International, Inc (Class A)	47,597
7,517	*	Cadence Design Systems, Inc	128,916
1,288		Catalina Marketing Corp	36,656
1,584	*	CBIZ, Inc	11,737
25,830		Cendant Corp	420,771
3,921	*	Ceridian Corp	95,829
1,742	*	Cerner Corp	64,645
2,240	*	Checkfree Corp	111,014
2,221	*	ChoicePoint, Inc	92,771
2,007	*	Chordiant Software, Inc	6,081
1,170	*	Ciber, Inc	7,710
4,657	*	Citrix Systems, Inc	186,932
900	*	Clear Channel Outdoor Holdings, Inc	18,864
300	*	Click Commerce, Inc	5,919
9,912	*	CMGI, Inc	11,993
3,399	*	CNET Networks, Inc	27,124
900	*	Cogent Communications Group, Inc	8,433
1,121	*	Cogent, Inc	16,893
1,131		Cognex Corp	29,440
3,626	*	Cognizant Technology Solutions Corp	244,283
167		Computer Programs & Systems, Inc	6,673
4,817	*	Computer Sciences Corp	233,335
10,298	*	Compuware Corp	68,996

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
435	*	COMSYS IT Partners, Inc	$6,577
615	*	Concur Technologies, Inc	9,514
718	*	Convera Corp	4,825
3,438	*	Convergys Corp	67,041
485	*	CoStar Group, Inc	29,017
565	*	Covansys Corp	7,102
1,338	*	CSG Systems International, Inc	33,102
769	*	Cybersource Corp	8,997
271	*	DealerTrack Holdings, Inc	5,992
1,276		Deluxe Corp	22,304
1,104	*	Dendrite International, Inc	10,201
988	*	Digital Insight Corp	33,878
1,024	*	Digital River, Inc	41,359
1,523	*	DST Systems, Inc	90,618
3,901	*	Earthlink, Inc	33,782
30,398	*	eBay, Inc	890,357
570	*	Echelon Corp	4,269
1,158	*	Eclipsys Corp	21,029
304	*	eCollege.com, Inc	6,427
1,052	*	eFunds Corp	23,197
490	*	Electro Rent Corp	7,850
7,900	*	Electronic Arts, Inc	340,016
13,525		Electronic Data Systems Corp	325,411
367	*	Emageon, Inc	5,354
7,468	*	Emdeon Corp	92,678
1,073	*	Epicor Software Corp	11,298
350	*	EPIQ Systems, Inc	5,824
3,383		Equifax, Inc	116,172
742	*	Equinix, Inc	40,706
632	*	eSpeed, Inc (Class A)	5,265
5,920	*	Expedia, Inc	88,622
1,050	*	F5 Networks, Inc	56,154
1,079		Factset Research Systems, Inc	51,037
1,771		Fair Isaac Corp	64,305
448	*	FalconStor Software, Inc	3,122
2,446		Fidelity National Information Services, Inc	86,588
1,189	*	Filenet Corp	32,020
19,765		First Data Corp	890,215
4,537	*	Fiserv, Inc	205,798
595	*	Forrester Research, Inc	16,648
600	*	FTD Group, Inc	8,100
1,783	*	Gartner, Inc (Class A)	25,318
578	*	Gerber Scientific, Inc	7,520
1,270	*	Getty Images, Inc	80,658
667		Gevity HR, Inc	17,709
858	*	Global Cash Access, Inc	13,410
5,391	*	Google, Inc (Class A)	2,260,608
296	*	H&E Equipment Services, Inc	8,717
509		Healthcare Services Group	10,663
365	*	Heartland Payment Systems, Inc	10,176
472	*	Heidrick & Struggles International, Inc	15,972
560	*	Hudson Highland Group, Inc	6,042
1,347	*	Hypercom Corp	12,594
1,681	*	Hyperion Solutions Corp	46,395

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
379	*	i2 Technologies, Inc	$4,802
900	*	iGate Corp	5,751
601	*	IHS, Inc	17,807
5,149		IMS Health, Inc	138,250
442	*	Infocrossing, Inc	5,105
2,278	*	Informatica Corp	29,978
899	*	Infospace, Inc	20,380
814		infoUSA, Inc	8,392
294	*	Innovative Solutions & Support, Inc	4,133
270		Integral Systems, Inc	7,244
861	*	Interactive Data Corp	17,297
718	*	Intergraph Corp	22,610
7,834	*	Internap Network Services Corp	8,226
1,072	*	Internet Capital Group, Inc	9,648
1,031	*	Internet Security Systems, Inc	19,434
306		Interpool, Inc	6,799
11,058	*	Interpublic Group of Cos, Inc	92,334
1,025	*	Interwoven, Inc	8,794
4,482	*	Intuit, Inc	270,668
754	*	inVentiv Health, Inc	21,700
1,244	*	Ipass, Inc	6,966
2,919	*	Iron Mountain, Inc	109,112
1,902		Jack Henry & Associates, Inc	37,393
844	*	JDA Software Group, Inc	11,841
14,608	*	Juniper Networks, Inc	233,582
710	*	Jupitermedia Corp	9,230
638	*	Kanbay International, Inc	9,276
1,356	*	Keane, Inc	16,950
567		Kelly Services, Inc (Class A)	15,405
410	*	Kenexa Corp	13,058
719	*	Kforce, Inc	11,137
1,832	*	KFX, Inc	27,993
1,189	*	Kinetic Concepts, Inc	52,494
367	*	Knot, Inc	7,681
983	*	Korn/Ferry International	19,257
779	*	Kronos, Inc	28,207
1,234	*	Labor Ready, Inc	27,950
2,180	*	Lamar Advertising Co	117,415
3,187	*	Lawson Software, Inc	21,353
1,312	*	Lionbridge Technologies	7,255
434	*	LoJack Corp	8,185
693	*	Magma Design Automation, Inc	5,093
840	*	Manhattan Associates, Inc	17,043
2,264		Manpower, Inc	146,254
498	*	Mantech International Corp (Class A)	15,368
569	*	Mapinfo Corp	7,425
508	*	Marchex, Inc	8,346
400	*	Marlin Business Services, Inc	9,024
1,587	*	Mastercard, Inc	76,176
4,235	*	McAfee, Inc	102,783
1,742	*	Mentor Graphics Corp	22,611
228,962		Microsoft Corp	5,334,814
305	*	MicroStrategy, Inc	29,743
1,053	*	Midway Games, Inc	8,518

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,272		MoneyGram International, Inc	$77,134
3,194	*	Monster Worldwide, Inc	136,256
3,575	*	Move, Inc	19,591
2,867	*	MPS Group, Inc	43,177
704	*	MRO Software, Inc	14,129
2,396	*	NAVTEQ Corp	107,053
833	*	NCO Group, Inc	22,024
4,768	*	NCR Corp	174,699
505	*	Neoware, Inc	6,206
700	*	Ness Technologies, Inc	7,525
1,083	*	NetFlix, Inc	29,468
271	*	Netratings, Inc	3,764
668	*	Netscout Systems, Inc	5,958
1,600	*	NIC, Inc	11,568
9,338	*	Novell, Inc	61,911
3,405	*	Nuance Communications, Inc	34,254
4,405		Omnicom Group, Inc	392,441
670	*	On Assignment, Inc	6,157
548	*	Online Resources Corp	5,666
527	*	Open Solutions, Inc	14,023
334	*	Opnet Technologies, Inc	4,328
2,107	*	Opsware, Inc	17,361
102,628	*	Oracle Corp	1,487,079
800	*	Packeteer, Inc	9,072
3,158	*	Parametric Technology Corp	40,138
388	*	PDF Solutions, Inc	4,815
479	*	PeopleSupport, Inc	6,447
443	*	Perficient, Inc	5,475
2,293	*	Perot Systems Corp (Class A)	33,202
800	*	Phase Forward, Inc	9,216
412	*	Portfolio Recovery Associates, Inc	18,828
296	*	PRA International	6,592
2,046	*	Premiere Global Services, Inc	15,447
972	*	Progress Software Corp	22,754
361		QAD, Inc	2,798
352		Quality Systems, Inc	12,960
1,722	*	Quest Software, Inc	24,177
583	*	Radiant Systems, Inc	6,162
438	*	Radisys Corp	9,618
3,043	*	RealNetworks, Inc	32,560
4,612	*	Red Hat, Inc	107,921
1,439	*	Redback Networks, Inc	26,391
200		Renaissance Learning, Inc	2,710
1,910	*	Rent-A-Center, Inc	47,482
698	*	Rewards Network, Inc	5,702
1,679		Reynolds & Reynolds Co (Class A)	51,495
400	*	RightNow Technologies, Inc	6,672
3,898		Robert Half International, Inc	163,716
969		Rollins, Inc	19,031
1,948	*	RSA Security, Inc	52,966
2,656	*	S1 Corp	12,749
669	*	SafeNet, Inc	11,854
2,182	*	Salesforce.com, Inc	58,172
1,800	*	Sapient Corp	9,540

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
995	*	Secure Computing Corp	$8,557
7,580		ServiceMaster Co	78,301
326	*	SI International, Inc	9,995
1,510	*	Sitel Corp	5,919
521	*	Smith Micro Software, Inc	8,346
500	*	Sohu.com, Inc	12,895
2,473	*	SonicWALL, Inc	22,232
6,480	*	Sonus Networks, Inc	32,076
1,566	*	Sotheby's Holdings, Inc (Class A)	41,108
1,706	*	Spherion Corp	15,559
496	*	SPSS, Inc	15,941
995	*	SRA International, Inc (Class A)	26,497
278	*	SSA Global Technologies, Inc	5,387
227		Startek, Inc	3,394
472		Stellent, Inc	4,508
186	*	Stratasys, Inc	5,480
89,197	*	Sun Microsystems, Inc	370,168
2,450	*	Sybase, Inc	47,530
984	*	SYKES Enterprises, Inc	15,901
27,017	*	Symantec Corp	419,844
319	*	SYNNEX Corp	6,048
4,000	*	Synopsys, Inc	75,080
77		Syntel, Inc	1,575
2,005	*	Take-Two Interactive Software, Inc	21,373
414	*	TAL International Group, Inc	9,977
819		Talx Corp	17,912
1,044	*	TeleTech Holdings, Inc	13,217
465		TheStreet.com, Inc	5,961
1,845	*	THQ, Inc	39,852
5,605	*	TIBCO Software, Inc	39,515
614	*	TNS, Inc	12,704
1,127		Total System Services, Inc	21,695
466	*	TradeStation Group, Inc	5,904
1,060	*	Transaction Systems Architects, Inc	44,191
200	*	Travelzoo, Inc	6,068
1,400	*	Trizetto Group, Inc	20,706
431	*	Ultimate Software Group, Inc	8,258
9,103	*	Unisys Corp	57,167
1,499		United Online, Inc	17,988
1,750	*	United Rentals, Inc	55,965
780	*	Universal Compression Holdings, Inc	49,117
1,608	*	VA Software Corp	6,239
2,642	*	Valueclick, Inc	40,555
611	*	Vasco Data Security International	5,102
223	*	Verint Systems, Inc	6,509
6,434	*	VeriSign, Inc	149,076
190	*	Vertrue, Inc	8,176
657		Viad Corp	20,564
687	*	Vignette Corp	10,016
135	*	Volt Information Sciences, Inc	6,291
14,073		Waste Management, Inc	504,939
1,082	*	WebEx Communications, Inc	38,454
129	*	WebMD Health Corp	6,102
1,434	*	webMethods, Inc	14,154

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,200	*	Websense, Inc	$24,648
400	*	WebSideStory, Inc	4,880
2,000	*	Wind River Systems, Inc	17,800
864	*	Witness Systems, Inc	17,427
36,362	*	Yahoo!, Inc	1,199,946
		TOTAL BUSINESS SERVICES	25,942,549

CHEMICALS AND ALLIED PRODUCTS - 9.19%
39,401		Abbott Laboratories	1,718,278
600	*	Abraxis BioScience, Inc	14,304
605	*	Acadia Pharmaceuticals, Inc	5,106
300	*	Adams Respiratory Therapeutics, Inc	13,386
399	*	Adeza Biomedical Corp	5,594
1,486	*	Adolor Corp	37,165
210	*	Advanced Magnetics, Inc	6,346
1,393	*	ADVENTRX Pharmaceuticals, Inc	4,416
5,786		Air Products & Chemicals, Inc	369,841
646	*	Albany Molecular Research, Inc	6,899
948		Albemarle Corp	45,390
1,891		Alberto-Culver Co	92,130
811	*	Alexion Pharmaceuticals, Inc	29,293
2,524	*	Alkermes, Inc	47,754
817	*	Alnylam Pharmaceuticals, Inc	12,320
1,204		Alpharma, Inc (Class A)	28,944
1,136	*	American Oriental Bioengineering, Inc	6,282
362		American Vanguard Corp	5,604
30,509	*	Amgen, Inc	1,990,102
1,868	*	Andrx Corp	43,319
530		Arch Chemicals, Inc	19,107
941	*	Arena Pharmaceuticals, Inc	10,897
672	*	Array Biopharma, Inc	5,779
941	*	Atherogenics, Inc	12,280
710	*	AVANIR Pharmaceuticals	4,856
2,434		Avery Dennison Corp	141,318
1,330	*	AVI BioPharma, Inc	4,988
11,620		Avon Products, Inc	360,220
303		Balchem Corp	6,818
2,689	*	Barr Pharmaceuticals, Inc	128,238
345	*	Bentley Pharmaceuticals, Inc	3,781
590	*	BioCryst Pharmaceuticals, Inc	8,455
1,246	*	Bioenvision, Inc	6,641
9,038	*	Biogen Idec, Inc	418,731
2,402	*	BioMarin Pharmaceuticals, Inc	34,517
50,930		Bristol-Myers Squibb Co	1,317,050
1,771		Cabot Corp	61,135
828		Calgon Carbon Corp	5,043
692		Cambrex Corp	14,414
700	*	Caraco Pharmaceutical Laboratories Ltd	6,405
1,838		Celanese Corp (Series A)	37,532
922	*	Cell Genesys, Inc	4,628
1,633	*	Cephalon, Inc	98,143
1,411		CF Industries Holdings, Inc	20,121
1,794	*	Charles River Laboratories International, Inc	66,019
380	*	Chattem, Inc	11,541

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
5,934		Chemtura Corp	$55,424
1,719		Church & Dwight Co, Inc	62,606
3,940		Clorox Co	240,222
477	*	Coley Pharmaceutical Group, Inc	5,509
13,287		Colgate-Palmolive Co	795,891
618	*	Combinatorx, Inc	5,432
900	*	Connetics Corp	10,584
701	*	Conor Medsystems, Inc	19,341
500	*	Cotherix, Inc	4,305
1,403	*	Cubist Pharmaceuticals, Inc	35,328
827	*	Cypress Bioscience, Inc	5,078
1,142		Cytec Industries, Inc	61,280
2,200		Dade Behring Holdings, Inc	91,608
1,627	*	Dendreon Corp	7,875
584		Diagnostic Products Corp	33,971
395	*	Digene Corp	15,302
24,825		Dow Chemical Co	968,920
23,779		Du Pont (E.I.) de Nemours & Co	989,206
855	*	Durect Corp	3,309
2,181		Eastman Chemical Co	117,774
4,655		Ecolab, Inc	188,900
25,384		Eli Lilly & Co	1,402,974
562	*	Elizabeth Arden, Inc	10,049
594	*	Emisphere Technologies, Inc	5,067
1,500	*	Encysive Pharmaceuticals, Inc	10,395
1,167	*	Enzon Pharmaceuticals, Inc	8,799
3,214		Estee Lauder Cos (Class A)	124,285
943		Ferro Corp	15,050
979		FMC Corp	63,038
8,440	*	Forest Laboratories, Inc	326,544
12,087	*	Genentech, Inc	988,717
624	*	Genitope Corp	3,944
3,482	*	Genta, Inc	5,710
6,723	*	Genzyme Corp	410,439
876		Georgia Gulf Corp	21,918
1,870	*	Geron Corp	12,903
11,818	*	Gilead Sciences, Inc	699,153
790		H.B. Fuller Co	34,420
732	*	Hana Biosciences, Inc	6,639
2,712	*	Hercules, Inc	41,385
450	*	Hi-Tech Pharmacal Co, Inc	7,457
4,106	*	Hospira, Inc	176,312
3,724	*	Human Genome Sciences, Inc	39,847
2,306	*	Huntsman Corp	39,940
333	*	Idenix Pharmaceuticals, Inc	3,130
846	*	Idexx Laboratories, Inc	63,560
1,739	*	ImClone Systems, Inc	67,195
1,734	*	Immucor, Inc	33,345
1,204	*	Indevus Pharmaceuticals, Inc	6,586
145		Innospec, Inc	3,686
143		Inter Parfums, Inc	2,462
672	*	InterMune, Inc	11,054
2,470		International Flavors & Fragrances, Inc	87,043
718	*	Inverness Medical Innovations, Inc	20,269

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,376	*	Invitrogen Corp	$90,912
6,296	*	King Pharmaceuticals, Inc	107,032
256		Koppers Holdings, Inc	5,117
480	*	Kos Pharmaceuticals, Inc	18,058
47		Kronos Worldwide, Inc	1,375
1,171	*	KV Pharmaceutical Co (Class A)	21,851
1,854		Lubrizol Corp	73,882
5,561		Lyondell Chemical Co	126,012
758		MacDermid, Inc	21,830
400		Mannatech, Inc	5,044
500	*	MannKind Corp	10,655
800	*	Martek Biosciences Corp	23,160
3,148	*	Medarex, Inc	30,252
1,220	*	Medicines Co	23,851
1,487		Medicis Pharmaceutical Corp (Class A)	35,688
299	*	Medifast, Inc	5,343
6,627	*	Medimmune, Inc	179,592
56,342		Merck & Co, Inc	2,052,539
424		Meridian Bioscience, Inc	10,579
2,000	*	MGI Pharma, Inc	43,000
8,169	*	Millennium Pharmaceuticals, Inc	81,445
579		Minerals Technologies, Inc	30,108
300	*	Momenta Pharmaceuticals, Inc	3,813
6,991		Monsanto Co	588,572
3,476	*	Mosaic Co	54,399
5,545		Mylan Laboratories, Inc	110,900
1,096	*	Myogen, Inc	31,784
1,400	*	Nabi Biopharmaceuticals	8,036
2,743	*	Nalco Holding Co	48,359
460	*	Nastech Pharmaceutical Co, Inc	7,268
1,623	*	NBTY, Inc	38,806
1,057	*	Neurocrine Biosciences, Inc	11,204
400	*	New River Pharmaceuticals, Inc	11,400
538		NewMarket Corp	26,394
82		NL Industries, Inc	882
536	*	Northfield Laboratories, Inc	5,301
1,579	*	Novavax, Inc	7,958
885	*	Noven Pharmaceuticals, Inc	15,842
1,049	*	NPS Pharmaceuticals, Inc	5,119
1,348	*	Nuvelo, Inc	22,444
1,642		Olin Corp	29,441
890	*	OM Group, Inc	27,457
1,063	*	Omnova Solutions, Inc	6,038
939	*	Onyx Pharmaceuticals, Inc	15,803
970	*	OraSure Technologies, Inc	9,234
1,507	*	OSI Pharmaceuticals, Inc	49,671
558	*	Pacific Ethanol, Inc	12,901
1,000	*	Pain Therapeutics, Inc	8,350
1,282	*	Panacos Pharmaceuticals, Inc	7,077
915	*	Par Pharmaceutical Cos, Inc	16,891
695	*	Parexel International Corp	20,051
400	*	Parlux Fragrances, Inc	3,876
2,955	*	PDL BioPharma, Inc	54,402
700	*	Penwest Pharmaceuticals Co	15,281

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
4,436	*	Peregrine Pharmaceuticals, Inc	$7,053
2,191		Perrigo Co	35,275
473	*	PetMed Express, Inc	5,189
189,149		Pfizer, Inc	4,439,327
635	*	Pharmion Corp	10,814
291	*	Pioneer Cos, Inc	7,938
1,878	*	PolyOne Corp	16,489
607	*	Pozen, Inc	4,273
4,332		PPG Industries, Inc	285,912
8,342		Praxair, Inc	450,468
733	*	Prestige Brands Holdings, Inc	7,308
84,356		Procter & Gamble Co	4,690,194
616	*	Progenics Pharmaceuticals, Inc	14,821
791	*	Quidel Corp	7,515
502	*	Renovis, Inc	7,686
4,544	*	Revlon, Inc (Class A)	5,725
849	*	Rockwood Holdings, Inc	19,535
4,207		Rohm & Haas Co	210,855
3,267		RPM International, Inc	58,806
1,014	*	Salix Pharmaceuticals Ltd	12,472
1,168	*	Santarus, Inc	7,767
38,279		Schering-Plough Corp	728,449
739	*	Sciele Pharma, Inc	17,137
1,136		Scotts Miracle-Gro Co (Class A)	48,076
1,177		Sensient Technologies Corp	24,611
2,817	*	Sepracor, Inc	160,963
919	*	Serologicals Corp	28,893
1,764		Sigma-Aldrich Corp	128,137
1,015	*	Sirna Therapeutics, Inc	5,786
601	*	Solexa, Inc	5,109
422		Stepan Co	13,327
1,247	*	SuperGen, Inc	4,527
371	*	SurModics, Inc	13,397
603	*	Tanox, Inc	8,339
1,073		Tronox, Inc	14,131
1,322		UAP Holding Corp	28,833
700	*	United Therapeutics Corp	40,439
238	*	USANA Health Sciences, Inc	9,020
2,541		USEC, Inc	30,111
2,420		Valeant Pharmaceuticals International	40,946
2,627		Valspar Corp	69,379
2,139	*	VCA Antech, Inc	68,298
2,848	*	Vertex Pharmaceuticals, Inc	104,550
1,755	*	Viropharma, Inc	15,128
2,734	*	Watson Pharmaceuticals, Inc	63,648
346		Westlake Chemical Corp	10,311
1,796	*	WR Grace & Co	21,013
34,749		Wyeth	1,543,203
424	*	Xenoport, Inc	7,679
960	*	Zymogenetics, Inc	18,211
		TOTAL CHEMICALS AND ALLIED PRODUCTS	33,611,662

COAL MINING - 0.27%
1,341	*	Alpha Natural Resources, Inc	26,310

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
3,620		Arch Coal, Inc	$153,379
4,758		Consol Energy, Inc	222,294
1,177		Foundation Coal Holdings, Inc	55,237
2,929	*	International Coal Group, Inc	21,060
340	*	James River Coal Co	9,007
2,003		Massey Energy Co	72,108
6,820		Peabody Energy Corp	380,215
479		Penn Virginia Corp	33,473
		TOTAL COAL MINING	973,083

COMMUNICATIONS - 4.69%
800		Alaska Communications Systems Group, Inc	10,120
9,968		Alltel Corp	636,257
10,830	*	American Tower Corp (Class A)	337,030
780		Anixter International, Inc	37,019
100,463		AT&T, Inc	2,801,913
447	*	Audiovox Corp (Class A)	6,106
12,243	*	Avaya, Inc	139,815
46,778		BellSouth Corp	1,693,364
1,468	*	Brightpoint, Inc	19,862
5,599		Cablevision Systems Corp (Class A)	120,099
422	*	Cbeyond Communications, Inc	9,204
17,641		CBS Corp	477,189
573		Centennial Communications Corp	2,980
3,112		CenturyTel, Inc	115,611
7,200	*	Charter Communications, Inc (Class A)	8,136
6,901	*	Cincinnati Bell, Inc	28,294
1,135		Citadel Broadcasting Corp	10,102
8,886		Citizens Communications Co	115,962
12,988		Clear Channel Communications, Inc	401,979
50,301	*	Comcast Corp (Class A)	1,646,855
582		Commonwealth Telephone Enterprises, Inc	19,299
400		Consolidated Communications Holdings, Inc	6,652
7,515	*	Covad Communications Group, Inc	15,105
864	*	Cox Radio, Inc (Class A)	12,459
5,707	*	Crown Castle International Corp	197,120
240	*	Crown Media Holdings, Inc (Class A)	989
470		CT Communications, Inc	10,749
1,076	*	Cumulus Media, Inc (Class A)	11,481
20,778	*	DIRECTV Group, Inc	342,837
4,000	*	Dobson Communications Corp (Class A)	30,920
5,388	*	EchoStar Communications Corp (Class A)	166,004
3,848	*	Embarq Corp	157,730
1,072	*	Emmis Communications Corp (Class A)	16,766
1,021		Entercom Communications Corp	26,709
1,997	*	Entravision Communications Corp (Class A)	17,114
700		Fairpoint Communications, Inc	10,080
1,410	*	First Avenue Networks, Inc	15,341
168	*	Fisher Communications, Inc	7,078
3,778	*	Foundry Networks, Inc	40,273
1,242	*	General Communication, Inc (Class A)	15,301
1,764		Global Payments, Inc	85,642
565		Golden Telecom, Inc	14,323
1,071		Gray Television, Inc	6,201

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
848		Hearst-Argyle Television, Inc	$18,707
4,684	*	IAC/InterActiveCorp	124,079
1,514	*	IDT Corp (Class B)	20,878
413	*	InPhonic, Inc	2,602
600		Iowa Telecommunications Services, Inc	11,352
428	*	iPCS, Inc	20,672
1,234	*	j2 Global Communications, Inc	38,525
1,136	*	Leap Wireless International, Inc	53,903
21,829	*	Level 3 Communications, Inc	96,921
12,215	*	Liberty Global, Inc	262,623
3,648	*	Liberty Media Holding Corp (Capital)	305,593
18,244	*	Liberty Media Holding Corp (Interactive)	314,891
703	*	Lightbridge, Inc	9,104
717	*	Lin TV Corp (Class A)	5,413
281	*	Lodgenet Entertainment Corp	5,241
1,415	*	Mastec, Inc	18,692
1,695	*	Mediacom Communications Corp	10,560
1,612	*	NeuStar, Inc	54,405
3,554	*	NII Holdings, Inc (Class B)	200,375
356		North Pittsburgh Systems, Inc	9,811
1,100	*	Novatel Wireless, Inc	11,418
377	*	NTELOS Holdings Corp	5,448
1,770		PanAmSat Holding Corp	44,215
1,417	*	Pegasus Wireless Corp	12,668
1,221	*	Price Communications Corp	20,696
40,227	*	Qwest Communications International, Inc	325,436
1,864	*	Radio One, Inc (Class D)	13,794
597	*	RCN Corp	14,883
270		Salem Communications Corp (Class A)	3,513
212	*	SAVVIS, Inc	6,277
2,662	*	SBA Communications Corp	69,585
288		Shenandoah Telecom Co	13,536
1,294		Sinclair Broadcast Group, Inc (Class A)	11,077
1,300	*	Spanish Broadcasting System, Inc (Class A)	6,643
74,817		Sprint Nextel Corp	1,495,592
581		SureWest Communications	11,225
449	*	Syniverse Holdings, Inc	6,600
1,014	*	Talk America Holdings, Inc	6,277
2,830		Telephone & Data Systems, Inc	117,162
900	*	Terremark Worldwide, Inc	3,240
2,300	*	TiVo, Inc	16,445
1,981	*	Ubiquitel, Inc	20,484
5,554	*	Univision Communications, Inc (Class A)	186,059
403	*	US Cellular Corp	24,422
665		USA Mobility, Inc	11,039
800		Valor Communications Group, Inc	9,160
75,308		Verizon Communications, Inc	2,522,073
16,382	*	Viacom, Inc	587,131
798	*	Vonage Holdings Corp	6,855
774	*	West Corp	37,082
1,100	*	Wireless Facilities, Inc	3,025
6,559	*	XM Satellite Radio Holdings, Inc	96,089
		TOTAL COMMUNICATIONS	17,147,566

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
DEPOSITORY INSTITUTIONS - 10.24%
187		1st Source Corp	$6,326
254	*	ACE Cash Express, Inc	7,435
336		Alabama National Bancorp	22,898
806		Amcore Financial, Inc	23,624
183		AmericanWest Bancorp	4,154
162		Ameris Bancorp	3,749
8,939		AmSouth Bancorp	236,437
495		Anchor Bancorp Wisconsin, Inc	14,934
138		Arrow Financial Corp	3,785
3,411		Associated Banc-Corp	107,549
2,359		Astoria Financial Corp	71,832
106		Bancfirst Corp	4,744
270	*	Bancorp, Inc	6,753
2,175		Bancorpsouth, Inc	59,269
300		BancTrust Financial Group, Inc	7,041
1,582		Bank Mutual Corp	19,332
117,807		Bank of America Corp	5,666,517
378		Bank of Granite Corp	7,874
1,361		Bank of Hawaii Corp	67,506
19,667		Bank of New York Co, Inc	633,277
500		Bank of the Ozarks, Inc	16,650
1,300		BankAtlantic Bancorp, Inc (Class A)	19,292
700		BankFinancial Corp	12,110
878		BankUnited Financial Corp (Class A)	26,797
400		Banner Corp	15,416
14,107		BB&T Corp	586,710
145		Berkshire Hills Bancorp, Inc	5,145
605		BOK Financial Corp	30,050
878		Boston Private Financial Holdings, Inc	24,496
2,000		Brookline Bancorp, Inc	27,540
194		Cadence Financial Corp	4,320
310		Camden National Corp	12,369
401		Capital City Bank Group, Inc	12,110
239		Capital Corp of the West	7,648
321		Capitol Bancorp Ltd	12,503
610		Capitol Federal Financial	20,917
700		Cardinal Financial Corp	8,134
577		Cascade Bancorp	16,450
97		Cass Information Systems, Inc	4,723
1,326		Cathay General Bancorp	48,240
1,500	*	Centennial Bank Holdings, Inc	15,510
297		Center Financial Corp	7,021
226		Centerstate Banks of Florida, Inc	4,633
793		Central Pacific Financial Corp	30,689
149		Charter Financial Corp	5,880
654		Chemical Financial Corp	20,012
1,202		Chittenden Corp	31,072
128,329		Citigroup, Inc	6,190,591
1,103		Citizens Banking Corp	26,924
221		Citizens First Bancorp, Inc	5,903
400		City Bank	18,664
463		City Holding Co	16,733
1,146		City National Corp	74,593

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
176		Coastal Financial Corp	$2,295
386		CoBiz, Inc	8,693
3,766		Colonial Bancgroup, Inc	96,711
253		Columbia Bancorp	6,343
530		Columbia Banking System, Inc	19,811
4,194		Comerica, Inc	218,046
4,714		Commerce Bancorp, Inc	168,148
1,582		Commerce Bancshares, Inc	79,179
1,023		Commercial Capital Bancorp, Inc	16,112
158	*	Community Bancorp	4,911
131		Community Bancorp, Inc	5,543
910		Community Bank System, Inc	18,355
457		Community Banks, Inc	11,882
435		Community Trust Bancorp, Inc	15,195
3,348		Compass Bancshares, Inc	186,149
940		Corus Bankshares, Inc	24,609
1,354		Cullen/Frost Bankers, Inc	77,584
1,583		CVB Financial Corp	24,790
759		Dime Community Bancshares	10,300
476		Downey Financial Corp	32,297
1,506		East West Bancorp, Inc	57,092
214		Enterprise Financial Services Corp	5,446
815	*	Euronet Worldwide, Inc	31,272
112		Farmers Capital Bank Corp	3,668
750		Fidelity Bankshares, Inc	23,865
12,324		Fifth Third Bancorp	455,372
450		First Bancorp	9,450
2,064		First Bancorp	19,195
211		First Busey Corp (Class A)	4,319
859		First Charter Corp	21,071
140		First Citizens Bancshares, Inc (Class A)	28,070
1,674		First Commonwealth Financial Corp	21,260
499		First Community Bancorp, Inc	29,481
243		First Community Bancshares, Inc	8,017
973		First Financial Bancorp	14,507
620		First Financial Bankshares, Inc	22,655
446		First Financial Corp	13,384
450		First Financial Holdings, Inc	14,400
3,292		First Horizon National Corp	132,338
442		First Indiana Corp	11,505
380		First Merchants Corp	9,238
1,305		First Midwest Bancorp, Inc	48,389
2,877		First Niagara Financial Group, Inc	40,336
237		First Oak Brook Bancshares, Inc	8,769
398		First Place Financial Corp	9,158
100	*	First Regional Bancorp	8,800
510		First Republic Bank	23,358
300		First South Bancorp, Inc	10,269
400		First State Bancorporation	9,512
369	*	FirstFed Financial Corp	21,280
2,164		FirstMerit Corp	45,314
365		Flag Financial Corp	7,099
900		Flagstar Bancorp, Inc	14,364
590		Flushing Financial Corp	10,596

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,224		FNB Corp	$19,302
179		FNB Corp	6,623
529	*	Franklin Bank Corp	10,681
1,741		Fremont General Corp	32,313
624		Frontier Financial Corp	21,210
4,143		Fulton Financial Corp	65,957
150		GB&T Bancshares, Inc	3,264
1,013		Glacier Bancorp, Inc	29,651
6,606		Golden West Financial Corp	490,165
250		Great Southern Bancorp, Inc	7,633
1,352		Greater Bay Bancorp	38,870
226		Greene County Bancshares, Inc	6,997
766		Hancock Holding Co	42,896
1,034		Hanmi Financial Corp	20,101
748		Harbor Florida Bancshares, Inc	27,781
772		Harleysville National Corp	16,374
459		Heartland Financial USA, Inc	12,232
311		Heritage Commerce Corp	7,710
261		Horizon Financial Corp	7,159
15,008		Hudson City Bancorp, Inc	200,057
6,493		Huntington Bancshares, Inc	153,105
228		IBERIABANK Corp	13,119
283		Independent Bank Corp	9,189
470		Independent Bank Corp	12,361
1,712		IndyMac Bancorp, Inc	78,495
667		Integra Bank Corp	14,507
325		Interchange Financial Services Corp	7,313
1,178		International Bancshares Corp	32,371
124	*	Intervest Bancshares Corp	5,022
1,375	*	Investors Bancorp, Inc	18,631
1,743		Investors Financial Services Corp	78,261
441		Irwin Financial Corp	8,551
130		ITLA Capital Corp	6,835
89,699		JPMorgan Chase & Co	3,767,358
558		Kearny Financial Corp	8,258
10,438		Keycorp	372,428
600		KNBT Bancorp, Inc	9,912
583		Lakeland Bancorp, Inc	9,136
138		Lakeland Financial Corp	3,352
1,933		M&T Bank Corp	227,939
426		Macatawa Bank Corp	9,964
757		MAF Bancorp, Inc	32,430
294		MainSource Financial Group, Inc	5,124
6,413		Marshall & Ilsley Corp	293,331
597		MB Financial, Inc	21,110
600		MBT Financial Corp	9,600
10,679		Mellon Financial Corp	367,678
148		Mercantile Bank Corp	5,898
3,105		Mercantile Bankshares Corp	110,755
584		Mid-State Bancshares	16,352
427		Midwest Banc Holdings, Inc	9,501
800		Nara Bancorp, Inc	15,000
200		NASB Financial, Inc	6,754
14,768		National City Corp	534,454

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,208		National Penn Bancshares, Inc	$23,991
1,016		NBT Bancorp, Inc	23,602
1,241	*	Net 1 UEPS Technologies, Inc	33,941
1,289		NetBank, Inc	8,546
7,533		New York Community Bancorp, Inc	124,370
2,984		NewAlliance Bancshares, Inc	42,701
12,013		North Fork Bancorporation, Inc	362,432
216	*	Northern Empire Bancshares	5,184
5,342		Northern Trust Corp	295,413
480		Northwest Bancorp, Inc	12,720
375		OceanFirst Financial Corp	8,333
1,788		Old National Bancorp	35,706
254		Old Second Bancorp, Inc	7,874
333		Omega Financial Corp	10,426
478		Oriental Financial Group, Inc	6,099
1,210		Pacific Capital Bancorp	37,655
344		Park National Corp	33,991
1,309		Partners Trust Financial Group, Inc	14,936
236		Pennfed Financial Services, Inc	4,401
322		Peoples Bancorp, Inc	9,608
1,508		People's Bank	49,538
612		PFF Bancorp, Inc	20,294
300	*	Pinnacle Financial Partners, Inc	9,129
299		Placer Sierra Bancshares	6,934
7,466		PNC Financial Services Group, Inc	523,889
7,181		Popular, Inc	137,875
200		Preferred Bank	10,722
378		Premierwest Bancorp	5,455
400		PrivateBancorp, Inc	16,564
655		Prosperity Bancshares, Inc	21,543
780		Provident Bankshares Corp	28,384
1,599		Provident Financial Services, Inc	28,702
1,047		Provident New York Bancorp	13,841
738		R & G Financial Corp (Class B)	6,339
11,770		Regions Financial Corp	389,822
150		Renasant Corp	6,053
2,244		Republic Bancorp, Inc	27,803
115		Republic Bancorp, Inc (Class A)	2,369
318		Royal Bancshares of Pennsylvania (Class A)	7,721
701		S&T Bancorp, Inc	23,294
420		S.Y. Bancorp, Inc	11,542
404		Sandy Spring Bancorp, Inc	14,568
158		Santander BanCorp	3,890
319		SCBT Financial Corp	11,372
476		Seacoast Banking Corp of Florida	12,676
202		Security Bank Corp	4,499
220		Shore Bancshares, Inc	5,969
758	*	Signature Bank	24,544
456		Simmons First National Corp (Class A)	13,229
2,518		Sky Financial Group, Inc	59,450
201		Smithtown Bancorp, Inc	4,856
278		Sound Federal Bancorp, Inc	5,780
1,830		South Financial Group, Inc	48,330
315		Southside Bancshares, Inc	7,031

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
340		Southwest Bancorp, Inc	$8,670
9,975		Sovereign Bancorp, Inc	202,592
269		State National Bancshares, Inc	10,252
8,605		State Street Corp	499,864
504		Sterling Bancorp	9,828
1,322		Sterling Bancshares, Inc	24,788
721		Sterling Financial Corp	15,790
858		Sterling Financial Corp	26,178
278		Suffolk Bancorp	9,105
270		Summit Bancshares, Inc	5,727
363	*	Sun Bancorp, Inc	5,895
9,391		SunTrust Banks, Inc	716,158
445	*	Superior Bancorp	4,895
1,209		Susquehanna Bancshares, Inc	28,895
916	*	SVB Financial Group	41,641
6,990		Synovus Financial Corp	187,192
156		Taylor Capital Group, Inc	6,366
3,521		TCF Financial Corp	93,130
2,603		TD Banknorth, Inc	76,658
561	*	Texas Capital Bancshares, Inc	13,071
1,185		Texas Regional Bancshares, Inc (Class A)	44,935
238		Texas United Bancshares, Inc	6,700
700		TierOne Corp	23,639
268		Tompkins Trustco, Inc	11,524
360		Trico Bancshares	9,857
2,095		Trustco Bank Corp NY	23,087
1,343		Trustmark Corp	41,593
2,592		UCBH Holdings, Inc	42,872
770		UMB Financial Corp	25,672
1,513		Umpqua Holdings Corp	38,808
229		Union Bankshares Corp	9,879
1,400		UnionBanCal Corp	90,426
957		United Bankshares, Inc	35,055
790		United Community Banks, Inc	24,048
933		United Community Financial Corp	11,196
305		Univest Corp of Pennsylvania	8,424
45,949		US Bancorp	1,418,905
536		USB Holding Co, Inc	12,060
2,734		Valley National Bancorp	70,291
204		Vineyard National Bancorp	5,488
300	*	Virginia Commerce Bancorp	7,170
99		Virginia Financial Group, Inc	4,180
3,203		W Holding Co, Inc	21,300
41,520		Wachovia Corp	2,245,402
2,302		Washington Federal, Inc	53,383
24,799		Washington Mutual, Inc	1,130,338
378		Washington Trust Bancorp, Inc	10,478
1,357		Webster Financial Corp	64,376
43,367		Wells Fargo & Co	2,909,058
594		WesBanco, Inc	18,408
514		West Bancorporation, Inc	9,596
463		West Coast Bancorp	13,645
810		Westamerica Bancorporation	39,666
340	*	Western Alliance Bancorp	11,825

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
300		Westfield Financial, Inc	$8,700
1,690		Whitney Holding Corp	59,775
385		Willow Grove Bancorp, Inc	6,125
1,670		Wilmington Trust Corp	70,441
396		Wilshire Bancorp, Inc	7,136
687		Wintrust Financial Corp	34,934
197		WSFS Financial Corp	12,106
400		Yardville National Bancorp	14,292
2,777		Zions Bancorporation	216,439
		TOTAL DEPOSITORY INSTITUTIONS	37,471,616

EATING AND DRINKING PLACES - 0.94%
512	*	AFC Enterprises	6,528
2,086		Applebees International, Inc	40,093
2,995		Aramark Corp (Class B)	99,164
289	*	BJ's Restaurants, Inc	6,456
945		Bob Evans Farms, Inc	28,359
2,186		Brinker International, Inc	79,352
131	*	Buffalo Wild Wings, Inc	5,019
599	*	California Pizza Kitchen, Inc	16,461
819		CBRL Group, Inc	27,780
944	*	CEC Entertainment, Inc	30,321
206	*	Chipotle Mexican Grill, Inc	12,556
1,534		CKE Restaurants, Inc	25,480
869	*	Cosi, Inc	5,414
3,829		Darden Restaurants, Inc	150,863
2,338	*	Denny's Corp	8,627
801		Domino's Pizza, Inc	19,817
571		IHOP Corp	27,454
985	*	Jack in the Box, Inc	38,612
1,773	*	Krispy Kreme Doughnuts, Inc	14,432
601		Landry's Restaurants, Inc	19,502
325		Lone Star Steakhouse & Saloon, Inc	8,525
602	*	Luby's, Inc	6,279
302	*	McCormick & Schmick's Seafood Restaurants, Inc	7,188
32,169		McDonald's Corp	1,080,878
553	*	O'Charleys, Inc	9,401
1,645		OSI Restaurant Partners, Inc	56,917
570	*	Papa John's International, Inc	18,924
797	*	PF Chang's China Bistro, Inc	30,302
964	*	Rare Hospitality International, Inc	27,725
371	*	Red Robin Gourmet Burgers, Inc	15,790
1,586		Ruby Tuesday, Inc	38,714
330	*	Ruth's Chris Steak House, Inc	6,739
1,125	*	Ryan's Restaurant Group, Inc	13,399
2,219	*	Sonic Corp	46,133
19,866	*	Starbucks Corp	750,140
1,092	*	Texas Roadhouse, Inc (Class A)	14,764
2,120	*	The Cheesecake Factory, Inc	57,134
890	*	The Steak N Shake Co	13,475
836	*	Tim Hortons, Inc	21,527
1,594		Triarc Cos (Class B)	24,914
2,998		Wendy's International, Inc	174,753
7,017		Yum! Brands, Inc	352,745
		TOTAL EATING AND DRINKING PLACES	3,438,656

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
EDUCATIONAL SERVICES - 0.14%
3,600	*	Apollo Group, Inc (Class A)	$186,012
2,538	*	Career Education Corp	75,861
2,375	*	Corinthian Colleges, Inc	34,105
1,572	*	DeVry, Inc	34,537
470	*	Educate, Inc	3,600
1,129	*	ITT Educational Services, Inc	74,299
1,166	*	Laureate Education, Inc	49,707
381		Strayer Education, Inc	37,003
561	*	Universal Technical Institute, Inc	12,353
		TOTAL EDUCATIONAL SERVICES	507,477

ELECTRIC, GAS, AND SANITARY SERVICES - 4.08%
17,012	*	AES Corp	313,871
2,014		AGL Resources, Inc	76,774
4,238	*	Allegheny Energy, Inc	157,103
847		Allete, Inc	40,105
3,079		Alliant Energy Corp	105,610
6,436	*	Allied Waste Industries, Inc	73,113
5,204		Ameren Corp	262,802
400		American Ecology Corp	10,600
10,005		American Electric Power Co, Inc	342,671
401		American States Water Co	14,296
3,314		Aqua America, Inc	75,526
9,595	*	Aquila, Inc	40,395
2,086		Atmos Energy Corp	58,220
1,238		Avista Corp	28,264
875		Black Hills Corp	30,039
444		California Water Service Group	15,869
442		Cascade Natural Gas Corp	9,322
553	*	Casella Waste Systems, Inc (Class A)	7,239
8,025		Centerpoint Energy, Inc	100,313
467		CH Energy Group, Inc	22,416
400	*	Clean Harbors, Inc	16,124
1,455		Cleco Corp	33,829
5,689	*	CMS Energy Corp	73,616
6,344		Consolidated Edison, Inc	281,927
4,628		Constellation Energy Group, Inc	252,319
2,952	*	Covanta Holding Corp	52,103
227		Crosstex Energy, Inc	21,583
8,897		Dominion Resources, Inc	665,407
3,371		DPL, Inc	90,343
4,581		DTE Energy Co	186,630
32,089		Duke Energy Corp	942,454
1,878		Duquesne Light Holdings, Inc	30,874
8,957	*	Dynegy, Inc (Class A)	48,995
8,462		Edison International	330,018
17,266		El Paso Corp	258,990
1,465	*	El Paso Electric Co	29,534
665		Empire District Electric Co	13,666
1,914		Energen Corp	73,517
3,852		Energy East Corp	92,178

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
177		EnergySouth, Inc	$5,528
5,370		Entergy Corp	379,928
17,281		Exelon Corp	982,079
8,599		FirstEnergy Corp	466,152
10,416		FPL Group, Inc	431,014
2,033		Great Plains Energy, Inc	56,639
2,242		Hawaiian Electric Industries, Inc	62,574
1,026		Idacorp, Inc	35,182
300		ITC Holdings Corp	7,974
4,393		KeySpan Corp	177,477
2,750		Kinder Morgan, Inc	274,698
511		Laclede Group, Inc	17,558
3,099		MDU Resources Group, Inc	113,454
670		Metal Management, Inc	20,515
461		MGE Energy, Inc	14,360
7,740	*	Mirant Corp	207,432
2,122		National Fuel Gas Co	74,567
729		New Jersey Resources Corp	34,103
1,150		Nicor, Inc	47,725
7,047		NiSource, Inc	153,906
3,964		Northeast Utilities	81,936
689		Northwest Natural Gas Co	25,514
933		NorthWestern Corp	32,049
3,471	*	NRG Energy, Inc	167,233
2,778		NSTAR	79,451
2,378		OGE Energy Corp	83,301
2,944		Oneok, Inc	100,214
300		Ormat Technologies, Inc	11,445
890		Otter Tail Corp	24,324
1,085		Peoples Energy Corp	38,962
4,920		Pepco Holdings, Inc	116,014
9,026		PG&E Corp	354,541
90	*	Pico Holdings, Inc	2,903
2,097		Piedmont Natural Gas Co, Inc	50,957
400	*	Pike Electric Corp	7,704
2,464		Pinnacle West Capital Corp	98,338
1,364	*	Plug Power, Inc	6,370
1,795		PNM Resources, Inc	44,803
691		Portland General Electric Co	17,254
9,884		PPL Corp	319,253
6,543		Progress Energy, Inc	280,498
445	v*	Progress Energy, Inc	4
6,499		Public Service Enterprise Group, Inc	429,714
2,999		Puget Energy, Inc	64,419
2,210		Questar Corp	177,883
8,031	*	Reliant Energy, Inc	96,211
3,071		Republic Services, Inc	123,884
800		Resource America, Inc (Class A)	15,240
2,837		SCANA Corp	109,451
6,690		Sempra Energy	304,261
4,965	*	Sierra Pacific Resources	69,510
648		SJW Corp	16,492
672		South Jersey Industries, Inc	18,406
19,152		Southern Co	613,822

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,494		Southern Union Co	$67,509
1,030		Southwest Gas Corp	32,280
487		Southwest Water Co	5,829
1,143	*	Stericycle, Inc	74,409
1,592		Synagro Technologies, Inc	6,257
5,187		TECO Energy, Inc	77,494
11,838		TXU Corp	707,794
2,660		UGI Corp	65,489
345		UIL Holdings Corp	19,420
758		Unisource Energy Corp	23,612
2,064		Vectren Corp	56,244
1,137	*	Waste Connections, Inc	41,387
565	*	Waste Services, Inc	5,079
2,264		Westar Energy, Inc	47,657
1,633		Western Gas Resources, Inc	97,735
1,375		WGL Holdings, Inc	39,806
15,363		Williams Cos, Inc	358,880
3,053		Wisconsin Energy Corp	123,036
1,065		WPS Resources Corp	52,824
10,609		Xcel Energy, Inc	203,481
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	14,930,103

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 5.93%
722	*	Actel Corp	10,361
1,166		Acuity Brands, Inc	45,369
2,884	*	Adaptec, Inc	12,517
3,168	*	ADC Telecommunications, Inc	53,412
1,713		Adtran, Inc	38,423
938	*	Advanced Analogic Technologies, Inc	9,830
609	*	Advanced Energy Industries, Inc	8,063
12,477	*	Advanced Micro Devices, Inc	304,688
1,672	*	Aeroflex, Inc	19,512
4,755	*	Agere Systems, Inc	69,899
9,348	*	Altera Corp	164,057
4,357		American Power Conversion Corp	84,918
687	*	American Superconductor Corp	6,066
1,842		Ametek, Inc	87,274
982	*	AMIS Holdings, Inc	9,820
2,973	*	Amkor Technology, Inc	28,125
2,296		Amphenol Corp (Class A)	128,484
1,240	*	Anadigics, Inc	8,333
9,319		Analog Devices, Inc	299,513
4,336	*	Andrew Corp	38,417
9,310	*	Applied Micro Circuits Corp	25,416
3,169	*	Arris Group, Inc	41,577
1,331	*	Atheros Communications, Inc	25,236
11,901	*	Atmel Corp	66,051
973	*	ATMI, Inc	23,955
4,326	*	Avanex Corp	7,614
3,411	*	Avnet, Inc	68,288
1,162		AVX Corp	18,348
810		Baldor Electric Co	25,345
257		Bel Fuse, Inc (Class B)	8,432
1,878	*	Benchmark Electronics, Inc	45,297

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,449	*	Bookham, Inc	$4,869
11,700	*	Broadcom Corp (Class A)	351,585
1,990	*	Broadwing Corp	20,597
7,166	*	Brocade Communications Systems, Inc	43,999
580	*	CalAmp Corp	5,156
2,707	*	Capstone Turbine Corp	6,172
931	*	C-COR, Inc	7,187
673	*	Ceradyne, Inc	33,307
1,008	*	Checkpoint Systems, Inc	22,388
717	*	China BAK Battery, Inc	6,102
15,634	*	Ciena Corp	75,200
157,790	*	Cisco Systems, Inc	3,081,639
600	*	Color Kinetics, Inc	11,346
456	*	Comtech Telecommunications Corp	13,347
5,207	*	Comverse Technology, Inc	102,942
10,588	*	Conexant Systems, Inc	26,470
2,139	*	Cree, Inc	50,823
1,104		CTS Corp	16,439
360		Cubic Corp	7,060
3,443	*	Cypress Semiconductor Corp	50,061
513	*	Diodes, Inc	21,259
695	*	Ditech Networks, Inc	6,060
721	*	Dolby Laboratories, Inc (Class A)	16,799
795	*	DSP Group, Inc	19,756
473	*	DTS, Inc	9,214
1,002	*	Electro Scientific Industries, Inc	18,026
1,200	*	Emcore Corp	11,520
10,598		Emerson Electric Co	888,218
383	*	EMS Technologies, Inc	6,883
1,595	*	Energizer Holdings, Inc	93,419
1,010	*	Energy Conversion Devices, Inc	36,794
1,186	*	EnerSys	24,787
1,721	*	Evergreen Solar, Inc	22,339
901	*	Exar Corp	11,956
3,140	*	Fairchild Semiconductor International, Inc	57,054
4,657	*	Finisar Corp	15,228
576		Franklin Electric Co, Inc	29,745
10,624	*	Freescale Semiconductor, Inc (Class B)	312,346
1,189	*	FuelCell Energy, Inc	11,391
6,578	*	Gemstar-TV Guide International, Inc	23,155
625	*	Genlyte Group, Inc	45,269
2,670	*	GrafTech International Ltd	15,486
567	*	Greatbatch, Inc	13,381
1,753		Harman International Industries, Inc	149,654
2,383	*	Harmonic, Inc	10,676
3,396		Harris Corp	140,968
2,411	*	Hexcel Corp	37,877
332	*	Hittite Microwave Corp	12,005
21,374		Honeywell International, Inc	861,372
593	*	Hutchinson Technology, Inc	12,827
296	*	ID Systems, Inc	5,248
534	*	Ikanos Communications, Inc	8,111
1,062		Imation Corp	43,595
5,405	*	Integrated Device Technology, Inc	76,643

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
150,170		Intel Corp	$2,845,722
1,494	*	Interdigital Communications Corp	52,156
832	*	International DisplayWorks, Inc	4,326
1,847	*	International Rectifier Corp	72,181
3,852		Intersil Corp (Class A)	89,559
499		Inter-Tel, Inc	10,509
916	*	InterVoice, Inc	6,522
290	*	iRobot Corp	7,215
529	*	IXYS Corp	5,078
42,194	*	JDS Uniphase Corp	106,751
2,675	*	Kemet Corp	24,664
3,151		L-3 Communications Holdings, Inc	237,648
358	*	Lamson & Sessions Co	10,153
2,469	*	Lattice Semiconductor Corp	15,258
1,041		Lincoln Electric Holdings, Inc	65,219
7,834		Linear Technology Corp	262,361
463	*	Littelfuse, Inc	15,918
293	*	Loral Space & Communications, Inc	8,309
508		LSI Industries, Inc	8,631
10,469	*	LSI Logic Corp	93,698
114,997	*	Lucent Technologies, Inc	278,293
1,123	*	Mattson Technology, Inc	10,972
8,278		Maxim Integrated Products, Inc	265,807
375	*	Maxwell Technologies, Inc	7,361
3,375	*	McData Corp (Class A)	13,770
366	*	Medis Technologies Ltd	7,422
3,609	*	MEMC Electronic Materials, Inc	135,338
597	*	Mercury Computer Systems, Inc	9,188
1,436		Methode Electronics, Inc	15,092
160	*	Metrologic Instruments, Inc	2,402
1,757	*	Micrel, Inc	17,588
5,430		Microchip Technology, Inc	182,177
18,729	*	Micron Technology, Inc	282,059
1,829	*	Microsemi Corp	44,591
1,400	*	Microtune, Inc	8,764
2,839	*	Mindspeed Technologies, Inc	6,842
1,154	*	MIPS Technologies, Inc	7,005
696	*	Mobility Electronics, Inc	5,053
3,603		Molex, Inc	120,953
700	*	Monolithic Power Systems, Inc	8,281
1,067	*	Moog, Inc	36,513
603	*	MoSys, Inc	4,715
63,926		Motorola, Inc	1,288,109
2,667	*	MRV Communications, Inc	8,294
300	*	Multi-Fineline Electronix, Inc	9,957
128		National Presto Industries, Inc	6,692
8,803		National Semiconductor Corp	209,952
300	*	Netlogic Microsystems, Inc	9,675
9,543	*	Network Appliance, Inc	336,868
3,326	*	Novellus Systems, Inc	82,152
8,924	*	Nvidia Corp	189,992
1,567	*	Omnivision Technologies, Inc	33,095
3,389	*	ON Semiconductor Corp	19,927
2,142	*	Openwave Systems, Inc	24,719

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
752	*	Oplink Communications Inc	$13,769
517	*	Optical Communication Products, Inc	1,039
347	*	OSI Systems, Inc	6,166
400		Park Electrochemical Corp	10,300
474	*	Parkervision, Inc	4,313
271	*	Pericom Semiconductor Corp	2,249
1,081	*	Photronics, Inc	15,999
1,280		Plantronics, Inc	28,429
1,179	*	Plexus Corp	40,334
1,257	*	PLX Technology, Inc	15,361
4,913	*	PMC - Sierra, Inc	46,182
2,444	*	Polycom, Inc	53,572
391	*	Portalplayer, Inc	3,836
108	*	Powell Industries, Inc	2,584
690	*	Power Integrations, Inc	12,061
2,364	*	Power-One, Inc	15,602
2,962	*	Powerwave Technologies, Inc	27,013
4,162	*	QLogic Corp	71,753
43,270		Qualcomm, Inc	1,733,829
1,165	*	Quantum Fuel Systems Technologies Worldwide, Inc	3,961
3,459		RadioShack Corp	48,426
455	*	Radyne Corp	5,178
2,424	*	Rambus, Inc	55,291
354		Raven Industries, Inc	11,151
794		Regal-Beloit Corp	35,055
4,968	*	RF Micro Devices, Inc	29,659
4,414		Rockwell Collins, Inc	246,610
458	*	Rogers Corp	25,804
14,370	*	Sanmina-SCI Corp	66,102
1,640	*	Semtech Corp	23,698
2,200	*	Silicon Image, Inc	23,716
1,289	*	Silicon Laboratories, Inc	45,308
2,309	*	Silicon Storage Technology, Inc	9,375
642	*	Sirenza Microdevices, Inc	7,794
36,213	*	Sirius Satellite Radio, Inc	172,012
3,963	*	Skyworks Solutions, Inc	21,836
850	*	Spansion, Inc	13,549
1,075	*	Spectrum Brands, Inc	13,889
398	*	Standard Microsystems Corp	8,688
2,467	*	Stratex Networks, Inc	8,363
200	*	Sunpower Corp	5,604
400	*	Supertex, Inc	15,976
5,522	*	Sycamore Networks, Inc	22,419
1,400	*	Symmetricom, Inc	9,898
620	*	Synaptics, Inc	13,268
1,002		Technitrol, Inc	23,196
1,594	*	Tekelec	19,686
991		Teleflex, Inc	53,534
11,241	*	Tellabs, Inc	149,618
1,148	*	Tessera Technologies, Inc	31,570
40,216		Texas Instruments, Inc	1,218,143
1,611	*	Thomas & Betts Corp	82,644
5,130	*	Transmeta Corp	8,311
2,723	*	Transwitch Corp	5,746

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,456	*	Trident Microsystems, Inc	$27,635
2,542	*	Triquint Semiconductor, Inc	11,337
1,148	*	TTM Technologies, Inc	16,612
100	*	Ulticom, Inc	1,047
400	*	Universal Display Corp	5,324
400	*	Universal Electronics, Inc	7,084
2,735	*	Utstarcom, Inc	21,306
1,441	*	Varian Semiconductor Equipment Associates, Inc	46,991
559	*	Viasat, Inc	14,355
270		Vicor Corp	4,474
4,556	*	Vishay Intertechnology, Inc	71,666
392	*	Volterra Semiconductor Corp	5,982
1,812		Whirlpool Corp	149,762
9,056		Xilinx, Inc	205,118
652	*	Zhone Technologies, Inc	1,330
359	*	Zoltek Cos, Inc	10,731
1,164	*	Zoran Corp	28,332
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	21,688,441

ENGINEERING AND MANAGEMENT SERVICES - 0.82%
499	*	Advisory Board Co	23,997
2,951	*	Amylin Pharmaceuticals, Inc	145,691
1,934	*	Applera Corp (Celera Genomics Group)	25,045
1,473	*	Ariad Pharmaceuticals, Inc	6,643
462		CDI Corp	13,398
8,967	*	Celgene Corp	425,305
304	*	Cornell Cos, Inc	4,669
1,045		Corporate Executive Board Co	104,709
193	*	CRA International, Inc	8,712
1,159	*	CV Therapeutics, Inc	16,191
1,224	*	deCODE genetics, Inc	7,577
656	*	DiamondCluster International, Inc	5,196
2,311	*	Digitas, Inc	26,854
800	*	Diversa Corp	7,728
1,615	*	eResearch Technology, Inc	14,697
444	*	Essex Corp	8,178
2,026	*	Exelixis, Inc	20,361
338	*	Exponent, Inc	5,712
557	*	First Consulting Group, Inc	4,924
2,306		Fluor Corp	214,297
1,427	*	Gen-Probe, Inc	77,029
1,141	*	Harris Interactive, Inc	6,504
1,368	*	Hewitt Associates, Inc	30,753
446	*	Huron Consulting Group, Inc	15,650
1,608	*	ICOS Corp	35,360
1,684	*	Incyte Corp	7,746
688	*	Infrasource Services, Inc	12,528
2,316	*	Isis Pharmaceuticals, Inc	14,012
1,506	*	Jacobs Engineering Group, Inc	119,938
319	*	Kendle International, Inc	11,717
609	*	Keryx Biopharmaceuticals, Inc	8,648
230		Landauer, Inc	11,017
620	*	LECG Corp	11,451
1,784	*	Lexicon Genetics, Inc	7,832

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
800	*	Lifecell Corp	$24,736
563	*	Luminex Corp	9,791
643		MAXIMUS, Inc	14,885
393	*	Maxygen, Inc	2,940
3,141	*	Monogram Biosciences, Inc	6,219
6,283		Moody's Corp	342,172
265	*	MTC Technologies, Inc	6,262
1,022	*	Myriad Genetics, Inc	25,806
1,293	*	Navigant Consulting, Inc	29,286
692	*	Omnicell, Inc	9,563
8,644		Paychex, Inc	336,943
956	*	Per-Se Technologies, Inc	24,072
2,609		Pharmaceutical Product Development, Inc	91,628
4,074		Quest Diagnostics, Inc	244,114
1,461	*	Regeneron Pharmaceuticals, Inc	18,730
3,534	*	Rentech, Inc	16,433
1,302	*	Resources Connection, Inc	32,576
682	*	Rigel Pharmaceuticals, Inc	6,636
1,582	*	Savient Pharmaceuticals, Inc	8,306
539	*	Senomyx, Inc	7,778
551	*	SFBC International, Inc	8,353
2,024	*	Shaw Group, Inc	56,267
409	*	Sourcecorp	10,139
700	*	Symyx Technologies, Inc	16,905
325	*	Tejon Ranch Co	13,377
1,200	*	Telik, Inc	19,800
1,586	*	Tetra Tech, Inc	28,136
482	*	Trimeris, Inc	5,538
1,320	*	URS Corp	55,440
700		Washington Group International, Inc	37,338
1,094		Watson Wyatt & Co Holdings	38,443
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	3,008,681

ENVIRONMENTAL QUALITY AND HOUSING - 0.00% **
962	*	Home Solutions of America, Inc	5,936
		TOTAL ENVIRONMENTAL QUALITY AND HOUSING	5,936

FABRICATED METAL PRODUCTS - 0.41%
922	*	Alliant Techsystems, Inc	70,395
298		Ameron International Corp	19,972
919		Aptargroup, Inc	45,592
2,667		Ball Corp	98,786
500		CIRCOR International, Inc	15,245
3,196		Commercial Metals Co	82,137
325	*	Commercial Vehicle Group, Inc	6,721
1,378		Crane Co	57,325
4,584	*	Crown Holdings, Inc	71,373
400		Dynamic Materials Corp	13,492
1,009	*	Griffon Corp	26,335
100		Gulf Island Fabrication, Inc	2,004
12,891		Illinois Tool Works, Inc	612,323
367		Insteel Industries, Inc	8,881
2,538	*	Jacuzzi Brands, Inc	22,334
362	*	Ladish Co, Inc	13,564

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
201		Lifetime Brands, Inc	$4,356
913	*	Mobile Mini, Inc	26,714
657	*	Mueller Water Products, Inc	11,438
551	*	NCI Building Systems, Inc	29,297
2,626		Pentair, Inc	89,783
576		Silgan Holdings, Inc	21,318
954		Simpson Manufacturing Co, Inc	34,392
744	*	Smith & Wesson Holding Corp	6,116
1,508		Snap-On, Inc	60,953
2,026	*	Taser International, Inc	16,026
566		Valmont Industries, Inc	26,313
763		Watts Water Technologies, Inc (Class A)	25,599
		TOTAL FABRICATED METAL PRODUCTS	1,518,784

FOOD AND KINDRED PRODUCTS - 2.94%
19,951		Anheuser-Busch Cos, Inc	909,566
16,920		Archer Daniels Midland Co	698,458
300	*	Boston Beer Co, Inc (Class A)	8,787
651	*	Burger King Holdings, Inc	10,253
5,866		Campbell Soup Co	217,687
200		Coca-Cola Bottling Co Consolidated	10,154
52,607		Coca-Cola Co	2,263,153
7,894		Coca-Cola Enterprises, Inc	160,801
13,490		ConAgra Foods, Inc	298,264
5,012	*	Constellation Brands, Inc (Class A)	125,300
1,935		Corn Products International, Inc	59,211
1,501	*	Darling International, Inc	6,800
5,488		Del Monte Foods Co	61,630
401		Diamond Foods, Inc	6,444
300		Farmer Bros Co	6,504
1,356		Flowers Foods, Inc	38,836
8,804		General Mills, Inc	454,815
1,344	*	Gold Kist, Inc	17,969
8,652		H.J. Heinz Co	356,635
393	*	Hansen Natural Corp	74,815
4,466		Hershey Co	245,943
1,903		Hormel Foods Corp	70,677
296		Imperial Sugar Co	7,021
568		J&J Snack Foods Corp	18,784
1,464		J.M. Smucker Co	65,441
561	*	Jones Soda Co	5,049
6,375		Kellogg Co	308,741
5,444		Kraft Foods, Inc (Class A)	168,220
732		Lancaster Colony Corp	28,892
991		Lance, Inc	22,813
274	*	M&F Worldwide Corp	4,411
3,422		McCormick & Co, Inc	114,808
239		MGP Ingredients, Inc	5,550
1,229		Molson Coors Brewing Co (Class B)	83,425
283	*	Peet's Coffee & Tea, Inc	8,544
3,629		Pepsi Bottling Group, Inc	116,672
1,753		PepsiAmericas, Inc	38,759
42,659		PepsiCo, Inc	2,561,246
358		Premium Standard Farms, Inc	5,810

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
708	*	Ralcorp Holdings, Inc	$30,111
427		Reddy Ice Holdings, Inc	8,689
2,227		Reynolds American, Inc	256,773
466		Sanderson Farms, Inc	13,043
19,634		Sara Lee Corp	314,537
2,442	*	Smithfield Foods, Inc	70,403
923		Tootsie Roll Industries, Inc	26,887
1,164		Topps Co, Inc	9,568
784	*	TreeHouse Foods, Inc	18,730
5,837		Tyson Foods, Inc (Class A)	86,738
5,917		Wrigley (Wm.) Jr Co	268,395
		TOTAL FOOD AND KINDRED PRODUCTS	10,770,762

FOOD STORES - 0.27%
35		Arden Group, Inc (Class A)	3,961
453		Great Atlantic & Pacific Tea Co, Inc	10,292
636		Ingles Markets, Inc (Class A)	10,812
18,659		Kroger Co	407,886
839	*	Panera Bread Co (Class A)	56,414
588	*	Pantry, Inc	33,834
1,200	*	Pathmark Stores, Inc	11,292
1,005		Ruddick Corp	24,633
5,298		Supervalu, Inc	162,649
314		Weis Markets, Inc	12,937
3,598		Whole Foods Market, Inc	232,575
665	*	Wild Oats Markets, Inc	13,034
		TOTAL FOOD STORES	980,319

FORESTRY - 0.13%
1,965		Rayonier, Inc	74,493
6,321		Weyerhaeuser Co	393,482
		TOTAL FORESTRY	467,975

FURNITURE AND FIXTURES - 0.34%
2,006	*	BE Aerospace, Inc	45,857
856		Ethan Allen Interiors, Inc	31,287
1,351		Furniture Brands International, Inc	28,155
1,706		Herman Miller, Inc	43,964
1,519		Hillenbrand Industries, Inc	73,672
1,341		HNI Corp	60,814
164		Hooker Furniture Corp	2,750
1,255	*	Interface, Inc (Class A)	14,370
4,985		Johnson Controls, Inc	409,867
620		Kimball International, Inc (Class B)	12,220
1,120		La-Z-Boy, Inc	15,680
4,711		Leggett & Platt, Inc	117,681
10,256		Masco Corp	303,988
522		Sealy Corp	6,927
1,537	*	Select Comfort Corp	35,305
340		Stanley Furniture Co, Inc	8,150
1,121	*	Tempur-Pedic International, Inc	15,145
764	*	Williams Scotsman International, Inc	16,686
		TOTAL FURNITURE AND FIXTURES	1,242,518

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
FURNITURE AND HOMEFURNISHINGS STORES - 0.36%
7,282	*	Bed Bath & Beyond, Inc	$241,544
10,347		Best Buy Co, Inc	567,429
4,606		Circuit City Stores, Inc	125,375
707	*	Cost Plus, Inc	10,365
1,692	*	GameStop Corp	71,064
672	*	Guitar Center, Inc	29,884
768		Haverty Furniture Cos, Inc	12,050
864		Knoll, Inc	15,863
1,403	*	Mohawk Industries, Inc	98,701
2,367		Pier 1 Imports, Inc	16,522
741	*	Restoration Hardware, Inc	5,320
1,989		Steelcase, Inc (Class A)	32,719
668		Tuesday Morning Corp	8,784
2,484		Williams-Sonoma, Inc	84,580
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,320,200

GENERAL BUILDING CONTRACTORS - 0.36%
90	*	Avatar Holdings, Inc	5,127
1,053		Beazer Homes USA, Inc	48,301
344		Brookfield Homes Corp	11,335
165	*	Cavco Industries, Inc	7,333
3,132		Centex Corp	157,540
7,940		DR Horton, Inc	189,131
1,288	*	Hovnanian Enterprises, Inc (Class A)	38,743
2,070		KB Home	94,910
3,524		Lennar Corp (Class A)	156,360
325		Levitt Corp (Class A)	5,200
266		M/I Homes, Inc	9,331
139	v*	Mascotech (Escrow)	(0)
532		McGrath RentCorp	14,795
834		MDC Holdings, Inc	43,310
586	*	Meritage Homes Corp	27,689
120	*	NVR, Inc	58,950
429	*	Palm Harbor Homes, Inc	7,546
514	*	Perini Corp	11,565
5,494		Pulte Homes, Inc	158,172
1,222		Ryland Group, Inc	53,243
1,737		Standard-Pacific Corp	44,641
382		Technical Olympic USA, Inc	5,486
3,278	*	Toll Brothers, Inc	83,818
1,122		Walter Industries, Inc	64,683
909	*	WCI Communities, Inc	18,307
		TOTAL GENERAL BUILDING CONTRACTORS	1,315,516

GENERAL MERCHANDISE STORES - 1.79%
1,137	*	99 Cents Only Stores	11,893
3,096	*	Big Lots, Inc	52,880
1,740	*	BJ's Wholesale Club, Inc	49,329
801	*	Cabela's, Inc	15,427
1,339		Casey's General Stores, Inc	33,488
207	*	Conn's, Inc	5,496
12,163		Costco Wholesale Corp	694,872
1,749		Dillard's, Inc (Class A)	55,706

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
8,151		Dollar General Corp	$113,951
4,192		Family Dollar Stores, Inc	102,411
14,112		Federated Department Stores, Inc	516,499
1,283		Fred's, Inc	17,128
5,970		JC Penney Co, Inc	403,035
373	*	Retail Ventures, Inc	6,647
3,234		Saks, Inc	52,294
556		Stein Mart, Inc	8,229
22,418		Target Corp	1,095,568
11,817		TJX Cos, Inc	270,137
63,471		Wal-Mart Stores, Inc	3,057,398
		TOTAL GENERAL MERCHANDISE STORES	6,562,388

HEALTH SERVICES - 1.60%
1,059	*	Alliance Imaging, Inc	6,778
507	*	Amedisys, Inc	19,215
911	*	American Retirement Corp	29,853
5,438		AmerisourceBergen Corp	227,961
793	*	Amsurg Corp	18,041
1,196	*	Apria Healthcare Group, Inc	22,604
500	*	Bio-Reference Labs, Inc	10,880
315		Brookdale Senior Living, Inc	14,093
11,418		Caremark Rx, Inc	569,416
3,093		Cigna Corp	304,691
2,381	*	Community Health Systems, Inc	87,502
90	*	Corvel Corp	2,250
1,241	*	Covance, Inc	75,974
4,158	*	Coventry Health Care, Inc	228,441
941	*	Cross Country Healthcare, Inc	17,117
2,701	*	DaVita, Inc	134,240
1,437	*	Edwards Lifesciences Corp	65,283
604	*	Enzo Biochem, Inc	9,108
3,238	*	Express Scripts, Inc	232,294
817	*	Five Star Quality Care, Inc	9,044
517	*	Genesis HealthCare Corp	24,490
671	*	Gentiva Health Services, Inc	10,756
9,995		HCA, Inc	431,284
6,304		Health Management Associates, Inc (Class A)	124,252
867	*	Healthways, Inc	45,639
270	*	Horizon Health Corp	5,638
708	*	Kindred Healthcare, Inc	18,408
3,221	*	Laboratory Corp of America Holdings	200,443
604		LCA-Vision, Inc	31,958
294	*	LHC Group, Inc	5,856
1,383	*	LifePoint Hospitals, Inc	44,436
2,396	*	Lincare Holdings, Inc	90,665
959	*	Magellan Health Services, Inc	43,452
1,989		Manor Care, Inc	93,324
450	*	Matria Healthcare, Inc	9,639
7,816		McKesson Corp	369,540
170	*	Medcath Corp	3,203
7,788	*	Medco Health Solutions, Inc	446,097
175		National Healthcare Corp	7,796
2,300	*	Nektar Therapeutics	42,182

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
631	*	Odyssey HealthCare, Inc	$11,087
1,087		Option Care, Inc	13,022
1,266	*	Pediatrix Medical Group, Inc	57,350
1,358	*	Psychiatric Solutions, Inc	38,920
400	*	Radiation Therapy Services, Inc	10,764
500	*	RehabCare Group, Inc	8,690
1,449	*	Sierra Health Services, Inc	65,248
610	*	Stereotaxis, Inc	6,582
594	*	Sun Healthcare Group, Inc	5,162
1,145	*	Sunrise Senior Living, Inc	31,659
467	*	Symbion, Inc	9,695
12,116	*	Tenet Healthcare Corp	84,570
2,123	*	Triad Hospitals, Inc	84,028
1,188	*	United Surgical Partners International, Inc	35,723
1,141		Universal Health Services, Inc (Class B)	57,347
309	*	VistaCare, Inc (Class A)	3,739
16,397	*	WellPoint, Inc	1,193,210
		TOTAL HEALTH SERVICES	5,850,639

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
933		Granite Construction, Inc	42,237
529	*	Matrix Service Co	6,052
231	*	Sterling Construction Co, Inc	6,376
		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	54,665

HOLDING AND OTHER INVESTMENT OFFICES - 2.57%
1,000		Aames Investment Corp	4,990
690		Acadia Realty Trust	16,319
861	*	Affiliated Managers Group, Inc	74,812
695	*	Affordable Residential Communities	7,471
496		Agree Realty Corp	16,849
54	*	Alexander's, Inc	14,675
586		Alexandria Real Estate Equities, Inc	51,966
3,428		Allied Capital Corp	98,624
2,246		AMB Property Corp	113,535
400		American Campus Communities, Inc	9,940
3,293		American Financial Realty Trust	31,876
1,135		American Home Mortgage Investment Corp	41,836
4,212		Annaly Mortgage Management, Inc	53,956
1,284		Anthracite Capital, Inc	15,613
1,557		Anworth Mortgage Asset Corp	12,923
2,490		Apartment Investment & Management Co (Class A)	108,191
2,088		Apollo Investment Corp	38,586
197		Arbor Realty Trust, Inc	4,935
5,610		Archstone-Smith Trust	285,381
1,164		Ashford Hospitality Trust, Inc	14,690
1,906		AvalonBay Communities, Inc	210,842
1,443		BioMed Realty Trust, Inc	43,203
2,922		Boston Properties, Inc	264,149
2,273		Brandywine Realty Trust	73,122
1,328		BRE Properties, Inc (Class A)	73,040
1,452		Camden Property Trust	106,795
637		Capital Lease Funding, Inc	7,268
79		Capital Southwest Corp	8,252

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
373		Capital Trust, Inc	$13,286
1,526		CarrAmerica Realty Corp	67,983
1,657		CBL & Associates Properties, Inc	64,507
777		Cedar Shopping Centers, Inc	11,437
309		CentraCore Properties Trust	7,648
300		Cherokee, Inc	12,408
1,100		Colonial Properties Trust	54,340
336		Compass Diversified Trust	4,795
957		Corporate Office Properties Trust	40,271
936		Cousins Properties, Inc	28,950
2,446		Crescent Real Estate Equities Co	45,398
1,329		Deerfield Triarc Capital Corp	17,250
2,785		Developers Diversified Realty Corp	145,321
1,659		DiamondRock Hospitality Co	24,570
300		Digital Realty Trust, Inc	7,407
3,479		Duke Realty Corp	122,287
570		EastGroup Properties, Inc	26,608
600		Education Realty Trust, Inc	9,990
87	*	Enstar Group, Inc	8,021
663		Entertainment Properties Trust	28,542
1,440		Equity Inns, Inc	23,846
476		Equity Lifestyle Properties, Inc	20,863
9,449		Equity Office Properties Trust	344,983
800		Equity One, Inc	16,720
7,552		Equity Residential	337,801
618		Essex Property Trust, Inc	69,006
1,100		Extra Space Storage, Inc	17,864
1,367		Federal Realty Investment Trust	95,690
1,572		FelCor Lodging Trust, Inc	34,175
1,272		Fieldstone Investment Corp	11,652
1,143		First Industrial Realty Trust, Inc	43,365
423		First Potomac Realty Trust	12,601
1,277		Franklin Street Properties Corp	25,131
3,885		Friedman Billings Ramsey Group, Inc	42,618
4,534		General Growth Properties, Inc	204,302
629		Getty Realty Corp	17,889
236		Gladstone Capital Corp	5,048
430		Gladstone Investment Corp	6,450
847		Glenborough Realty Trust, Inc	18,244
789		Glimcher Realty Trust	19,575
390		Global Signal, Inc	18,065
800		GMH Communities Trust	10,544
400		Gramercy Capital Corp	10,360
350		Harris & Harris Group, Inc	3,864
3,586		Health Care Property Investors, Inc	95,890
1,515		Health Care REIT, Inc	52,949
1,251		Healthcare Realty Trust, Inc	39,844
713		Heritage Property Investment Trust	24,898
706		Hersha Hospitality Trust	6,559
1,539		Highland Hospitality Corp	21,669
1,624		Highwoods Properties, Inc	58,756
926		Home Properties, Inc	51,402
1,700		HomeBanc Corp	13,498
1,756		Hospitality Properties Trust	77,124

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES	COMPANY	VALUE
13,364	Host Marriott Corp	$292,271
5,594	HRPT Properties Trust	64,667
2,165	IMPAC Mortgage Holdings, Inc	24,205
1,748	Inland Real Estate Corp	26,010
920	Innkeepers U.S.A. Trust	15,898
1,600	Investors Real Estate Trust	14,448
500	iShares Russell 2000 Index Fund	35,950
300	iShares Russell Midcap Index Fund	27,525
3,022	iStar Financial, Inc	114,081
674	JER Investors Trust, Inc	10,481
800	Kilroy Realty Corp	57,800
5,410	Kimco Realty Corp	197,411
700	Kite Realty Group Trust	10,913
2,071	KKR Financial Corp	43,098
931	LaSalle Hotel Properties	43,105
1,363	Lexington Corporate Properties Trust	29,441
2,352	Liberty Property Trust	103,958
597	LTC Properties, Inc	13,343
1,028	Luminent Mortgage Capital, Inc	9,519
1,853	Macerich Co	130,081
1,607	Mack-Cali Realty Corp	73,793
956	Maguire Properties, Inc	33,623
1,021	Medical Properties Trust, Inc	11,272
2,141	MFA Mortgage Investments, Inc	14,730
569	Mid-America Apartment Communities, Inc	31,722
1,511	Mills Corp	40,419
500	MortgageIT Holdings, Inc	6,030
913	National Health Investors, Inc	24,551
1,388	National Retail Properties, Inc	27,691
1,874	Nationwide Health Properties, Inc	42,184
1,272	New Century Financial Corp	58,194
2,873	New Plan Excel Realty Trust	70,934
1,140	Newcastle Investment Corp	28,865
496	Newkirk Realty Trust, Inc	8,611
700	NorthStar Realty Finance Corp	8,407
704	Novastar Financial, Inc	22,253
6,657	NTL, Inc	165,759
1,305	Omega Healthcare Investors, Inc	17,252
1,067	Pan Pacific Retail Properties, Inc	74,018
509	Parkway Properties, Inc	23,160
1,044	Pennsylvania Real Estate Investment Trust	42,146
4,762	Plum Creek Timber Co, Inc	169,051
1,037	Post Properties, Inc	47,018
1,045	Potlatch Corp	39,449
6,356	Prologis	331,275
437	PS Business Parks, Inc	25,783
2,174	Public Storage, Inc	165,007
731	RAIT Investment Trust	21,345
311	Ramco-Gershenson Properties	8,375
2,302	Realty Income Corp	50,414
2,127	Reckson Associates Realty Corp	88,015
514	Redwood Trust, Inc	25,099
1,682	Regency Centers Corp	104,536
650	Republic Property Trust	6,422

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
340		Saul Centers, Inc	$13,865
1,300		Saxon Capital, Inc	14,872
1,653		Senior Housing Properties Trust	29,605
1,309		Shurgard Storage Centers, Inc (Class A)	81,813
5,659		Simon Property Group, Inc	469,357
474		Sizeler Property Investors, Inc	7,612
1,116		SL Green Realty Corp	122,169
368		Sovran Self Storage, Inc	18,691
2,128		Spirit Finance Corp	23,961
478	*	Star Maritime Acquisition Corp	4,856
1,893		Strategic Hotel Capital, Inc	39,261
366		Sun Communities, Inc	11,906
1,496		Sunstone Hotel Investors, Inc	43,474
766		Tanger Factory Outlet Centers, Inc	24,795
273		Tarragon Corp	3,781
1,400		Taubman Centers, Inc	57,260
3,026		Thornburg Mortgage, Inc	84,335
2,431		Trizec Properties, Inc	69,624
1,750		Trustreet Properties, Inc	23,083
3,488		United Dominion Realty Trust, Inc	97,699
488		Universal Health Realty Income Trust	15,299
562		Urstadt Biddle Properties, Inc (Class A)	9,155
1,218		U-Store-It Trust	22,971
2,686		Ventas, Inc	91,002
3,188		Vornado Realty Trust	310,989
1,105		Washington Real Estate Investment Trust	40,554
2,101		Weingarten Realty Investors	80,426
524		Windrose Medical Properties Trust	7,650
600		Winston Hotels, Inc	7,350
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,397,126

HOTELS AND OTHER LODGING PLACES - 0.51%
632		Ameristar Casinos, Inc	12,292
950	*	Aztar Corp	49,362
469	*	Bluegreen Corp	5,375
1,136		Boyd Gaming Corp	45,849
890		Choice Hotels International, Inc	53,934
1,045	*	Gaylord Entertainment Co	45,604
665	*	Great Wolf Resorts, Inc	7,987
9,942		Hilton Hotels Corp	281,160
543	*	Isle of Capri Casinos, Inc	13,928
3,584	*	Las Vegas Sands Corp	279,050
530	*	Lodgian, Inc	7,553
485		Marcus Corp	10,127
8,814		Marriott International, Inc (Class A)	335,990
3,085	*	MGM Mirage	125,868
268	*	Monarch Casino & Resort, Inc	7,536
464	*	Morgans Hotel Group Co	7,220
300	*	Riviera Holdings Corp	6,060
5,627		Starwood Hotels & Resorts Worldwide, Inc	339,533
1,308		Station Casinos, Inc	89,049
720	*	Trump Entertainment Resorts, Inc	14,508
796	*	Vail Resorts, Inc	29,532
1,247	*	Wynn Resorts Ltd	91,405
		TOTAL HOTELS AND OTHER LODGING PLACES	1,858,922

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
INDUSTRIAL MACHINERY AND EQUIPMENT - 5.34%
19,464		3M Co	$1,572,107
128		Aaon, Inc	3,284
696		Actuant Corp	34,765
1,946	*	Advanced Digital Information Corp	22,904
2,424	*	AGCO Corp	63,800
741		Albany International Corp (Class A)	31,411
359	*	Allis-Chalmers Energy, Inc	4,879
4,597		American Standard Cos, Inc	198,912
190		Ampco-Pittsburgh Corp	5,444
21,956	*	Apple Computer, Inc	1,254,127
40,379		Applied Materials, Inc	657,370
455	*	Astec Industries, Inc	15,525
354	*	ASV, Inc	8,156
1,413	*	Asyst Technologies, Inc	10,640
2,844	*	Axcelis Technologies, Inc	16,780
1,961		Black & Decker Corp	165,626
472		Black Box Corp	18,092
776	*	Blount International, Inc	9,328
1,362		Briggs & Stratton Corp	42,372
2,121	*	Brooks Automation, Inc	25,028
796		Bucyrus International, Inc (Class A)	40,198
2,994	*	Cameron International Corp	143,023
813		Carlisle Cos, Inc	64,471
328		Cascade Corp	12,972
17,285		Caterpillar, Inc	1,287,387
1,514		CDW Corp	82,740
2,247	*	Cirrus Logic, Inc	18,291
465	*	Columbus McKinnon Corp	10,109
1,196		Cummins, Inc	146,211
1,061		Curtiss-Wright Corp	32,764
1,006	*	Cymer, Inc	46,739
6,056		Deere & Co	505,615
59,715	*	Dell, Inc	1,457,643
1,867		Diebold, Inc	75,838
1,931		Donaldson Co, Inc	65,403
5,306		Dover Corp	262,276
802	*	Dresser-Rand Group, Inc	18,831
288	*	Dril-Quip, Inc	23,743
3,925		Eaton Corp	295,945
1,285	*	Electronics for Imaging, Inc	26,831
61,277	*	EMC Corp	672,209
1,918	*	Emulex Corp	31,206
549	*	EnPro Industries, Inc	18,446
3,733	*	Entegris, Inc	35,575
2,903	*	Extreme Networks, Inc	12,076
322	*	Fargo Electronics, Inc	8,176
368	*	Flanders Corp	3,691
904	*	Flow International Corp	12,719
1,541	*	Flowserve Corp	87,683
1,696	*	FMC Technologies, Inc	114,412
1,308	*	Gardner Denver, Inc	50,358

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
6,285	*	Gateway, Inc	$11,942
261	*	Gehl Co	6,663
498	*	Global Imaging Systems, Inc	20,557
602	*	Goodman Global, Inc	9,138
125		Gorman-Rupp Co	3,325
1,799		Graco, Inc	82,718
3,382	*	Grant Prideco, Inc	151,345
72,458		Hewlett-Packard Co	2,295,469
465	*	Hydril	36,512
1,320		IDEX Corp	62,304
1,307	*	Intermec, Inc	29,983
40,022		International Business Machines Corp	3,074,490
8,769		International Game Technology	332,696
471	*	Intevac, Inc	10,211
4,717		Jabil Circuit, Inc	120,755
3,127		Joy Global, Inc	162,885
277	*	Kadant, Inc	6,371
816		Kaydon Corp	30,445
1,026		Kennametal, Inc	63,869
700	*	Komag, Inc	32,326
1,778	*	Kulicke & Soffa Industries, Inc	13,175
3,682	*	Lam Research Corp	171,655
264	*	LB Foster Co	6,407
1,559		Lennox International, Inc	41,282
2,777	*	Lexmark International, Inc	155,040
347		Lindsay Manufacturing Co	9,411
400		Lufkin Industries, Inc	23,772
1,577		Manitowoc Co, Inc	70,177
987	*	Micros Systems, Inc	43,112
126	*	Middleby Corp	10,907
907		Modine Manufacturing Co	21,188
142		Nacco Industries, Inc (Class A)	19,512
375	*	NATCO Group, Inc	15,075
909	*	Netgear, Inc	19,680
286		NN, Inc	3,532
806		Nordson Corp	39,639
1,282	*	Oil States International, Inc	43,947
3,241		Pall Corp	90,748
2,354	*	Palm, Inc	37,899
3,106		Parker Hannifin Corp	241,026
1,062	*	Paxar Corp	21,845
590	*	ProQuest Co	7,251
3,577	*	Quantum Corp	9,372
714	*	Rackable Systems, Inc	28,196
535	*	RBC Bearings, Inc	12,145
115		Robbins & Myers, Inc	3,006
4,581		Rockwell Automation, Inc	329,878
3,122	*	Safeguard Scientifics, Inc	6,744
5,016	*	SanDisk Corp	255,716
270		Sauer-Danfoss, Inc	6,863
706	*	Scansource, Inc	20,700
1,684	*	Scientific Games Corp (Class A)	59,984
200	*	Semitool, Inc	1,804
571	*	Sigma Designs, Inc	5,385

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
5,444		Smith International, Inc	$242,095
23,271	*	Solectron Corp	79,587
1,571		SPX Corp	87,897
344		Standex International Corp	10,440
2,097		Stanley Works	99,020
6,474		Symbol Technologies, Inc	69,854
367	*	Tecumseh Products Co (Class A)	7,046
234		Tennant Co	11,766
1,297	*	Terex Corp	128,014
2,153		Timken Co	72,147
1,189		Toro Co	55,526
341	*	TurboChef Technologies, Inc	3,792
810	*	Ultratech, Inc	12,749
3,445	*	Varian Medical Systems, Inc	163,121
1,003	*	VeriFone Holdings, Inc	30,571
719		Watsco, Inc	43,011
5,786	*	Western Digital Corp	114,621
900		Woodward Governor Co	27,459
1,879	*	Zebra Technologies Corp (Class A)	64,187
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	19,537,111

INSTRUMENTS AND RELATED PRODUCTS - 4.08%
492	*	Abaxis, Inc	11,006
429	*	Abiomed, Inc	5,564
266	*	ADE Corp	8,642
1,770	*	Advanced Medical Optics, Inc	89,739
1,784	*	Affymetrix, Inc	45,670
11,163	*	Agilent Technologies, Inc	352,304
1,500	*	Align Technology, Inc	11,085
3,874		Allergan, Inc	415,525
1,794	*	American Medical Systems Holdings, Inc	29,870
214	*	American Science & Engineering, Inc	12,395
360		Analogic Corp	16,780
700	*	Anaren, Inc	14,343
310	*	Angiodynamics, Inc	8,386
4,935		Applera Corp (Applied Biosystems Group)	159,647
232	*	Argon ST, Inc	6,178
547		Arrow International, Inc	17,980
700	*	Arthrocare Corp	29,407
449	*	Aspect Medical Systems, Inc	7,831
288		Badger Meter, Inc	7,776
2,673		Bard (C.R.), Inc	195,824
1,394		Bausch & Lomb, Inc	68,362
16,906		Baxter International, Inc	621,465
1,612		Beckman Coulter, Inc	89,547
6,385		Becton Dickinson & Co	390,315
6,352		Biomet, Inc	198,754
432	*	Bio-Rad Laboratories, Inc (Class A)	28,054
365	*	Biosite, Inc	16,666
31,930	*	Boston Scientific Corp	537,701
446	*	Bruker BioSciences Corp	2,391
414	*	Candela Corp	6,566
1,175	*	Cepheid, Inc	11,409
708	*	Cerus Corp	5,048

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
372		CNS, Inc	$9,114
793	*	Coherent, Inc	26,748
475		Cohu, Inc	8,336
987	*	Conmed Corp	20,431
1,094		Cooper Cos, Inc	48,453
2,710	*	Credence Systems Corp	9,485
555	*	Cyberonics, Inc	11,833
6,155		Danaher Corp	395,890
446		Datascope Corp	13,755
2,100		Dentsply International, Inc	127,260
931	*	Depomed, Inc	5,465
440	*	DexCom, Inc	5,975
526	*	Dionex Corp	28,751
503	*	DJ Orthopedics, Inc	18,525
992		DRS Technologies, Inc	48,360
7,483		Eastman Kodak Co	177,946
656		EDO Corp	15,967
866	*	Encore Medical Corp	4,165
600	*	ESCO Technologies, Inc	32,070
565	*	Esterline Technologies Corp	23,498
127	*	ev3, Inc	1,881
245	*	Excel Technology, Inc	7,330
815	*	FEI Co	18,484
3,184	*	Fisher Scientific International, Inc	232,591
1,894	*	Flir Systems, Inc	41,782
1,180	*	Formfactor, Inc	52,663
1,212	*	Fossil, Inc	21,828
357	*	Foxhollow Technologies, Inc	9,753
675	*	Haemonetics Corp	31,394
888	*	HealthTronics, Inc	6,793
463	*	Herley Industries, Inc	5,190
1,179	*	Hologic, Inc	58,195
283	*	ICU Medical, Inc	11,954
511	*	I-Flow Corp	5,529
600	*	II-VI, Inc	10,980
1,080	*	Illumina, Inc	32,033
1,834	*	Input/Output, Inc	17,331
454	*	Integra LifeSciences Holdings Corp	17,620
1,099	*	Intermagnetics General Corp	29,651
343	*	Intralase Corp	5,742
937	*	Intuitive Surgical, Inc	110,538
737		Invacare Corp	18,337
900	*	Ionatron, Inc	5,715
420	*	IRIS International, Inc	5,527
593	*	Itron, Inc	35,141
995	*	Ixia	8,955
76,436		Johnson & Johnson	4,580,045
207	*	Kensey Nash Corp	6,107
5,143		Kla-Tencor Corp	213,795
2,526	*	Kopin Corp	9,119
1,137	*	Kyphon, Inc	43,615
509	*	Laserscope	15,682
1,706	*	LTX Corp	11,959
293	*	Measurement Specialties, Inc	6,525

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
233	*	Medical Action Industries, Inc	$5,147
31,162		Medtronic, Inc	1,462,121
1,051		Mentor Corp	45,719
814	*	Merit Medical Systems, Inc	11,201
1,091	*	Mettler-Toledo International, Inc	66,082
1,370	*	Millipore Corp	86,296
801		Mine Safety Appliances Co	32,200
854	*	MKS Instruments, Inc	17,182
369	*	Molecular Devices Corp	11,277
804		Movado Group, Inc	18,452
609		MTS Systems Corp	24,062
1,411		National Instruments Corp	38,661
475	*	Natus Medical, Inc	4,698
200	*	Neurometrix, Inc	6,092
1,300	*	Newport Corp	20,956
855	*	NuVasive, Inc	15,587
609		Oakley, Inc	10,262
99	*	OYO Geospace Corp	5,654
446	*	Palomar Medical Technologies, Inc	20,351
3,347		PerkinElmer, Inc	69,952
500	*	Photon Dynamics, Inc	6,260
5,739		Pitney Bowes, Inc	237,021
677		PolyMedica Corp	24,345
1,950	*	Resmed, Inc	91,553
1,862	*	Respironics, Inc	63,718
311	*	Rofin-Sinar Technologies, Inc	17,873
2,220		Roper Industries, Inc	103,785
814	*	Rudolph Technologies, Inc	11,803
1,331	*	Sirf Technology Holdings, Inc	42,885
432		Sirona Dental Systems, Inc	17,116
491	*	Sonic Solutions, Inc	8,102
600	*	SonoSite, Inc	23,424
784	*	Spectranetics Corp	8,404
9,376	*	St. Jude Medical, Inc	303,970
1,871		STERIS Corp	42,771
7,742		Stryker Corp	326,016
892	*	Symmetry Medical, Inc	13,737
1,152	*	Techne Corp	58,660
2,257		Tektronix, Inc	66,401
901	*	Teledyne Technologies, Inc	29,517
5,161	*	Teradyne, Inc	71,893
4,198	*	Thermo Electron Corp	152,136
1,256	*	ThermoGenesis Corp	5,175
1,349	*	Thoratec Corp	18,711
1,427	*	Trimble Navigation Ltd	63,701
775	*	TriPath Imaging, Inc	5,131
152		United Industrial Corp	6,878
804	*	Varian, Inc	33,374
647	*	Veeco Instruments, Inc	15,424
702	*	Ventana Medical Systems, Inc	33,120
1,005	*	Viasys Healthcare, Inc	25,728
257	*	Viisage Technology, Inc	3,896
400	*	Vital Images, Inc	9,880
178		Vital Signs, Inc	8,816

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,746	*	Waters Corp	$121,922
754	*	Wright Medical Group, Inc	15,781
23,880	*	Xerox Corp	332,171
544		X-Rite, Inc	5,979
300		Young Innovations, Inc	10,569
6,414	*	Zimmer Holdings, Inc	363,802
300	*	Zoll Medical Corp	9,828
471	*	Zygo Corp	7,720
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	14,934,989

INSURANCE AGENTS, BROKERS AND SERVICE - 0.43%
8,265		AON Corp	287,787
2,944		Brown & Brown, Inc	86,024
454		Clark, Inc	5,993
364		Crawford & Co (Class B)	2,614
2,498		Gallagher (Arthur J.) & Co	63,299
7,689		Hartford Financial Services Group, Inc	650,489
977		Hilb Rogal & Hobbs Co	36,413
229	*	James River Group, Inc	5,702
14,038		Marsh & McLennan Cos, Inc	377,482
917		National Financial Partners Corp	40,632
993	*	USI Holdings Corp	13,316
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,569,751

INSURANCE CARRIERS - 4.55%
637		21st Century Insurance Group	9,173
14,636		Aetna, Inc	584,415
400		Affirmative Insurance Holdings, Inc	6,260
12,874		Aflac, Inc	596,710
988		Alfa Corp	16,361
110	*	Alleghany Corp	30,400
16,403		Allstate Corp	897,736
2,728		Ambac Financial Group, Inc	221,241
1,449		American Equity Investment Life Holding Co	15,446
1,365		American Financial Group, Inc	58,559
56,863		American International Group, Inc	3,357,760
259		American National Insurance Co	33,597
300	*	American Physicians Capital, Inc	15,777
1,329	*	AMERIGROUP Corp	41,252
1,024		AmerUs Group Co	59,955
723	*	Argonaut Group, Inc	21,719
3,189		Assurant, Inc	154,348
437		Baldwin & Lyons, Inc (Class B)	11,144
426		Bristol West Holdings, Inc	6,816
658		Capital Title Group, Inc	4,849
1,142	*	Centene Corp	26,871
10,746		Chubb Corp	536,225
4,018		Cincinnati Financial Corp	188,886
643	*	CNA Financial Corp	21,193
362	*	CNA Surety Corp	6,255
1,312		Commerce Group, Inc	38,756
3,868	*	Conseco, Inc	89,351
1,095		Delphi Financial Group, Inc (Class A)	39,814
652		Direct General Corp	11,032

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
156		Donegal Group, Inc	$3,028
400		EMC Insurance Group, Inc	11,504
1,223		Erie Indemnity Co (Class A)	63,596
572		FBL Financial Group, Inc (Class A)	18,533
4,465		Fidelity National Financial, Inc	173,912
768		Fidelity National Title Group, Inc	15,107
576	*	First Acceptance Corp	6,785
2,132		First American Corp	90,120
226	*	Fpic Insurance Group, Inc	8,758
11,467		Genworth Financial, Inc	399,510
101		Great American Financial Resources, Inc	2,114
1,381		Hanover Insurance Group, Inc	65,542
475		Harleysville Group, Inc	15,067
2,843		HCC Insurance Holdings, Inc	83,698
3,013	*	Health Net, Inc	136,097
701	*	HealthExtras, Inc	21,184
481	*	Healthspring, Inc	9,019
887		Horace Mann Educators Corp	15,035
4,245	*	Humana, Inc	227,957
180		Independence Holding Co	4,034
582		Infinity Property & Casualty Corp	23,862
91		Kansas City Life Insurance Co	3,837
473		LandAmerica Financial Group, Inc	30,556
4,218		Leucadia National Corp	123,123
7,261		Lincoln National Corp	409,811
11,441		Loews Corp	405,583
256	*	Markel Corp	88,832
3,528		MBIA, Inc	206,564
667	*	Meadowbrook Insurance Group, Inc	5,549
753		Mercury General Corp	42,447
11,647		Metlife, Inc	596,443
2,259		MGIC Investment Corp	146,835
306		Midland Co	11,622
200	*	Molina Healthcare, Inc	7,610
410		National Interstate Corp	11,119
59		National Western Life Insurance Co (Class A)	14,139
1,262		Nationwide Financial Services, Inc (Class A)	55,629
300	*	Navigators Group, Inc	13,146
151		NYMAGIC, Inc	4,387
329		Odyssey Re Holdings Corp	8,669
1,636		Ohio Casualty Corp	48,638
6,043		Old Republic International Corp	129,139
1,344	*	Philadelphia Consolidated Holding Co	40,804
2,899		Phoenix Cos, Inc	40,818
1,362	*	PMA Capital Corp (Class A)	14,029
2,308		PMI Group, Inc	102,891
370		Presidential Life Corp	9,095
7,151		Principal Financial Group	397,953
741	*	ProAssurance Corp	35,701
20,206		Progressive Corp	519,496
1,841		Protective Life Corp	85,827
12,703		Prudential Financial, Inc	987,023
2,126		Radian Group, Inc	131,344
834		Reinsurance Group Of America, Inc	40,991

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
488		RLI Corp	$23,512
3,079		Safeco Corp	173,502
282		Safety Insurance Group, Inc	13,409
259	*	SCPIE Holdings, Inc	6,022
500	*	SeaBright Insurance Holdings, Inc	8,055
742		Selective Insurance Group, Inc	41,456
17,699		St. Paul Travelers Cos, Inc	789,021
1,458		Stancorp Financial Group, Inc	74,227
374		State Auto Financial Corp	12,170
432		Stewart Information Services Corp	15,686
2,591		Torchmark Corp	157,326
435		Tower Group, Inc	13,159
598		Transatlantic Holdings, Inc	33,428
263	*	Triad Guaranty, Inc	12,855
398		United Fire & Casualty Co	11,992
34,773		UnitedHealth Group, Inc	1,557,135
1,256		Unitrin, Inc	54,749
650	*	Universal American Financial Corp	8,548
7,761		UnumProvident Corp	140,707
4,218		W.R. Berkley Corp	143,960
844	*	WellCare Health Plans, Inc	41,398
20		Wesco Financial Corp	7,620
951		Zenith National Insurance Corp	37,726
		TOTAL INSURANCE CARRIERS	16,643,676

JUSTICE, PUBLIC ORDER AND SAFETY - 0.02%
1,035	*	Corrections Corp of America	54,793
400	*	Geo Group, Inc	14,020
		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	68,813

LEATHER AND LEATHER PRODUCTS - 0.12%
10,050	*	Coach, Inc	300,495
254	*	CROCS, Inc	6,388
646	*	Genesco, Inc	21,880
914	*	Iconix Brand Group, Inc	14,935
402		Steven Madden Ltd	11,907
1,374	*	Timberland Co (Class A)	35,861
150		Weyco Group, Inc	3,483
1,606		Wolverine World Wide, Inc	37,468
		TOTAL LEATHER AND LEATHER PRODUCTS	432,417

LEGAL SERVICES - 0.01%
1,106	*	FTI Consulting, Inc	29,608
162		Pre-Paid Legal Services, Inc	5,589
		TOTAL LEGAL SERVICES	35,197

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
2,498		Laidlaw International, Inc	62,950
		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	62,950

LUMBER AND WOOD PRODUCTS - 0.04%
174		American Woodmark Corp	6,097
2,253	*	Champion Enterprises, Inc	24,873
347		Deltic Timber Corp	19,560

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
2,901		Louisiana-Pacific Corp	$63,532
134		Skyline Corp	5,733
458		Universal Forest Products, Inc	28,730
		TOTAL LUMBER AND WOOD PRODUCTS	148,525

METAL MINING - 0.39%
602		Cleveland-Cliffs, Inc	47,733
6,691	*	Coeur d'Alene Mines Corp	32,184
4,863		Freeport-McMoRan Copper & Gold, Inc (Class A)	269,459
3,877	*	Hecla Mining Co	20,354
10,758		Newmont Mining Corp	569,421
5,266		Phelps Dodge Corp	432,655
429		Royal Gold, Inc	11,935
197		Southern Copper Corp	17,559
1,302	*	Stillwater Mining Co	16,509
		TOTAL METAL MINING	1,417,809

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
870		Blyth, Inc	16,060
1,930		Callaway Golf Co	25,071
1,004		Daktronics, Inc	28,985
3,789		Fortune Brands, Inc	269,057
4,349		Hasbro, Inc	78,760
2,086	*	Identix, Inc	14,581
815	*	Jakks Pacific, Inc	16,373
1,500	*	K2, Inc	16,410
10,061		Mattel, Inc	166,107
699		Nautilus, Inc	10,981
1,187	*	Progressive Gaming International Corp	9,259
537	*	RC2 Corp	20,760
239	*	Russ Berrie & Co, Inc	2,930
1,005	*	Shuffle Master, Inc	32,944
189	*	Steinway Musical Instruments, Inc	4,634
1,163		Yankee Candle Co, Inc	29,087
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	741,999

MISCELLANEOUS RETAIL - 1.20%
1,405	*	1-800-FLOWERS.COM, Inc (Class A)	8,107
564	*	AC Moore Arts & Crafts, Inc	9,199
7,951	*	Amazon.com, Inc	307,545
1,303		Barnes & Noble, Inc	47,560
500		Big 5 Sporting Goods Corp	9,750
389	*	Blue Nile, Inc	12,510
369		Books-A-Million, Inc	6,155
1,898		Borders Group, Inc	35,037
388	*	Build-A-Bear Workshop, Inc	8,346
981		Cash America International, Inc	31,392
1,324	*	CKX, Inc	17,967
1,531	*	Coldwater Creek, Inc	40,970
21,236		CVS Corp	651,945
511	*	dELiA*s, Inc	4,129
844	*	Dick's Sporting Goods, Inc	33,422
2,856	*	Dollar Tree Stores, Inc	75,684
1,400	*	Drugstore.com, Inc	4,060

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
310	*	Ezcorp, Inc	$11,684
1,021	*	GSI Commerce, Inc	13,814
988	*	Hibbett Sporting Goods, Inc	23,613
819		Longs Drug Stores Corp	37,363
3,411		Michaels Stores, Inc	140,670
980		MSC Industrial Direct Co (Class A)	46,619
829	*	Nutri/System, Inc	51,506
7,431	*	Office Depot, Inc	282,378
1,867		OfficeMax, Inc	76,080
306	*	Overstock.com, Inc	6,506
1,428	*	Petco Animal Supplies, Inc	29,174
3,618		Petsmart, Inc	92,621
719	*	Priceline.com, Inc	21,469
12,886	*	Rite Aid Corp	54,637
2,202	*	Sears Holdings Corp	340,958
188	*	Sportsman's Guide, Inc	5,734
490	*	Stamps.com, Inc	13,632
18,799		Staples, Inc	457,192
3,683		Tiffany & Co	121,613
394	*	Valuevision International, Inc (Class A)	4,346
26,080		Walgreen Co	1,169,427
806		World Fuel Services Corp	36,826
1,236	*	Zale Corp	29,775
373	*	Zumiez, Inc	14,014
		TOTAL MISCELLANEOUS RETAIL	4,385,429

MOTION PICTURES - 1.36%
1,023	*	Avid Technology, Inc	34,097
4,898	*	Blockbuster, Inc (Class A)	24,392
216		Carmike Cinemas, Inc	4,553
7,297	*	Discovery Holding Co (Class A)	106,755
1,054	*	DreamWorks Animation SKG, Inc (Class A)	24,137
407	*	Gaiam, Inc	5,706
1,186	*	Macrovision Corp	25,523
59,436		News Corp (Class A)	1,139,982
1,631		Regal Entertainment Group (Class A)	33,142
1,957	*	Time Warner Telecom, Inc (Class A)	29,061
108,328		Time Warner, Inc	1,874,074
56,487		Walt Disney Co	1,694,610
		TOTAL MOTION PICTURES	4,996,032

NONDEPOSITORY INSTITUTIONS - 1.76%
460	*	Accredited Home Lenders Holding Co	21,993
1,900		Advance America Cash Advance Centers, Inc	33,326
391		Advanta Corp (Class B)	14,056
3,441		American Capital Strategies Ltd	115,205
27,932		American Express Co	1,486,541
3,509	*	AmeriCredit Corp	97,971
977		Ares Capital Corp	16,541
261		Asta Funding, Inc	9,774
7,753		Capital One Financial Corp	662,494
2,310		CapitalSource, Inc	54,193
1,377		CharterMac	25,764
5,146		CIT Group, Inc	269,084

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
629	*	CompuCredit Corp	$24,179
15,563		Countrywide Financial Corp	592,639
246	*	Credit Acceptance Corp	6,676
2,470		Doral Financial Corp	15,833
25,043		Fannie Mae	1,204,568
210		Federal Agricultural Mortgage Corp (Class C)	5,817
661		Financial Federal Corp	18,382
660	*	First Cash Financial Services, Inc	13,035
787		First Marblehead Corp	44,812
17,940		Freddie Mac	1,022,759
1,184	*	INVESTools, Inc	9,401
1,244		MCG Capital Corp	19,780
370		Medallion Financial Corp	4,795
451	*	Nelnet, Inc	18,288
458		NGP Capital Resources Co	6,701
1,715	*	Ocwen Financial Corp	21,798
10,608		SLM Corp	561,375
127		Student Loan Corp	25,654
503		Technology Investment Capital Corp	7,369
259	*	United PanAm Financial Corp	7,874
401	*	World Acceptance Corp	14,244
		TOTAL NONDEPOSITORY INSTITUTIONS	6,452,921

NONMETALLIC MINERALS, EXCEPT FUELS - 0.08%
401		AMCOL International Corp	10,566
831		Compass Minerals International, Inc	20,733
1,327		Florida Rock Industries, Inc	65,912
2,598		Vulcan Materials Co	202,644
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	299,855

OIL AND GAS EXTRACTION - 2.42%
11,837		Anadarko Petroleum Corp	564,507
8,552		Apache Corp	583,674
278	*	Arena Resources, Inc	9,533
561	*	Atlas America, Inc	25,138
470	*	ATP Oil & Gas Corp	19,707
724	*	Atwood Oceanics, Inc	35,910
1,725	*	Aurora Oil & Gas Corp	6,900
8,804		Baker Hughes, Inc	720,607
318	*	Basic Energy Services, Inc	9,721
1,103		Berry Petroleum Co (Class A)	36,564
737	*	Bill Barrett Corp	21,823
8,334		BJ Services Co	310,525
436	*	Bois d'Arc Energy, Inc	7,181
625	*	Brigham Exploration Co	4,944
300	*	Bronco Drilling Co, Inc	6,267
1,179		Cabot Oil & Gas Corp (Class A)	57,771
353	*	Callon Petroleum Co	6,827
498	*	Carrizo Oil & Gas, Inc	15,592
1,459	*	Cheniere Energy, Inc	56,901
8,809		Chesapeake Energy Corp	266,472
2,117		Cimarex Energy Co	91,031
92	*	Clayton Williams Energy, Inc	3,178
718	*	CNX Gas Corp	21,540

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
675	*	Complete Production Services, Inc	$15,957
1,066	*	Comstock Resources, Inc	31,831
190	*	Dawson Geophysical Co	5,846
1,045		Delta & Pine Land Co	30,723
1,376	*	Delta Petroleum Corp	23,571
3,080	*	Denbury Resources, Inc	97,544
11,355		Devon Energy Corp	685,956
1,544		Diamond Offshore Drilling, Inc	129,588
365	*	Edge Petroleum Corp	7,293
1,281	*	Encore Acquisition Co	34,369
870	*	Energy Partners Ltd	16,487
3,945		ENSCO International, Inc	181,549
3,178		Equitable Resources, Inc	106,463
1,000	*	EXCO Resources, Inc	11,400
737	*	Exploration Co of Delaware, Inc	7,856
1,291	*	Forest Oil Corp	42,810
1,694	*	Gasco Energy, Inc	7,538
2,643	*	Global Industries Ltd	44,138
206	*	GMX Resources, Inc	6,370
273	*	Goodrich Petroleum Corp	7,750
4,422	*	Grey Wolf, Inc	34,049
13,326		Halliburton Co	988,922
2,636	*	Hanover Compressor Co	49,504
1,312	*	Harvest Natural Resources, Inc	17,764
2,030	*	Helix Energy Solutions Group, Inc	81,931
1,433		Helmerich & Payne, Inc	86,353
519	*	Hercules Offshore, Inc	18,165
808	*	Houston Exploration Co	49,442
1,324	*	KCS Energy, Inc	39,323
1,881	*	Mariner Energy, Inc	34,554
716	*	McMoRan Exploration Co	12,602
1,700	*	Meridian Resource Corp	5,950
410	*	Metretek Technologies, Inc	7,044
4,485	*	National Oilwell Varco, Inc	283,990
3,392	*	Newfield Exploration Co	166,004
1,860	*	Newpark Resources, Inc	11,439
4,584		Noble Energy, Inc	214,806
1,358	*	Oceaneering International, Inc	62,264
793	*	Parallel Petroleum Corp	19,595
3,446	*	Parker Drilling Co	24,742
4,547		Patterson-UTI Energy, Inc	128,726
144	v*	PetroCorp	(0)
2,025	*	PetroHawk Energy Corp	25,515
421	*	Petroleum Development Corp	15,872
1,072	*	Petroquest Energy, Inc	13,164
1,074	*	Pioneer Drilling Co	16,583
3,400		Pioneer Natural Resources Co	157,794
2,021	*	Plains Exploration & Production Co	81,931
1,561		Pogo Producing Co	71,962
4,125	*	Pride International, Inc	128,824
497	*	Quest Resource Corp	6,734
1,611	*	Quicksilver Resources, Inc	59,301
3,394		Range Resources Corp	92,283
748	*	Remington Oil & Gas Corp	32,890

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,110	*	Rosetta Resources, Inc	$18,448
2,739		Rowan Cos, Inc	97,481
554		RPC, Inc	13,451
525	*	SEACOR Holdings, Inc	43,103
4,404	*	Southwestern Energy Co	137,229
1,510		St. Mary Land & Exploration Co	60,778
607	*	Stone Energy Corp	28,256
884	*	Sulphco, Inc	6,329
2,023	*	Superior Energy Services	68,580
288	*	Superior Well Services, Inc	7,171
743	*	Swift Energy Co	31,897
790	*	Syntroleum Corp	4,795
1,986	*	Tetra Technologies, Inc	60,156
1,559		Tidewater, Inc	76,703
1,595		Todco	65,156
565	*	Toreador Resources Corp	15,893
1,788	*	Transmeridian Exploration, Inc	10,192
1,064	*	Transmontaigne, Inc	11,927
302	*	Trico Marine Services, Inc	10,268
341	*	Union Drilling, Inc	5,067
1,202	*	Unit Corp	68,382
1,473	*	Vaalco Energy, Inc	14,376
1,038	*	Veritas DGC, Inc	53,540
335		W&T Offshore, Inc	13,028
1,376	*	Warren Resources, Inc	19,759
248	*	Warrior Energy Service Corp	6,034
822	*	W-H Energy Services, Inc	41,782
955	*	Whiting Petroleum Corp	39,986
9,407		XTO Energy, Inc	416,448
		TOTAL OIL AND GAS EXTRACTION	8,863,589

PAPER AND ALLIED PRODUCTS - 0.52%
2,762		Bemis Co	84,572
1,495		Bowater, Inc	34,011
827	*	Buckeye Technologies, Inc	6,318
696	*	Caraustar Industries, Inc	6,264
1,296	*	Cenveo, Inc	23,263
780		Chesapeake Corp	12,800
1,264		Glatfelter	20,060
2,067	*	Graphic Packaging Corp	7,834
400		Greif, Inc (Class A)	29,984
12,724		International Paper Co	410,985
11,867		Kimberly-Clark Corp	732,194
1,295		Longview Fibre Co	24,722
4,836		MeadWestvaco Corp	135,069
921	*	Mercer International, Inc	7,994
406		Neenah Paper, Inc	12,363
1,682		Packaging Corp of America	37,038
1,450	*	Playtex Products, Inc	15,124
826		Rock-Tenn Co (Class A)	13,175
456		Schweitzer-Mauduit International, Inc	9,872
6,769	*	Smurfit-Stone Container Corp	74,053
2,474		Sonoco Products Co	78,302
2,850		Temple-Inland, Inc	122,180

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,197		Wausau Paper Corp	$14,903
		TOTAL PAPER AND ALLIED PRODUCTS	1,913,080

PERSONAL SERVICES - 0.16%
3,588		Cintas Corp	142,659
576	*	Coinstar, Inc	13,789
554		G & K Services, Inc (Class A)	19,002
8,628		H&R Block, Inc	205,864
800		Jackson Hewitt Tax Service, Inc	25,080
1,185		Regis Corp	42,198
8,069		Service Corp International	65,682
241		Unifirst Corp	8,315
1,182		Weight Watchers International, Inc	48,332
		TOTAL PERSONAL SERVICES	570,921

PETROLEUM AND COAL PRODUCTS - 5.76%
313		Alon USA Energy, Inc	9,850
1,695		Ashland, Inc	113,057
57,218		Chevron Corp	3,550,949
42,609		ConocoPhillips	2,792,168
524		ElkCorp	14,551
6,286		EOG Resources, Inc	435,871
156,186		Exxon Mobil Corp	9,582,011
2,800		Frontier Oil Corp	90,720
377	*	Giant Industries, Inc	25,089
952	*	Headwaters, Inc	24,333
6,192		Hess Corp	327,247
1,200		Holly Corp	57,840
5,860		Kerr-McGee Corp	406,391
9,363		Marathon Oil Corp	779,938
4,816		Murphy Oil Corp	269,022
10,951		Occidental Petroleum Corp	1,123,025
3,442		Sunoco, Inc	238,496
1,826		Tesoro Corp	135,781
15,885		Valero Energy Corp	1,056,670
552		WD-40 Co	18,531
410		Western Refining, Inc	8,848
		TOTAL PETROLEUM AND COAL PRODUCTS	21,060,388

PRIMARY METAL INDUSTRIES - 1.04%
3,061	*	AK Steel Holding Corp	42,334
22,461		Alcoa, Inc	726,838
784	*	Aleris International, Inc	35,946
2,590		Allegheny Technologies, Inc	179,332
1,171		Belden CDT, Inc	38,702
472	*	Brush Engineered Materials, Inc	9,841
658		Carpenter Technology Corp	75,999
500	*	Century Aluminum Co	17,845
638	*	Chaparral Steel Co	45,949
1,678	*	CommScope, Inc	52,723
40,210	*	Corning, Inc	972,680
605	*	Encore Wire Corp	21,744
1,176	*	General Cable Corp	41,160
474		Gibraltar Industries, Inc	13,746

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,542		Hubbell, Inc (Class B)	$73,476
818	*	Lone Star Technologies, Inc	44,188
774		Matthews International Corp (Class A)	26,680
983	*	Maverick Tube Corp	62,116
999		Mueller Industries, Inc	32,997
516	*	NS Group, Inc	28,421
8,049		Nucor Corp	436,658
212		Olympic Steel, Inc	7,503
1,000	*	Oregon Steel Mills, Inc	50,660
3,520		Precision Castparts Corp	210,355
901		Quanex Corp	38,806
657	*	RTI International Metals, Inc	36,687
450		Schnitzer Steel Industries, Inc (Class A)	15,966
1,227		Steel Dynamics, Inc	80,663
300		Steel Technologies, Inc	5,832
442	*	Superior Essex, Inc	13,229
638		Texas Industries, Inc	33,878
1,915	*	Titanium Metals Corp	65,838
741		Tredegar Corp	11,723
2,833		United States Steel Corp	198,650
479	*	Wheeling-Pittsburgh Corp	9,527
2,063		Worthington Industries, Inc	43,220
		TOTAL PRIMARY METAL INDUSTRIES	3,801,912

PRINTING AND PUBLISHING - 0.63%
990	*	ACCO Brands Corp	21,681
1,535		American Greetings Corp (Class A)	32,250
663		Banta Corp	30,717
2,378		Belo (A.H.) Corp Series A	37,097
539		Bowne & Co, Inc	7,708
295	*	Consolidated Graphics, Inc	15,358
337		Courier Corp	13,487
162		CSS Industries, Inc	4,658
1,526		Dow Jones & Co, Inc	53,425
1,773	*	Dun & Bradstreet Corp	123,543
422		Ennis, Inc	8,305
2,041		EW Scripps Co	88,049
6,138		Gannett Co, Inc	343,298
1,603		Harte-Hanks, Inc	41,101
1,952		Hollinger International, Inc	15,675
739		John H Harland Co	32,147
1,195		John Wiley & Sons, Inc (Class A)	39,674
721		Journal Communications, Inc	8,104
1,179		Journal Register Co	10,564
1,300		Lee Enterprises, Inc	35,035
590	*	Martha Stewart Living Omnimedia, Inc (Class A)	9,859
1,418		McClatchy Co (Class A)	56,890
9,235		McGraw-Hill Cos, Inc	463,874
574		Media General, Inc (Class A)	24,045
802		Meredith Corp	39,731
3,415		New York Times Co (Class A)	83,804
550	*	Playboy Enterprises, Inc (Class B)	5,489
703	*	Presstek, Inc	6,545
4,589	*	Primedia, Inc	8,398

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,381		R.H. Donnelley Corp	$74,671
5,587		R.R. Donnelley & Sons Co	178,505
2,596		Reader's Digest Association, Inc (Class A)	36,240
234		Schawk, Inc	4,095
1,013	*	Scholastic Corp	26,308
338		Standard Register Co	4,005
6,204		Tribune Co	201,196
1,194	*	Valassis Communications, Inc	28,166
144		Washington Post Co (Class B)	112,321
		TOTAL PRINTING AND PUBLISHING	2,326,018

RAILROAD TRANSPORTATION - 0.68%
9,411		Burlington Northern Santa Fe Corp	745,822
5,708		CSX Corp	402,072
842		Florida East Coast Industries	44,062
929	*	Genesee & Wyoming, Inc (Class A)	32,952
2,136	*	Kansas City Southern Industries, Inc	59,167
10,616		Norfolk Southern Corp	564,984
6,861		Union Pacific Corp	637,799
		TOTAL RAILROAD TRANSPORTATION	2,486,858

REAL ESTATE - 0.13%
946	*	Alderwoods Group, Inc	18,409
201	*	California Coastal Communities, Inc	6,432
4,771	*	CB Richard Ellis Group, Inc	118,798
151		Consolidated-Tomoka Land Co	8,326
1,722		Forest City Enterprises, Inc (Class A)	85,945
956		Jones Lang LaSalle, Inc	83,698
1,980		St. Joe Co	92,149
2,339		Stewart Enterprises, Inc (Class A)	13,449
991	*	Trammell Crow Co	34,853
		TOTAL REAL ESTATE	462,059

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.15%
186	*	AEP Industries, Inc	6,216
415	*	Applied Films Corp	11,823
1,674		Cooper Tire & Rubber Co	18,648
252	*	Deckers Outdoor Corp	9,717
4,563	*	Goodyear Tire & Rubber Co	50,649
1,336	*	Jarden Corp	40,681
7,148		Newell Rubbermaid, Inc	184,633
272		PW Eagle, Inc	8,225
1,096		Schulman (A.), Inc	25,087
2,106		Sealed Air Corp	109,680
384	*	Skechers U.S.A., Inc (Class A)	9,258
757		Spartech Corp	17,108
500		Titan International, Inc	9,355
200	*	Trex Co, Inc	5,178
1,467		Tupperware Corp	28,885
815		West Pharmaceutical Services, Inc	29,568
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	564,711

SECURITY AND COMMODITY BROKERS - 2.83%
2,022		A.G. Edwards, Inc	111,857

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
5,547		Ameriprise Financial, Inc	$247,784
3,070		Bear Stearns Cos, Inc	430,046
500		BlackRock, Inc	69,585
500		Calamos Asset Management, Inc (Class A)	14,495
1,364	*	Cbot Holdings, Inc	163,121
27,296		Charles Schwab Corp	436,190
893		Chicago Mercantile Exchange Holdings, Inc	438,597
342		Cohen & Steers, Inc	8,071
11,135	*	E*Trade Financial Corp	254,101
3,131		Eaton Vance Corp	78,150
2,221		Federated Investors, Inc (Class B)	69,962
4,378		Franklin Resources, Inc	380,054
175		GAMCO Investors, Inc	6,433
305	*	GFI Group, Inc	16,455
9,848		Goldman Sachs Group, Inc	1,481,435
454		Greenhill & Co, Inc	27,585
500	*	IntercontinentalExchange, Inc	28,970
987		International Securities Exchange, Inc	37,575
1,109	*	Investment Technology Group, Inc	56,404
5,681		Janus Capital Group, Inc	101,690
3,059		Jefferies Group, Inc	90,638
2,998	*	Knight Capital Group, Inc	45,660
1,377	*	LaBranche & Co, Inc	16,675
3,292		Legg Mason, Inc	327,620
13,824		Lehman Brothers Holdings, Inc	900,634
588	*	MarketAxess Holdings, Inc	6,474
23,784		Merrill Lynch & Co, Inc	1,654,415
27,650		Morgan Stanley	1,747,757
366	*	Morningstar, Inc	15,182
2,434	*	Nasdaq Stock Market, Inc	72,777
2,042		Nuveen Investments, Inc	87,908
4,023	*	NYSE Group, Inc	275,495
558		optionsXpress Holdings, Inc	13,007
544	*	Piper Jaffray Cos	33,298
2,489		Raymond James Financial, Inc	75,342
284		Sanders Morris Harris Group, Inc	4,291
1,632		SEI Investments Co	79,772
202	*	Stifel Financial Corp	7,133
376		SWS Group, Inc	9,069
6,788		T Rowe Price Group, Inc	256,654
8,354		TD Ameritrade Holding Corp	123,723
2,327		Waddell & Reed Financial, Inc (Class A)	47,843
		TOTAL SECURITY AND COMMODITY BROKERS	10,349,927

SOCIAL SERVICES - 0.01%
636	*	Bright Horizons Family Solutions, Inc	23,971
559	*	Capital Senior Living Corp	5,747
539	*	Providence Service Corp	14,677
491	*	Res-Care, Inc	9,820
		TOTAL SOCIAL SERVICES	54,215

SPECIAL TRADE CONTRACTORS - 0.06%
200		Alico, Inc	11,022
677		Chemed Corp	36,917

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
1,100		Comfort Systems USA, Inc	$15,719
1,044	*	Dycom Industries, Inc	22,227
808	*	EMCOR Group, Inc	39,325
675	*	Insituform Technologies, Inc (Class A)	15,451
395	*	Integrated Electrical Services, Inc	6,901
277	*	Layne Christensen Co	7,853
3,042	*	Quanta Services, Inc	52,718
		TOTAL SPECIAL TRADE CONTRACTORS	208,133

STONE, CLAY, AND GLASS PRODUCTS - 0.09%
488		Apogee Enterprises, Inc	7,174
634	*	Cabot Microelectronics Corp	19,217
477		CARBO Ceramics, Inc	23,435
1,316		Eagle Materials, Inc	62,510
4,151		Gentex Corp	58,114
3,965	*	Owens-Illinois, Inc	66,453
861	*	US Concrete, Inc	9,514
987	b*	USG Corp	71,982
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	318,399

TEXTILE MILL PRODUCTS - 0.00% **
310		Oxford Industries, Inc	12,217
513		Xerium Technologies, Inc	4,832
		TOTAL TEXTILE MILL PRODUCTS	17,049

TOBACCO PRODUCTS - 1.18%
53,906		Altria Group, Inc	3,958,318
2,409		Loews Corp (Carolina Group)	123,750
617		Universal Corp	22,965
4,169		UST, Inc	188,397
655		Vector Group Ltd	10,644
		TOTAL TOBACCO PRODUCTS	4,304,074

TRANSPORTATION BY AIR - 0.53%
1,497	*	ABX Air, Inc	9,042
271	*	Air Methods Corp	7,095
2,312	*	Airtran Holdings, Inc	34,356
1,018	*	Alaska Air Group, Inc	40,130
5,444	*	AMR Corp	138,386
517	*	Atlas Air Worldwide Holdings, Inc	25,354
579	*	Bristow Group, Inc	20,844
2,163	*	Continental Airlines, Inc (Class B)	64,457
806	*	EGL, Inc	40,461
1,011	*	ExpressJet Holdings, Inc	6,986
7,876		FedEx Corp	920,389
799	*	Frontier Airlines Holdings, Inc	5,761
4,471	*	JetBlue Airways Corp	54,278
614	*	Mesa Air Group, Inc	6,048
353	*	PHI, Inc	11,720
836	*	Republic Airways Holdings, Inc	14,229
1,643		Skywest, Inc	40,746
20,669		Southwest Airlines Co	338,352
2,545	*	UAL Corp	78,946
1,570	*	US Airways Group, Inc	79,348
		TOTAL TRANSPORTATION BY AIR	1,936,928

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
TRANSPORTATION EQUIPMENT - 2.63%
467		A.O. Smith Corp	$21,650
803	*	AAR Corp	17,851
500	*	Accuride Corp	6,235
603	*	Aftermarket Technology Corp	14,985
1,104		American Axle & Manufacturing Holdings, Inc	18,889
228		American Railcar Industries, Inc	7,549
468		Arctic Cat, Inc	9,131
785	*	Armor Holdings, Inc	43,042
1,592		ArvinMeritor, Inc	27,366
2,138		Autoliv, Inc	120,947
881	*	Aviall, Inc	41,865
20,639		Boeing Co	1,690,540
2,390		Brunswick Corp	79,468
1,380		Clarcor, Inc	41,110
1,274		Federal Signal Corp	19,288
1,526	*	Fleetwood Enterprises, Inc	11,506
46,696		Ford Motor Co	323,603
300		Freightcar America, Inc	16,653
1,424	*	GenCorp, Inc	22,827
10,446		General Dynamics Corp	683,795
12,035		General Motors Corp	358,523
265	*	GenTek, Inc	7,115
4,456		Genuine Parts Co	185,637
3,219		Goodrich Corp	129,694
348		Greenbrier Cos, Inc	11,394
642		Group 1 Automotive, Inc	36,170
6,933		Harley-Davidson, Inc	380,552
1,105		Harsco Corp	86,146
719		Heico Corp	20,384
568	*	IMPCO Technologies, Inc	6,061
4,806		ITT Industries, Inc	237,897
2,732		JLG Industries, Inc	61,470
493	*	K&F Industries Holdings, Inc	8,741
885		Kaman Corp (Class A)	16,107
9,454		Lockheed Martin Corp	678,230
1,179		Martin Marietta Materials, Inc	107,466
239	*	Miller Industries, Inc	4,947
783		Monaco Coach Corp	9,944
1,556	*	Navistar International Corp	38,293
268		Noble International Ltd	3,838
8,871		Northrop Grumman Corp	568,276
1,813	*	Orbital Sciences Corp	29,262
1,933		Oshkosh Truck Corp	91,856
4,302		Paccar, Inc	354,399
3,641	*	Pactiv Corp	90,115
1,070		Polaris Industries, Inc	46,331
11,521		Raytheon Co	513,491
233	*	Sequa Corp (Class A)	18,990
574		Superior Industries International, Inc	10,498
1,117	*	Tenneco, Inc	29,042
3,266		Textron, Inc	301,060

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
904		Thor Industries, Inc	$43,799
289	*	TransDigm Group, Inc	6,922
2,034		Trinity Industries, Inc	82,174
316	*	Triumph Group, Inc	15,168
1,123	*	TRW Automotive Holdings Corp	30,635
26,094		United Technologies Corp	1,654,881
3,804	*	Visteon Corp	27,427
969		Wabash National Corp	14,884
1,181		Westinghouse Air Brake Technologies Corp	44,169
730		Winnebago Industries, Inc	22,659
		TOTAL TRANSPORTATION EQUIPMENT	9,602,947

TRANSPORTATION SERVICES - 0.22%
532		Ambassadors Group, Inc	15,364
4,462		CH Robinson Worldwide, Inc	237,825
400	*	Dynamex, Inc	8,724
5,570		Expeditors International Washington, Inc	311,976
1,234		GATX Corp	52,445
1,028	*	HUB Group, Inc	25,217
1,871		Lear Corp	41,555
400	*	Navigant International, Inc	6,412
966		Pacer International, Inc	31,472
1,200	*	RailAmerica, Inc	12,552
3,423		Sabre Holdings Corp	75,306
		TOTAL TRANSPORTATION SERVICES	818,848

TRUCKING AND WAREHOUSING - 0.52%
600		Arkansas Best Corp	30,126
594	*	Celadon Group, Inc	13,092
1,336		Con-way, Inc	77,394
909		Forward Air Corp	37,024
1,616		Heartland Express, Inc	28,910
2,869		J.B. Hunt Transport Services, Inc	71,467
1,580		Landstar System, Inc	74,623
385	*	Marten Transport Ltd	8,370
672	*	Old Dominion Freight Line	25,260
400	*	P.A.M. Transportation Services, Inc	11,556
399	*	SCS Transportation, Inc	10,984
900	*	SIRVA, Inc	5,823
1,374	*	Swift Transportation Co, Inc	43,638
200	*	U.S. Xpress Enterprises, Inc (Class A)	5,404
16,389		United Parcel Service, Inc (Class B)	1,349,306
151	*	Universal Truckload Services, Inc	5,154
1,281		Werner Enterprises, Inc	25,966
1,431	*	YRC Worldwide, Inc	60,259
		TOTAL TRUCKING AND WAREHOUSING	1,884,356

WATER TRANSPORTATION - 0.07%
1,229		Alexander & Baldwin, Inc	54,408
796	*	American Commercial Lines, Inc	47,959
484	*	Gulfmark Offshore, Inc	12,502
359		Horizon Lines, Inc	5,751
635	*	Hornbeck Offshore Services, Inc	22,555
1,364	*	Kirby Corp	53,878

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
226		Maritrans, Inc	$5,627
772		Overseas Shipholding Group, Inc	45,664
		TOTAL WATER TRANSPORTATION	248,344

WHOLESALE TRADE-DURABLE GOODS - 2.84%
2,330		Adesa, Inc	51,819
1,111		Agilysys, Inc	19,998
1,302		Applied Industrial Technologies, Inc	31,652
3,068	*	Arrow Electronics, Inc	98,790
884		Barnes Group, Inc	17,636
1,124	*	Beacon Roofing Supply, Inc	24,739
700		BlueLinx Holdings, Inc	9,121
1,472		BorgWarner, Inc	95,827
728		Building Material Holding Corp	20,289
400		Castle (A.M.) & Co	12,900
578	*	Conceptus, Inc	7,884
2,908	*	Cytyc Corp	73,747
604	*	Digi International, Inc	7,568
332	*	Drew Industries, Inc	10,757
268,434		General Electric Co	8,847,585
818	*	Genesis Microchip, Inc	9,456
3,161		IKON Office Solutions, Inc	39,829
3,621	*	Ingram Micro, Inc (Class A)	65,649
1,245	*	Insight Enterprises, Inc	23,717
704	*	Interline Brands, Inc	16,460
440	*	Keystone Automotive Industries, Inc	18,577
1,558		Knight Transportation, Inc	31,472
122		Lawson Products, Inc	4,809
1,160	*	LKQ Corp	22,040
309	*	Merge Technologies, Inc	3,804
3,130		Omnicare, Inc	148,425
1,158		Owens & Minor, Inc	33,119
3,578	*	Patterson Cos, Inc	124,980
1,474		PEP Boys-Manny Moe & Jack	17,290
1,396		Pool Corp	60,907
1,667	*	PSS World Medical, Inc	29,423
806		Reliance Steel & Aluminum Co	66,858
644		Ryerson Tull, Inc	17,388
1,588	*	Tech Data Corp	60,836
1,740	*	Tyler Technologies, Inc	19,488
1,967		W.W. Grainger, Inc	147,977
1,246	*	WESCO International, Inc	85,974
441	*	West Marine, Inc	5,945
		TOTAL WHOLESALE TRADE-DURABLE GOODS	10,384,735

WHOLESALE TRADE-NONDURABLE GOODS - 0.79%
1,707		Airgas, Inc	63,586
1,145	*	Akorn, Inc	4,557
1,977		Alliance One International, Inc	8,778
1,194	*	Allscripts Healthcare Solutions, Inc	20,955
1,496		Brown-Forman Corp (Class B)	106,889
10,782		Cardinal Health, Inc	693,606
873	*	Central European Distribution Corp	21,965
256	*	Core-Mark Holding Co, Inc	9,165

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES		COMPANY	VALUE
3,624	*	Dean Foods Co	$134,777
3,432	*	Endo Pharmaceuticals Holdings, Inc	113,187
200	*	Green Mountain Coffee Roasters, Inc	8,034
797	*	Hain Celestial Group, Inc	20,531
2,300	*	Henry Schein, Inc	107,479
300		Kenneth Cole Productions, Inc (Class A)	6,699
648		K-Swiss, Inc (Class A)	17,302
1,344		Men's Wearhouse, Inc	40,723
685		Myers Industries, Inc	11,775
331		Nash Finch Co	7,047
4,952		Nike, Inc (Class B)	401,112
1,471		Nu Skin Enterprises, Inc (Class A)	21,844
278	*	Nuco2, Inc	6,683
1,022	*	Performance Food Group Co	31,048
377	*	Perry Ellis International, Inc	9,542
11,620		Safeway, Inc	302,120
596	*	School Specialty, Inc	18,983
352	*	Smart & Final, Inc	5,928
857	*	Source Interlink Cos, Inc	10,198
535		Spartan Stores, Inc	7,827
1,173		Stride Rite Corp	15,472
15,969		Sysco Corp	488,013
2,443	*	Terra Industries, Inc	15,562
342		The Andersons, Inc	14,231
932	*	Tractor Supply Co	51,512
1,020	*	United Natural Foods, Inc	33,680
911	*	United Stationers, Inc	44,931
340	*	Volcom, Inc	10,877
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,886,618

		TOTAL COMMON STOCKS	365,373,776
		(Cost $301,172,268)

		TOTAL PORTFOLIO - 99.87%	365,373,776
		(Cost $301,172,268)

		OTHER ASSETS & LIABILITIES, NET - 0.13%	461,036

		NET ASSETS - 100.00%	$365,834,812

	*	Non-income producing
	**	Percentage represents less than 0.01%.
	b	In bankruptcy
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF MUTUAL FUNDS SOCIAL CHOICE EQUITY FUND STATEMENT OF INVESTMENTS (Unaudited) June 30, 2006

SHARES		COMPANY	VALUE

COMMON STOCKS - 99.51%

AGRICULTURAL PRODUCTION-CROPS - 0.00% **
22		Chiquita Brands International, Inc	$303
		TOTAL AGRICULTURAL PRODUCTION-CROPS	303

APPAREL AND ACCESSORY STORES - 0.83%
2,100		American Eagle Outfitters, Inc	71,484
400	*	AnnTaylor Stores Corp	17,352
801		Bebe Stores, Inc	12,351
871	*	Charming Shoppes, Inc	9,790
2,890	*	Chico's FAS, Inc	77,972
2,765		Foot Locker, Inc	67,715
13,478		Gap, Inc	234,517
5,151	*	Kohl's Corp	304,527
7,247		Limited Brands, Inc	185,451
4,148		Nordstrom, Inc	151,402
151	*	Payless Shoesource, Inc	4,103
2,144		Ross Stores, Inc	60,139
450		Stage Stores, Inc	14,850
2,031	*	Urban Outfitters, Inc	35,522
		TOTAL APPAREL AND ACCESSORY STORES	1,247,175

APPAREL AND OTHER TEXTILE PRODUCTS - 0.08%
900	*	Hartmarx Corp	5,400
100		Kellwood Co	2,927
1,619		Liz Claiborne, Inc	60,000
700		Polo Ralph Lauren Corp	38,430
582		Russell Corp	10,569
		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	117,326

AUTO REPAIR, SERVICES AND PARKING - 0.02%
567		Bandag, Inc	20,747
248		Central Parking Corp	3,968
68		Ryder System, Inc	3,973
		TOTAL AUTO REPAIR, SERVICES AND PARKING	28,688

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.04%
337	*	Autozone, Inc	29,723
435	*	Carmax, Inc	15,425
400	*	Copart, Inc	9,824
600	*	Rush Enterprises, Inc (Class A)	10,902
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	65,874

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.25%
852		Fastenal Co	34,327
32,484		Home Depot, Inc	1,162,602
11,400		Lowe's Cos, Inc	691,638
		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,888,567

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
BUSINESS SERVICES - 6.11%
202	*	24/7 Real Media, Inc	$1,774
5,432	*	3Com Corp	27,812
6,064	*	Activision, Inc	69,008
302		Administaff, Inc	10,815
8,249	*	Adobe Systems, Inc	250,440
2,519	*	Akamai Technologies, Inc	91,163
1,014	*	Alliance Data Systems Corp	59,643
326	*	aQuantive, Inc	8,258
800	*	Ariba, Inc	6,584
2,815	*	Art Technology Group, Inc	8,389
888	*	Audible, Inc	8,072
3,858	*	Autodesk, Inc	132,947
15,483		Automatic Data Processing, Inc	702,154
49	*	Avocent Corp	1,286
6,868	*	BEA Systems, Inc	89,902
3,286	*	BearingPoint, Inc	27,504
858	*	BISYS Group, Inc	11,755
358	*	Blue Coat Systems, Inc	6,036
689	*	Cerner Corp	25,569
1,200	*	Checkfree Corp	59,472
612	*	Ciber, Inc	4,033
888	*	Click Commerce, Inc	17,520
17,828	*	CMGI, Inc	21,572
2,668	*	CNET Networks, Inc	21,291
1,465	*	Cogent Communications Group, Inc	13,727
2,191	*	Cogent, Inc	33,018
5,069	*	Compuware Corp	33,962
1,964	*	Convergys Corp	38,298
100	*	CSG Systems International, Inc	2,474
842		Deluxe Corp	14,718
100	*	Digital Insight Corp	3,429
261	*	Digital River, Inc	10,542
764	*	DST Systems, Inc	45,458
400	*	Earthlink, Inc	3,464
17,234	*	eBay, Inc	504,784
196	*	Eclipsys Corp	3,559
43	*	eFunds Corp	948
4,897	*	Electronic Arts, Inc	210,767
3,757	*	Emdeon Corp	46,624
714	*	Equinix, Inc	39,170
3,843	*	Expedia, Inc	57,530
300		Fair Isaac Corp	10,893
400	*	First Advantage Corp	9,304
3,936	*	Fiserv, Inc	178,537
50	*	Gartner, Inc (Class A)	710
1,054	*	Getty Images, Inc	66,940
2,553	*	Google, Inc (Class A)	1,070,549
295	*	Hudson Highland Group, Inc	3,183
366	*	iGate Corp	2,339
3,736		IMS Health, Inc	100,312
1,705	*	Informatica Corp	22,438

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
7,966	*	Innovative Solutions & Support, Inc	$112,002
19,078	*	Internap Network Services Corp	20,032
2,068	*	Intuit, Inc	124,887
1,900	*	Ipass, Inc	10,640
1,277	*	Iron Mountain, Inc	47,734
620		Jack Henry & Associates, Inc	12,189
328	*	Jupitermedia Corp	4,264
600	*	Kanbay International, Inc	8,724
2,861	*	KFX, Inc	43,716
861	*	Kinetic Concepts, Inc	38,013
938	*	Lamar Advertising Co	50,521
2,204	*	Lawson Software, Inc	14,767
801	*	Lionbridge Technologies	4,430
1,013		Manpower, Inc	65,440
900	*	Marchex, Inc	14,787
746	*	Mentor Graphics Corp	9,683
112,088		Microsoft Corp	2,611,650
1,574	*	Midway Games, Inc	12,734
844		MoneyGram International, Inc	28,654
1,966	*	Monster Worldwide, Inc	83,870
1,102	*	NIC, Inc	7,967
6,916	*	Novell, Inc	45,853
2,906	*	Nuance Communications, Inc	29,234
4,313		Omnicom Group, Inc	384,245
1,848	*	Opsware, Inc	15,228
687	*	Parametric Technology Corp	8,732
1,390	*	Quest Software, Inc	19,516
1,527	*	RealNetworks, Inc	16,339
2,625		Robert Half International, Inc	110,250
1,230	*	RSA Security, Inc	33,444
1,832	*	Salesforce.com, Inc	48,841
4,349	*	Sapient Corp	23,050
48		ServiceMaster Co	496
399	*	Smith Micro Software, Inc	6,392
350	*	Sohu.com, Inc	9,027
7,211	*	Sonus Networks, Inc	35,694
1,789	*	Spherion Corp	16,316
3,200		Startek, Inc	47,840
56,610	*	Sun Microsystems, Inc	234,932
1,000	*	SYKES Enterprises, Inc	16,160
17,596	*	Symantec Corp	273,442
4,220	*	TIBCO Software, Inc	29,751
2,725	*	Tiens Biotech Group USA, Inc	11,663
1,828		Total System Services, Inc	35,189
175	*	Travelzoo, Inc	5,310
580	*	Trizetto Group, Inc	8,578
5,669	*	Unisys Corp	35,601
1,246		United Online, Inc	14,952
935	*	United Rentals, Inc	29,901
600	*	Universal Compression Holdings, Inc	37,782
1,328	*	VA Software Corp	5,153
1,335	*	Vasco Data Security International	11,147
4,563	*	VeriSign, Inc	105,725
200	*	WebEx Communications, Inc	7,108
		TOTAL BUSINESS SERVICES	9,230,271

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
CHEMICALS AND ALLIED PRODUCTS - 9.86%
23,577		Abbott Laboratories	$1,028,193
2,685	*	Abraxis BioScience, Inc	64,010
354	*	Adolor Corp	8,854
1,973	*	ADVENTRX Pharmaceuticals, Inc	6,254
8,213		Air Products & Chemicals, Inc	524,975
64	*	Alexion Pharmaceuticals, Inc	2,312
809	*	Alkermes, Inc	15,306
19,591	*	Amgen, Inc	1,277,921
1,260	*	Arena Pharmaceuticals, Inc	14,591
300	*	Array Biopharma, Inc	2,580
392	*	Atherogenics, Inc	5,116
475	*	AVANIR Pharmaceuticals	3,249
3,718		Avery Dennison Corp	215,867
112	*	AVI BioPharma, Inc	420
6,444		Avon Products, Inc	199,764
450		Balchem Corp	10,125
2,656	*	Barr Pharmaceuticals, Inc	126,665
1,749	*	Bentley Pharmaceuticals, Inc	19,169
2,200	*	Bioenvision, Inc	11,726
812	*	BioMarin Pharmaceuticals, Inc	11,668
30,664		Bristol-Myers Squibb Co	792,971
1,225		Cabot Corp	42,287
1,400		Calgon Carbon Corp	8,526
2,008	*	Cell Genesys, Inc	10,080
822	*	Cephalon, Inc	49,402
600	*	Charles River Laboratories International, Inc	22,080
1,623		Clorox Co	98,954
10,194		Colgate-Palmolive Co	610,621
271	*	Combinatorx, Inc	2,382
1,600	*	Connetics Corp	18,816
811	*	Cotherix, Inc	6,983
1,400		Dade Behring Holdings, Inc	58,296
3,385	*	Dendreon Corp	16,383
244		Diagnostic Products Corp	14,193
298	*	Digene Corp	11,545
5,738	*	Durect Corp	22,206
6,992		Ecolab, Inc	283,735
828	*	Encysive Pharmaceuticals, Inc	5,738
700	*	Enzon Pharmaceuticals, Inc	5,278
7,198	*	Forest Laboratories, Inc	278,491
6,647	*	Genentech, Inc	543,725
4,347	*	Genzyme Corp	265,384
860	*	Geron Corp	5,934
7,506	*	Gilead Sciences, Inc	444,055
68		H.B. Fuller Co	2,963
1,041	*	Hospira, Inc	44,701
1,961	*	Human Genome Sciences, Inc	20,983
1,486	*	Huntsman Corp	25,738
595	*	Idenix Pharmaceuticals, Inc	5,593
159	*	Idexx Laboratories, Inc	11,946
1,545	*	Inverness Medical Innovations, Inc	43,615

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
800	*	Invitrogen Corp	$52,856
6,847	*	King Pharmaceuticals, Inc	116,399
903	*	Kos Pharmaceuticals, Inc	33,971
1,200		Lubrizol Corp	47,820
1,851		Mannatech, Inc	23,341
1,010	*	Medarex, Inc	9,706
1,712		Medicis Pharmaceutical Corp (Class A)	41,088
3,855	*	Medimmune, Inc	104,471
43,148		Merck & Co, Inc	1,571,882
688	*	MGI Pharma, Inc	14,792
4,469	*	Millennium Pharmaceuticals, Inc	44,556
7,494		Mylan Laboratories, Inc	149,880
130	*	Myogen, Inc	3,770
573	*	Nabi Biopharmaceuticals	3,289
1,484	*	Nastech Pharmaceutical Co, Inc	23,447
700	*	NBTY, Inc	16,737
2,019	*	Neurocrine Biosciences, Inc	21,401
1,937	*	Noven Pharmaceuticals, Inc	34,672
217	*	NPS Pharmaceuticals, Inc	1,059
700	*	Nuvelo, Inc	11,655
319	*	OraSure Technologies, Inc	3,037
751	*	Pacific Ethanol, Inc	17,363
900	*	Par Pharmaceutical Cos, Inc	16,614
1,466	*	PDL BioPharma, Inc	26,989
2,010	*	Penwest Pharmaceuticals Co	43,878
4,279		Perrigo Co	68,892
1,200	*	Pharmion Corp	20,436
924	*	Pozen, Inc	6,505
1,403		PPG Industries, Inc	92,598
10,918		Praxair, Inc	589,572
1,133	*	Prestige Brands Holdings, Inc	11,296
53,557		Procter & Gamble Co	2,977,769
937	*	Progenics Pharmaceuticals, Inc	22,544
617	*	Renovis, Inc	9,446
6,483		Rohm & Haas Co	324,928
2,600		RPM International, Inc	46,800
1,668	*	Salix Pharmaceuticals Ltd	20,516
23,272		Schering-Plough Corp	442,866
1,235	*	Sepracor, Inc	70,568
2,106		Sigma-Aldrich Corp	152,980
1,261	*	Sirna Therapeutics, Inc	7,188
109	*	Somaxon Pharmaceuticals, Inc	1,701
1,211	*	SuperGen, Inc	4,396
530	*	Tanox, Inc	7,330
235	*	United Therapeutics Corp	13,576
662	*	USANA Health Sciences, Inc	25,090
2,200		Valspar Corp	58,102
702	*	VCA Antech, Inc	22,415
1,138	*	Vertex Pharmaceuticals, Inc	41,776
3,448	*	Watson Pharmaceuticals, Inc	80,269
400	*	Zymogenetics, Inc	7,588
		TOTAL CHEMICALS AND ALLIED PRODUCTS	14,884,189

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
COMMUNICATIONS - 4.90%
6,049		Alltel Corp	$386,108
4,800	*	American Tower Corp (Class A)	149,376
59,268		AT&T, Inc	1,652,985
27,532		BellSouth Corp	996,658
3,966		Cablevision Systems Corp (Class A)	85,071
5,900		Citadel Broadcasting Corp	52,510
968	*	Covad Communications Group, Inc	1,946
1,500	*	Crown Castle International Corp	51,810
1,653	*	Crown Media Holdings, Inc (Class A)	6,810
864	*	Embarq Corp	35,415
400		Entercom Communications Corp	10,464
500	*	Entravision Communications Corp (Class A)	4,285
602	*	First Avenue Networks, Inc	6,550
400	*	Fisher Communications, Inc	16,852
421		Global Payments, Inc	20,440
2,200		Gray Television, Inc	12,738
3,430	*	IAC/InterActiveCorp	90,861
7,237	*	Level 3 Communications, Inc	32,132
9,835	*	Liberty Global, Inc	211,453
4,375	*	Liberty Media Holding Corp (Capital)	366,494
10,483	*	Liberty Media Holding Corp (Interactive)	180,937
2,100	*	Lin TV Corp (Class A)	15,855
1,600	*	Mediacom Communications Corp	9,968
384	*	NeuStar, Inc	12,960
1,800	*	NII Holdings, Inc (Class B)	101,484
1,042	*	Novatel Wireless, Inc	10,816
659	*	Pegasus Wireless Corp	5,891
1,179	*	Radio One, Inc (Class D)	8,725
400		Salem Communications Corp (Class A)	5,204
350	*	SAVVIS, Inc	10,364
285	*	SBA Communications Corp	7,450
2,000	*	Spanish Broadcasting System, Inc (Class A)	10,220
37,789		Sprint Nextel Corp	755,402
2,625	*	TiVo, Inc	18,769
4,861	*	Univision Communications, Inc (Class A)	162,844
208		USA Mobility, Inc	3,453
46,176		Verizon Communications, Inc	1,546,434
6,996	*	Viacom, Inc	250,737
142	*	West Corp	6,803
5,905	*	XM Satellite Radio Holdings, Inc	86,508
		TOTAL COMMUNICATIONS	7,401,782

DEPOSITORY INSTITUTIONS - 10.49%
8,493		AmSouth Bancorp	224,640
48,386		Bank of America Corp	2,327,367
14,107		BB&T Corp	586,710
20,771		Cadence Financial Corp	462,570
4,369		Comerica, Inc	227,144
400		Commerce Bancorp, Inc	14,268
400		Compass Bancshares, Inc	22,240
14,358		Fifth Third Bancorp	530,528
1,200		First Horizon National Corp	48,240
1,700		Fremont General Corp	31,552
5,088		Golden West Financial Corp	377,530

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,191		IndyMac Bancorp, Inc	$54,607
11,672		Keycorp	416,457
1,600		M&T Bank Corp	188,672
4,800		Marshall & Ilsley Corp	219,552
10,665		Mellon Financial Corp	367,196
17,280		National City Corp	625,363
2,400		New York Community Bancorp, Inc	39,624
9,302		North Fork Bancorporation, Inc	280,641
3,981		Northern Trust Corp	220,149
7,664		PNC Financial Services Group, Inc	537,783
4,720		Popular, Inc	90,624
1,000		R & G Financial Corp (Class B)	8,590
13,454		Regions Financial Corp	445,596
4,092		Sovereign Bancorp, Inc	83,109
7,399		State Street Corp	429,808
9,054		SunTrust Banks, Inc	690,458
100	*	Superior Bancorp	1,100
5,386		Synovus Financial Corp	144,237
1,400		TD Banknorth, Inc	41,230
1,800		UnionBanCal Corp	116,262
40,458		US Bancorp	1,249,343
30,695		Wachovia Corp	1,659,986
23,057		Washington Mutual, Inc	1,050,938
28,549		Wells Fargo & Co	1,915,067
1,300		Zions Bancorporation	101,322
		TOTAL DEPOSITORY INSTITUTIONS	15,830,503

EATING AND DRINKING PLACES - 1.31%
2,300	*	AFC Enterprises	29,325
1,000		Applebees International, Inc	19,220
3,240		Darden Restaurants, Inc	127,656
300		Lone Star Steakhouse & Saloon, Inc	7,869
31,363		McDonald's Corp	1,053,797
700	*	O'Charleys, Inc	11,900
229		OSI Restaurant Partners, Inc	7,923
200		Ruby Tuesday, Inc	4,882
13,780	*	Starbucks Corp	520,333
400	*	The Cheesecake Factory, Inc	10,780
865	*	Tim Hortons, Inc	22,274
2,697		Wendy's International, Inc	157,208
		TOTAL EATING AND DRINKING PLACES	1,973,167

ELECTRIC, GAS, AND SANITARY SERVICES - 5.41%
16,683	*	AES Corp	307,801
5,496		AGL Resources, Inc	209,508
3,433		Allete, Inc	162,553
1,112		Alliant Energy Corp	38,142
2,000		Aqua America, Inc	45,580
6,200		Atmos Energy Corp	173,042
9,085		Avista Corp	207,411
2,200		Cascade Natural Gas Corp	46,398
7,601		Cleco Corp	176,723
6,467		Consolidated Edison, Inc	287,393
1,313		Crosstex Energy, Inc	124,840

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
12,627		El Paso Corp	$189,405
10,686		Empire District Electric Co	219,597
2,600		Energen Corp	99,866
465		Energy East Corp	11,127
800		EnergySouth, Inc	24,984
10,710		Hawaiian Electric Industries, Inc	298,916
7,750		Idacorp, Inc	265,748
10,534		KeySpan Corp	425,574
5,670		Kinder Morgan, Inc	566,376
400		Laclede Group, Inc	13,744
1,670		Markwest Hydrocarbon, Inc	41,333
1,700		Metal Management, Inc	52,054
3,914		MGE Energy, Inc	121,921
6,291		National Fuel Gas Co	221,066
862		Nicor, Inc	35,773
22,178		NiSource, Inc	484,368
75		Northeast Utilities	1,550
3,726	*	NRG Energy, Inc	179,519
14,869		OGE Energy Corp	520,861
3,714		Otter Tail Corp	101,504
22,084		Pepco Holdings, Inc	520,741
2,700		Piedmont Natural Gas Co, Inc	65,610
966	*	Plug Power, Inc	4,511
22,459		Puget Energy, Inc	482,419
3,400		Questar Corp	273,666
897		Resource America, Inc (Class A)	17,088
7,894	*	Sierra Pacific Resources	110,516
1,200		SJW Corp	30,540
1,400		South Jersey Industries, Inc	38,346
4,164		TECO Energy, Inc	62,210
2,900		UGI Corp	71,398
5,063		Unisource Energy Corp	157,712
1,480	*	Waste Services, Inc	13,305
3,914		Western Gas Resources, Inc	234,253
4,100		WGL Holdings, Inc	118,695
13,440		Williams Cos, Inc	313,958
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	8,169,645

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.24%
7,379	*	Advanced Micro Devices, Inc	180,195
3,820	*	Agere Systems, Inc	56,154
3,200		American Power Conversion Corp	62,368
1,454		Ametek, Inc	68,891
2,545	*	Arris Group, Inc	33,390
1,216	*	Atheros Communications, Inc	23,055
961		Baldor Electric Co	30,070
114	*	Benchmark Electronics, Inc	2,750
233	*	Bookham, Inc	783
5,687	*	Brocade Communications Systems, Inc	34,918
3,799	*	Capstone Turbine Corp	8,662
821	*	C-COR, Inc	6,338
76,463	*	Cisco Systems, Inc	1,493,322
12	*	Color Kinetics, Inc	227
16,506	*	Conexant Systems, Inc	41,265

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,090	*	Cree, Inc	$25,898
2,030	*	Ditech Networks, Inc	17,702
2,324	*	Emcore Corp	22,310
13,578		Emerson Electric Co	1,137,972
300	*	Energizer Holdings, Inc	17,571
393	*	Energy Conversion Devices, Inc	14,317
709	*	Evergreen Solar, Inc	9,203
9,228	*	Finisar Corp	30,176
5,913	*	Freescale Semiconductor, Inc (Class B)	173,842
594	*	FuelCell Energy, Inc	5,691
1,601	*	GrafTech International Ltd	9,286
300	*	Greatbatch, Inc	7,080
900		Harman International Industries, Inc	76,833
2,048	*	Harmonic, Inc	9,175
77,157		Intel Corp	1,462,125
1,135	*	Interdigital Communications Corp	39,623
2,483	*	InterVoice, Inc	17,679
136		Lincoln Electric Holdings, Inc	8,520
286		LSI Industries, Inc	4,859
7,142	*	LSI Logic Corp	63,921
79,380	*	Lucent Technologies, Inc	192,100
1,388	*	McData Corp (Class A)	5,663
730	*	Medis Technologies Ltd	14,804
12,043	*	Micron Technology, Inc	181,368
1,197	*	Microtune, Inc	7,493
4,735		Molex, Inc	158,954
36,247		Motorola, Inc	730,377
5,740	*	MRV Communications, Inc	17,851
5,801		National Semiconductor Corp	138,354
1,193	*	Novellus Systems, Inc	29,467
1,177	*	Omnivision Technologies, Inc	24,858
4,933	*	ON Semiconductor Corp	29,006
6,139	*	Optical Communication Products, Inc	12,339
1,526		Plantronics, Inc	33,892
644	*	Plexus Corp	22,031
183	*	PLX Technology, Inc	2,236
1,279	*	Polycom, Inc	28,036
1,716	*	Power-One, Inc	11,326
3,075	*	Powerwave Technologies, Inc	28,044
1,986	*	QLogic Corp	34,239
24,073		Qualcomm, Inc	964,605
4,296	*	Quantum Fuel Systems Technologies Worldwide, Inc	14,606
571		RadioShack Corp	7,994
3,582	*	RF Micro Devices, Inc	21,385
772	*	Silicon Image, Inc	8,322
28,640	*	Sirius Satellite Radio, Inc	136,040
2,651	*	Sycamore Networks, Inc	10,763
200	*	Symmetricom, Inc	1,414
900		Technitrol, Inc	20,835
700	*	Tekelec	8,645
2,441		Teleflex, Inc	131,863
9,443	*	Tellabs, Inc	125,686
16	*	Tessera Technologies, Inc	440
23,374		Texas Instruments, Inc	707,998

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,538	*	Thomas & Betts Corp	$78,900
7,174	*	Transmeta Corp	11,622
5,767	*	Transwitch Corp	12,168
1,102	*	Trident Microsystems, Inc	20,916
1,390	*	Triquint Semiconductor, Inc	6,199
700		Whirlpool Corp	57,855
6,538		Xilinx, Inc	148,086
3,425	*	Zhone Technologies, Inc	6,987
216	*	Zoltek Cos, Inc	6,456
485	*	Zoran Corp	11,805
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	9,420,199

ENGINEERING AND MANAGEMENT SERVICES - 0.82%
1,300	*	Amylin Pharmaceuticals, Inc	64,181
1,251	*	Applera Corp (Celera Genomics Group)	16,200
436	*	Ariad Pharmaceuticals, Inc	1,966
4,150	*	Celgene Corp	196,835
200		Corporate Executive Board Co	20,040
360	*	CV Therapeutics, Inc	5,029
731	*	Digitas, Inc	8,494
200	*	Gen-Probe, Inc	10,796
1,400	*	Harris Interactive, Inc	7,980
39	*	Hewitt Associates, Inc	877
504	*	ICOS Corp	11,083
2,197	*	Incyte Corp	10,106
2,102	*	Isis Pharmaceuticals, Inc	12,717
1,827	*	Lexicon Genetics, Inc	8,021
473	*	Lifecell Corp	14,625
400	*	Maxygen, Inc	2,992
1,900	*	Monogram Biosciences, Inc	3,762
4,442		Moody's Corp	241,911
6,720		Paychex, Inc	261,946
2,157		Pharmaceutical Product Development, Inc	75,754
3,432		Quest Diagnostics, Inc	205,645
608	*	Regeneron Pharmaceuticals, Inc	7,795
3,603	*	Rentech, Inc	16,754
1,804	*	Savient Pharmaceuticals, Inc	9,471
19	*	Symyx Technologies, Inc	459
620	*	Tetra Tech, Inc	10,999
590	*	Trimeris, Inc	6,779
		TOTAL ENGINEERING AND MANAGEMENT SERVICES	1,233,217

FABRICATED METAL PRODUCTS - 0.73%
400		Ameron International Corp	26,808
4,164		Commercial Metals Co	107,015
1,344		Dynamic Materials Corp	45,333
1,944		Gulf Island Fabrication, Inc	38,958
14,402		Illinois Tool Works, Inc	684,095
2,000		Pentair, Inc	68,380
1,700		Silgan Holdings, Inc	62,917
900		Snap-On, Inc	36,378
583		Valmont Industries, Inc	27,104
		TOTAL FABRICATED METAL PRODUCTS	1,096,988

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
FOOD AND KINDRED PRODUCTS - 2.56%
7,203		Campbell Soup Co	$267,303
6,359		Coca-Cola Enterprises, Inc	129,533
8,164		General Mills, Inc	421,752
7,208		H.J. Heinz Co	297,114
169	*	Hansen Natural Corp	32,173
3,964		Hershey Co	218,297
8,464		Kellogg Co	409,912
1,500		Pepsi Bottling Group, Inc	48,225
29,074		PepsiCo, Inc	1,745,603
6,377		Sara Lee Corp	102,160
4,225		Wrigley (Wm.) Jr Co	191,646
		TOTAL FOOD AND KINDRED PRODUCTS	3,863,718

FOOD STORES - 0.31%
13,265		Kroger Co	289,973
2,280		Supervalu, Inc	69,996
1,587		Whole Foods Market, Inc	102,584
		TOTAL FOOD STORES	462,553

FORESTRY - 0.08%
1,913		Weyerhaeuser Co	119,084
		TOTAL FORESTRY	119,084

FURNITURE AND FIXTURES - 0.70%
6,000	*	BE Aerospace, Inc	137,160
1,230		Hillenbrand Industries, Inc	59,655
5,194		Johnson Controls, Inc	427,051
3,685		Leggett & Platt, Inc	92,051
11,028		Masco Corp	326,870
533	*	Tempur-Pedic International, Inc	7,201
		TOTAL FURNITURE AND FIXTURES	1,049,988

FURNITURE AND HOMEFURNISHINGS STORES - 0.32%
3,353	*	Bed Bath & Beyond, Inc	111,219
5,851		Best Buy Co, Inc	320,869
1,379		Circuit City Stores, Inc	37,536
1,000		Pier 1 Imports, Inc	6,980
76		Williams-Sonoma, Inc	2,588
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	479,192

GENERAL BUILDING CONTRACTORS - 0.49%
121	*	Avatar Holdings, Inc	6,893
500		Beazer Homes USA, Inc	22,935
2,224		Centex Corp	111,867
5,669		DR Horton, Inc	135,036
1,068	*	Hovnanian Enterprises, Inc (Class A)	32,125
2,940		Lennar Corp (Class A)	130,448
64		Lennar Corp (Class B)	2,611
600		MDC Holdings, Inc	31,158
149	*	Meritage Homes Corp	7,040
42	*	NVR, Inc	20,633
3,996		Pulte Homes, Inc	115,045
600		Ryland Group, Inc	26,142

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
700		Standard-Pacific Corp	$17,990
2,653	*	Toll Brothers, Inc	67,837
273	*	WCI Communities, Inc	5,498
		TOTAL GENERAL BUILDING CONTRACTORS	733,258

GENERAL MERCHANDISE STORES - 1.27%
41	*	BJ's Wholesale Club, Inc	1,162
424		Bon-Ton Stores, Inc	9,277
10,498		Costco Wholesale Corp	599,751
3,008		Dollar General Corp	42,052
2,521		Family Dollar Stores, Inc	61,588
3,991		JC Penney Co, Inc	269,432
14,778		Target Corp	722,201
9,354		TJX Cos, Inc	213,832
		TOTAL GENERAL MERCHANDISE STORES	1,919,295

HEALTH SERVICES - 1.20%
615	*	Alliance Imaging, Inc	3,936
843	*	American Retirement Corp	27,625
939		Brookdale Senior Living, Inc	42,011
634	*	Community Health Systems, Inc	23,300
300	*	Corvel Corp	7,500
1,957	*	DaVita, Inc	97,263
207	*	Edwards Lifesciences Corp	9,404
2,590	*	Express Scripts, Inc	185,807
304	*	Five Star Quality Care, Inc	3,365
5,341		Health Management Associates, Inc (Class A)	105,271
699	*	Healthways, Inc	36,795
1,570	*	Hythiam, Inc	10,943
2,255	*	Laboratory Corp of America Holdings	140,329
994	*	LifePoint Hospitals, Inc	31,937
1,209	*	Lincare Holdings, Inc	45,749
3,064	*	Nektar Therapeutics	56,194
500	*	Pediatrix Medical Group, Inc	22,650
856	*	Psychiatric Solutions, Inc	24,533
735	*	Sierra Health Services, Inc	33,097
1,338	*	Sunrise Senior Living, Inc	36,996
845	*	Triad Hospitals, Inc	33,445
200	*	VistaCare, Inc (Class A)	2,420
11,519	*	WellPoint, Inc	838,238
		TOTAL HEALTH SERVICES	1,818,808

HOLDING AND OTHER INVESTMENT OFFICES - 2.65%
8,224		Allied Capital Corp	236,604
584		AMB Property Corp	29,521
1,800		American Financial Realty Trust	17,424
1,100		Annaly Mortgage Management, Inc	14,091
6,691		Archstone-Smith Trust	340,371
1,147		AvalonBay Communities, Inc	126,881
2,085		Boston Properties, Inc	188,484
1,100		Cherokee, Inc	45,496
1,632		Crescent Real Estate Equities Co	30,290
200		Developers Diversified Realty Corp	10,436
3,013		Duke Realty Corp	105,907

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
11,489		Equity Office Properties Trust	$419,463
8,962		Equity Residential	400,870
2,980		General Growth Properties, Inc	134,279
700		Gladstone Capital Corp	14,973
700		Harris & Harris Group, Inc	7,728
1,300		Health Care Property Investors, Inc	34,762
800		Hospitality Properties Trust	35,136
7,900		Host Marriott Corp	172,773
2,700		HRPT Properties Trust	31,212
2,829		iStar Financial, Inc	106,795
4,500		Kimco Realty Corp	164,205
2,900		Luminent Mortgage Capital, Inc	26,854
1,300		MFA Mortgage Investments, Inc	8,944
800		NorthStar Realty Finance Corp	9,608
1,718		NTL, Inc	42,778
817		Potlatch Corp	30,842
5,933		Prologis	309,228
2,182		Public Storage, Inc	165,614
5,237		Simon Property Group, Inc	434,357
3,003		Vornado Realty Trust	292,943
300		Weingarten Realty Investors	11,484
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	4,000,353

HOTELS AND OTHER LODGING PLACES - 0.31%
2,300		Choice Hotels International, Inc	139,380
2,851	*	Gaylord Entertainment Co	124,418
6,000	*	Great Wolf Resorts, Inc	72,060
4,400	*	Lodgian, Inc	62,700
2,256		Marcus Corp	47,105
781	*	Morgans Hotel Group Co	12,152
600	*	Outdoor Channel Holdings, Inc	6,192
		TOTAL HOTELS AND OTHER LODGING PLACES	464,007

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.54%
20,466		3M Co	1,653,039
269	*	Advanced Digital Information Corp	3,166
2,700	*	AGCO Corp	71,064
4,100		American Standard Cos, Inc	177,407
10,479	*	Apple Computer, Inc	598,560
27,711		Applied Materials, Inc	451,135
700	*	Astec Industries, Inc	23,884
169	*	Asyst Technologies, Inc	1,273
359	*	Axcelis Technologies, Inc	2,118
2,047		Black & Decker Corp	172,890
900		Briggs & Stratton Corp	27,999
1,010	*	Brooks Automation, Inc	11,918
2,400	*	Cameron International Corp	114,648
1,034		Cummins, Inc	126,407
6,567		Deere & Co	548,279
31,801	*	Dell, Inc	776,262
300		Donaldson Co, Inc	10,161
37,954	*	EMC Corp	416,355
539	*	Emulex Corp	8,770
266	*	ENGlobal Corp	2,072

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
233	*	Extreme Networks, Inc	$969
300	*	Flowserve Corp	17,070
1,300	*	FMC Technologies, Inc	87,698
843	*	Gehl Co	21,522
696		Graco, Inc	32,002
2,598	*	Grant Prideco, Inc	116,261
39,947		Hewlett-Packard Co	1,265,521
26,031		International Business Machines Corp	1,999,701
314	*	Intevac, Inc	6,808
67	*	Komag, Inc	3,094
2,287	*	Lam Research Corp	106,620
1,488	*	Lexmark International, Inc	83,075
500		Lufkin Industries, Inc	29,715
1,625		Manitowoc Co, Inc	72,313
992		Modine Manufacturing Co	23,173
500		NN, Inc	6,175
787		Nordson Corp	38,705
700	*	Oil States International, Inc	23,996
2,100		Pall Corp	58,800
324	*	Rackable Systems, Inc	12,795
2,459	*	Semitool, Inc	22,180
5,584		Smith International, Inc	248,320
24,230	*	Solectron Corp	82,867
948		SPX Corp	53,041
2,100		Stanley Works	99,162
1,400		Tennant Co	70,392
650	*	TurboChef Technologies, Inc	7,228
1,870	*	Varian Medical Systems, Inc	88,545
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,875,155

INSTRUMENTS AND RELATED PRODUCTS - 5.22%
267	*	Advanced Medical Optics, Inc	13,537
856	*	Affymetrix, Inc	21,914
300		Analogic Corp	13,983
1,892		Bard (C.R.), Inc	138,608
583		Bausch & Lomb, Inc	28,590
14,531		Baxter International, Inc	534,160
1,022		Beckman Coulter, Inc	56,772
6,035		Becton Dickinson & Co	368,920
5,106		Biomet, Inc	159,767
19,140	*	Boston Scientific Corp	322,318
864	*	Bruker BioSciences Corp	4,631
533	*	Cepheid, Inc	5,175
300		Cooper Cos, Inc	13,287
4,403	*	Credence Systems Corp	15,411
1,306		Dentsply International, Inc	79,144
118	*	DexCom, Inc	1,602
500	*	DJ Orthopedics, Inc	18,415
1,808	*	Fisher Scientific International, Inc	132,074
311	*	Formfactor, Inc	13,880
348	*	Hologic, Inc	17,177
18	*	Illumina, Inc	534
1,074	*	Input/Output, Inc	10,149
454	*	Intuitive Surgical, Inc	53,558

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,710	*	Ixia	$15,390
55,522		Johnson & Johnson	3,326,878
3,411		Kla-Tencor Corp	141,795
2,123	*	LTX Corp	14,882
21,676		Medtronic, Inc	1,017,038
695	*	Millipore Corp	43,778
305	*	MKS Instruments, Inc	6,137
4,442		Pitney Bowes, Inc	183,455
315		Roper Industries, Inc	14,726
5,480	*	St. Jude Medical, Inc	177,662
6,192		Stryker Corp	260,745
1,500		Tektronix, Inc	44,130
2,650	*	Thermo Electron Corp	96,036
1,349	*	TriPath Imaging, Inc	8,930
1,647	*	Waters Corp	73,127
13,987	*	Xerox Corp	194,559
4,086	*	Zimmer Holdings, Inc	231,758
		TOTAL INSTRUMENTS AND RELATED PRODUCTS	7,874,632

INSURANCE AGENTS, BROKERS AND SERVICE - 0.50%
1,640		Brown & Brown, Inc	47,921
800		Clark, Inc	10,560
3,500		Crawford & Co (Class B)	25,130
7,996		Hartford Financial Services Group, Inc	676,462
		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	760,073

INSURANCE CARRIERS - 4.52%
9,924		Aetna, Inc	396,265
400		Affirmative Insurance Holdings, Inc	6,260
14,694		Aflac, Inc	681,067
3,000		Ambac Financial Group, Inc	243,300
700		American Financial Group, Inc	30,030
1,549	*	AMERIGROUP Corp	48,081
742	*	Centene Corp	17,459
12,896		Chubb Corp	643,510
8,075		Cincinnati Financial Corp	379,606
800		Commerce Group, Inc	23,632
737		Erie Indemnity Co (Class A)	38,324
900		HCC Insurance Holdings, Inc	26,496
561	*	HealthExtras, Inc	16,953
9,786		Lincoln National Corp	552,322
3,793		MBIA, Inc	222,080
900		Mercury General Corp	50,733
2,005		MGIC Investment Corp	130,325
648	*	Molina Healthcare, Inc	24,656
900		Phoenix Cos, Inc	12,672
1,000		PMI Group, Inc	44,580
8,228		Principal Financial Group	457,888
17,932		Progressive Corp	461,032
300		Protective Life Corp	13,986
13,359		Prudential Financial, Inc	1,037,994
1,400		Radian Group, Inc	86,492
4,593		Safeco Corp	258,816
17,554		St. Paul Travelers Cos, Inc	782,557

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
2,700		W.R. Berkley Corp	$92,151
1,049	*	WellCare Health Plans, Inc	51,453
		TOTAL INSURANCE CARRIERS	6,830,720

LEATHER AND LEATHER PRODUCTS - 0.14%
5,576	*	Coach, Inc	166,722
1,700		Weyco Group, Inc	39,474
		TOTAL LEATHER AND LEATHER PRODUCTS	206,196

LUMBER AND WOOD PRODUCTS - 0.02%
1,174	*	Champion Enterprises, Inc	12,961
300		Skyline Corp	12,834
		TOTAL LUMBER AND WOOD PRODUCTS	25,795

METAL MINING - 0.08%
4,351		Royal Gold, Inc	121,045
		TOTAL METAL MINING	121,045

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.13%
709		Callaway Golf Co	9,210
174	*	Identix, Inc	1,216
900		Marine Products Corp	8,757
9,534		Mattel, Inc	157,407
161		Nautilus, Inc	2,529
1,783	*	Russ Berrie & Co, Inc	21,860
87	*	Steinway Musical Instruments, Inc	2,133
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	203,112

MISCELLANEOUS RETAIL - 1.27%
4,539	*	Amazon.com, Inc	175,569
49	*	Coldwater Creek, Inc	1,311
12,418		CVS Corp	381,233
326	*	GSI Commerce, Inc	4,411
956		Michaels Stores, Inc	39,425
151	*	Nutri/System, Inc	9,382
3,460	*	Office Depot, Inc	131,480
351		Petsmart, Inc	8,986
129	*	Priceline.com, Inc	3,852
12,734		Staples, Inc	309,691
594		Tiffany & Co	19,614
16,790		Walgreen Co	752,864
1,762		World Fuel Services Corp	80,506
		TOTAL MISCELLANEOUS RETAIL	1,918,324

MOTION PICTURES - 2.14%
5,902	*	Discovery Holding Co (Class A)	86,346
522		Regal Entertainment Group (Class A)	10,607
109,162		Time Warner, Inc	1,888,503
41,546		Walt Disney Co	1,246,380
		TOTAL MOTION PICTURES	3,231,836

NONDEPOSITORY INSTITUTIONS - 3.11%
147	*	Accredited Home Lenders Holding Co	7,028
1,014		Advanta Corp (Class A)	33,249

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
4,068		American Capital Strategies Ltd	$136,197
29,253		American Express Co	1,556,845
2,446	*	AmeriCredit Corp	68,292
100		Ares Capital Corp	1,693
5,333		Capital One Financial Corp	455,705
2,678		CapitalSource, Inc	62,826
5,580		CIT Group, Inc	291,778
300	*	CompuCredit Corp	11,532
11,256		Countrywide Financial Corp	428,628
2,900		Doral Financial Corp	18,589
500		Federal Agricultural Mortgage Corp (Class C)	13,850
879		First Marblehead Corp	50,050
15,980		Freddie Mac	911,020
4,300		MCG Capital Corp	68,370
11,005		SLM Corp	582,385
8	*	World Acceptance Corp	284
		TOTAL NONDEPOSITORY INSTITUTIONS	4,698,321

NONMETALLIC MINERALS, EXCEPT FUELS - 0.19%
2,751		AMCOL International Corp	72,489
600		Florida Rock Industries, Inc	29,802
2,397		Vulcan Materials Co	186,966
		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	289,257

OIL AND GAS EXTRACTION - 4.92%
16,522		Anadarko Petroleum Corp	787,934
11,234		Apache Corp	766,721
798	*	Atlas America, Inc	35,758
959	*	ATP Oil & Gas Corp	40,211
1,881		Baker Hughes, Inc	153,960
1,400		Berry Petroleum Co (Class A)	46,410
1,950		Cabot Oil & Gas Corp (Class A)	95,550
2,100	*	Callon Petroleum Co	40,614
1,500	*	Cheniere Energy, Inc	58,500
8,196		Chesapeake Energy Corp	247,929
4,009		Cimarex Energy Co	172,387
500	*	Delta Petroleum Corp	8,565
4,330	*	Denbury Resources, Inc	137,131
13,034		Devon Energy Corp	787,384
2,000	*	Edge Petroleum Corp	39,960
1,600	*	Encore Acquisition Co	42,928
1,136	*	Energy Partners Ltd	21,527
4,417		ENSCO International, Inc	203,270
8,666		Equitable Resources, Inc	290,311
3,043	*	Forest Oil Corp	100,906
854	*	Gasco Energy, Inc	3,800
2,700	*	Global Industries Ltd	45,090
700	*	Goodrich Petroleum Corp	19,873
4,000	*	Grey Wolf, Inc	30,800
1,200	*	Helix Energy Solutions Group, Inc	48,432
1,999		Helmerich & Payne, Inc	120,460
1,600	*	Houston Exploration Co	97,904
2,245	*	KCS Energy, Inc	66,677
5,079	*	Meridian Resource Corp	17,777

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
3,887	*	National Oilwell Varco, Inc	$246,125
3,996	*	Newfield Exploration Co	195,564
6,762		Noble Energy, Inc	316,867
200	*	Oceaneering International, Inc	9,170
2,200	*	Parallel Petroleum Corp	54,362
3,719	*	PetroHawk Energy Corp	46,859
623	*	Petroleum Development Corp	23,487
3,147	*	Petroquest Energy, Inc	38,645
4,916		Pioneer Natural Resources Co	228,152
2,509	*	Plains Exploration & Production Co	101,715
3,597		Pogo Producing Co	165,822
3,452	*	Pride International, Inc	107,806
199	*	Quicksilver Resources, Inc	7,325
3,504		Range Resources Corp	95,274
800	*	Remington Oil & Gas Corp	35,176
2,457		Rowan Cos, Inc	87,445
200		RPC, Inc	4,856
2,329	*	Southwestern Energy Co	72,572
2,000		St. Mary Land & Exploration Co	80,500
1,555	*	Stone Energy Corp	72,385
600	*	Superior Energy Services	20,340
1,641	*	Swift Energy Co	70,448
2,200		Tidewater, Inc	108,240
949	*	Toreador Resources Corp	26,695
6,081	*	Transmontaigne, Inc	68,168
1,000	*	Unit Corp	56,890
1,000		W&T Offshore, Inc	38,890
1,000	*	Whiting Petroleum Corp	41,870
10,886		XTO Energy, Inc	481,923
		TOTAL OIL AND GAS EXTRACTION	7,432,340

PAPER AND ALLIED PRODUCTS - 0.98%
2,400		Bemis Co	73,488
1,600		Bowater, Inc	36,400
3,300	*	Buckeye Technologies, Inc	25,212
2,100		Chesapeake Corp	34,461
800		Glatfelter	12,696
6,425		International Paper Co	207,528
9,800		Kimberly-Clark Corp	604,660
7,876		MeadWestvaco Corp	219,977
2,200		Packaging Corp of America	48,444
900		Rock-Tenn Co (Class A)	14,355
108	*	Smurfit-Stone Container Corp	1,182
2,871		Sonoco Products Co	90,867
2,422		Temple-Inland, Inc	103,831
		TOTAL PAPER AND ALLIED PRODUCTS	1,473,101

PERSONAL SERVICES - 0.01%
300		Weight Watchers International, Inc	12,267
		TOTAL PERSONAL SERVICES	12,267

PETROLEUM AND COAL PRODUCTS - 1.45%
601		Alon USA Energy, Inc	18,913
6,516		EOG Resources, Inc	451,819

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
5,344		Frontier Oil Corp	$173,146
978	*	Headwaters, Inc	24,998
4,642		Hess Corp	245,330
871		Holly Corp	41,982
3,981		Murphy Oil Corp	222,379
4,034		Sunoco, Inc	279,516
10,668		Valero Energy Corp	709,635
1,249		Western Refining, Inc	26,953
		TOTAL PETROLEUM AND COAL PRODUCTS	2,194,671

PRIMARY METAL INDUSTRIES - 1.50%
2,100	*	Aleris International, Inc	96,285
238	*	Brush Engineered Materials, Inc	4,962
1,451	*	Century Aluminum Co	51,786
677	*	Chaparral Steel Co	48,758
661	*	CommScope, Inc	20,769
22,383	*	Corning, Inc	541,445
2,368		Gibraltar Industries, Inc	68,672
1,700		Hubbell, Inc (Class B)	81,005
1,023	*	Lone Star Technologies, Inc	55,262
1,852	*	Maverick Tube Corp	117,028
2,369		Mueller Industries, Inc	78,248
1,624	*	NS Group, Inc	89,450
5,843		Nucor Corp	316,983
290		Olympic Steel, Inc	10,263
1,575		Quanex Corp	67,835
2,530		Steel Dynamics, Inc	166,322
2,300		Steel Technologies, Inc	44,712
3,180		Tredegar Corp	50,308
2,855		United States Steel Corp	200,193
2,400	*	Wheeling-Pittsburgh Corp	47,736
5,088		Worthington Industries, Inc	106,594
		TOTAL PRIMARY METAL INDUSTRIES	2,264,616

PRINTING AND PUBLISHING - 0.84%
919		Dow Jones & Co, Inc	32,174
908	*	Dun & Bradstreet Corp	63,269
4,090		EW Scripps Co	176,443
9,270		McGraw-Hill Cos, Inc	465,632
2,996		New York Times Co (Class A)	73,522
200	*	Presstek, Inc	1,862
417		R.H. Donnelley Corp	22,547
7,951		Tribune Co	257,851
137	*	Valassis Communications, Inc	3,232
218		Washington Post Co (Class B)	170,042
		TOTAL PRINTING AND PUBLISHING	1,266,574

RAILROAD TRANSPORTATION - 0.68%
4,114		CSX Corp	289,790
2,161	*	Kansas City Southern Industries, Inc	59,860
12,674		Norfolk Southern Corp	674,510
		TOTAL RAILROAD TRANSPORTATION	1,024,160

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
REAL ESTATE - 0.05%
2,517	*	CB Richard Ellis Group, Inc	$62,673
2,380		Stewart Enterprises, Inc (Class A)	13,685
		TOTAL REAL ESTATE	76,358

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.07%
1,671		Cooper Tire & Rubber Co	18,615
1,295		Sealed Air Corp	67,444
1,100		Spartech Corp	24,860
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	110,919

SECURITY AND COMMODITY BROKERS - 2.89%
990		A.G. Edwards, Inc	54,767
1,886		Ameriprise Financial, Inc	84,248
307	*	Cbot Holdings, Inc	36,714
20,486		Charles Schwab Corp	327,366
500		Chicago Mercantile Exchange Holdings, Inc	245,575
4,328	*	E*Trade Financial Corp	98,765
900		Eaton Vance Corp	22,464
796		Federated Investors, Inc (Class B)	25,074
5,236		Franklin Resources, Inc	454,537
6,636		Goldman Sachs Group, Inc	998,253
51	*	IntercontinentalExchange, Inc	2,955
440		International Securities Exchange, Inc	16,751
3,086		Janus Capital Group, Inc	55,239
2,096		Legg Mason, Inc	208,594
18,286		Merrill Lynch & Co, Inc	1,271,974
968	*	Nasdaq Stock Market, Inc	28,943
1,996	*	NYSE Group, Inc	136,686
738		SEI Investments Co	36,074
6,726		T Rowe Price Group, Inc	254,310
		TOTAL SECURITY AND COMMODITY BROKERS	4,359,289

SPECIAL TRADE CONTRACTORS - 0.05%
1,404	*	Layne Christensen Co	39,803
2,119	*	Quanta Services, Inc	36,723
		TOTAL SPECIAL TRADE CONTRACTORS	76,526

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
241		Apogee Enterprises, Inc	3,543
48	*	Cabot Microelectronics Corp	1,455
450		CARBO Ceramics, Inc	22,109
541		Eagle Materials, Inc	25,698
3,242		Gentex Corp	45,388
		TOTAL STONE, CLAY, AND GLASS PRODUCTS	98,193

TRANSPORTATION BY AIR - 0.80%
2,858	*	Airtran Holdings, Inc	42,470
705	*	Alaska Air Group, Inc	27,791
2,505	*	Continental Airlines, Inc (Class B)	74,649
3,091	*	ExpressJet Holdings, Inc	21,359
4,890		FedEx Corp	571,445
2,968	*	Frontier Airlines Holdings, Inc	21,399
4,578	*	JetBlue Airways Corp	55,577
1,732	*	Mesa Air Group, Inc	17,060

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
1,722		Skywest, Inc	$42,706
19,931		Southwest Airlines Co	326,271
		TOTAL TRANSPORTATION BY AIR	1,200,727

TRANSPORTATION EQUIPMENT - 1.02%
1,500		American Axle & Manufacturing Holdings, Inc	25,665
1,603		ArvinMeritor, Inc	27,556
2,760		Autoliv, Inc	156,133
4,100	*	Aviall, Inc	194,832
1,937		Brunswick Corp	64,405
200		Federal Signal Corp	3,028
8,030		Genuine Parts Co	334,530
5,276		Harley-Davidson, Inc	289,600
1,727		Harsco Corp	134,637
2,966		JLG Industries, Inc	66,735
240		Martin Marietta Materials, Inc	21,876
932	*	Navistar International Corp	22,937
1,050		Noble International Ltd	15,036
1,600		Superior Industries International, Inc	29,264
1,182	*	Tenneco, Inc	30,732
300		Thor Industries, Inc	14,535
1,600	*	TRW Automotive Holdings Corp	43,648
3,511	*	Visteon Corp	25,314
1,200		Westinghouse Air Brake Technologies Corp	44,880
		TOTAL TRANSPORTATION EQUIPMENT	1,545,343

TRANSPORTATION SERVICES - 0.11%
500		CH Robinson Worldwide, Inc	26,650
1,000		Expeditors International Washington, Inc	56,010
2,183	*	RailAmerica, Inc	22,834
2,816		Sabre Holdings Corp	61,952
		TOTAL TRANSPORTATION SERVICES	167,446

TRUCKING AND WAREHOUSING - 0.76%
13,857		United Parcel Service, Inc (Class B)	1,140,847
		TOTAL TRUCKING AND WAREHOUSING	1,140,847

WATER TRANSPORTATION - 0.04%
1,000	*	Gulfmark Offshore, Inc	25,830
1,200	*	Hornbeck Offshore Services, Inc	42,624
		TOTAL WATER TRANSPORTATION	68,454

WHOLESALE TRADE-DURABLE GOODS - 0.64%
1,000		Adesa, Inc	22,240
5,538		Barnes Group, Inc	110,483
1,298		BorgWarner, Inc	84,500
2,116		Castle (A.M.) & Co	68,241
496	*	Cytyc Corp	12,579
140	*	Merge Technologies, Inc	1,723
2,234		Omnicare, Inc	105,936
2,096	*	Patterson Cos, Inc	73,213
1,992		Reliance Steel & Aluminum Co	165,236
3,530		Ryerson Tull, Inc	95,310
2,424		W.W. Grainger, Inc	182,358

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		COMPANY	VALUE
614	*	WESCO International, Inc	$42,366
		TOTAL WHOLESALE TRADE-DURABLE GOODS	964,185

WHOLESALE TRADE-NONDURABLE GOODS - 0.80%
300		Airgas, Inc	11,175
150	*	Akorn, Inc	597
590	*	Allscripts Healthcare Solutions, Inc	10,355
3,200	*	Endo Pharmaceuticals Holdings, Inc	105,536
486	*	Henry Schein, Inc	22,711
300		Men's Wearhouse, Inc	9,090
5,700		Nike, Inc (Class B)	461,700
8,400		Safeway, Inc	218,400
12,294		Sysco Corp	375,705
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,215,269

		TOTAL COMMON STOCKS	150,223,901
		(Cost $141,463,972)

		TOTAL PORTFOLIO - 99.51%	150,223,901
		(Cost $141,463,972)

		OTHER ASSETS & LIABILITIES, NET - 0.49%	739,634

		NET ASSETS 100.00%	$150,963,535

*	Non-income producing

**	Percentage represents less than 0.01%.

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Managed Allocation Fund

TIAA-CREF MUTUAL FUNDS
MANAGED ALLOCATION FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

SHARES		COMPANY	VALUE

		TIAA-CREF FUNDS - 100.00%
19,131,955		TIAA-CREF Bond Plus Fund	$187,875,801
12,418,338		TIAA-CREF Growth Equity Fund	115,863,094
1,486,548		TIAA-CREF High-Yield Bond Fund	13,230,281
8,150,403		TIAA-CREF Institutional Large-Cap Value Fund - Retail Class	119,484,913
387,067		TIAA-CREF Institutional Real Estate Securities Fund - Retail Class	5,492,487
1,158,734		TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class	18,192,121
5,007,557		TIAA-CREF International Equity Fund	66,600,513
2,166,423		TIAA-CREF Money Market Fund	2,166,423
778,882		TIAA-CREF Short-Term Bond Fund	7,936,806
		TOTAL TIAA-CREF FUNDS	536,842,439
		(Cost $523,530,994)

		TOTAL PORTFOLIO - 100.00%	536,842,439
		(Cost $523,530,994)

		OTHER ASSETS & LIABILITIES, NET - 0.00% **	12,434

		NET ASSETS - 100.00%	$536,854,873

	**	Percentage represents less than 0.01%

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

TIAA-CREF MUTUAL FUNDS
HIGH-YIELD BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE

CORPORATE BONDS - 96.83%

AGRICULTURAL PRODUCTION-CROPS - 0.18%
$ 500,000	Dole Food Co, Inc	8.625%	05/01/09	Ba1	$477,500
	TOTAL AGRICULTURAL PRODUCTION-CROPS				477,500

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.28%
720,000	Pilgrim's Pride Corp	9.625	09/15/11	Ba3	748,800
	TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK				748,800

AGRICULTURAL SERVICES - 0.37%
1,000,000	American Rock Salt Co LLC	9.500	03/15/14	B3	1,012,500
	TOTAL AGRICULTURAL SERVICES				1,012,500

AMUSEMENT AND RECREATION SERVICES - 1.81%
1,000,000	Mohegan Tribal Gaming Authority	6.125	02/15/13	Ba2	941,250
375,000	Mohegan Tribal Gaming Authority	6.875	02/15/15	Ba3	353,438
1,600,000	Pokagon Gaming Authority	10.375	06/15/14	B3e	1,654,000
2,000,000	Speedway Motorsports, Inc	6.750	06/01/13	Ba2	1,940,000
	TOTAL AMUSEMENT AND RECREATION SERVICES				4,888,688

APPAREL AND OTHER TEXTILE PRODUCTS - 1.20%
3,500,000	Broder Brothers	11.250	10/15/10	B3	3,255,000
	TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				3,255,000

AUTO REPAIR, SERVICES AND PARKING - 4.30%
2,040,000	Avis Budget Car Rental LLC	7.625	05/15/14	Ba3	1,978,800
710,000	Avis Budget Car Rental LLC	7.750	05/15/16	Ba3	683,375
3,280,000	Hertz Corp	10.500	01/01/16	B3	3,476,800
1,250,000	Hertz Corp	8.875	01/01/14	B3	1,281,250
4,466,000	Keystone Automotive Operations, Inc	9.750	11/01/13	B3	4,220,370
	TOTAL AUTO REPAIR, SERVICES AND PARKING				11,640,595

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 1.37%
1,780,000	Asbury Automotive Group, Inc	8.000	03/15/14	B3	1,726,600
2,000,000	Autonation, Inc	7.000	04/15/14	Ba2	1,970,000
	TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				3,696,600

BUSINESS SERVICES - 5.36%
1,750,000	Advanstar Communications, Inc	10.750	08/15/10	B3	1,876,875
1,000,000	Advanstar, Inc	15.000	10/15/11	NR	1,047,500
2,000,000	Iron Mountain, Inc	8.625	04/01/13	B2	2,000,000
1,000,000	Lamar Media Corp	7.250	01/01/13	Ba3	977,500
720,000	Sensata Technologies BV	8.000	05/01/14	B2	694,800
979,000	Serena Software, Inc	10.375	03/15/16	Caa1	983,895
1,000,000	Stena AB	9.625	12/01/12	Ba3	1,062,500
2,000,000	Sungard Data Systems, Inc	9.125	08/15/13	B3	2,075,000
2,690,000	Sungard Data Systems, Inc	10.250	08/15/15	Caa1	2,780,787
1,000,000	Universal Compression, Inc	7.250	05/15/10	Ba3	997,500
	TOTAL BUSINESS SERVICES				14,496,357

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

CHEMICALS AND ALLIED PRODUCTS - 5.40%
$ 2,125,000		BCP Crystal US Holdings Corp	9.625	06/15/14	B2	$2,305,625
2,000,000		Hercules, Inc	6.750	10/15/29	Ba3	1,890,000
1,000,000		Huntsman International LLC	9.875	03/01/09	B3	1,040,000
2,160,000	g	Ineos Group Holdings plc	8.500	02/15/16	B2	2,022,300
1,022,000		Koppers, Inc	9.875	10/15/13	B2	1,096,095
1,000,000		Nalco Co	7.750	11/15/11	B2	997,500
2,500,000	g	Nell AF SARL	8.375	08/15/15	B2	2,403,125
729,000		Rockwood Specialties Group, Inc	10.625	05/15/11	B3	779,118
1,900,000		WH Holdings Ltd	9.500	04/01/11	B3	2,080,500
		TOTAL CHEMICALS AND ALLIED PRODUCTS				14,614,263

COAL MINING - 0.53%
1,000,000		Arch Western Finance LLC	6.750	07/01/13	Ba3	957,500
500,000		Foundation PA Coal Co	7.250	08/01/14	B1	487,500
		TOTAL COAL MINING				1,445,000

COMMUNICATIONS - 13.37%
3,402,000		Allbritton Communications Co	7.750	12/15/12	B3	3,367,980
1,250,000		American Cellular Corp	10.000	08/01/11	B2	1,315,625
1,000,000	g	Charter Communications Operating LLC	8.000	04/30/12	B2	995,000
1,000,000		Citizens Communications Co	9.250	05/15/11	Ba3	1,075,000
2,026,000		Citizens Communications Co	9.000	08/15/31	Ba3	2,051,325
750,000		CSC Holdings, Inc	8.125	07/15/09	Ba2	763,125
2,100,000		CSC Holdings, Inc	7.625	04/01/11	B1	2,100,000
1,080,000		DirecTV Holdings LLC	8.375	03/15/13	B1	1,131,300
1,000,000		Echostar DBS Corp	5.750	10/01/08	Ba3	977,500
1,025,000		Echostar DBS Corp	6.625	10/01/14	Ba3	963,500
1,000,000		Fisher Communications, Inc	8.625	09/15/14	B2	1,035,000
1,500,000		Gray Television, Inc	9.250	12/15/11	B2	1,560,000
3,500,000	h	Intelsat Bermuda Ltd	11.250	06/15/16	Caa1	3,587,500
1,080,000		Intelsat Subsidiary Holding Co Ltd	8.250	01/15/13	B2	1,071,900
1,000,000		Liberty Media Corp	8.250	02/01/30	Ba2	957,138
814,000	g	Nordic Telephone Co Holdings ApS	8.875	05/01/16	B2	836,385
1,315,000		PanAmSat Corp	9.000	08/15/14	B2	1,334,725
165,000		Quebecor Media, Inc	7.750	03/15/16	B2	161,700
3,330,000		Qwest Communications International, Inc	7.250	02/15/11	B2	3,230,100
1,500,000		Qwest Corp	8.875	03/15/12	Ba3	1,582,500
800,000		Qwest Corp	7.250	10/15/35	Ba3	724,000
1,000,000		Rogers Cable, Inc	7.875	05/01/12	Ba3	1,022,500
1,750,000		Rogers Wireless, Inc	9.625	05/01/11	Ba3	1,916,250
1,000,000		Videotron Ltee	6.875	01/15/14	Ba3	947,500
1,410,000		Windstream Corp	8.125	08/01/13	Ba3	1,438,200
		TOTAL COMMUNICATIONS				36,145,753

ELECTRIC, GAS, AND SANITARY SERVICES - 11.37%
500,000		AES Corp	9.375	09/15/10	B3	535,000
1,000,000		AES Corp	8.875	02/15/11	B3	1,050,000
750,000		AES Corp	7.750	03/01/14	B3	753,750
500,000		AES Corp	9.000	05/15/15	B2	537,500
1,000,000		Allied Waste North America, Inc	5.750	02/15/11	B2	932,500
2,000,000		Allied Waste North America, Inc	7.875	04/15/13	Ba3	2,000,000
250,000		Allied Waste North America, Inc	6.125	02/15/14	Ba3	225,000
81,000		Aquila, Inc	9.950	02/01/11	B2	91,175
1,500,000		CMS Energy Corp	8.500	04/15/11	B1	1,563,750

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,000,000		Dynegy Holdings, Inc	8.375	05/01/16	B2	$985,000
2,175,000		Edison Mission Energy	7.500	06/15/13	B1	2,131,500
1,000,000		General Cable Corp	9.500	11/15/10	B2	1,060,000
1,250,000		Inergy LP	8.250	03/01/16	B1	1,262,500
2,500,000		Midwest Generation LLC	8.300	07/02/09	B1	2,537,500
2,690,000		Mirant North America LLC	7.375	12/31/13	B1	2,595,850
306,344	v	NRG Energy, Inc	4.645	02/01/13	Baa3	305,578
1,343,655	v	NRG Energy, Inc	4.645	02/01/13	Ba2	1,343,656
2,000,000		NRG Energy, Inc	7.375	02/01/16	NR	1,950,000
250,000		Orion Power Holdings, Inc	12.000	05/01/10	B2	282,500
1,500,000		Reliant Energy, Inc	9.500	07/15/13	B1	1,507,500
2,075,000		Reliant Energy, Inc	6.750	12/15/14	B1	1,909,000
2,000,000		Sierra Pacific Resources	8.625	03/15/14	B2	2,118,692
1,000,000		Southern Natural Gas Co	8.000	03/01/32	Ba2	1,033,306
1,000,000		Williams Cos, Inc	8.125	03/15/12	Ba2	1,037,500
1,000,000		Williams Cos, Inc	7.750	06/15/31	Ba2	985,000
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				30,733,757

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.92%
1,420,000		L-3 Communications Corp	5.875	01/15/15	Ba3	1,324,150
1,905,000		L-3 Communications Corp	7.625	06/15/12	Ba3	1,933,575
710,000		Nortel Networks Ltd	10.125	07/15/13	B3	722,425
1,250,000		Sanmina-SCI Corp	8.125	03/01/16	B1	1,218,750
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				5,198,900

FABRICATED METAL PRODUCTS - 1.18%
1,000,000		Ball Corp	6.875	12/15/12	Ba3	980,000
1,250,000		Crown Americas LLC	7.625	11/15/13	B1	1,228,125
1,000,000		Crown Americas LLC	7.750	11/15/15	B1	985,000
		TOTAL FABRICATED METAL PRODUCTS				3,193,125

FOOD AND KINDRED PRODUCTS - 0.45%
500,000		Del Monte Corp	8.625	12/15/12	B2	515,000
750,000		Del Monte Corp	6.750	02/15/15	B2	695,625
		TOTAL FOOD AND KINDRED PRODUCTS				1,210,625

FOOD STORES - 2.12%
1,700,000		Delhaize America, Inc	8.125	04/15/11	Ba1	1,787,863
3,983,000		Stater Brothers Holdings	8.125	06/15/12	B1	3,933,212
		TOTAL FOOD STORES				5,721,075

FURNITURE AND HOMEFURNISHINGS STORES - 1.29%
3,500,000		GSC Holdings Corp	8.000	10/01/12	Ba3	3,500,000
		TOTAL FURNITURE AND HOMEFURNISHINGS STORES				3,500,000

GENERAL BUILDING CONTRACTORS - 1.65%
1,000,000		Beazer Homes USA, Inc	8.375	04/15/12	Ba2	1,000,000
1,250,000		K Hovnanian Enterprises, Inc	7.500	05/15/16	Ba1	1,159,375
250,000		KB Home	8.625	12/15/08	Ba3	259,063
500,000		KB Home	6.375	08/15/11	Ba1	476,236
1,000,000		KB Home	5.750	02/01/14	Ba1	879,227
820,000		Stanley-Martin Communities LLC	9.750	08/15/15	B3	701,100
		TOTAL GENERAL BUILDING CONTRACTORS				4,475,001

HEALTH SERVICES - 3.08%
1,000,000		DaVita, Inc	6.625	03/15/13	B2	950,000

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 1,500,000	DaVita, Inc	7.250	03/15/15	B3	$1,440,000
1,000,000	HCA, Inc	7.875	02/01/11	Ba1	1,021,532
1,000,000	HCA, Inc	6.300	10/01/12	Ba1	940,521
1,650,000	HCA, Inc	6.500	02/15/16	Ba2	1,525,632
1,000,000	Tenet Healthcare Corp	6.375	12/01/11	Baa3	892,500
1,150,000	Tenet Healthcare Corp	7.375	02/01/13	Ba3	1,049,375
500,000	Tenet Healthcare Corp	9.875	07/01/14	B3	500,000
	TOTAL HEALTH SERVICES				8,319,560

HOTELS AND OTHER LODGING PLACES - 1.61%
750,000	MGM Mirage	8.500	09/15/10	Ba1	779,063
2,750,000	MGM Mirage	6.750	09/01/12	Ba1	2,646,875
1,000,000	Station Casinos, Inc	6.000	04/01/12	Ba2	936,250
	TOTAL HOTELS AND OTHER LODGING PLACES				4,362,188

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.26%
1,450,000	Case New Holland, Inc	9.250	08/01/11	Ba3	1,526,125
2,000,000	Scientific Games Corp	6.250	12/15/12	B1	1,870,000
	TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				3,396,125

INSTRUMENTS AND RELATED PRODUCTS - 0.62%
500,000	Xerox Corp	9.750	01/15/09	B1	533,750
1,150,000	Xerox Corp	6.875	08/15/11	Ba2	1,142,813
	TOTAL INSTRUMENTS AND RELATED PRODUCTS				1,676,563

JUSTICE, PUBLIC ORDER AND SAFETY - 0.52%
1,500,000	Corrections Corp of America	6.250	03/15/13	Ba3	1,410,000
	TOTAL JUSTICE, PUBLIC ORDER AND SAFETY				1,410,000

LEGAL SERVICES - 0.66%
1,750,000	FTI Consulting, Inc	7.625	06/15/13	Ba2	1,771,875
	TOTAL LEGAL SERVICES				1,771,875

MISCELLANEOUS RETAIL - 2.46%
1,250,000	AmeriGas Partners Lp	7.125	05/20/16	B1	1,171,875
1,000,000	Couche-Tard US Lp	7.500	12/15/13	Ba2	995,000
944,000	FTD, Inc	7.750	02/15/14	B3	929,840
1,000,000	Rite Aid Corp	7.500	01/15/15	B2	960,000
2,450,000	Stripes Acquisition LLC	10.625	12/15/13	B2	2,584,750
	TOTAL MISCELLANEOUS RETAIL				6,641,465

NONDEPOSITORY INSTITUTIONS - 4.75%
1,250,000	Ford Motor Credit Co	5.800	01/12/09	Ba2	1,141,960
1,250,000	Ford Motor Credit Co	5.700	01/15/10	Ba2	1,094,921
2,700,000	Ford Motor Credit Co	7.875	06/15/10	Ba2	2,490,728
1,080,000	Ford Motor Credit Co	9.750	09/15/10	Ba2	1,052,336
600,000	Ford Motor Credit Co	9.750	09/15/10	Ba3	587,250
1,250,000	Ford Motor Credit Co	7.000	10/01/13	Ba2	1,075,798
830,000	General Motors Acceptance Corp	6.150	04/05/07	A2	825,146
800,000	General Motors Acceptance Corp	6.125	08/28/07	A2	791,634
1,450,000	General Motors Acceptance Corp	5.625	05/15/09	A3	1,379,182
1,600,000	General Motors Acceptance Corp	7.250	03/02/11	A2	1,551,213
885,000	General Motors Acceptance Corp	8.000	11/01/31	A2	850,617
	TOTAL NONDEPOSITORY INSTITUTIONS				12,840,785

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
OIL AND GAS EXTRACTION - 4.66%
$ 1,060,000		Chesapeake Energy Corp	7.625	07/15/13	Ba2	$1,066,625
750,000		Chesapeake Energy Corp	7.500	09/15/13	Ba2	751,875
2,000,000		Chesapeake Energy Corp	7.750	01/15/15	Ba2	2,005,000
2,500,000		Chesapeake Energy Corp	6.875	11/15/20	Ba2	2,312,500
1,080,000		Denbury Resources, Inc	7.500	04/01/13	B2	1,080,000
1,450,000		Encore Acquisition Co	6.000	07/15/15	B2	1,305,000
425,000		Encore Acquisition Co	7.250	12/01/17	B2	408,000
1,000,000		Hanover Compressor Co	9.000	06/01/14	B3	1,045,000
500,000		Kerr-McGee Corp	6.950	07/01/24	Ba2	502,597
649,000		Magnum Hunter Resources, Inc	9.600	03/15/12	B2	686,318
1,440,000		Pogo Producing Co	7.875	05/01/13	B2	1,443,600
		TOTAL OIL AND GAS EXTRACTION				12,606,515

PAPER AND ALLIED PRODUCTS - 5.50%
2,929,000		Abitibi-Consolidated, Inc	8.550	08/01/10	Ba1	2,775,228
850,000		Abitibi-Consolidated, Inc	6.000	06/20/13	Ba1	688,500
888,000		Bowater, Inc	6.500	06/15/13	B1	772,560
720,000		Caraustar Industries, Inc	7.375	06/01/09	Ba1	680,400
3,355,000		Cenveo Corp	7.875	12/01/13	B3	3,271,125
810,000		Domtar, Inc	7.125	08/15/15	B1	704,700
820,000		Georgia-Pacific Corp	8.125	05/15/11	Baa2	815,900
2,500,000		Graphic Packaging International Corp	8.500	08/15/11	B2	2,493,750
1,880,000		Greif, Inc	8.875	08/01/12	B2	1,978,700
750,000		Jefferson Smurfit Corp US	8.250	10/01/12	B2	703,125
		TOTAL PAPER AND ALLIED PRODUCTS				14,883,988

PERSONAL SERVICES - 0.71%
1,900,000		Mac-Gray Corp	7.625	08/15/15	B1	1,919,000
		TOTAL PERSONAL SERVICES				1,919,000

PETROLEUM AND COAL PRODUCTS - 1.39%
2,500,000		Equistar Chemicals Lp	8.750	02/15/09	B1	2,581,250
1,250,000		Tesoro Corp	6.250	11/01/12	NR	1,187,500
		TOTAL PETROLEUM AND COAL PRODUCTS				3,768,750

PRIMARY METAL INDUSTRIES - 0.88%
2,000,000		Novelis, Inc	7.250	02/15/15	B1	1,920,000
421,000		United States Steel Corp	9.750	05/15/10	B1	448,365
		TOTAL PRIMARY METAL INDUSTRIES				2,368,365

PRINTING AND PUBLISHING - 4.38%
1,080,000		AAC Group Holding Corp	12.750	10/01/12	Caa2	1,080,000
1,200,000		American Achievement Corp	8.250	04/01/12	B3	1,182,000
720,000		Morris Publishing Group LLC	7.000	08/01/13	B1	684,000
1,000,000		Primedia, Inc	8.875	05/15/11	B1	960,000
2,128,000	g	Quebecor World Capital Corp	8.750	03/15/16	Ba3	1,941,800
4,500,000	g	RH Donnelley Corp	8.875	01/15/16	Caa1	4,539,375
1,500,000		Visant Corp	7.625	10/01/12	B3	1,455,000
		TOTAL PRINTING AND PUBLISHING				11,842,175

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.61%
1,920,000		Solo Cup Co	8.500	02/15/14	B3	1,660,800
		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,660,800

SECURITY AND COMMODITY BROKERS - 0.30%
800,000		E*Trade Financial Corp	7.375	09/15/13	Ba2	800,000
		TOTAL SECURITY AND COMMODITY BROKERS				800,000

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
SOCIAL SERVICES - 0.63%
$ 1,860,000	g	Knowledge Learning Corp, Inc	7.750	02/01/15	B3	$1,701,900
		TOTAL SOCIAL SERVICES				1,701,900

STONE, CLAY, AND GLASS PRODUCTS - 1.04%
1,000,000		Owens Brockway Glass Container, Inc	8.875	02/15/09	B1	1,030,000
1,250,000		Owens Brockway Glass Container, Inc	7.750	05/15/11	B1	1,259,375
500,000		Owens Brockway Glass Container, Inc	8.750	11/15/12	B1	520,625
		TOTAL STONE, CLAY, AND GLASS PRODUCTS				2,810,000

TRANSPORTATION EQUIPMENT - 2.71%
1,000,000	g	Bombardier, Inc	6.750	05/01/12	NR	920,000
2,000,000		Ford Motor Co	6.625	10/01/28	Ba3	1,380,000
700,000		General Motors Corp	7.200	01/15/11	Caa1	619,500
1,100,000		General Motors Corp	7.700	04/15/16	Caa1	896,500
800,000		General Motors Corp	8.800	03/01/21	Caa1	648,000
2,250,000		General Motors Corp	8.375	07/15/33	Caa1	1,811,250
1,000,000		Sequa Corp	9.000	08/01/09	B1	1,055,000
		TOTAL TRANSPORTATION EQUIPMENT				7,330,250

TRANSPORTATION SERVICES - 0.65%
1,850,000		United Rentals North America, Inc	6.500	02/15/12	B1	1,748,250
		TOTAL TRANSPORTATION SERVICES				1,748,250

WATER TRANSPORTATION - 0.90%
2,500,000		Gulfmark Offshore, Inc	7.750	07/15/14	B2	2,437,500
		TOTAL WATER TRANSPORTATION				2,437,500

WHOLESALE TRADE-DURABLE GOODS - 2.83%
2,500,000		IKON Office Solutions, Inc	7.750	09/15/15	Ba2	2,475,000
1,273,000		Interline Brands, Inc	8.125	06/15/14	B3	1,269,817
750,000		Russel Metals, Inc	6.375	03/01/14	Ba3	693,750
3,250,000		Ryerson, Inc	8.250	12/15/11	B2	3,209,375
		TOTAL WHOLESALE TRADE-DURABLE GOODS				7,647,942

WHOLESALE TRADE-NONDURABLE GOODS - 0.53%
1,420,000	g	Baker & Taylor, Inc	11.500	07/01/13	B3	1,420,000
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				1,420,000

		TOTAL CORPORATE BONDS				261,817,535
		(Cost $266,797,599)

SHARES		COMPANY

COMMON STOCKS - 0.00% **

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.00% **
500		Travelcenters Of America, Inc				1,000
1,500		Travelcenters Of America, Inc				3,000
		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				4,000

HOLDING AND OTHER INVESTMENT OFFICES - 0.00% **
1,500	v	Advanstar Holdings Corp				15
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				15

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

				MATURITY
SHARES		COMPANY	RATE	DATE	VALUE

PAPER AND ALLIED PRODUCTS - 0.00% **
250	v	Pliant Corp			$3
		TOTAL PAPER AND ALLIED PRODUCTS			3

		TOTAL COMMON STOCKS			4,018
		(Cost $162,890)

PRINCIPAL		ISSUER

SHORT-TERM INVESTMENTS - 4.34%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 4.34%
$ 11,740,000		Federal Home Loan Bank (FHLB)	4.950	07/03/06	11,740,000
		TOTAL SHORT-TERM INVESTMENTS			11,740,000
		(Cost $11,736,824)

		TOTAL PORTFOLIO - 101.17%			273,561,553
		(Cost $278,697,313)

		OTHER ASSETS & LIABILITIES, NET - (1.17%)			(3,152,913)

		NET ASSETS - 100.00%			$270,408,640

	+	As provided by Moody's Investors Service (Unaudited)
	**	Percentage represents less than 0.01%
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
		At June 30, 2006, the value of these securities amounted to $16,779,885 or 6.21% of net assets.
	h	These securities were purchased on a delayed delivery basis.
	v	Security valued at fair value.

		ABBREVIATION:
		NR - Not Rated

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

TIAA-CREF MUTUAL FUNDS
SHORT-TERM BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 98.71%

CORPORATE BONDS - 50.13%

ASSET BACKED - 15.26%

$ 154,620		Asset Backed Funding Corp NIM Trust Series 2005-WMC1
		(Class N1)	5.900%	07/26/35	NR	$154,245
1,500,000		Centex Home Equity Series 2004-D (Class MF2)	5.560	09/25/34	A2	1,459,110
55,529		Chase Funding Mortgage Loan Asset-Backed Certificates Series
		2004-2 (Class 1A2)	3.777	01/25/22	Aaa	55,335
500,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series
		2004-2 (Class 1B)	5.700	02/25/34	Baa2	479,123
500,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series
		2004-2 (Class 1M2)	5.700	02/25/34	Aa2	489,333
500,000		Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	484,866
1,320,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	1,293,672
666,621		CIT Group Home Equity Loan Trust Series 2002-2 (Class BF)	6.830	06/25/33	Baa2	662,528
490,829		CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A2	488,320
2,000,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	03/01/30	Aaa	1,978,790
2,000,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	03/01/36	Aaa	1,964,506
600,000		GMAC Mortgage Corp Loan Trust Series 2005-HE2 (Class A3)	4.622	11/25/35	Aaa	590,585
4,000,000		Household Automotive Trust Series 2003-2 (Class A4)	3.020	12/17/10	Aaa	3,896,960
750,000	v	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	NR	750,000
2,500,000		Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	2,487,563
5,400,000		Residential Funding Mortgage Securities II, Inc Series 2006-
		HSA2 (Class AI2)	5.500	03/25/36	Aaa	5,357,831
2,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1
		(Class A3)	5.570	02/25/36	Aaa	1,976,674
3,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12
		(Class A3)	5.790	02/25/36	Aaa	2,980,320
500,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1
		(Class M2)	6.060	02/25/36	Aa2	491,147
500,000		Saxon Asset Securities Trust Series 2002-2 (Class AF6)	5.620	11/25/30	Aaa	497,457
2,000,000	h,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.480	05/20/18	Aaa	1,999,802
		TOTAL ASSET BACKED				30,538,167

CHEMICALS AND ALLIED PRODUCTS - 0.97%
250,000		Abbott Laboratories	5.600	05/15/11	Aa3	248,523
1,000,000		Eli Lilly & Co	2.900	03/15/08	Aa3	958,750
250,000		Lubrizol Corp	4.625	10/01/09	Baa3	238,838
500,000		Merck & Co, Inc	5.250	07/01/06	Aaa	500,000
		TOTAL CHEMICALS AND ALLIED PRODUCTS				1,946,111

COMMUNICATIONS - 1.59%
500,000		CBS Corp	5.625	05/01/07	A3	499,456

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000	COX Communications, Inc	7.750	08/15/06	Baa2	$500,852
1,000,000	Sprint Capital Corp	6.000	01/15/07	Baa2	1,001,341
500,000	Verizon Global Funding Corp	7.375	09/01/12	A2	531,813
500,000	Verizon Wireless Capital LLC	5.375	12/15/06	A2	499,449
150,000	Viacom, Inc	5.750	04/30/11	Baa3	147,387
	TOTAL COMMUNICATIONS				3,180,298

DEPOSITORY INSTITUTIONS - 5.94%
500,000	Bank of America Corp	5.250	02/01/07	Aa2	498,785
1,000,000	Bank One NA	3.700	01/15/08	Aa2	971,866
2,500,000	Citigroup, Inc	5.125	02/14/11	Aa1	2,441,307
1,000,000	JPMorgan Chase & Co	3.500	03/15/09	Aa3	946,443
250,000	M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	245,616
500,000	M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	478,062
500,000	Mellon Funding Corp	4.875	06/15/07	A1	496,234
250,000	National City Bank of Indiana	4.875	07/20/07	Aa3	247,906
250,000	Popular North America, Inc	3.875	10/01/08	A3	239,041
250,000	Popular North America, Inc	5.650	04/15/09	A3	247,875
480,000	Suntrust Bank	7.250	09/15/06	Aa3	481,321
500,000	US Bank NA	5.700	12/15/08	Aa2	499,951
500,000	Wachovia Bank N.A.	4.850	07/30/07	Aa2	495,928
500,000	Wachovia Capital Trust III	5.800	12/30/49	A2	485,201
500,000	Washington Mutual Bank	4.500	08/25/08	A2	487,465
2,750,000	Wells Fargo & Co	4.200	01/15/10	Aa1	2,625,449
	TOTAL DEPOSITORY INSTITUTIONS				11,888,450

EATING AND DRINKING PLACES - 0.25%
500,000	McDonald's Corp	5.950	01/15/08	A2	502,040
	TOTAL EATING AND DRINKING PLACES				502,040

ELECTRIC, GAS, AND SANITARY SERVICES - 3.56%
500,000	Atmos Energy Corp	4.000	10/15/09	Baa3	475,367
250,000	Consumers Energy Co	4.400	08/15/09	Baa3	238,932
2,000,000	Duke Energy Corp	3.750	03/05/08	A2	1,943,800
500,000	FirstEnergy Corp	5.500	11/15/06	Baa2	499,407
500,000	Midamerican Energy Holdings Co	4.625	10/01/07	Baa3	493,030
1,000,000	Nisource Finance Corp	3.200	11/01/06	Baa3	991,856
1,000,000	Ohio Power Co	5.300	11/01/10	A3	978,068
500,000	Pepco Holdings, Inc	5.500	08/15/07	Baa1	499,842
1,000,000	Tampa Electric Co	5.375	08/15/07	A2	994,032
	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				7,114,334

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.61%
500,000	Cisco Systems, Inc	5.250	02/22/11	A1	490,525
500,000	Cooper Industries, Inc	5.250	07/01/07	A3	496,541
250,000	Hewlett-Packard Co	3.625	03/15/08	A3	242,047
	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,229,113

FABRICATED METAL PRODUCTS - 0.74%
500,000	Fortune Brands, Inc	5.125	01/15/11	Baa2	478,835
1,000,000	Illinois Tool Works, Inc	5.750	03/01/09	Aa3	1,001,365
	TOTAL FABRICATED METAL PRODUCTS				1,480,200

FOOD AND KINDRED PRODUCTS - 1.48%
500,000	Cadbury Schweppes US Finance LLC	3.875	10/01/08	Baa	479,397

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,000,000		Coca-Cola Enterprises, Inc	2.500	09/15/06	A2	$993,694
1,000,000		General Mills, Inc	5.125	02/15/07	Baa2	996,692
500,000		Kraft Foods, Inc	4.000	10/01/08	A3	481,534
		TOTAL FOOD AND KINDRED PRODUCTS				2,951,317

FOOD STORES - 0.50%
500,000		Fred Meyer, Inc	7.450	03/01/08	Baa3	512,447
500,000		Safeway, Inc	4.125	11/01/08	Baa2	480,248
		TOTAL FOOD STORES				992,695

FURNITURE AND FIXTURES - 0.25%
500,000		Masco Corp	4.625	08/15/07	Baa1	492,425
		TOTAL FURNITURE AND FIXTURES				492,425

GENERAL BUILDING CONTRACTORS - 0.28%
500,000		DR Horton, Inc	9.750	09/15/10	Ba2	551,015
		TOTAL GENERAL BUILDING CONTRACTORS				551,015

GENERAL MERCHANDISE STORES - 1.22%
1,000,000		May Department Stores Co	3.950	07/15/07	Baa2	981,851
500,000		Target Corp	3.375	03/01/08	A2	482,405
500,000		Wal-Mart Stores, Inc	4.375	07/12/07	Aa2	494,121
500,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	474,647
		TOTAL GENERAL MERCHANDISE STORES				2,433,024

HOLDING AND OTHER INVESTMENT OFFICES - 0.25%
500,000		Simon Property Group Lp	5.750	05/01/12	Baa1	495,349
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				495,349

INSURANCE CARRIERS - 0.60%
250,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	240,033
500,000		UnitedHealth Group, Inc	5.250	03/15/11	A2	487,582
500,000		WellPoint, Inc	5.000	01/15/11	Baa1	482,511
		TOTAL INSURANCE CARRIERS				1,210,126

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.25%
500,000		Tyco International Group SA	5.800	08/01/06	Baa3	500,054
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				500,054

MOTION PICTURES - 0.25%
500,000		Walt Disney Co	5.500	12/29/06	A3	500,036
		TOTAL MOTION PICTURES				500,036

NONDEPOSITORY INSTITUTIONS - 5.75%
250,000		American General Finance Corp	2.750	06/15/08	A1	236,384
1,000,000		American Honda Finance Corp	5.125	12/15/10	A1	975,394
250,000		Caterpillar Financial Services Corp	4.875	06/15/07	A2	248,020
1,000,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	944,094
500,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	478,888
1,000,000		Countrywide Home Loans, Inc	5.500	08/01/06	A3	1,000,076
500,000		Ford Motor Credit Co	5.700	01/15/10	Ba2	437,968
1,000,000		General Electric Capital Corp	6.000	06/15/12	Aaa	1,010,998
500,000		General Motors Acceptance Corp	6.125	08/28/07	A2	494,771
1,000,000		HSBC Finance Corp	5.250	01/14/11	Aa3	976,807
1,500,000		HSBC Finance Corp	5.700	06/01/11	Aa3	1,489,865

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,000,000	g	IBM Canada Credit Services Co	3.750	11/30/07	A1	$970,526
500,000		International Lease Finance Corp	5.450	03/24/11	A1	490,000
140,000		MBNA America Bank NA	5.375	01/15/08	Baa1	139,410
500,000		National Rural Utilities Cooperative Finance Corp	6.500	03/01/07	A2	502,693
500,000		Residential Capital Corp	6.125	11/21/08	Baa3	493,351
250,000		SLM Corp	4.000	01/15/10	A2	236,174
400,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	377,837
		TOTAL NONDEPOSITORY INSTITUTIONS				11,503,256

OIL AND GAS EXTRACTION - 0.71%
500,000		Anadarko Petroleum Corp	3.250	05/01/08	Baa1	477,408
200,000		BJ Services Co	5.750	06/01/11	Baa1	198,070
500,000		Devon Energy Corp	2.750	08/01/06	Baa2	498,899
250,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	245,119
		TOTAL OIL AND GAS EXTRACTION				1,419,496

OTHER MORTGAGE BACKED SECURITIES - 2.42%
491,869		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	490,300
487,898		First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	NR	481,292
2,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	1,923,324
1,000,000		Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	NR	971,359
990,323		Residential Asset Securitization Trust Series 2006-A6
		(Class 2A6)	6.000	07/25/36	Aaa	982,148
		TOTAL OTHER MORTGAGE BACKED SECURITIES				4,848,423

PETROLEUM AND COAL PRODUCTS - 0.37%
750,000		Conoco Funding Co	5.450	10/15/06	A1	749,390
		TOTAL PETROLEUM AND COAL PRODUCTS				749,390

PIPELINES, EXCEPT NATURAL GAS - 1.57%
750,000		Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	715,660
1,000,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	978,693
500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	480,061
500,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	489,725
500,000		Plains All American Pipeline Lp	4.750	08/15/09	Ba1	483,168
		TOTAL PIPELINES, EXCEPT NATURAL GAS				3,147,307

PRINTING AND PUBLISHING - 0.47%
1,000,000		RR Donnelley & Sons Co	3.750	04/01/09	Baa2	943,170
		TOTAL PRINTING AND PUBLISHING				943,170

RAILROAD TRANSPORTATION - 0.29%
87,000		Norfolk Southern Corp	7.350	05/15/07	Baa1	88,148
500,000		Union Pacific Corp	5.750	10/15/07	Baa2	500,117
		TOTAL RAILROAD TRANSPORTATION				588,265

SECURITY AND COMMODITY BROKERS - 2.09%
500,000		Bear Stearns Cos, Inc	5.700	01/15/07	A2	499,989
500,000		Credit Suisse First Boston USA, Inc	5.750	04/15/07	Aa3	500,044
500,000		Franklin Resources, Inc	3.700	04/15/08	A2	483,163
500,000		Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	514,922
1,000,000		Merrill Lynch & Co, Inc	4.125	09/10/09	Aa3	955,106
750,000		Morgan Stanley	3.625	04/01/08	A	724,824
500,000		Morgan Stanley	5.800	04/01/07	Aa3	500,267
		TOTAL SECURITY AND COMMODITY BROKERS				4,178,315

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE

TRANSPORTATION EQUIPMENT - 1.97%
$ 500,000	Boeing Capital Corp	5.750	02/15/07	A2	$500,442
500,000	DaimlerChrysler NA Holding Corp	5.875	03/15/11	A3	491,829
1,000,000	General Dynamics Corp	3.000	05/15/08	A2	953,110
2,000,000	United Technologies Corp	4.875	11/01/06	A2	1,995,126
	TOTAL TRANSPORTATION EQUIPMENT				3,940,507

WHOLESALE TRADE-NONDURABLE GOODS - 0.49%
1,000,000	Gillette Co	4.125	08/30/07	Aa3	983,765
	TOTAL WHOLESALE TRADE-NONDURABLE GOODS				983,765

	TOTAL CORPORATE BONDS				100,306,648
	(Cost $102,013,699)

GOVERNMENT BONDS - 48.58%

AGENCY SECURITIES - 24.84%
750,000	Federal Farm Credit Bank (FFCB)	3.375	07/15/08	Aaa	720,511
750,000	FFCB	4.125	04/15/09	Aaa	725,153
4,000,000	FFCB	5.375	07/18/11	Aaa	3,988,476
2,750,000	Federal Home Loan Mortgage Corp (FHLMC)	4.375	11/16/07	Aaa	2,709,983
550,000	FHLMC	4.625	02/21/08	Aaa	542,793
1,000,000	FHLMC	3.500	04/28/08	Aaa	966,093
500,000	FHLMC	3.750	02/27/09	Aaa	477,286
1,000,000	FHLMC	5.250	05/21/09	Aaa	994,989
8,200,000	FHLMC	7.000	03/15/10	Aaa	8,611,923
750,000	FHLMC	5.250	07/18/11	Aaa	742,349
3,698,000	FHLMC	6.250	03/05/12	Aaa	3,703,119
4,250,000	Federal National Mortgage Association (FNMA)	4.750	01/02/07	Aa2	4,231,691
1,500,000	FNMA	6.000	05/15/08	Aaa	1,514,123
1,200,000	FNMA	4.125	06/16/08	Aaa	1,168,981
750,000	FNMA	5.210	03/16/09	Aaa	742,607
4,700,000	FNMA	7.125	06/15/10	Aaa	4,969,689
5,500,000	FNMA	5.800	06/07/11	Aaa	5,477,311
4,800,000	FNMA	4.125	01/30/12	Aaa	4,478,419
3,000,000	FNMA	5.250	08/01/12	Aa2	2,932,105
	TOTAL AGENCY SECURITIES				49,697,601

FOREIGN GOVERNMENT BONDS - 2.77%
250,000	Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	244,363
1,000,000	Federal Republic of Germany	3.875	06/01/10	Aaa	952,681
1,000,000	International Finance Corp	5.125	05/02/11	Aaa	988,357
1,250,000	Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	1,243,648
150,000	Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	148,423
1,000,000	Province of Manitoba Canada	4.250	11/20/06	Aa2	995,237
1,000,000	Province of Manitoba Canada	4.450	04/12/10	Aa2	967,209
	TOTAL FOREIGN GOVERNMENT BONDS				5,539,918

MORTGAGE BACKED SECURITIES - 2.60%
149,724	Federal Home Loan Mortgage Corp (FHLMC)	6.000	04/15/30		149,591
282,760	FHLMC	6.000	12/15/30		283,188
156,899	Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	12/01/17		157,207
724,555	FGLMC	5.500	01/01/19		711,818
638,530	FGLMC	5.500	01/01/19		627,305
559,972	Federal National Mortgage Association (FNMA)	6.143	02/01/08		559,736

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 920,258		FNMA	6.341	12/01/08	$921,348
140,262		FNMA	5.000	06/01/13	136,403
549,003		FNMA	5.000	02/25/35	531,580
890,868		Freddie Mac Reference REMIC	5.125	10/15/15	872,132
249,603		Government National Mortgage Association (GNMA)	6.208	06/16/21	251,538
		TOTAL MORTGAGE BACKED SECURITIES			5,201,846

U.S. TREASURY SECURITIES - 18.37%
3,000,000		U.S. Treasury Bond (Step Bond, 0.000% -14.000% until
		11/15/06)	0.000	11/15/11	2,943,342
762,872	k	U.S. Treasury Inflation Indexed Bond	3.375	01/15/07	764,840
307,078	k	U.S. Treasury Inflation Indexed Bond	3.875	01/15/09	318,065
500,000		U.S. Treasury Note	2.750	07/31/06	499,180
2,350,000		U.S. Treasury Note	4.250	10/31/07	2,320,719
9,950,000		U.S. Treasury Note	4.375	12/31/07	9,831,098
500,000		U.S. Treasury Note	4.875	04/30/08	497,285
1,000,000		U.S. Treasury Note	4.875	05/31/08	994,410
400,000		U.S. Treasury Note	4.500	02/15/09	393,684
6,500,000		U.S. Treasury Note	4.875	05/15/09	6,455,800
5,500,000		U.S. Treasury Note	4.375	12/15/10	5,342,480
6,450,000		U.S. Treasury Note	4.875	05/31/11	6,384,919
		TOTAL U.S. TREASURY SECURITIES			36,745,822

		TOTAL GOVERNMENT BONDS			97,185,187
		(Cost $ 99,329,805)
		TOTAL BONDS			197,491,835
		(Cost $ 201,343,504)

SHORT-TERM INVESTMENTS - 0.48%
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.48%
960,000		Federal Home Loan Bank (FHLB)	4.950	07/03/06	960,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $ 959,740)			960,000

		TOTAL PORTFOLIO - 99.19%
		(Cost $ 202,303,244)			198,451,835

		OTHER ASSETS & LIABILITIES, NET - 0.81%			1,611,454

		NET ASSETS - 100.00%			$200,063,289

	+	As provided by Moody's Investors Service (Unaudited).
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
		At June 30, 2006, the value of these securities amounted to $1,210,559 or 0.61% of net assets.
	h	These securities were purchased on a delayed delivery basis.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
	v	Security valued at fair value.

		ABBREVIATION: NR - Not Rated

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

TIAA-CREF MUTUAL FUNDS
TAX-EXEMPT BOND FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
LONG-TERM MUNICIPAL BONDS - 98.37%
ALABAMA - 1.43%
$ 440,000	d	Birmingham Industrial Water Board	6.000%	07/01/07	NR	$449,706
2,300,000		Courtland Industrial Development Board	5.000	11/01/13	Baa2	2,325,116
						2,774,822
ARIZONA - 4.02%
1,000,000		Arizona Health Facilities Authority	6.375	12/01/12	NR	1,134,040
1,250,000		Arizona State Transportation Board	5.000	07/01/14	Aa3	1,320,725
1,635,000		Arizona Water Infrastructure Finance Authority	5.000	10/01/16	Aaa	1,738,610
2,045,000		Greater Arizona Development Authority	5.000	08/01/14	Aaa	2,165,982
1,310,000	h	Tucson AZ	5.250	07/01/14	Aaa	1,404,425
						7,763,782
ARKANSAS - 2.85%
1,810,000		Arkansas Development Finance Authority	5.000	11/01/14	NR	1,908,084
1,750,000		Arkansas Development Finance Authority	5.500	12/01/18	NR	1,914,867
420,000		Arkansas Housing Development Agency	8.375	07/01/10	NR	453,398
315,000		Jefferson County Health Care & Residential Facilities Board	7.250	12/01/10	NR	348,340
765,000		North Little Rock Ar	6.500	07/01/15	Aaa	869,690
						5,494,379
CALIFORNIA - 2.94%
3,385,000	d	California State Department of Water Resources	5.500	05/01/12	A3	3,626,113
45,000		Delta Counties Home Mortgage Finance Authority	6.700	06/01/24	Aaa	45,323
1,000,000		State of California	5.000	09/01/16	A1	1,051,160
900,000		State of California	5.250	12/01/12	A3	958,770
						5,681,366
COLORADO - 0.66%
1,065,000		Colorado Health Facilities Authority	5.250	10/01/26	Aaa	1,098,207
160,000		Colorado State Department of Corrections	5.000	03/01/16	Aaa	167,989
						1,266,196
CONNECTICUT - 1.04%
1,710,000		Connecticut Municipal Electric Energy Cooperative	7.000	01/01/15	NR	1,999,931
						1,999,931
DISTRICT OF COLUMBIA - 0.17%
300,000		District of Columbia	6.000	08/15/10	Aaa	323,571
						323,571
FLORIDA - 5.42%
1,500,000		Broward County School Board	5.250	07/01/15	Aaa	1,602,975
1,600,000		First Governmental Financing Commission	5.500	07/01/15	Aaa	1,745,584
725,000		Florida State Board of Education	5.000	07/01/18	Aaa	755,015
2,000,000		Lake County School Board	5.250	06/01/17	Aaa	2,145,880
1,925,000		Lake County School Board	5.250	06/01/18	Aaa	2,067,873
1,000,000		Palm Beach County Solid Waste Authority	6.000	10/01/10	Aaa	1,074,730
1,000,000		Pinellas County Health Facility Authority	5.500	11/15/33	Aa3	1,079,190
						10,471,247
GEORGIA - 0.98%
700,000		City of Atlanta GA	5.500	11/01/14	Aaa	763,294
1,055,000		State of Georgia	5.000	07/01/13	Aaa	1,119,408
						1,882,702
ILLINOIS - 3.15%
690,000
		Chicago Metropolitan Water Reclamation District-Greater Chicago	7.000	01/01/11	Aaa	753,480

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 860,000	Cook County Community Consolidated School District No 64	5.500	12/01/14	Aaa	$937,795
1,435,000	Kendall-Grundy Etc Counties High School District No 18	5.000	10/01/14	Aaa	1,516,192
1,255,000	Madison-Bond Etc Counties Community Unit School District No 5	5.000	02/01/19	Aaa	1,312,241
1,450,000	Metropolitan Pier & Exposition Authority	5.375	06/01/13	Aaa	1,559,214
					6,078,922
INDIANA - 5.55%
1,365,000	Anderson School Building Corp	5.250	07/15/14	Aaa	1,453,520
250,000	Avon 2000 Community Building Corp	5.000	07/15/15	Aaa	264,122
1,340,000	Benton School Improvement Building Corp	5.000	07/15/15	NR	1,415,696
1,200,000	Center Grove School Building Corp	5.000	07/15/14	Aaa	1,266,492
1,000,000	Griffith Multi-School Building Corp	5.000	07/15/15	Aaa	1,056,490
1,000,000	Indiana State Office Building Commission	5.000	07/01/14	Aaa	1,048,260
2,000,000	New Albany Floyd County School Building Corp	5.000	07/15/15	NR	2,112,980
2,000,000	South Madison Elementary School Building Corp	5.000	07/15/15	Aaa	2,098,220
					10,715,780
KENTUCKY - 1.13%
2,085,000	Kentucky Turnpike Authority	6.000	07/01/11	Aaa	2,189,062
					2,189,062
LOUISIANA - 1.14%
2,175,000	Desoto Parish LA	5.000	10/01/12	Baa3	2,205,059
					2,205,059
MARYLAND - 2.91%
735,000	County of Anne Arundel MD	5.000	03/01/12	Aa1	772,581
2,000,000	State of Maryland	5.500	08/01/12	Aaa	2,171,400
2,500,000	State of Maryland	5.000	03/01/16	Aaa	2,669,525
					5,613,506
MASSACHUSETTS - 0.37%
650,000	Commonwealth of Massachusetts	5.500	12/01/17	Aaa	717,840
					717,840
MICHIGAN - 4.96%
2,020,000	Ann Arbor School District	5.000	05/01/15	Aaa	2,133,382
1,710,000	Bedford Public School District	5.000	05/01/14	Aaa	1,803,776
1,705,000	Caledonia Community Schools	5.000	05/01/15	Aaa	1,800,702
800,000	Forest Hills Public Schools	5.000	05/01/15	Aaa	844,904
1,750,000	L'Anse Creuse Public Schools	5.000	05/01/15	Aaa	1,848,228
1,070,000	New Haven Community Schools	5.250	05/01/16	Aaa	1,151,545
					9,582,537
MISSISSIPPI - 1.81%
1,120,000	Harrison County Wasterwater Management District	5.000	02/01/15	Baa1	1,178,632
1,960,000	Mississippi Development Bank Special Obligation	5.000	01/01/15	Aaa	2,062,371
250,000	Mississippi Development Bank Special Obligation	5.000	11/01/18	Aaa	257,765
					3,498,768
MISSOURI - 1.48%
1,575,000	Missouri State Environmental Improvement & Energy Resources
	Authority	5.500	07/01/12	Aaa	1,702,260
1,000,000	Missouri State Health & Educational Facilities Authority	6.750	05/15/13	Aaa	1,156,320
					2,858,580
NEVADA - 0.42%
800,000	County of Clark NV	5.300	10/01/11	NR	802,152
					802,152
NEW JERSEY - 7.59%
4,010,000	Garden State Preservation Trust	5.125	11/01/18	Aaa	4,291,863
2,550,000	New Jersey Economic Development Authority	5.250	09/01/14	Aaa	2,734,901
1,940,000	New Jersey State Turnpike Authority	5.700	05/01/13	Aaa	2,035,720
955,000	New Jersey Transportation Trust Fund Authority	5.250	12/15/12	Aaa	1,015,490

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 1,000,000		New Jersey Transportation Trust Fund Authority	5.000	06/15/14	Aaa	$1,055,600
500,000		New Jersey Transportation Trust Fund Authority	5.500	12/15/15	Aaa	545,335
2,700,000		State of New Jersey	5.500	07/15/16	Aaa	2,968,515
						14,647,424
NEW MEXICO - 0.40%
580,000		County of Dona Ana NM	5.500	12/01/17	NR	618,094
150,000		New Mexico Mortgage Finance Authority	6.000	07/01/10	Aaa	161,468
						779,562
NEW YORK - 13.50%
910,000		Dutchess County Resource Recovery Agency	5.000	01/01/10	Aaa	926,162
1,000,000		Long Island Power Authority	5.250	12/01/14	Baa1	1,063,460
2,000,000	d	Metropolitan Transportation Authority	5.500	11/15/13	Aaa	2,177,520
1,900,000		Metropolitan Transportation Authority	5.500	07/01/16	Aaa	2,057,700
2,150,000		Metropolitan Transportation Authority	5.500	11/15/16	Aaa	2,371,278
1,500,000		Metropolitan Transportation Authority	5.750	01/01/18	A2	1,688,265
2,500,000		New York State Dormitory Authority	5.500	05/15/17	Aaa	2,757,950
2,070,000		New York State Environmental Facilities Corp	5.000	03/15/14	NR	2,179,151
2,800,000		New York State Environmental Facilities Corp	5.250	06/15/18	Aaa	2,981,888
1,930,000		New York State Thruway Authority	5.500	04/01/12	A1	2,069,790
5,000,000		Tobacco Settlement Financing Authority	5.500	06/01/16	A1	5,287,350
500,000		Westchester County Industrial Development Agency	5.500	07/01/06	Aaa	500,000
						26,060,514
NORTH CAROLINA - 2.07%
40,000		North Carolina Municipal Power Agency No 1 Catawba	6.000	01/01/11	Aaa	43,255
250,000		North Carolina Municipal Power Agency No 1 Catawba	5.500	01/01/15	Aaa	272,812
3,465,000		State of North Carolina	5.000	09/01/15	Aa1	3,684,508
						4,000,575
OHIO - 1.67%
1,800,000		Akron OH	5.000	12/01/17	Aaa	1,905,894
200,000		Dayton OH	6.050	10/01/09	NR	212,502
30,000		Ohio State Water Development Authority	6.000	12/01/16	Aaa	33,107
1,000,000		Olentangy Local School District	5.500	12/01/19	Aaa	1,081,030
						3,232,533
OKLAHOMA - 0.27%
500,000	d	Tulsa County Home Finance Authority	6.900	08/01/10	Aaa	525,070
						525,070
OREGON - 1.10%
2,010,000		Oregon State Department of Administrative Services	5.000	04/01/13	Aaa	2,116,631
						2,116,631
PENNSYLVANIA - 5.92%
1,845,000		Carbon County Hospital Authority	5.400	11/15/14	Aaa	1,986,124
2,220,000	d	Carbon County Industrial Development Authority	6.650	05/01/10	NR	2,322,142
600,000		City of Philadelphia PA	5.000	07/01/15	Aaa	634,236
1,000,000		City of Pittsburgh PA	5.000	09/01/13	Aaa	1,049,560
335,000		Pennsylvania Economic Development Financing Authority	6.000	11/01/06	A3	336,156
975,000		Pennsylvania Economic Development Financing Authority	6.000	11/01/08	A3	1,005,713
1,030,000		Pennsylvania Economic Development Financing Authority	6.000	11/01/09	A3	1,072,240
1,250,000		Pennsylvania Economic Development Financing Authority	6.500	11/01/16	A3	1,348,625
235,000		Pennsylvania Economic Development Financing Authority	5.250	12/01/16	A	241,206
110,000		Pennsylvania Economic Development Financing Authority	6.250	11/01/31	A3	117,266
1,170,000		Pittsburgh Urban Redevelopment Authority	6.000	09/01/16	Aaa	1,324,428
						11,437,696
PUERTO RICO - 6.41%
2,645,000		Commonwealth of Puerto Rico	5.000	07/01/12	Baa3	2,729,111
1,200,000		Commonwealth of Puerto Rico	5.250	07/01/12	Baa3	1,253,808
1,360,000		Commonwealth of Puerto Rico	5.000	07/01/12	Baa3	1,397,481

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 520,000	Commonwealth of Puerto Rico	5.000	07/01/13	Baa3	$536,380
1,000,000	Government Development Bank for Puerto Rico	5.000	12/01/16	Baa3	1,026,070
2,500,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/14	Baa3	2,574,600
1,000,000	Puerto Rico Public Buildings Authority	5.500	07/01/13	Baa3	1,061,220
1,690,000	Puerto Rico Public Finance Corp	5.750	02/01/12	Baa2	1,787,023
					12,365,693
RHODE ISLAND - 0.67%
1,200,000	Rhode Island State & Providence Plantations	5.250	10/01/14	Aaa	1,286,880
					1,286,880
SOUTH CAROLINA - 1.53%
835,000	County of Greenville SC	5.000	04/01/17	Aaa	862,563
2,000,000	Georgetown County School District	5.000	03/01/17	Aaa	2,085,060
					2,947,623
TENNESSEE - 0.79%
990,000	Memphis-Shelby County Airport Authority	5.000	09/01/09	Baa2	1,013,988
470,000	Shelby County Health Educational & Housing Facilities Board	5.500	08/15/19	Aaa	513,936
					1,527,924
TEXAS - 8.19%
3,660,000	Brazos River Authority	4.900	10/01/15	Aaa	3,825,688
440,000	Brazos River Authority	5.125	05/01/19	Aaa	450,151
1,000,000	Brownsville Independent School District	5.000	08/15/14	Aaa	1,054,450
1,390,000	City of Corpus Christi TX	5.000	07/15/15	Aaa	1,464,254
415,000	City of Houston TX	5.800	07/01/10	Aaa	427,745
2,000,000	City of Houston TX	5.000	11/15/14	Aaa	2,104,500
500,000	Cypress-Fairbanks Independent School District	5.000	02/15/16	Aaa	525,680
1,000,000	Guadalupe-Blanco River Authority	5.250	04/15/19	Aaa	1,050,460
1,035,000	Harris County Flood Control District	5.000	10/01/14	Aa1	1,089,876
470,000	Lower Colorado River Authority	6.000	01/01/17	Aaa	538,150
1,550,000	Lower Colorado River Authority	5.000	05/15/17	Aaa	1,610,047
835,000	State of Texas	5.000	08/01/15	Aaa	879,130
720,000	Texas Public Building Authority	7.125	08/01/11	Aaa	792,367
					15,812,498
WASHINGTON - 3.88%
300,000	Cowlitz County Public Utility District No 1	5.000	09/01/11	Aaa	313,686
200,000
	King & Snohomish Counties School District No 417 Northshore	5.000	12/01/12	Aaa	210,038
2,190,000	King County School District No 401 Highline	5.125	12/01/20	Aaa	2,281,652
1,050,000	Port of Seattle WA	5.000	03/01/15	Aaa	1,105,681
2,925,000	Port of Seattle WA	5.500	09/01/17	Aaa	3,208,725
350,000	Washington Public Power Supply System	5.000	07/01/13	Aa1	362,509
					7,482,291
WISCONSIN - 1.95%
3,500,000	State of Wisconsin	5.250	05/01/15	Aaa	3,765,650
					3,765,650

	TOTAL LONG-TERM MUNICIPAL BONDS				189,908,766
	(Cost $192,838,369)

	TOTAL PORTFOLIO - 98.37%				189,908,766
	(Cost $192,838,369)

	OTHER ASSETS & LIABILITIES, NET - 1.63%				3,144,856

	NET ASSETS - 100.00%				$193,053,622

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

+	As provided by Moody's Investors Service (Unaudited).
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
h	These securities were purchased on a delayed delivery basis.

ABBREVIATION: NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

TIAA-CREF MUTUAL FUNDS
BOND PLUS FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE

BONDS - 98.11%
CORPORATE BONDS - 41.42%

AMUSEMENT AND RECREATION SERVICES - 0.05%
$ 250,000		Harrah's Operating Co, Inc	6.500%	06/01/16	Baa3	$243,795
		TOTAL AMUSEMENT AND RECREATION SERVICES				243,795

ASSET BACKED - 9.03%
217,679		AQ Finance NIM Trust Series 2004-RN2	5.523	04/25/09	Aaa	217,609
96,442	v	AQ Finance NIM Trust Series 2004-RN3	5.503	05/25/09	Aaa	96,443
505,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	481,747
111,058	d	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-
		2 (Class 1A2)	3.777	01/25/22	Aaa	110,671
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-
		2 (Class 1B)	5.700	02/25/34	Baa2	958,246
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-
		2 (Class 1M1)	5.700	02/25/34	Aa2	984,570
1,000,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	980,055
666,621		CIT Group Home Equity Loan Trust Series 2002-2 (Class BF)	6.830	06/25/33	Baa2	662,528
490,829		CIT Group Home Equity Loan Trust Series 2002-2 (Class MF2)	6.390	12/25/30	A2	488,320
383,189		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	5.419	02/15/29	Aaa	383,568
343,621		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	344,573
2,000,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A3	5.590	03/01/30	Aaa	1,978,790
2,000,000		GMAC Mortgage Corporation Loan Trust 2006-HLTV A4	5.810	03/01/36	Aaa	1,964,506
1,550,334		Golden Securities Corp Series 2003-A (Class A1)	5.409	12/02/13	Aaa	1,537,011
2,000,000		IXIS Real Estate Capital Trust Series 2006-HE1 (Class A2)	5.463	03/25/36	Aaa	2,000,942
1,250,000	v	Long Beach Asset Holdings Corp Series 2006-4 (Class N1)	5.877	06/25/46	NR	1,250,000
2,000,000		Marriott Vacation Club Owner Trust Series 2006-1A (Class A)	5.737	04/20/28	Aaa	1,990,051
1,000,000		Morgan Stanley Capital I Series 2006-HE1 (Class A2)	5.443	01/25/36	Aaa	1,000,478
1,000,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	1,006,815
494,646		Public Service New Hampshire Funding LLC Series 2001-1
		(Class A2)	5.730	11/01/10	Aaa	495,979
689,000		Residential Accredit Loans, Inc Series 2005-QS7 (Class A6)	5.500	06/25/35	Aa1	644,090
5,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11
		(Class M1)	5.943	11/25/34	Aa1	5,032,870
701,535		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	702,205
6,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-H12
		(Class A3)	5.790	02/25/36	Aaa	5,960,640
500,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1
		(Class M1)	6.010	02/25/36	Aa1	490,985
1,500,000		Residential Funding Mortgage Securities II, Inc Series 2006-HI1
		(Class M2)	6.060	02/25/36	Aa2	1,473,441
3,000,000		Residential Funding Mortgage Securities II, Inc Series 2006-HSA2
		(Class AI3)	5.550	03/25/36	Aaa	2,966,577
500,000		Saxon Asset Securities Trust Series 2002-2 (Class AF6)	5.620	11/25/30	Aaa	497,457
4,000,000	h,v	Sierra Receivables Funding Co Series 2006-1A (Class A1)	5.840	05/20/18	Aaa	3,999,604
632,788		Wachovia Loan Trust Series 2005-SD1 (Class A)	5.683	05/25/35	NR	633,136
		TOTAL ASSET BACKED				41,333,907

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
BUILDING MATERIALS AND GARDEN SUPPLIES - 0.37%
$ 1,500,000	Home Depot, Inc	5.400	03/01/16	Aa3	$1,437,972
250,000	Lowe's Cos, Inc	8.250	06/01/10	A2	271,907
	TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				1,709,879

BUSINESS SERVICES - 0.06%
250,000	Cendant Corp	7.375	01/15/13	Baa1	273,462
	TOTAL BUSINESS SERVICES				273,462

CHEMICALS AND ALLIED PRODUCTS - 0.47%
500,000	Abbott Laboratories	5.600	05/15/11	Aa3	497,046
500,000	Chemtura Corp	6.875	06/01/16	Ba1	483,125
250,000	Genentech, Inc	5.250	07/15/35	A1	215,324
500,000	Lubrizol Corp	4.625	10/01/09	Baa3	477,677
500,000	Lubrizol Corp	5.500	10/01/14	Baa3	468,754
	TOTAL CHEMICALS AND ALLIED PRODUCTS				2,141,926

COMMUNICATIONS - 2.58%
250,000	America Movil S.A. de C.V.	6.375	03/01/35	A3	219,765
500,000	AT&T, Inc	5.100	09/15/14	A2	463,827
250,000	AT&T, Inc	6.150	09/15/34	A2	229,522
750,000	Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa3	832,278
250,000	Comcast Corp	5.650	06/15/35	NR	212,536
500,000	Comcast Corp	6.500	11/15/35	Baa2	472,166
250,000	COX Communications, Inc	4.625	06/01/13	Baa2	224,224
500,000	COX Communications, Inc	5.450	12/15/14	Baa3	463,527
250,000	Deutsche Telekom International Finance BV	8.250	06/15/30	Aa2	288,749
250,000	France Telecom SA	7.750	03/01/11	Baa2	268,717
250,000	Gray Television, Inc	9.250	12/15/11	B2	260,000
250,000	New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	269,448
250,000	New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	304,894
500,000	Rogers Cable, Inc	6.750	03/15/15	Ba3	476,250
500,000	Rogers Wireless, Inc	7.500	03/15/15	Ba3	505,000
1,750,000	Sprint Capital Corp	8.375	03/15/12	Baa3	1,934,876
250,000	Telecom Italia Capital S.A.	4.875	10/01/10	Baa2	238,854
500,000	Telecom Italia Capital S.A.	6.375	11/15/33	Baa2	451,141
250,000	Verizon Global Funding Corp	7.375	09/01/12	A2	265,907
250,000	Verizon Global Funding Corp	5.850	09/15/35	A3	216,449
2,000,000	Verizon New Jersey, Inc	5.875	01/17/12	Aa3	1,957,159
250,000	Verizon Virginia, Inc	4.625	03/15/13	Aa3	224,341
500,000	Verizon Wireless Capital LLC	5.375	12/15/06	A2	499,449
250,000	Viacom, Inc	5.750	04/30/11	Baa3	245,645
300,000	Viacom, Inc	6.875	04/30/36	Baa3	292,850
	TOTAL COMMUNICATIONS				11,817,574

DEPOSITORY INSTITUTIONS - 3.32%
250,000	Bank of America Corp	6.250	04/15/12	Aa2	255,704
500,000	Bank of America Corp	4.875	01/15/13	Aa2	474,373
750,000	Bank of America Corp	5.375	06/15/14	Aa2	726,720
500,000	Bank of America NA	6.000	06/15/16	Aa2e	501,551
250,000	Bank One Corp	5.900	11/15/11	A1	250,792
250,000	Bank One Corp	5.250	01/30/13	A1	240,067
1,000,000	Bank One NA	5.500	03/26/07	Aa2	998,680
250,000	BB&T Corp	6.500	08/01/11	A2	257,829
250,000	Capital One Bank	5.125	02/15/14	Baa2	235,177
500,000	Citigroup, Inc	5.125	02/14/11	Aa1	488,261
500,000	Citigroup, Inc	5.125	05/05/14	Aa1	476,254

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000		Citigroup, Inc	5.875	02/22/33	Aa2	$465,032
250,000		Golden West Financial Corp	4.750	10/01/12	A1	235,899
250,000		Greenpoint Financial Corp	3.200	06/06/08	Baa1	238,050
500,000		JPMorgan Chase & Co	7.875	06/15/10	A2	536,389
250,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	234,461
250,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	245,616
550,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	525,868
1,000,000		Mellon Funding Corp	6.400	05/14/11	A2	1,027,662
1,000,000		PNC Funding Corp	5.750	08/01/06	A2	1,000,061
250,000		Popular North America, Inc	5.650	04/15/09	A3	247,875
250,000	g	Rabobank Capital Funding Trust	5.254	12/30/49	Aa2	229,022
500,000		Regions Financial Corp	6.375	05/15/12	A2	511,391
500,000		Suntrust Bank	7.250	09/15/06	Aa3	501,376
500,000	h	US Bank NA	5.700	12/15/08	Aa2	499,951
750,000		Wachovia Bank N.A.	4.800	11/01/14	Aa3	691,203
250,000		Wachovia Capital Trust III	5.800	12/30/49	A2	242,601
750,000		Wachovia Corp	5.250	08/01/14	A1	713,035
500,000		Washington Mutual Bank	4.500	08/25/08	A2	487,465
1,750,000		Wells Fargo & Co	4.200	01/15/10	Aa1	1,670,740
		TOTAL DEPOSITORY INSTITUTIONS				15,209,105

ELECTRIC, GAS, AND SANITARY SERVICES - 2.07%
500,000		Atmos Energy Corp	4.000	10/15/09	Baa3	475,368
250,000		Carolina Power & Light Co	5.700	04/01/35	NR	226,527
500,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Ba1	543,875
250,000		Consolidated Edison Co of New York	5.375	12/15/15	A1	239,738
750,000		Consolidated Natural Gas Co	6.250	11/01/11	A3	764,576
250,000		Consolidated Natural Gas Co	5.000	12/01/14	A3	230,567
500,000		Consumers Energy Co	4.400	08/15/09	Baa3	477,863
1,000,000		FirstEnergy Corp	6.450	11/15/11	Baa2	1,018,082
500,000		Florida Power & Light Co	4.850	02/01/13	Aa3	474,591
500,000		Florida Power Corp	4.500	06/01/10	A2	481,405
250,000		National Fuel Gas Co	5.250	03/01/13	A3	239,159
500,000		National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	504,113
250,000		Nevada Power Co	6.650	04/01/36	Ba1	236,138
250,000		Northern States Power Co	6.250	06/01/36	A2	248,104
500,000		Northern States Power-Minnesota	5.250	07/15/35	A2	433,025
1,000,000		Pacific Gas & Electric Co	4.200	03/01/11	Baa1	934,991
250,000		Public Service Co of Colorado	5.500	04/01/14	Baa1	243,094
250,000		Southern California Edison Co	5.350	07/15/35	A3	216,560
500,000		Texas Eastern Transmission Lp	5.250	07/15/07	Baa1	498,379
250,000		Virginia Electric and Power Co	4.750	03/01/13	A3	231,868
250,000		Waste Management, Inc	7.750	05/15/32	Ba1	283,849
500,000		Westar Energy, Inc	6.000	07/01/14	Baa2	495,055
		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				9,496,927

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.43%
1,000,000		Cisco Systems, Inc	5.250	02/22/11	A1	981,051
250,000		Cisco Systems, Inc	5.500	02/22/16	A1	239,545
500,000		Cooper Industries, Inc	5.250	07/01/07	A3	496,541
250,000		International Business Machines Corp	6.220	08/01/27	A1	250,101
		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				1,967,238

FABRICATED METAL PRODUCTS - 0.10%
250,000		Fortune Brands, Inc	5.125	01/15/11	NR	239,417
250,000		Fortune Brands, Inc	4.875	12/01/13	A2	228,603
		TOTAL FABRICATED METAL PRODUCTS				468,020

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
FOOD AND KINDRED PRODUCTS - 0.60%
$ 250,000		Anheuser-Busch Cos, Inc	4.700	04/15/12	A1	$237,227
250,000		Bottling Group LLC	4.625	11/15/12	A3	234,540
250,000		Bunge Ltd Finance Corp	5.875	05/15/13	Baa3	243,604
250,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	227,331
500,000		Cia Brasileira de Bebidas	8.750	09/15/13	Baa3	555,315
500,000		Coors Brewing Co	6.375	05/15/12	Baa2	508,172
500,000		Kraft Foods, Inc	6.500	11/01/31	A3	497,730
250,000		WM Wrigley Jr Co	4.650	07/15/15	NR	229,025
		TOTAL FOOD AND KINDRED PRODUCTS				2,732,944

FOOD STORES - 0.22%
500,000	d	Kroger Co	6.800	04/01/11	Baa3	511,525
500,000		Safeway, Inc	4.125	11/01/08	Baa2	480,248
		TOTAL FOOD STORES				991,773

FURNITURE AND FIXTURES - 0.11%
500,000		Masco Corp	4.625	08/15/07	Baa1	492,425
		TOTAL FURNITURE AND FIXTURES				492,425

GENERAL BUILDING CONTRACTORS - 0.46%
700,000		Centex Corp	5.250	06/15/15	Baa2	625,124
500,000		DR Horton, Inc	9.750	09/15/10	Ba2	551,016
450,000		DR Horton, Inc	6.500	04/15/16	Baa3	431,476
500,000		Lennar Corp	6.500	04/15/16	Baa2	483,453
		TOTAL GENERAL BUILDING CONTRACTORS				2,091,069

GENERAL MERCHANDISE STORES - 0.36%
500,000		Target Corp	4.000	06/15/13	A2	451,780
500,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	474,647
750,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	705,490
		TOTAL GENERAL MERCHANDISE STORES				1,631,917

HEALTH SERVICES - 0.10%
500,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	477,978
		TOTAL HEALTH SERVICES				477,978

HOLDING AND OTHER INVESTMENT OFFICES - 0.48%
250,000		Archstone-Smith Trust	5.750	03/15/16	NR	242,066
250,000		Colonial Properties Trust	6.250	06/15/14	Baa3	247,399
500,000		Health Care REIT, Inc	6.200	06/01/16	Baa3	478,980
500,000		iStar Financial, Inc	5.150	03/01/12	Baa3	474,046
250,000		iStar Financial, Inc	5.700	03/01/14	Ba1	241,026
500,000		Simon Property Group Lp	5.750	05/01/12	Baa1	495,349
		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				2,178,866

HOTELS AND OTHER LODGING PLACES - 0.05%
250,000		MGM Mirage	6.000	10/01/09	Ba1	243,125
		TOTAL HOTELS AND OTHER LODGING PLACES				243,125

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.05%
250,000		Dover Corp	4.875	10/15/15	A2	231,711
		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				231,711

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
INSTRUMENTS AND RELATED PRODUCTS - 0.15%
$ 250,000		Johnson & Johnson	3.800	05/15/13	Aaa	$225,825
250,000		Medtronic, Inc	4.750	09/15/15	A1	229,141
250,000		Thermo Electron Corp	5.000	06/01/15	NR	227,937
		TOTAL INSTRUMENTS AND RELATED PRODUCTS				682,903

INSURANCE CARRIERS - 0.93%
500,000		Aetna, Inc	6.625	06/15/36	A3	497,963
250,000		Allstate Corp	5.000	08/15/14	A1	235,037
500,000		American International Group, Inc	5.050	10/01/15	NR	465,987
250,000		ING Groep NV	5.775	12/30/49	A2	234,197
250,000	g	Liberty Mutual Group, Inc	6.500	03/15/35	Baa3	218,297
250,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	240,033
500,000		Metlife, Inc	5.000	06/15/15	A2	462,840
250,000		Metlife, Inc	5.700	06/15/35	A2	223,278
500,000	g	Pricoa Global Funding I	3.900	12/15/08	Aa3	479,351
500,000		UnitedHealth Group, Inc	5.250	03/15/11	A2	487,582
500,000		WellPoint, Inc	5.000	01/15/11	Baa1	482,511
250,000		WellPoint, Inc	5.850	01/15/36	Baa1	224,686
		TOTAL INSURANCE CARRIERS				4,251,762

METAL MINING - 0.15%
250,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	230,314
250,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	228,469
250,000		Vale Overseas Ltd	6.250	01/11/16	Baa3	239,830
		TOTAL METAL MINING				698,613

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.27%
250,000	g	Controladora Mabe SA CV	6.500	12/15/15	NR	239,974
500,000		Harsco Corp	5.125	09/15/13	A3	478,803
500,000		Tyco International Group SA	5.800	08/01/06	Baa3	500,054
		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				1,218,831

MISCELLANEOUS RETAIL - 0.10%
500,000		CVS Corp	4.875	09/15/14	Baa2	456,989
		TOTAL MISCELLANEOUS RETAIL				456,989

MOTION PICTURES - 0.75%
250,000		Historic TW, Inc	6.625	05/15/29	Baa1	241,121
1,000,000		News America Holdings, Inc	8.250	08/10/18	Baa3	1,132,557
250,000		News America, Inc	7.625	11/30/28	Baa3	264,674
1,250,000		Time Warner, Inc	6.875	05/01/12	Baa1	1,290,731
500,000		Walt Disney Co	5.500	12/29/06	A3	500,036
		TOTAL MOTION PICTURES				3,429,119

NONDEPOSITORY INSTITUTIONS - 2.96%
500,000		American Honda Finance Corp	5.125	12/15/10	A1	487,697
500,000	g	BOI Capital Funding No. 2 LP	5.571	12/30/49	A2	461,630
500,000		Capital One Financial Corp	5.500	06/01/15	Baa3	473,375
500,000		Caterpillar Financial Services Corp	2.700	07/15/08	A2	472,047
750,000		CIT Group Funding Co of Canada	4.650	07/01/10	A2	718,331
250,000		CIT Group, Inc	5.125	09/30/14	A2	233,770
250,000		Countrywide Home Loans, Inc	4.000	03/22/11	A3	229,395
500,000		Ford Motor Credit Co	5.700	01/15/10	Ba2	437,969
2,500,000		General Electric Capital Corp	6.000	06/15/12	Aaa	2,527,495
250,000		HSBC Capital Funding Lp	4.610	12/30/49	A2	224,612

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000		HSBC Finance Corp	5.250	01/14/11	Aa3	$488,404
1,000,000		HSBC Finance Corp	5.700	06/01/11	Aa3	993,243
500,000		HSBC Finance Corp	5.250	04/15/15	A1	470,446
1,250,000		HSBC Finance Corp	5.500	01/19/16	A1	1,192,060
500,000		International Lease Finance Corp	5.450	03/24/11	A1	490,000
250,000		John Deere Capital Corp	7.000	03/15/12	A3	263,025
250,000		MBNA America Bank NA	5.375	01/15/08	Baa1	248,947
250,000		MBNA Corp	6.125	03/01/13	Aa2	253,335
1,000,000		MBNA Corp	5.000	06/15/15	Aa2	933,536
500,000		Residential Capital Corp	6.125	11/21/08	Baa3	493,351
1,000,000		Residential Capital Corp	6.500	04/17/13	Baa3	979,071
250,000		SLM Corp	4.000	01/15/10	A2	236,174
250,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	236,148
		TOTAL NONDEPOSITORY INSTITUTIONS				13,544,061

OIL AND GAS EXTRACTION - 1.17%
250,000		Baker Hughes, Inc	6.875	01/15/29	A2	267,926
250,000		BJ Services Co	5.750	06/01/11	Baa1	247,587
500,000		Burlington Resources Finance Co	6.400	08/15/11	A2	514,868
250,000		Burlington Resources Finance Co	7.200	08/15/31	A2	277,629
1,000,000		Chesapeake Energy Corp	6.500	08/15/17	Ba2	912,500
500,000		Devon Energy Corp	2.750	08/01/06	Baa2	498,899
250,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	Baa1	258,035
250,000		Equitable Resources, Inc	5.150	11/15/12	A2	240,941
250,000		Nexen, Inc	5.050	11/20/13	Baa2	235,149
750,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	735,356
250,000		PC Financial Partnership	5.000	11/15/14	Baa2	230,027
250,000		Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	232,108
500,000		Petro-Canada	5.950	05/15/35	NR	458,507
250,000		XTO Energy, Inc	6.100	04/01/36	Baa3	226,989
		TOTAL OIL AND GAS EXTRACTION				5,336,521

OTHER MORTGAGE BACKED SECURITIES - 9.15%
3,000,000	d	Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	NR	2,907,633
1,000,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	NR	952,012
225,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.354	09/10/47	Aaa	213,531
983,739		Banc of America Mortgage Securities Series 2006-1 (Class A8)	6.000	05/01/36	Aaa	980,599
268,050		Bank of America Alternative Loan Trust Series 2004-8 (Class 3A1)	5.500	09/25/19	Aaa	262,657
3,000,000		Bear Stearns Commercial Mortgage Securities Series 2004-PWR5
		(Class A5)	4.978	07/11/42	Aaa	2,827,005
700,000		Bear Stearns Commercial Mortgage Securities Series 2005-PW10
		(Class AJ)	5.614	12/11/40	Aaa	678,500
500,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW11
		(Class A4)	5.625	03/11/39	NR	487,535
200,000		Bear Stearns Commercial Mortgage Securities Series 2006-PW12
		(Class A4)	5.712	09/11/38	Aaa	198,521
300,000		Bear Stearns Commercial Mortgage Securities Series 2006-T22
		(Class A4)	5.634	04/12/38	Aaa	293,364
1,000,000		Citicorp Mortgage Securities, Inc Series 2005-4 (Class 1A7)	5.500	07/25/35	Aa1	932,962
1,468,000		Countrywide Alternative Loan Trust Series 2003-3T1 (Class A10)	5.500	05/25/33	NR	1,441,605
466,297		Countrywide Alternative Loan Trust Series 2004-31T1 (Class A2)	5.673	09/25/34	NR	467,081
2,000,000		Countrywide Alternative Loan Trust Series 2005-37T1 (Class A4)	5.500	09/25/35	Aaa	1,865,488

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 1,400,000	Countrywide Alternative Loan Trust Series 2005-42CB (Class A12)	5.500	10/25/35	Aa1	$1,309,167
500,000	Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	468,960
985,463	Countrywide Alternative Loan Trust Series 2006-12CB (Class A10)	5.673	05/25/36	Aaa	976,763
940,873	Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17
	(Class 1A10)	5.250	09/25/35	NR	921,780
2,000,000	Credit Suisse/Morgan Stanley Commercial Mortgage Certificate Series
	HC1A (Class A1)	5.389	05/15/23	Aaa	2,000,596
1,784,947	CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	NR	1,765,452
1,000,000	Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	960,906
1,000,000	JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-
	CB6 (Class A2)	5.255	07/12/37	Aaa	965,486
700,000	LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	673,163
1,000,000	LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	NR	937,235
262,739	MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.000	10/25/20	Aaa	255,177
1,000,000	Merrill Lynch Mortgage Trust Series 2003-KEY1 (Class A4)	5.236	11/12/35	NR	961,945
1,000,000	Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ)	4.922	10/12/41	A	931,939
425,000	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	406,777
200,000	Merrill Lynch Mortgage Trust Series 2006-C1 (Class A4)	5.844	05/12/39	NR	197,940
250,000	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1
	(Class A4)	5.620	02/12/39	NR	243,401
1,000,000	Morgan Stanley Capital I Series 2005-HQ5 (Class A2)	4.809	01/14/42	NR	971,359
250,000	Morgan Stanley Capital I Series 2006-IQ11 (Class AJ)	5.779	10/15/42	NR	247,156
550,000	Morgan Stanley Capital I Series 2006-HQ8 (Class AJ)	5.641	03/12/44	Aaa	533,691
690,000	Residential Accredit Loans, Inc Series 2005-QS6 (Class A7)	5.750	05/25/35	Aa1	654,638
1,000,000	Wachovia Bank Commercial Mortgage Trust Series 2005-C20
	(Class A7)	5.118	07/15/42	Aaa	946,196
5,061,554	Washington Mutual, Inc Series 2003-S10 (Class A1)	4.500	10/25/18	NR	4,799,037
3,006,282	Wells Fargo Mortgage Backed Securities Trust Series 2004-7
	(Class 1A1)	4.500	07/25/19	NR	2,799,601
2,413,408	Wells Fargo Mortgage Backed Securities Trust Series 2005-1
	(Class 2A1)	5.000	01/25/20	Aaa	2,348,515
130,340	Wells Fargo Mortgage Backed Securities Trust Series 2005-5
	(Class 1A1)	5.000	05/25/20	Aaa	124,027
	TOTAL OTHER MORTGAGE BACKED SECURITIES				41,909,400

PAPER AND ALLIED PRODUCTS - 0.54%
500,000	Bemis Co	4.875	04/01/12	Baa1	465,149
2,000,000	Kimberly-Clark Corp	7.100	08/01/07	Aa2	2,028,607
	TOTAL PAPER AND ALLIED PRODUCTS				2,493,756

PETROLEUM AND COAL PRODUCTS - 0.22%
1,000,000	Conoco Funding Co	6.350	10/15/11	Baa1	1,024,236
	TOTAL PETROLEUM AND COAL PRODUCTS				1,024,236

PIPELINES, EXCEPT NATURAL GAS - 0.62%
250,000	Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	238,553
250,000	Enterprise Products Operating Lp	4.000	10/15/07	Baa3	244,673
500,000	Enterprise Products Operating Lp	4.950	06/01/10	Baa3	480,061
250,000	Enterprise Products Operating Lp	5.600	10/15/14	Baa3	236,671
250,000	Kinder Morgan Finance Co ULC	5.700	01/05/16	Baa2	216,129
500,000	Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	489,725
500,000	Plains All American Pipeline Lp	4.750	08/15/09	Ba1	483,168
250,000	TransCanada Corp	5.850	03/15/36	A2	234,123

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

			MATURITY
PRINCIPAL	ISSUER	RATE	DATE	RATING+	VALUE
$ 250,000	TransCanada Pipelines Ltd	4.000	06/15/13	A2	$223,894
	TOTAL PIPELINES, EXCEPT NATURAL GAS				2,846,997

PRIMARY METAL INDUSTRIES - 0.21%
500,000	Alcan, Inc	5.000	06/01/15	NR	461,331
250,000	Alcan, Inc	5.750	06/01/35	Baa1	223,713
250,000	Alcoa, Inc	6.500	06/01/11	A1	257,069
	TOTAL PRIMARY METAL INDUSTRIES				942,113

RAILROAD TRANSPORTATION - 0.36%
250,000	Burlington Northern Santa Fe Corp	6.750	07/15/11	Baa2	260,034
500,000	Canadian National Railway Co	4.400	03/15/13	Baa1	460,523
250,000	Canadian National Railway Co	6.200	06/01/36	A3	249,781
174,000	Norfolk Southern Corp	7.350	05/15/07	Baa1	176,295
500,000	Union Pacific Corp	6.500	04/15/12	Baa3	514,761
	TOTAL RAILROAD TRANSPORTATION				1,661,394

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
250,000	Sealed Air Corp	5.375	04/15/08	Baa3	247,874
	TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				247,874

SECURITY AND COMMODITY BROKERS - 1.63%
250,000	Bear Stearns Cos, Inc	5.700	11/15/14	A2	244,003
500,000	Credit Suisse First Boston USA, Inc	5.250	03/02/11	Aa3	488,077
500,000	Franklin Resources, Inc	3.700	04/15/08	A2	483,163
250,000	Goldman Sachs Group Lp	4.500	06/15/10	Aa3	238,832
500,000	Goldman Sachs Group, Inc	6.600	01/15/12	Aa3	514,922
250,000	Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	240,126
450,000	Goldman Sachs Group, Inc	6.450	05/01/36	A1	430,135
750,000	Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	775,066
750,000	Lehman Brothers Holdings, Inc	5.500	04/04/16	A1	717,270
250,000	Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	241,270
250,000	Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	235,092
500,000	Merrill Lynch & Co, Inc	6.050	05/16/16	A1	496,720
1,250,000	Morgan Stanley	3.625	04/01/08	A	1,208,041
1,250,000	Morgan Stanley	4.750	04/01/14	A1	1,144,117
	TOTAL SECURITY AND COMMODITY BROKERS				7,456,834

STONE, CLAY, AND GLASS PRODUCTS - 0.05%
250,000	CRH America, Inc	6.400	10/15/33	Baa1	240,749
	TOTAL STONE, CLAY, AND GLASS PRODUCTS				240,749

TOBACCO PRODUCTS - 0.05%
250,000	RJ Reynolds Tobacco Holdings, Inc	6.500	06/01/07	NR	249,062
	TOTAL TOBACCO PRODUCTS				249,062

TRANSPORTATION EQUIPMENT - 0.90%
450,000	Boeing Capital Corp	5.800	01/15/13	A3	450,267
250,000	DaimlerChrysler NA Holding Corp	5.875	03/15/11	NR	245,914
250,000	DaimlerChrysler NA Holding Corp	6.500	11/15/13	A3	249,709
250,000	General Dynamics Corp	3.000	05/15/08	A2	238,277
500,000	Lockheed Martin Corp	8.500	12/01/29	Baa2	628,931
250,000	Northrop Grumman Corp	7.750	02/15/31	Baa3	292,708
500,000	United Technologies Corp	4.875	11/01/06	A2	498,782
1,000,000	United Technologies Corp	6.350	03/01/11	A2	1,023,387

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000		United Technologies Corp	6.050	06/01/36	A2	$489,411
		TOTAL TRANSPORTATION EQUIPMENT				4,117,386

WHOLESALE TRADE-NONDURABLE GOODS - 0.25%
750,000		Procter & Gamble Co	4.950	08/15/14	Aa3	712,455
500,000		Sysco Corp	5.375	09/21/35	A1	444,837
		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				1,157,292

		TOTAL CORPORATE BONDS				189,699,533
		(Cost $194,507,268)

GOVERNMENT BONDS - 56.69%

AGENCY SECURITIES - 14.16%
2,960,013		Cal Dive International, Inc	4.930	02/01/27	NR	2,728,748
3,000,000		Federal Farm Credit Bank (FFCB)	5.375	07/18/11	Aaa	2,991,357
500,000		Federal Home Loan Mortgage Corp (FHLMC)	4.260	07/19/07	Aaa	493,648
5,000,000		FHLMC	4.375	11/16/07	Aaa	4,927,243
3,000,000		FHLMC	3.500	04/28/08	Aaa	2,898,279
2,000,000		FHLMC	3.000	05/13/08	Aaa	1,911,428
2,000,000		FHLMC	3.500	05/21/08	Aaa	1,929,766
1,500,000		FHLMC	4.625	09/15/08	Aaa	1,473,049
2,990,000		FHLMC	5.875	03/21/11	Aa2	3,018,474
3,000,000		FHLMC	6.250	03/05/12	Aaa	3,004,153
1,000,000		FHLMC	5.750	06/27/16	Aa2	997,477
2,000,000		FHLMC	5.000	06/15/29	NR	1,936,312
3,000,000		FHLMC	5.000	06/15/31	NR	2,858,031
2,500,000		Federal National Mortgage Association (FNMA)	4.750	01/02/07	Aa2	2,489,230
3,500,000		FNMA	5.250	12/03/07	Aaa	3,486,947
1,000,000		FNMA	5.210	03/16/09	Aaa	990,142
3,600,000	d	FNMA	7.125	06/15/10	Aaa	3,806,570
5,000,000		FNMA	5.800	06/07/11	Aaa	4,979,374
2,500,000		FNMA	4.125	01/30/12	Aaa	2,332,510
6,000,000		FNMA	5.250	08/01/12	Aa2	5,864,210
500,000		FNMA	2.000	08/17/12	Aaa	407,968
1,000,000		FNMA	6.210	08/06/38	Aaa	1,085,257
8,514,000		Housing Urban Development	4.790	08/01/11	NR	8,249,283
		TOTAL AGENCY SECURITIES				64,859,456

FOREIGN GOVERNMENT BONDS - 3.55%
500,000		African Development Bank	3.250	08/01/08	Aaa	478,614
500,000		Brazilian Government International Bond	10.500	07/14/14	Ba3	602,000
1,000,000		Canada Government International Bond	6.750	08/28/06	Aaa	1,002,123
250,000		Chile Government International Bond	5.500	01/15/13	Baa1	245,722
500,000		China Development Bank	5.000	10/15/15	A2	466,860
250,000		Development Bank of Japan	4.250	06/09/15	Aaa	226,372
500,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	464,130
1,000,000		Eksportfinans A/S	5.500	05/25/16	Aaa	990,294
225,000		European Investment Bank	5.250	06/15/11	Aaa	223,641
250,000		European Investment Bank	4.875	02/15/36	Aaa	221,798
500,000		Federal Republic of Germany	3.875	06/01/10	Aaa	476,341
400,000		International Finance Corp	5.125	05/02/11	Aaa	395,343
500,000		Italy Government International Bond	4.500	01/21/15	Aa2	462,088
1,000,000		Italy Government International Bond	6.875	09/27/23	Aa3	1,104,944
250,000		Korea Development Bank	5.750	09/10/13	A3	246,830
250,000		Kreditanstalt fuer Wiederaufbau	5.250	05/19/09	Aaa	248,730

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	RATING+	VALUE
$ 500,000		Kreditanstalt fuer Wiederaufbau	5.125	03/14/16	Aaa	$485,332
400,000		Landwirtschaftliche Rentenbank	5.250	07/15/11	Aaa	395,794
148,000		Mexico Government International Bond	6.375	01/16/13	Baa1	149,231
879,000		Mexico Government International Bond	5.875	01/15/14	Baa1	854,624
500,000		Mexico Government International Bond	5.625	01/15/17	Baa1	468,160
500,000		d Mexico Government International Bond	6.750	09/27/34	Baa1	486,250
500,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	483,605
2,500,000		Province of Ontario	2.650	12/15/06	Aa2	2,468,908
500,000		Province of Ontario	4.750	01/19/16	Aa2	469,285
1,000,000		Province of Quebec Canada	5.000	03/01/16	A1	947,135
500,000		Province of Saskatchewan Canada	8.000	02/01/13	A3	566,799
250,000		Turkey Government International Bond	7.375	02/05/25	Ba3	225,000
500,000		Turkey Government International Bond	6.875	03/17/36	Ba3	415,000
		TOTAL FOREIGN GOVERNMENT BONDS				16,270,953

MORTGAGE BACKED SECURITIES - 32.21%
2,000,000	v	Fannie Mae Benchmark REMIC	6.000	06/25/16		1,993,906
312,668		Federal Home Loan Mortgage Corp (FHLMC)	6.000	04/15/30		312,389
589,798		FHLMC	6.000	12/15/30		590,689
244,575		FHLMC	5.500	09/15/32		230,228
1,500,000		FHLMC	5.500	05/15/33		1,437,302
952,531		FHLMC	4.500	09/15/35		896,348
75,490		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	09/01/10		76,756
173,455		FGLMC	6.500	12/01/16		175,555
1,596,326		FGLMC	5.500	01/01/19		1,568,263
121,366		FGLMC	7.000	10/01/20		124,739
354,096		d FGLMC	6.500	01/01/29		357,929
35,996		FGLMC	8.000	01/01/31		37,970
4,723,602		FGLMC	5.500	12/01/33		4,556,155
2,636,731		FGLMC	5.000	01/01/34		2,474,314
1,118,918		FGLMC	4.500	10/01/34		1,020,253
909,287		FGLMC	5.500	12/01/34		875,667
2,050,029		FGLMC	5.500	03/01/35		1,970,316
2,881,846		FGLMC	6.000	05/01/35		2,839,186
1,285,578		FGLMC	5.500	06/01/35		1,235,590
2,975,810		FGLMC	5.500	06/01/35		2,860,099
469,493		FGLMC	5.000	10/01/35		438,802
951,343		FGLMC	5.000	11/01/35		889,151
1,627,757		FGLMC	7.000	01/01/36		1,665,898
920,258		Federal National Mortgage Association (FNMA)	6.341	12/01/08		921,348
93,508		FNMA	5.000	06/01/13		90,935
3,331,204		FNMA	4.777	02/01/14		3,165,031
2,934,354		FNMA	4.640	11/01/14		2,743,507
473,287		FNMA	4.560	01/01/15		441,752
367,424	d	FNMA	6.500	10/01/16		372,722
151,840		FNMA	6.500	11/01/16		154,030
286,391		FNMA	6.500	02/01/18		290,585
541,348		FNMA	5.500	04/01/18		532,171
198,492		FNMA	5.500	05/01/18		195,128
267,862	d	FNMA	6.000	01/01/19		267,068
1,000,000		FNMA	4.000	02/25/19		868,357
1,740,704		FNMA	4.500	04/01/19		1,647,425
3,000,000	h	FNMA	5.000	07/25/21		2,888,436
11,000,000	h	FNMA	6.000	08/25/21		11,027,500
70,586		FNMA	8.000	03/01/23		74,425
936,157		FNMA	5.500	02/01/24		911,435

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 2,169,615		FNMA	5.500	07/01/24	$2,108,962
4,760,574		FNMA	5.000	10/01/25	4,508,807
33,237		FNMA	9.000	11/01/25	36,080
12,578		FNMA	9.000	10/01/26	13,676
32,314		FNMA	7.500	01/01/29	33,540
582,169	d	FNMA	7.000	07/01/32	596,403
227,584		FNMA	5.000	02/01/33	213,771
1,000,000		FNMA	4.500	03/25/33	946,556
1,529,662		FNMA	5.500	06/01/33	1,475,665
1,153,285		FNMA	5.500	07/01/33	1,112,575
1,506,284		FNMA	4.500	08/01/33	1,372,526
1,059,666		FNMA	5.000	08/01/33	995,346
1,500,000		FNMA	5.500	08/25/33	1,451,853
1,581,264		FNMA	4.500	10/01/33	1,440,848
724,198		FNMA	5.000	10/01/33	680,240
709,127		FNMA	5.000	10/01/33	666,084
1,452,220		FNMA	5.000	11/01/33	1,364,072
1,442,283		FNMA	5.000	11/01/33	1,354,738
1,353,120		FNMA	5.000	11/01/33	1,270,988
599,197		FNMA	5.500	12/01/33	578,046
617,005		FNMA	5.500	12/01/33	595,226
1,160,120		FNMA	5.500	12/01/33	1,119,168
719,595		FNMA	5.500	01/01/34	694,193
285,423		FNMA	5.000	03/01/34	268,099
349,215		FNMA	5.000	03/01/34	328,019
349,455		FNMA	5.000	03/01/34	328,244
1,419,077		FNMA	5.000	03/01/34	1,332,941
3,328,398		FNMA	4.350	03/25/34	3,160,155
2,246,164		FNMA	5.000	04/01/34	2,106,356
600,000		FNMA	5.500	10/25/34	570,988
904,961		FNMA	5.500	01/01/35	871,525
2,745,017		FNMA	5.000	02/25/35	2,657,899
5,491,720		FNMA	5.500	05/01/35	5,278,488
4,408,489		FNMA	5.500	05/01/35	4,237,317
3,567,423		FNMA	6.000	05/01/35	3,514,001
215,301		FNMA	7.500	06/01/35	222,628
778,862		FNMA	6.000	07/01/35	767,199
6,158,287		FNMA	6.000	08/01/35	6,066,067
295,157		FNMA	5.000	10/01/35	276,083
1,284,437		FNMA	5.500	12/01/35	1,234,566
1,947,523		FNMA	6.000	03/01/36	1,917,154
998,943		FNMA	5.500	04/01/36	954,553
3,959,650		FNMA	5.000	05/01/36	3,683,465
1,000,000	h	FNMA	6.000	07/25/36	984,062
13,000,000	h	FNMA	6.500	07/25/36	13,065,000
62,723		Government National Mortgage Association (GNMA)	6.500	09/15/23	63,613
67,953		GNMA	7.500	11/15/23	71,051
6,602		GNMA	7.500	08/15/28	6,908
100,266		GNMA	6.500	12/15/28	101,816
181,461		GNMA	6.500	03/15/29	184,230
76,901		GNMA	8.500	10/20/30	82,275
24,902		GNMA	7.000	06/20/31	25,522
2,976,158		GNMA	5.000	09/15/33	2,819,508
587,904		GNMA	5.500	11/20/33	568,174
2,480,706		GNMA	5.500	02/20/35	2,395,557
846,217		GNMA	5.500	03/20/35	817,171

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 5,000,000	h	GNMA	5.000	07/15/36	$4,731,250
2,000,000	h	GNMA	6.000	07/20/36	1,983,124
		TOTAL MORTGAGE BACKED SECURITIES			147,523,731

U.S. TREASURY SECURITIES - 6.77%
18,559,000	d	United States Treasury Bond	8.000	11/15/21	23,739,930
3,695,000		United States Treasury Bond	5.375	02/15/31	3,760,254
1,907,180	k	United States Treasury Inflation Indexed Bonds	3.375	01/15/07	1,912,101
921,233	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09	954,195
200,000		United States Treasury Note	4.000	09/30/07	197,016
450,000		United States Treasury Note	4.500	02/15/09	442,894
		TOTAL U.S. TREASURY SECURITIES			31,006,390
		TOTAL GOVERNMENT BONDS			259,660,530
		(Cost $267,716,062)

		TOTAL BONDS			449,360,063
		(Cost $462,223,330)

SHARES		COMPANY
TIAA-CREF MUTUAL FUNDS - 0.78%
400,432		TIAA-CREF High-Yield Bond Fund			3,563,851
		TOTAL TIAA-CREF MUTUAL FUNDS			3,563,851
		(Cost $3,756,019)

PRINCIPAL		ISSUER
SHORT-TERM INVESTMENTS - 7.98%
COMMERCIAL PAPER - 3.63%
$ 3,550,000	d	Calyon	4.870	08/28/06	3,520,642
1,090,000	c,d	CC (USA), Inc	5.010	07/24/06	1,086,621
2,055,000	c	Ciesco Lp	5.290	08/17/06	2,041,314
5,000,000	c,d	Ranger Funding Co LLC	5.120	07/20/06	4,987,400
5,000,000		UBS Finance, (Delaware), Inc	5.270	07/03/06	4,997,804
		TOTAL COMMERCIAL PAPER			16,633,781

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 4.35%
10,000,000		Federal Home Loan Bank (FHLB)	4.900	07/07/06	9,994,300
9,915,000		Federal National Mortgage Association (FNMA)	4.950	07/05/06	9,912,125
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			19,906,425

		TOTAL SHORT-TERM INVESTMENTS			36,540,206
		(Cost $36,535,563)

		TOTAL PORTFOLIO - 106.87%			489,464,120
		(Cost $502,514,912)

		OTHER ASSETS & LIABILITIES, NET - (6.87)%			(31,476,741)

		NET ASSETS - 100.00%			$457,987,379

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

+	As provided by Moody's Investors Service (Unaudited).
c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At June 30, 2006, the value of these securities amounted to $2,354,811 or 0.51% of net assets.
h	These securities were purchased on a delayed delivery basis.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
v	Security valued at fair value.

ABBREVIATION: NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

TIAA-CREF MUTUAL FUNDS - Money Market Fund

TIAA-CREF MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS (Unaudited)
June 30, 2006

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 99.84%

BANK NOTES - 1.48%
$ 10,000,000		Harris Trust and Savings Bank	5.170%	08/07/06	$10,000,000
		TOTAL BANK NOTES			10,000,000

CERTIFICATES OF DEPOSIT - 8.25%
6,000,000		American Express Centurion Bank	5.070	07/03/06	6,000,003
1,000,000		American Express Centurion Bank	4.950	07/06/06	1,000,002
2,500,000		American Express Centurion Bank	5.300	07/28/06	2,500,019
3,000,000		Bank of Montreal	4.850	07/06/06	2,997,979
5,000,000		Bank of Montreal	4.990	09/20/06	5,000,165
4,000,000		Bank of Nova Scotia	5.420	09/26/06	4,000,000
5,000,000		Calyon	5.070	07/21/06	5,000,028
5,000,000		Deutsche Bank	4.925	07/05/06	5,000,008
5,000,000		Deutsche Bank	5.050	07/12/06	5,000,015
4,000,000		Dexia Bank	5.070	07/18/06	4,000,028
1,000,000		Dexia Bank	5.365	08/29/06	1,000,024
4,320,000		Royal Bank of Canada	4.850	07/28/06	4,320,032
5,000,000		Royal Bank of Canada	5.360	09/18/06	5,000,108
5,000,000		Royal Bank of Canada	5.170	09/21/06	5,000,112
		TOTAL CERTIFICATES OF DEPOSIT			55,818,523

COMMERCIAL PAPER - 83.16%
3,000,000		ABN Amro North America Finance, Inc	4.890	08/03/06	2,986,875
2,000,000		American Honda Finance Corp	5.250	07/25/06	1,993,241
2,825,000		American Honda Finance Corp	5.090	08/16/06	2,806,626
1,150,000		Atlantis One Funding Corp	4.965	07/17/06	1,147,452
1,300,000	c	Atlantis One Funding Corp	5.050	08/01/06	1,294,347
1,000,000	c	Atlantis One Funding Corp	5.040	08/07/06	994,871
760,000		Barclays U.S. Funding Corp	4.980	07/18/06	758,213
1,800,000		Barclays U.S. Funding Corp	5.210	08/22/06	1,786,688
3,235,000		Barclays U.S. Funding Corp	5.350	09/05/06	3,204,049
1,300,000	c	Beta Finance, Inc	5.040	07/24/06	1,295,914
2,825,000	c	Beta Finance, Inc	5.055	08/04/06	2,811,513
4,500,000		Calyon	4.960	07/11/06	4,493,837
2,000,000		Calyon	4.955	08/11/06	1,988,714
2,450,000		Calyon	4.870	08/28/06	2,430,777
3,000,000		Calyon North America, Inc	4.835	07/21/06	2,991,942
2,715,000		Canadian Imperial Holding, Inc	5.145	08/10/06	2,699,479
1,000,000	c	CC (USA), Inc	4.910	07/07/06	999,182
2,925,000	c	CC (USA), Inc	5.030	07/10/06	2,921,312
1,000,000	c	CC (USA), Inc	5.010	07/24/06	996,767
2,000,000	c	CC (USA), Inc	5.150	08/14/06	1,987,460
2,865,000	c	CC (USA), Inc	5.270	08/24/06	2,842,382
2,000,000	c	CC (USA), Inc	5.340	08/29/06	1,982,754
2,000,000	c	CC (USA), Inc	5.390	09/20/06	1,975,745
4,200,000	c	Ciesco Lp	5.040	07/13/06	4,192,944
3,000,000	c	Ciesco Lp	5.050	07/14/06	2,994,529
4,000,000	c	Ciesco Lp	5.090	07/19/06	3,989,820

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 6,000,000	c	Ciesco Lp	5.280	08/15/06	$5,960,550
2,800,000	c	Ciesco Lp	5.290	08/17/06	2,780,626
5,000,000	c	Ciesco Lp	5.320	09/19/06	4,940,889
8,000,000		Citigroup Funding, Inc	4.955	07/13/06	7,986,787
1,700,000		Citigroup Funding, Inc	5.000	07/18/06	1,696,035
6,330,000		Citigroup Funding, Inc	4.980	07/24/06	6,309,900
2,500,000		Citigroup Funding, Inc	5.060	07/28/06	2,490,513
4,700,000		Citigroup Funding, Inc	5.100	08/24/06	4,664,045
1,850,000		Citigroup Funding, Inc	5.310	11/16/06	1,812,343
3,000,000	c	Corporate Asset Funding Corp, Inc	5.030	07/13/06	2,994,965
2,500,000	c	Corporate Asset Funding Corp, Inc	5.030	07/14/06	2,495,459
5,500,000	c	Corporate Asset Funding Corp, Inc	5.040	07/21/06	5,484,600
2,300,000	c	Corporate Asset Funding Corp, Inc	5.090	08/01/06	2,289,919
2,100,000	c	Corporate Asset Funding Corp, Inc	5.270	08/17/06	2,085,551
5,000,000	c	Corporate Asset Funding Corp, Inc	5.290	08/24/06	4,960,325
4,095,000	c	Corporate Asset Funding Corp, Inc	5.320	08/25/06	4,061,717
1,000,000	c	Danske Corp	4.705	07/28/06	996,471
1,350,000	c	Danske Corp	5.370	09/25/06	1,332,682
1,500,000	c	Dorada Finance, Inc	5.010	07/10/06	1,498,121
4,000,000	c	Dorada Finance, Inc	4.960	07/14/06	3,992,836
1,000,000	c	Dorada Finance, Inc	5.040	07/20/06	997,340
1,500,000	c	Dorada Finance, Inc	5.170	08/01/06	1,493,322
5,000,000	c	Dorada Finance, Inc	5.050	08/02/06	4,978,356
1,500,000	c	Dorada Finance, Inc	5.220	09/14/06	1,483,688
2,642,000	c	Edison Asset Securitization, LLC	4.520	07/05/06	2,640,673
2,963,000	c	Edison Asset Securitization, LLC	4.970	07/19/06	2,955,622
4,105,000	c	Edison Asset Securitization, LLC	5.030	08/02/06	4,086,646
5,500,000	c	Edison Asset Securitization, LLC	5.050	08/08/06	5,470,682
1,000,000	c	Edison Asset Securitization, LLC	5.180	08/14/06	993,669
1,202,000	c	Edison Asset Securitization, LLC	5.000	08/23/06	1,193,139
5,364,000	c	Edison Asset Securitization, LLC	5.150	08/30/06	5,318,559
1,400,000	c	Edison Asset Securitization, LLC	5.100	11/14/06	1,373,027
1,000,000	c	Fairway Finance Co, LLC	5.420	09/14/06	988,853
5,930,000		General Electric Capital Corp	5.010	07/10/06	5,922,573
4,500,000		General Electric Capital Corp	5.030	07/19/06	4,488,683
4,625,000		General Electric Capital Corp	5.030	08/08/06	4,600,444
1,170,000		General Electric Capital Corp	5.330	08/31/06	1,159,433
4,400,000		General Electric Capital Corp	5.320	09/25/06	4,344,081
2,000,000		Goldman Sachs Group, Inc	4.810	11/02/06	1,966,992
1,700,000	c	Govco, Inc	4.935	07/10/06	1,697,903
7,000,000	c	Govco, Inc	4.960	07/18/06	6,983,768
4,000,000	c	Govco, Inc	4.950	07/19/06	3,990,118
5,600,000	c	Govco, Inc	5.000	07/25/06	5,581,333
1,000,000	c	Govco, Inc	5.030	07/31/06	995,808
1,000,000	c	Govco, Inc	5.310	08/15/06	993,675
585,000	c	Govco, Inc	4.830	09/05/06	579,820
1,600,000	c	Govco, Inc	5.320	09/18/06	1,582,480
2,250,000	c	Govco, Inc	5.340	12/18/06	2,192,838
400,000	c	Govco, Inc	5.430	12/26/06	389,300
250,000	c	Grampian Funding LLC	5.080	08/16/06	248,377
1,550,000	c	Grampian Funding LLC	5.160	10/02/06	1,529,779
2,000,000	c	Grampian Funding LLC	5.150	11/17/06	1,959,072
5,000,000	c	Greenwich Capital Holdings, Inc	5.340	10/19/06	4,918,417
2,305,000	c	Greenwich Capital Holdings, Inc	5.430	10/23/06	2,265,686
3,765,000	c	Greyhawk Funding LLC	4.960	07/11/06	3,759,813
2,000,000	c	Greyhawk Funding LLC	5.140	07/18/06	1,995,193

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 3,385,000	c	Greyhawk Funding LLC	5.270	08/21/06	$3,360,248
3,000,000	c	Greyhawk Funding LLC	5.160	08/28/06	2,975,060
2,000,000	c	Harrier Finance Funding LLC	5.010	07/07/06	1,998,330
5,825,000	c	Harrier Finance Funding LLC	5.050	07/14/06	5,814,391
5,000,000	c	Harrier Finance Funding LLC	5.020	07/17/06	4,988,844
2,135,000	c	Harrier Finance Funding LLC	5.230	07/25/06	2,127,784
2,000,000	c	Harrier Finance Funding LLC	5.360	08/21/06	1,984,813
1,407,000		HBOS Treasury Services plc	5.040	07/13/06	1,404,636
1,200,000		HBOS Treasury Services plc	5.060	07/26/06	1,195,783
3,300,000		HBOS Treasury Services plc	5.070	08/07/06	3,282,827
2,400,000		HBOS Treasury Services plc	5.050	08/09/06	2,386,870
5,000,000		HBOS Treasury Services plc	5.060	08/16/06	4,967,672
1,300,000		HBOS Treasury Services plc	5.250	08/25/06	1,289,718
2,842,000		HBOS Treasury Services plc	5.180	09/05/06	2,815,010
2,740,000		HBOS Treasury Services plc	5.190	09/07/06	2,713,217
1,300,000		HBOS Treasury Services plc	5.340	09/14/06	1,285,538
1,600,000		HBOS Treasury Services plc	5.235	09/15/06	1,582,317
6,500,000		HSBC Finance Corp	5.030	07/20/06	6,482,744
5,600,000		HSBC Finance Corp	5.290	08/23/06	5,556,387
5,000,000		HSBC Finance Corp	5.310	08/25/06	4,959,438
4,900,000		HSBC Finance Corp	5.100	09/06/06	4,853,491
2,960,000		HSBC Finance Corp	5.200	09/12/06	2,928,788
4,060,000	c	IBM Capital, Inc	5.230	09/08/06	4,019,302
5,000,000		ING Finance	5.040	07/25/06	4,983,200
5,000,000		ING Finance	5.180	08/17/06	4,966,186
3,345,000		ING Finance	5.100	08/25/06	3,318,937
2,000,000	c	Kitty Hawk Funding Corp	5.040	08/10/06	1,988,800
10,000,000	c	Links Finance LLC	4.935	07/06/06	9,993,226
3,000,000	c	Links Finance LLC	5.100	08/15/06	2,980,875
2,000,000		McGraw-Hill, Inc	5.260	07/28/06	1,992,373
1,450,000		Merrill Lynch & Co, Inc	5.210	08/10/06	1,441,606
4,000,000		Merrill Lynch & Co, Inc	5.270	08/14/06	3,974,236
3,000,000		Paccar Financial Corp	4.910	07/05/06	2,998,363
6,376,000		Paccar Financial Corp	4.910	07/07/06	6,370,791
1,100,000		Paccar Financial Corp	4.920	07/11/06	1,098,494
1,754,000		Paccar Financial Corp	5.040	08/07/06	1,744,914
5,000,000		Paccar Financial Corp	5.060	08/15/06	4,969,813
2,387,000		Paccar Financial Corp	5.340	09/13/06	2,360,799
2,000,000		Paccar Financial Corp	5.340	09/26/06	1,974,190
3,000,000	c	Park Avenue Receivables Corp	5.250	08/08/06	2,983,375
5,000,000	c	Park Avenue Receivables Corp	5.250	08/11/06	4,970,104
4,400,000	c	Preferred Receivables Funding Corp	5.200	07/20/06	4,388,435
3,000,000	c	Preferred Receivables Funding Corp	5.090	08/21/06	2,978,368
3,000,000	c	Private Export Funding Corp	5.060	07/20/06	2,992,129
9,490,000	c	Private Export Funding Corp	5.200	08/16/06	9,427,429
2,500,000	c	Private Export Funding Corp	5.250	08/23/06	2,480,677
2,000,000	c	Private Export Funding Corp	5.190	08/29/06	1,983,021
3,000,000	c	Private Export Funding Corp	5.150	08/30/06	2,974,250
5,000,000	c	Private Export Funding Corp	5.140	09/06/06	4,952,169
1,000,000	c	Ranger Funding Co LLC	5.040	07/10/06	998,767
2,750,000	c	Ranger Funding Co LLC	5.050	07/11/06	2,746,232
4,096,000	c	Ranger Funding Co LLC	5.165	07/17/06	4,086,971
8,400,000	c	Ranger Funding Co LLC	5.300	08/11/06	8,349,688
3,521,000	c	Ranger Funding Co LLC	5.340	08/14/06	3,498,020
2,000,000	c	Scaldis Capital LLC	4.580	07/12/06	1,997,201
4,000,000	c	Scaldis Capital LLC	5.230	07/17/06	3,991,402

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 1,000,000	c	Scaldis Capital LLC	5.060	08/09/06	$994,518
653,000	c	Scaldis Capital LLC	5.120	08/18/06	648,542
5,000,000	c	Scaldis Capital LLC	5.150	09/01/06	4,955,653
2,575,000	c	Scaldis Capital LLC	4.920	09/12/06	2,549,310
1,070,000	c	Scaldis Capital LLC	5.110	09/15/06	1,058,480
1,518,000	c	Scaldis Capital LLC	5.340	09/18/06	1,500,212
3,000,000	c	Scaldis Capital LLC	4.970	09/29/06	2,963,339
1,042,000	c	Scaldis Capital LLC	5.420	12/18/06	1,015,330
500,000	c	Sedna Finance, Inc	5.150	07/31/06	497,854
3,000,000	c	Sedna Finance, Inc	5.170	08/30/06	2,974,150
4,000,000	c	Sedna Finance, Inc	5.190	09/08/06	3,960,210
2,000,000	c	Sheffield Receivables Corp	5.210	07/27/06	1,992,474
1,500,000	c	Sheffield Receivables Corp	5.160	08/09/06	1,491,615
2,000,000	c	Sheffield Receivables Corp	4.815	09/05/06	1,982,345
6,565,000	c	Sheffield Receivables Corp	5.390	09/27/06	6,478,502
6,000,000	c	Sigma Finance, Inc	5.050	07/18/06	5,985,869
960,000	c	Sigma Finance, Inc	5.030	07/20/06	957,485
1,000,000	c	Sigma Finance, Inc	5.220	08/22/06	992,460
4,500,000	c	Sigma Finance, Inc	5.080	09/05/06	4,458,127
3,000,000	c	Sigma Finance, Inc	5.140	11/30/06	2,934,893
3,200,000		Societe Generale North America, Inc	4.960	07/11/06	3,195,591
1,300,000		Societe Generale North America, Inc	4.950	07/19/06	1,296,718
750,000		Societe Generale North America, Inc	5.040	08/01/06	746,855
8,950,000		Societe Generale North America, Inc	5.190	09/13/06	8,854,518
4,000,000		Swedish Export Credit Corp	5.000	07/12/06	3,993,889
4,000,000		Swedish Export Credit Corp	5.250	08/22/06	3,970,141
4,000,000		Swedish Export Credit Corp	5.285	08/31/06	3,964,179
5,700,000	c	Toronto-Dominion Holdings USA, Inc	5.045	07/24/06	5,681,628
3,000,000		Toronto-Dominion Holdings USA, Inc	5.130	08/10/06	2,982,900
1,200,000		Toronto-Dominion Holdings USA, Inc	4.800	10/27/06	1,181,120
2,220,000		Toyota Motor Credit Corp	5.100	08/24/06	2,203,017
1,400,000		UBS Finance, (Delaware), Inc	4.910	07/06/06	1,399,045
5,200,000		UBS Finance, (Delaware), Inc	5.020	07/07/06	5,195,722
1,300,000		UBS Finance, (Delaware), Inc	5.105	07/26/06	1,295,391
5,000,000		UBS Finance, (Delaware), Inc	4.845	07/27/06	4,982,504
2,000,000		UBS Finance, (Delaware), Inc	5.295	08/14/06	1,987,057
3,600,000		UBS Finance, (Delaware), Inc	5.100	08/21/06	3,573,888
1,400,000		UBS Finance, (Delaware), Inc	5.305	08/31/06	1,387,415
1,000,000	c	Variable Funding Capital Corp	5.000	07/10/06	998,750
5,000,000	c	Variable Funding Capital Corp	5.160	07/26/06	4,982,083
8,000,000	c	Variable Funding Capital Corp	5.140	07/27/06	7,970,302
5,300,000	c	Variable Funding Capital Corp	5.255	08/18/06	5,262,865
5,617,000	c	Yorktown Capital, LLC	5.200	07/17/06	5,604,018
2,457,000	c	Yorktown Capital, LLC	5.090	11/10/06	2,411,144
		TOTAL COMMERCIAL PAPER			562,961,286

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 2.37%
313,000		Federal Farm Credit Bank (FFCB)	4.800	11/01/06	307,867
2,090,000		Federal Home Loan Bank (FHLB)	4.975	07/21/06	2,084,223
610,000		FHLB	5.210	09/01/06	604,527
2,285,000		Federal Home Loan Mortgage Corp (FHLMC)	5.145	07/24/06	2,277,489
1,000,000		FHLMC	4.955	08/01/06	995,793
1,510,000		FHLMC	4.800	09/12/06	1,494,996
500,000		FHLMC	5.020	11/14/06	490,933
3,000,000		Federal National Mortgage Association (FNMA)	3.250	07/12/06	2,998,286
1,270,000		FNMA	5.000	07/12/06	1,268,079

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL		ISSUER	RATE	DATE	VALUE
$ 2,248,000		FNMA	5.250	08/28/06	$2,228,986
180,000		FNMA	4.820	09/22/06	178,000
1,120,000		FNMA	4.985	09/29/06	1,106,042
		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			16,035,221

VARIABLE NOTES - 4.58%
5,000,000		Barclays Bank, plc	5.290	08/30/06	4,999,838
8,000,000		National City Bank	5.093	07/26/06	8,000,122
3,000,000		Paccar Financial Corp	5.334	12/20/06	2,999,303
5,000,000		Suntrust Bank	5.079	05/01/07	5,000,218
5,000,000		Toyota Motor Credit Corp	5.090	10/10/06	4,999,961
5,000,000		US Bank NA	5.470	09/29/06	5,000,038
		TOTAL VARIABLE NOTES			30,999,480

		TOTAL SHORT-TERM INVESTMENTS			675,814,510
		(Cost $675,814,510)

		TOTAL PORTFOLIO - 99.84%			675,814,510
		(Cost $675,814,510)

		OTHER ASSETS & LIABILITIES, NET - 0.16%			1,084,940

		NET ASSETS - 100.00%			$676,899,450

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

		For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF MUTUAL FUNDS

Date:	August 28, 2006	By:	/s/ Scott C. Evans

Scott C. Evans
Executive Vice President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	August 28, 2006	By:	/s/ Scott C. Evans

Scott C. Evans
Executive Vice President
(principal executive officer)

Date:	August 23, 2006	By:	/s/Georganne C. Proctor

Georganne C. Proctor
Executive Vice President and Chief Financial Officer
(principal financial officer)

EXHIBIT LIST

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)